                                                                     EXHIBIT 4.2

                                                                  EXECUTION COPY

================================================================================

                               THE HOCKEY COMPANY,

                         as Issuer and Parent Guarantor

                                SPORT MASKA INC.,

                       as Subsidiary Issuer and Guarantor

                              THE BANK OF NEW YORK,

                                   as Trustee,

                                       AND

                     THE SUBSIDIARY GUARANTORS NAMED HEREIN,

                                  as Guarantors

                                    INDENTURE

                            Dated as of April 3, 2002

                               Units consisting of
           11 1/4% Senior Secured Notes of The Hockey Company due 2009
            11 1/4% Senior Secured Notes of Sport Maska Inc. due 2009

================================================================================

                              CROSS-REFERENCE TABLE

TIA                                                                                          Indenture
Section                                                                                        Section
-------                                                                                      ---------
310(a)(1)      ........................................................                           7.10
      (a)(2)   ........................................................                           7.10
      (a)(3)   ........................................................                     7.13; 7.16
      (a)(4)   ........................................................                           N.A.
      (a)(5)   ........................................................                           7.10
      (b) .............................................................              7.08; 7.10; 11.02
      (c) .............................................................                           N.A.
311(a)    .............................................................                           7.11
      (b) .............................................................                           7.11
      (c) .............................................................                           7.06
312(a)    .............................................................                           2.05
      (b) .............................................................                          11.03
      (c) .............................................................                          11.03
313(a)    .............................................................                           7.06
      (b)(1)...........................................................                           N.A.
      (b)(2)...........................................................                           7.06
      (c) .............................................................                    7.06; 11.02
      (d) .............................................................                           7.06
314(a)    .............................................................        4.06; 4.07; 4.08; 11.02
      (b) .............................................................                          12.03
      (c)(1)...........................................................                          11.04
      (c)(2)...........................................................                          11.04
      (c)(3)...........................................................                           N.A.
      (d) .............................................................                          12.04
      (e) .............................................................                          11.05
315(a)    .............................................................                        7.01(b)
      (b) .............................................................                    7.05; 11.02
      (c) .............................................................                        7.01(a)
      (d) .............................................................                        7.01(c)
      (e) .............................................................                           6.11
316(a)(last sentence)..................................................                           2.09
      (a)(1)(A)........................................................                           6.05
      (a)(1)(B)........................................................                           6.04
      (a)(2)...........................................................                           N.A.
      (b) .............................................................                           6.07
      (c) .............................................................                           9.04
317(a)(1) .............................................................                           6.08
      (a)(2)...........................................................                           6.09
      (b) .............................................................                           2.04
318(a)    .............................................................                          11.01
      (c) .............................................................                          11.01

----------
N.A. means Not Applicable

NOTE: This Cross-Reference Table shall not, for any purpose, be deemed to be a part of the Indenture.

                               TABLE OF CONTENTS

                                                                                                     PAGE
                                   ARTICLE ONE
                   DEFINITIONS AND INCORPORATION BY REFERENCE

SECTION 1.01.    Definitions...........................................................................1
SECTION 1.02.    Incorporation by Reference of TIA....................................................18
SECTION 1.03.    Rules of Construction................................................................19

                                   ARTICLE TWO
                               THE NOTES AND UNITS

SECTION 2.01.    Form and Dating......................................................................19
SECTION 2.02.    Execution and Authentication; Aggregate Principal Amount.............................20
SECTION 2.03.    Registrar and Paying Agent...........................................................21
SECTION 2.04.    Paying Agent Assets Segregated.......................................................21
SECTION 2.05.    Holder Lists.........................................................................22
SECTION 2.06.    Transfer and Exchange................................................................22
SECTION 2.07.    Replacement Notes and Units..........................................................23
SECTION 2.08.    Outstanding Notes and Units..........................................................23
SECTION 2.09.    Treasury Units; When Units are Disregarded...........................................24
SECTION 2.10.    Temporary Notes or Units.............................................................24
SECTION 2.11.    Cancellation.........................................................................24
SECTION 2.12.    CUSIP Number.........................................................................24
SECTION 2.13.    Deposit of Moneys....................................................................25
SECTION 2.14.    Book-Entry Provisions for Global Units...............................................25
SECTION 2.15.    Special Transfer Provisions..........................................................26

                                  ARTICLE THREE
                                   REDEMPTION

SECTION 3.01.    Notices to Trustee...................................................................27
SECTION 3.02.    Selection of Notes To Be Redeemed....................................................27
SECTION 3.03.    Notice of Redemption.................................................................28
SECTION 3.04.    Effect of Notice of Redemption.......................................................29
SECTION 3.05.    Deposit of Redemption Price..........................................................29
SECTION 3.06.    Notes Redeemed in Part...............................................................29
SECTION 3.07.    Joint Decision.......................................................................29

                                  ARTICLE FOUR
                                    COVENANTS

SECTION 4.01.    Payment of Notes.....................................................................29
SECTION 4.02.    Maintenance of Office or Agency......................................................30
SECTION 4.03.    Corporate Existence..................................................................30
SECTION 4.04.    Payment of Taxes and Other Claims....................................................30
SECTION 4.05.    Maintenance of Properties and Insurance..............................................30
SECTION 4.06.    Compliance Certificate; Notice of Default............................................31

                                TABLE OF CONTENTS
                                    (CONT'D)

                                                                                                     PAGE
                                                                                                     ----
SECTION 4.07.    Compliance with Laws.................................................................31
SECTION 4.08.    Reports to Holders...................................................................31
SECTION 4.09.    Waiver of Stay, Extension or Usury Laws..............................................32
SECTION 4.10.    Limitation on Restricted Payments....................................................32
SECTION 4.11.    Limitation on Transactions with Affiliates...........................................34
SECTION 4.12.    Limitation on Incurrence of Additional Indebtedness..................................34
SECTION 4.13.    Limitation on Dividend and Other Payment Restrictions Affecting Restricted
                 Subsidiaries........................................................................ 35
SECTION 4.14.    Additional Guarantees................................................................35
SECTION 4.15.    Limitation on Change of Control......................................................36
SECTION 4.16.    Limitation on Asset Sales............................................................37
SECTION 4.17.    Impairment of Security Interest......................................................40
SECTION 4.18.    Limitation on Liens..................................................................40
SECTION 4.19.    Conduct of Business..................................................................41
SECTION 4.20.    Limitation on Issuances and Sales of Capital Stock of Subsidiaries...................41
SECTION 4.21.    Real Estate Mortgages and Filings....................................................41
SECTION 4.22.    Leasehold Mortgagee and Filings......................................................42
SECTION 4.23.    Additional Amounts...................................................................42

                                  ARTICLE FIVE
                              SUCCESSOR CORPORATION

SECTION 5.01.    Merger, Consolidation and Sale of Assets.............................................43
SECTION 5.02.    Successor Corporation Substituted....................................................44

                                   ARTICLE SIX
                              DEFAULT AND REMEDIES

SECTION 6.01.    Events of Default....................................................................45
SECTION 6.02.    Acceleration.........................................................................46
SECTION 6.03.    Other Remedies.......................................................................46
SECTION 6.04.    Waiver of Past Defaults..............................................................47
SECTION 6.05.    Control by Majority..................................................................47
SECTION 6.06.    Limitation on Suits..................................................................47
SECTION 6.07.    Rights of Holders To Receive Payment.................................................48
SECTION 6.08.    Collection Suit by Trustee...........................................................48
SECTION 6.09.    Trustee May File Proofs of Claim.....................................................48
SECTION 6.10.    Priorities...........................................................................49
SECTION 6.11.    Undertaking for Costs................................................................49
SECTION 6.12.    Restoration of Rights and Remedies...................................................49

                                  ARTICLE SEVEN
                                     TRUSTEE

SECTION 7.01.    Duties of Trustee....................................................................49

                                TABLE OF CONTENTS
                                    (CONT'D)

                                                                                                     PAGE
                                                                                                     ----
SECTION 7.02.    Rights of Trustee....................................................................50
SECTION 7.03.    Individual Rights of Trustee.........................................................52
SECTION 7.04.    Trustee's Disclaimer.................................................................52
SECTION 7.05.    Notice of Default....................................................................52
SECTION 7.06.    Reports by Trustee to Holders........................................................52
SECTION 7.07.    Compensation and Indemnity...........................................................53
SECTION 7.08.    Replacement of Trustee...............................................................53
SECTION 7.09.    Successor Trustee by Merger, Etc.....................................................54
SECTION 7.10.    Eligibility; Disqualification........................................................54
SECTION 7.11.    Preferential Collection of Claims Against Issuers....................................55
SECTION 7.12.    Trustee as Collateral Agent..........................................................55
SECTION 7.13.    Co-trustees, co-Collateral Agent and Separate Trustees, Collateral Agent.............55
SECTION 7.14.    Money Held in Trust..................................................................56
SECTION 7.15.    Trustee's Application for Instructions from the Issuers..............................56
SECTION 7.16.    Concerning the Trustee and the Collateral............................................57
SECTION 7.17.    Limitation on Duty of Trustee in Respect of Collateral; Indemnification..............57
SECTION 7.18.    Assignment of Rights, Not Assumption of Duties.......................................58

                                  ARTICLE EIGHT
                     SATISFACTION AND DISCHARGE OF INDENTURE

SECTION 8.01.    Legal Defeasance and Covenant Defeasance.............................................58
SECTION 8.02.    Satisfaction and Discharge...........................................................60
SECTION 8.03.    Survival of Certain Obligations......................................................61
SECTION 8.04.    Acknowledgment of Discharge by Trustee...............................................61
SECTION 8.05.    Application of Trust Moneys..........................................................61
SECTION 8.06.    Repayment to the Issuers; Unclaimed Money............................................61
SECTION 8.07.    Reinstatement........................................................................62

                                  ARTICLE NINE
                       AMENDMENTS, SUPPLEMENTS AND WAIVERS

SECTION 9.01.    Without Consent of Holders...........................................................62
SECTION 9.02.    With Consent of Holders..............................................................63
SECTION 9.03.    Compliance with TIA..................................................................64
SECTION 9.04.    Revocation and Effect of Consents....................................................64
SECTION 9.05.    Notation on or Exchange of Notes.....................................................64
SECTION 9.06.    Trustee To Sign Amendments, Etc......................................................65

                                   ARTICLE TEN
                                    GUARANTEE

SECTION 10.01.   Parent Guarantee.....................................................................65

                                TABLE OF CONTENTS
                                    (CONT'D)

                                                                                                     PAGE
                                                                                                     ----
SECTION 10.02.   Subsidiary Issuer Guarantee..........................................................66
SECTION 10.03.   Subsidiary Guarantees................................................................66
SECTION 10.04.   Release of a Guarantor...............................................................67
SECTION 10.05.   Limitation of Guarantor's Liability..................................................68
SECTION 10.06.   Guarantors May Consolidate, etc., on Certain Terms...................................68
SECTION 10.07.   Contribution.........................................................................68
SECTION 10.08.   Waiver of Subrogation................................................................69
SECTION 10.09.   Evidence of Guarantee................................................................69
SECTION 10.10.   Waiver of Stay, Extension or Usury Laws..............................................69

                                 ARTICLE ELEVEN
                                  MISCELLANEOUS

SECTION 11.01.   TIA Controls.........................................................................69
SECTION 11.02.   Notices..............................................................................70
SECTION 11.03.   Communications by Holders with Other Holders.........................................70
SECTION 11.04.   Certificate and Opinion as to Conditions Precedent...................................70
SECTION 11.05.   Statements Required in Certificate or Opinion........................................71
SECTION 11.06.   Rules by Trustee, Paying Agent, Registrar............................................71
SECTION 11.07.   Legal Holidays.......................................................................71
SECTION 11.08.   Governing Law; Service of Process....................................................71
SECTION 11.09.   No Adverse Interpretation of Other Agreements........................................72
SECTION 11.10.   No Recourse Against Others...........................................................72
SECTION 11.11.   Successors...........................................................................72
SECTION 11.12.   Duplicate Originals..................................................................72
SECTION 11.13.   Severability.........................................................................72
SECTION 11.14.   Waiver of Jury Trial.................................................................72
SECTION 11.15.   Conversion of Currency...............................................................73
SECTION 11.16.   Consent to Jurisdiction..............................................................73
SECTION 11.17.   Interest Calculation on the Subsidiary Issuer Notes..................................74

                                 ARTICLE TWELVE
                                    SECURITY

SECTION 12.01.   Grant of Security Interest...........................................................74
SECTION 12.02.   Intercreditor Agreement..............................................................75
SECTION 12.03.   Recording and Opinions...............................................................75
SECTION 12.04.   Release of Collateral................................................................76
SECTION 12.05.   Specified Releases of Collateral.....................................................77
SECTION 12.06.   Form and Sufficiency of Release......................................................78
SECTION 12.07.   Purchaser Protected..................................................................78
SECTION 12.08.   Authorization of Actions To Be Taken by the Trustee Under the
                 Collateral Agreements................................................................78

                                TABLE OF CONTENTS
                                    (CONT'D)

                                                                                                     PAGE
                                                                                                     ----
SECTION 12.09.   Authorization of Receipt of Funds by the Trustee Under the
                 Collateral Agreements................................................................79

Exhibit A   -    Form of Initial Unit................................................................A-1
Exhibit B   -    Form of Exchange Unit...............................................................B-1
Exhibit C   -    Form of Legend for Global Units.....................................................C-1
Exhibit D   -    Form of Certificate To Be Delivered in Connection with
                   Transfers to Non-QIB Accredited Investors.........................................D-1
Exhibit E   -    Form of Certificate To Be Delivered in Connection with
                   Transfers Pursuant to Regulation S................................................E-1

NOTE: This Table of Contents shall not, for any purpose, be deemed to be part of the Indenture.

          INDENTURE, dated as of April 3, 2002, by and among The Hockey Company, a Delaware corporation (the "COMPANY"), Sport Maska Inc., a New Brunswick corporation ("SUBSIDIARY ISSUER" and, together with the Company, the "ISSUERS"), the Guarantors (as herein defined), and The Bank of New York, a New York banking corporation, as Trustee (the "TRUSTEE").

          The Issuers have duly authorized the creation of an issue of Series A 11 1/4% Senior Secured Note Units due 2009 (the "INITIAL UNITS"), each Unit consisting of $500 principal amount of 11 1/4% Senior Secured Notes of the Company (the "PARENT NOTES") and $500 principal amount of 11 1/4% Senior Secured Notes of the Subsidiary Issuer (the "SUBSIDIARY ISSUER NOTES" and, together with the Parent Notes, the "NOTES") and Series B 11 1/4% Senior Secured Note Units due 2009 (the "EXCHANGE UNITS" and, together with the Initial Units, the "UNITS"), each Unit consisting of $500 principal amount of 11 1/4% Senior Secured Notes of the Company and $500 principal amount of 11 1/4% Senior Secured Notes of the Subsidiary Issuer. The Units will be secured by a lien and security interest in the Collateral (as defined) pursuant to the terms of the Collateral Agreements (as defined). The Subsidiary Issuer Notes will be guaranteed, on an unconditional senior secured basis, by the Company and the Parent Notes will be guaranteed, on an unconditional senior secured basis, by the Subsidiary Issuer. All Restricted Subsidiaries (as defined) of the Company (other than KHF Sports Oy and KHF Finland Oy) will, jointly and severally, fully and unconditionally guarantee, on a senior secured basis, to each holder of the Notes, the Trustee and the Collateral Agents, the payment and performance of the Issuers' obligations under the Indenture and the Notes. All things necessary to make the Units and Notes, when duly issued and executed by the Issuers, and authenticated and delivered hereunder, the valid obligations of the Issuers and the Subsidiary Guarantors, and to make this Indenture a valid and binding agreement of the Issuers and the Subsidiary Guarantors, have been done.

          Each party hereto agrees as follows for the benefit of the other parties and for the equal and ratable benefit of the Holders of the Notes.

                                  ARTICLE ONE

                   DEFINITIONS AND INCORPORATION BY REFERENCE

          SECTION 1.01. DEFINITIONS.

          "ACCELERATION NOTICE" has the meaning provided in SECTION 6.02(a).

          "ACQUIRED INDEBTEDNESS" means Indebtedness of a Person or any of its Subsidiaries existing at the time such Person becomes a Restricted Subsidiary of the Company or at the time it merges or consolidates with or into the Company or any of its Subsidiaries or assumed in connection with the acquisition of assets from such Person and in each case not incurred by such Person in connection with, or in anticipation or contemplation of, such Person becoming a Restricted Subsidiary of the Company or such acquisition, and which Indebtedness is without recourse to the Company or any of its Subsidiaries or to any of their respective properties or assets other than the Person or the assets to which such Indebtedness related prior to the time such Person becomes a Restricted Subsidiary of the Company or the time of such acquisition, merger or consolidation.

          "ADDITIONAL AMOUNTS" has the meaning set forth in SECTION 4.23.

          "ADDITIONAL UNITS" has the meaning provided in SECTION 2.02 and means any Units that are not Exchange Units issued after the Issue Date from time to time in accordance with the terms of this Indenture including, without limitation, the provisions of SECTIONS 2.02 and 4.12.

          "AFFILIATE" means, with respect to any specified Person, any other Person who directly or indirectly through one or more intermediaries controls, or is controlled by, or is under common control with, such specified Person. The term "control" means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative of the foregoing.

          "AFFILIATE TRANSACTION" has the meaning provided in SECTION 4.11.

          "AGENT" means any Registrar, Paying Agent or co-Registrar.

          "AGENT MEMBERS" has the meaning provided in SECTION 2.14 and means, with respect to the Depository, Euroclear or Clearstream, a Person who has an account with the Depository, Euroclear or Clearstream, respectively (and, with respect to the Depository, shall include Euroclear and Clearstream).

          "APPLICABLE PROCEDURES" means, with respect to any transfer or exchange of or for beneficial interests in any Global Note, the rules and procedures of the Depository, Euroclear and Clearstream that apply to such transfer or exchange.

          "ASSET ACQUISITION" means (a) an Investment by the Company or any Restricted Subsidiary of the Company in any other Person pursuant to which such Person shall become a Restricted Subsidiary of the Company or any Restricted Subsidiary of the Company, or shall be merged with or into the Company or any Restricted Subsidiary of the Company, or (b) the acquisition by the Company or any Restricted Subsidiary of the Company of the assets of any Person (other than a Restricted Subsidiary of the Company) which constitute all or substantially all of the assets of such Person or comprises any division or line of business of such Person or any other properties or assets of such Person other than in the ordinary course of business.

          "ASSET SALE" means any direct or indirect sale, issuance, conveyance, transfer, lease (other than operating leases entered into in the ordinary course of business), assignment or other transfer for value by the Company or any of its Restricted Subsidiaries (including any Sale and Leaseback Transaction) to any Person other than the Company or a Wholly Owned Subsidiary of the Company that is a Guarantor (PROVIDED that in the event the Company or its Restricted Subsidiaries make any such transfer to Jofa Holding AB or any Subsidiary of Jofa Holding AB, such transferee shall grant to the Collateral Agent a security interest in such assets of: (1) any Capital Stock of any Restricted Subsidiary of the Company; or (2) any other property or assets of the Company or any Restricted Subsidiary of the Company other than in the ordinary course of business; PROVIDED, HOWEVER, that asset sales or other dispositions shall not include: (a) a transaction or series of related transactions for which the Company or its Restricted Subsidiaries receive aggregate consideration of less than $750,000; and (b) the sale, lease, conveyance, disposition or other transfer of all or substantially all of the assets of the Company as permitted under SECTION 5.01; and (c) any Restricted Payment permitted by SECTION 4.10 or that constitutes a Permitted Investment.

          "AUTHENTICATING AGENT" has the meaning provided in SECTION 2.02.

          "BANKRUPTCY LAW" means Title 11, U.S. Code or any similar federal, state or foreign law for the relief of debtors.

          "BOARD OF DIRECTORS" means, as to any Person, the board of directors of such Person or any duly authorized committee thereof.

          "BOARD RESOLUTION" means, with respect to any Person, a copy of a resolution certified by the Secretary or an Assistant Secretary of such Person to have been duly adopted by the Board of Directors of such Person and to be in full force and effect on the date of such certification, and delivered to the Trustee.

          "BUSINESS DAY" means, with respect to any specified place of payment, a day that is not a Legal Holiday in that place of payment.

          "CALCULATION PERIOD" shall have the meaning provided in SECTION 11.17.

          "CANADIAN SECURITY AGREEMENTS" means the general security agreements and securities pledge agreements, dated as of the April 3, 2002, made by the Guarantors having assets in Canada in favor of BNY Trust Company of Canada, as collateral agent, and the Deeds of Hypothec, as same amended or supplemented from time to time in accordance with their respective terms.

          "CAPITAL STOCK" means (i) with respect to any Person that is a corporation, any and all shares, interests, participations or other equivalents (however designated and whether or not voting) of corporate stock, including each class of Common Stock and Preferred Stock of such Person, and (ii) with respect to any Person that is not a corporation, any and all partnership, membership or other equity interests of such Person.

          "CAPITALIZED LEASE OBLIGATION" means, as to any Person, the obligations of such Person under a lease that are required to be classified and accounted for as capital lease obligations under GAAP and, for purposes of this definition, the amount of such obligations at any date shall be the capitalized amount of such obligations at such date, determined in accordance with GAAP.

          "CASH EQUIVALENTS" means (i) marketable direct obligations issued by, or unconditionally guaranteed by, the United States Government or issued by any agency thereof and backed by the full faith and credit of the United States, in each case maturing within one year from the date of acquisition thereof; (ii) marketable direct obligations issued by any state of the United States of America or any political subdivision of any such state or any public instrumentality thereof maturing within one year from the date of acquisition thereof and, at the time of acquisition, having one of the two highest ratings obtainable from either Standard & Poor's Ratings Group ("S&P") or Moody's Investors Service, Inc. ("MOODY'S"); (iii) commercial paper maturing no more than one year from the date of creation thereof and, at the time of acquisition, having a rating of at least A-1 from S&P or at least P-1 from Moody's; (iv) certificates of deposit or bankers' acceptances maturing within one year from the date of acquisition thereof issued by any bank organized under the laws of the United States of America or any state thereof or the District of Columbia or any U.S. branch of a foreign bank having at the date of acquisition thereof combined capital and surplus of not less than $250,000,000; (v) repurchase obligations with a term of not more than seven days for underlying securities of the types described in clause (i) above entered into with any bank meeting the qualifications specified in clause (iv) above; and (vi) investments in money market funds which invest substantially all their assets in securities of the types described in clauses (i) through (v) above.

          "CHANGE OF CONTROL" means the occurrence of one or more of the following events: (i) any Person or "Group" (as such terms are used in Sections 13(d) and 14(d) of the Exchange Act) (other than the Permitted Holders) is or becomes the "beneficial owner" (as defined in Rules 13d-3 and 13d-5 under the Exchange Act) directly or indirectly, of 50% or more of the total outstanding Voting Stock of the Company; or (ii) during any period of two consecutive years, individuals who at the beginning of such period constituted the Board of Directors of the Company (together with any new directors whose election to such Board of Directors, or whose nomination for election by the stockholders of the

Company, was approved by a vote of a majority of the directors then still in office who were either directors at the beginning of such period or whose election or nomination for election was previously so approved) cease for any reason to constitute a majority of such Board of Directors then in office; or
(iii) any sale, lease, exchange or other transfer (in one transaction or a series of related transactions) of all or substantially all of the assets of the Company and its Subsidiaries on a consolidated basis to any Person or Group, together with any Affiliates thereof (whether or not otherwise in compliance with the provisions of the Indenture) that are not controlled, directly or indirectly, by the Permitted Holders; or (iv) the approval by the holders of Capital Stock of the Company of any plan or proposal for the liquidation or dissolution of the Company (whether or not otherwise in compliance with the provisions of this Indenture).

          "CHANGE OF CONTROL DATE" has the meaning provided in SECTION 4.15.

          "CHANGE OF CONTROL OFFER" has the meaning provided in SECTION 4.15.

          "CHANGE OF CONTROL PAYMENT DATE" has the meaning provided in SECTION 4.15.

          "CHANGE OF CONTROL TRIGGERING EVENT" has the meaning provided in
SECTION 4.15.

          "CLEARSTREAM" means Clearstream Banking, societe anonyme.

          "COLLATERAL" means Collateral as such term is defined in the Security Agreements and all property mortgaged under the Mortgages and any other property, whether now owned or hereafter acquired, upon which a Lien securing the Obligations is granted or purported to be granted under any Collateral Agreements.

          "COLLATERAL AGENT" means collectively the Collateral Agent or Collateral Agents and the Quebec Collateral Agent specified in the Collateral Agreements.

          "COLLATERAL AGREEMENTS" means, collectively, this Indenture, the collateral agency agreements in connection therewith, the Security Agreements and each Mortgage, in each case, as the same may be in force from time to time.

          "COMMON STOCK" of any Person means any and all shares, interests or other participations in, and other equivalents (however designated and whether voting or non-voting) of, such Person's common stock, whether outstanding on the Issue Date or issued after the Issue Date, and includes, without limitation, all series and classes of such common stock.

          "COMPANY" means the party named as such in this Indenture until a successor replaces it pursuant to this Indenture and thereafter means such successor.

          "CONSOLIDATED EBITDA" means, with respect to any Person, for any period, the sum (without duplication) of (i) Consolidated Net Income and (ii) to the extent Consolidated Net Income has been reduced thereby: (A) all income and capital taxes of such Person and its Restricted Subsidiaries paid or accrued in accordance with GAAP for such period (other than income taxes attributable to extraordinary, unusual or nonrecurring gains or losses or taxes attributable to sales or dispositions of assets outside the ordinary course of business), (B) Consolidated Interest Expense, amortization expense and depreciation expense,
(C) Consolidated Non-cash Charges LESS any non-cash items increasing Consolidated Net Income for such period, all as determined on a consolidated basis for such Person and its Restricted Subsidiaries in accordance with GAAP and (D) management fees permitted to be paid pursuant to the Indenture, and (E) any non-recurring restructuring and extraordinary charges (including executive termination costs).

          "CONSOLIDATED FIXED CHARGE COVERAGE RATIO" means, with respect to any Person, the ratio of Consolidated EBITDA of such Person during the four full fiscal quarters (the "Four Quarter Period") ending on or prior to the date of the transaction or event giving rise to the need to calculate the Consolidated Fixed Charge Coverage Ratio for which financial statements are available (the "Transaction Date") to Consolidated Fixed Charges of such Person for the Four Quarter Period. In addition to and without limitation of the foregoing, for purposes of this definition, "Consolidated EBITDA" and "Consolidated Fixed Charges" shall be calculated after giving effect on a pro forma basis for the period of such calculation to: (i) the incurrence or repayment of any Indebtedness of such Person or any of its Restricted Subsidiaries (and the application of the proceeds thereof) giving rise to the need to make such calculation and any incurrence or repayment of other Indebtedness (and the application of the proceeds thereof), other than the incurrence or repayment of Indebtedness in the ordinary course of business for working capital purposes pursuant to working capital facilities, occurring during the Four Quarter Period or at any time subsequent to the last day of the Four Quarter Period and on or prior to the Transaction Date, as if such incurrence or repayment, as the case may be (and the application of the proceeds thereof), occurred on the first day of the Four Quarter Period; and (ii) any asset sales or other dispositions or Asset Acquisitions (including, without limitation, any Asset Acquisition giving rise to the need to make such calculation as a result of such Person or one of its Restricted Subsidiaries (including any Person who becomes a Restricted Subsidiary as a result of any such Asset Acquisition) incurring, assuming or otherwise being liable for Acquired Indebtedness during the Four Quarter Period or at any time subsequent to the last day of the Four Quarter Period and on or prior to the Transaction Date), as if such asset sale or other disposition or Asset Acquisition (including the incurrence, assumption or liability for any such Indebtedness or Acquired Indebtedness and also including any Consolidated EBITDA associated with such Asset Acquisition) occurred on the first day of the Four Quarter Period, and including any pro forma expense and cost reductions calculated on a basis consistent with Regulation S-X under the Exchange Act; provided that the Consolidated EBITDA of any Person acquired shall be included only to the extent includible pursuant to the definition of "Consolidated Net Income." If such Person or any of its Restricted Subsidiaries directly or indirectly guarantees Indebtedness of a third Person, the preceding sentence shall give effect to the incurrence of such guaranteed Indebtedness as if such Person or any Restricted Subsidiary of such Person had directly incurred or otherwise assumed such guaranteed Indebtedness.

          Furthermore, in calculating "Consolidated Fixed Charges" for purposes of determining the denominator (but not the numerator) of this "Consolidated Fixed Charge Coverage Ratio": (i) interest on outstanding Indebtedness determined on a fluctuating basis as of the Transaction Date (including Indebtedness actually incurred on the Transaction Date) and which will continue to be so determined thereafter shall be deemed to have accrued at a fixed rate per annum equal to the average rate of interest on such Indebtedness during the Four Quarter Period ending on or prior to the Transaction Date; and (ii) notwithstanding clause (i) above, interest on Indebtedness determined on a fluctuating basis, to the extent such interest is covered by agreements relating to Interest Swap Obligations, shall be deemed to accrue at the rate per annum resulting after giving effect to the operation of such agreements.

          "CONSOLIDATED FIXED CHARGES" means, with respect to any Person for any period, the sum, without duplication, of (i) Consolidated Interest Expense (including amortization or write-off of deferred financing costs of such Person and its consolidated Restricted Subsidiaries during such period and any premium or penalty paid in connection with redeeming or retiring Indebtedness of such Person and its consolidated Restricted Subsidiaries prior to the stated maturity thereof pursuant to the agreements governing such Indebtedness); plus (ii) the product of (x) the amount of all dividend payments on any series of Preferred Stock of such Person (other than dividends paid in Qualified Capital Stock) paid, accrued or scheduled to be paid or accrued during such period times (y) a fraction, the numerator of which is one and the denominator of which is one minus the then current effective consolidated federal, state and local tax rate of such Person, expressed as a decimal.

          "CONSOLIDATED INTEREST EXPENSE" means, with respect to any Person for any period, the aggregate of the interest expense of such Person and its Restricted Subsidiaries for such period, on a consolidated basis, as determined in accordance with GAAP, and including, without duplication, (a) all amortization of original issue discount; (b) the interest component of Capitalized Lease Obligations paid, accrued and/or scheduled to be paid or accrued by such Person and its Restricted Subsidiaries during such period; (c) net cash costs under all Interest Swap Obligations (including amortization of fees); (d) all capitalized interest; and (e) the interest portion of any deferred payment obligations for such period.

          "CONSOLIDATED NET INCOME" means, with respect to any Person, for any period, the aggregate net income (or loss) of such Person and its Restricted Subsidiaries for such period on a consolidated basis, determined in accordance with GAAP; PROVIDED that there shall be excluded therefrom: (i) after-tax gains and losses from Asset Sales or abandonments or reserves relating thereto; (ii) after-tax items classified as extraordinary or nonrecurring gains; (iii) the net income of any Person acquired in a "pooling of interests" transaction accrued prior to the date it becomes a Restricted Subsidiary of the referent Person or is merged or consolidated with the referent Person or any Restricted Subsidiary of the referent Person; (iv) the net income (but not loss) of any Restricted Subsidiary of the referent Person to the extent that the declaration of dividends or similar distributions by that Restricted Subsidiary of that income is restricted by a contract (other than, solely for purposes of calculating the Consolidated Fixed Charge Coverage Ratio, restrictions under the Credit Agreement as in effect on the Issue Date), operation of law or otherwise; (v) the net income of any Person, other than a Restricted Subsidiary of the referent Person, except to the extent of cash dividends or distributions paid to the referent Person or to a Wholly Owned Restricted Subsidiary of the referent Person by such Person; (vi) any restoration to income of any material contingency reserve, except to the extent that provision for such reserve was made out of Consolidated Net Income accrued at any time following the Issue Date; (vii) income or loss attributable to discontinued operations (including, without limitation, operations disposed of during such period whether or not such operations were classified as discontinued); (viii) all gains and losses realized on or because of the purchase or other acquisition by such Person or any of its Restricted Subsidiaries of any securities of such Person or any of its Restricted Subsidiaries; and (ix) in the case of a successor to the referent Person by consolidation or merger or as a transferee of the referent Person's assets, any earnings of the successor corporation prior to such consolidation, merger or transfer of assets.

          To the extent net income of any Person (the "EXCLUDED PERSON") is excluded from Consolidated Net Income any other Person (the "REFERENT PERSON"), then Interest Expense of the Excluded Person shall be excluded from Consolidated Fixed Charges of the Referent Person up to the amount of net income so excluded.

          "CONSOLIDATED NET WORTH" of any Person means the consolidated stockholders' equity of such Person, determined on a consolidated basis in accordance with GAAP, less (without duplication) amounts attributable to Disqualified Capital Stock of such Person.

          "CONSOLIDATED NON-CASH CHARGES" means, with respect to any Person for any period, the aggregate depreciation, amortization and other non-cash expenses of such Person and its Restricted Subsidiaries reducing Consolidated Net Income of such Person and its Restricted Subsidiaries for such period, determined on a consolidated basis in accordance with GAAP (excluding any such charges constituting an extraordinary item or loss or any such charge which requires an accrual of or a reserve for cash charges for any future period).

          "CREDIT AGREEMENT" means (i) the Credit Agreement dated as of November 19, 1998, between Maska U.S., Inc., the Company, certain other subsidiaries of the Company, the lenders party thereto in their capacities as lenders thereunder and General Electric Capital Corporation, as agent, together with the related documents thereto (including, without limitation, any guarantee agreements, security documents and cash management agreements) and (ii) the Credit Agreement dated as of November 19, 1998, between Sport Maska Inc., the Company, certain other subsidiaries of the Company, the lenders party thereto in their capacities as lenders thereunder and General Electric Capital Canada Inc., as agent, together with the related documents thereto (including, without limitation, any guarantee agreements, security documents and cash management agreements), in each case as such agreements and documents may be amended (including any amendment and restatement thereof), supplemented or otherwise modified from time to time, including any agreement extending the maturity of, refinancing, replacing or otherwise restructuring (including increasing the amount of available borrowings thereunder (PROVIDED that such increase in borrowings is permitted by SECTION 4.12 or adding Restricted Subsidiaries of the Company as additional borrowers or guarantors thereunder) all or any portion of the Indebtedness under such agreement or any successor or replacement agreement and whether by the same or any other agent, lender or group of lenders.

          "CREDIT FACILITIES" means the Credit Agreement and the European Credit Agreement.

          "CURRENCY AGREEMENT" means any foreign exchange contract, currency swap agreement or other similar agreement or arrangement designed to protect the Company or any Restricted Subsidiary of the Company against fluctuations in currency values.

          "CUSTODIAN" means any receiver, trustee, assignee, liquidator, sequestrator or similar official under any Bankruptcy Law.

          "DEEDS OF HYPOTHEC" means the deeds of hypothec entered into between each of the Guarantors having assets in the Province of Quebec and the Quebec Collateral Agent.

          "DEFAULT" means an event or condition the occurrence of which is, or with the lapse of time or the giving of notice or both would be, an Event of Default.

          "DEPOSITORY" means The Depository Trust Company, its nominees and successors ("DTC").

          "DISQUALIFIED CAPITAL STOCK" means that portion of any Capital Stock which, by its terms (or by the terms of any security into which it is convertible or for which it is exchangeable at the option of the holder thereof), or upon the happening of any event (other than an event which would constitute a Change of Control), matures or is mandatorily redeemable, pursuant to a sinking fund obligation or otherwise, or is redeemable at the sole option of the holder thereof (except, in each case, upon the occurrence of a Change of Control) on or prior to the final maturity date of the Notes for cash.

          "EQUITY OFFERING" means an underwritten public offering of Qualified Capital Stock of the Company pursuant to a registration statement filed with the SEC in accordance with the Securities Act resulting in gross proceeds of at least $10.0 million to the Company.

          "EUROCLEAR" means Euroclear Bank S.A./N.V., as operator of the Euroclear system.

          "EUROPEAN CREDIT AGREEMENT" means (i) the Credit Agreement dated as of July 10, 2001, between KHF Finland Oy and Nordea Bank in Finland, together with the related documents thereto (including, without limitation, any guarantee agreements and security documents) and (ii) the Credit

Agreement dated as of March 18, 1999, between Jofa AB and Nordea Bank in Sweden and the Credit Agreement dated May 22, 2000, between Jofa AB and Nordea Bank in Sweden, together with the related documents thereto (including, without limitation, any guarantee agreements and security documents), in each case as such agreements may be amended (including any amendment and restatement thereof), supplemented or otherwise modified from time to time, including any agreement extending the maturity of, refinancing, replacing or otherwise restructuring (including increasing the amount of available borrowings thereunder (provided that such increase in borrowings is permitted by SECTION 4.12) or adding Restricted Subsidiaries of the Company as additional borrowers or guarantors thereunder) all or any portion of the Indebtedness under such agreement or any successor or replacement agreement and whether by the same or any other agent, lender or group of lenders.

          "EUROPEAN SUBSIDIARIES" means KHF Sports Oy, KHF Finland Oy, Jofa Holding AB and Jofa AB.

          "EVENT OF DEFAULT" has the meaning provided in SECTION 6.01.

          "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended, or any successor statute or statutes thereto.

          "EXCHANGE UNITS" has the meaning provided in the preamble to this Indenture and means the Additional Units, if any, issued under SECTION 2.02 pursuant to a registration rights agreement substantially similar to the Registration Rights Agreement.

          "EXCHANGE OFFER" means an offer by the Issuers pursuant to a registration statement that has become effective under the Securities Act to each Holder of the Initial Units to exchange all the Initial Units held by such Holder for the Exchange Units in an amount equal to the amount of Initial Units held by such Holder, all in accordance with the terms and conditions of the Registration Rights Agreement among the Company and the Initial Purchasers, dated as of April 3, 2002.

          "EXCLUDED HOLDER" has the meaning provided in SECTION 4.23.

          "FAIR MARKET VALUE" means, with respect to any asset or property, the price which could be negotiated in an arm's-length, free market transaction, for cash, between a willing seller and a willing and able buyer, neither of whom is under undue pressure or compulsion to complete the transaction. Fair market value shall be determined by the Board of Directors of the Company acting reasonably and in good faith and shall be evidenced by a Board Resolution of the Board of Directors of the Company delivered to the Trustee.

          "GAAP" means accounting principles generally accepted in the United States set forth in the opinions and pronouncements of the Accounting Principles Board of the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board or in such other statements by such other entity as may be accepted by a significant segment of the accounting profession of the United States, which are in effect as of the Issue Date.

          "GLOBAL UNIT" has the meaning provided in SECTION 2.01.

          "GUARANTEE" means a guarantee of the Notes by a Guarantor.

          "GUARANTOR" means each of the Company's Restricted Subsidiaries that in the future executes a supplemental indenture in which such Restricted Subsidiary agrees to be bound by the terms of the Indenture as a Guarantor; PROVIDED that any Person constituting a Guarantor as described above shall cease to constitute a Guarantor when its respective Guarantee is released in accordance with the terms of this Indenture.

          "HOLDER" means the Person in whose name a Unit is registered on the Registrar's books.

          "INCUR" has the meaning provided in SECTION 4.12.

          "INDEBTEDNESS" means with respect to any Person, without duplication:
(i) all Obligations of such Person for borrowed money; (ii) all Obligations of such Person evidenced by bonds, debentures, notes or other similar instruments;
(iii) all Capitalized Lease Obligations of such Person; (iv) all Obligations of such Person issued or assumed as the deferred purchase price of property, all conditional sale obligations and all Obligations under any title retention agreement (but excluding trade accounts payable and other accrued liabilities arising in the ordinary course of business that are not overdue by 90 days or more or are being contested in good faith by appropriate proceedings promptly instituted and diligently conducted and any deferred purchase price represented by earn outs consistent with the Company's past practice); (v) all Obligations for the reimbursement of any obligor on any letter of credit, banker's acceptance or similar credit transaction; (vi) guarantees and other contingent obligations in respect of Indebtedness referred to in clauses (i) through (v) above and clause (viii) below; (vii) all Obligations of any other Person of the type referred to in clauses (i) through (vi) which are secured by any lien on any property or asset of such Person, the amount of such Obligation being deemed to be the lesser of the fair market value of such property or asset or the amount of the Obligation so secured; (viii) all Obligations under currency agreements and interest rate swap agreements of such Person; and (ix) all Disqualified Capital Stock issued by such Person with the amount of Indebtedness represented by such Disqualified Capital Stock being equal to the greater of its voluntary or involuntary liquidation preference and its maximum fixed purchase price, but excluding accrued dividends, if any.

          For purposes hereof, the "maximum fixed repurchase price" of any Disqualified Capital Stock which does not have a fixed repurchase price shall be calculated in accordance with the terms of such Disqualified Capital Stock as if such Disqualified Capital Stock were purchased on any dated on which Indebtedness shall be required to be determined pursuant to the Indenture, and if such price is based upon, or measured by, the fair market value of such Disqualified Capital Stock, such fair market value shall be determined reasonably and in good faith by the Board of Directors of the issuer of such Disqualified Capital Stock.

          "INDENTURE" means this Indenture, as amended or supplemented from time to time in accordance with the terms hereof.

          "INDEPENDENT FINANCIAL ADVISOR" means an investment banking firm (i) which does not, and whose directors, officers and employees or Affiliates do not, have a direct or indirect financial interest in the Company and (ii) which, in the judgment of the Board of Directors of the Company, is otherwise independent and qualified to perform the task for which it is to be engaged.

          "INITIAL UNITS" has the meaning provided in the preamble to this Indenture.

          "INITIAL PURCHASER" means Jefferies & Company, Inc.

          "INSTITUTIONAL ACCREDITED INVESTOR" means an institution that is an "accredited investor" as that term is defined in Rule 501(a)(1), (2), (3) or (7) under the Securities Act.

          "INTERCREDITOR AGREEMENT" means the Intercreditor Agreement, dated April 3, 2002 between General Electric Capital Corporation, General Electric Capital Canada, Inc., The Bank of New

York, The BNY Trust Company of Canada, Sport Maska Inc., The Hockey Company, Sports Holdings Corp., Maska U.S., Inc., SLM Trademark Acquisition Canada Corporation, SLM Trademark Acquisition Corp. and WAP Holdings Inc.

          "INTEREST PAYMENT DATE" means the stated maturity of an installment of interest on the Notes.

          "INTEREST SWAP OBLIGATIONS" means the obligations of any Person pursuant to any arrangement with any other Person whereby, directly or indirectly, such Person is entitled to receive from time to time periodic payments calculated by applying either a floating or a fixed rate of interest on a stated notional amount in exchange for periodic payments made by such other Person calculated by applying a fixed or a floating rate of interest on the same notional amount and shall include, without limitation, interest rate swaps, caps, floors, collars and similar agreements.

          "INTERNAL REVENUE CODE" means the Internal Revenue Code of 1986, as amended to the date hereof and from time to time hereafter.

          "INVESTMENT" means, with respect to any Person, any direct or indirect loan or other extension of credit (including, without limitation, a guarantee) or a capital contribution to (by means of any transfer of cash or other property to others or any payment for property or services for the account or use of others), or any purchase or acquisition by such Person of any Capital Stock, bonds, notes, debentures or other securities or evidences of Indebtedness issued by, any Person. "Investment" shall exclude extensions of trade credit by the Company and its Restricted Subsidiaries on commercially reasonable terms in accordance with normal trade practices of the Company or such Restricted Subsidiary, as the case may be. For the purposes of SECTION 4.10, (i) "Investment" shall include and be valued at the fair market value of the net assets of any Restricted Subsidiary at the time that such Restricted Subsidiary is designated an Unrestricted Subsidiary and shall exclude the fair market value of the net assets of any Unrestricted Subsidiary at the time that such Unrestricted Subsidiary is designated a Restricted Subsidiary and (ii) the amount of any Investment shall be the original cost of such Investment plus the cost of all additional Investments by the Company or any of its Restricted Subsidiaries, without any adjustments for increases or decreases in value, or write-ups, write-downs or write-offs with respect to such Investment, reduced by the payment of dividends or distributions in connection with such Investment or any other amounts received in respect of such Investment; PROVIDED that no such payment of dividends or distributions or receipt of any such other amounts shall reduce the amount of any Investment if such payment of dividends or distributions or receipt of any such amounts would be included in Consolidated Net Income. If the Company or any Restricted Subsidiary of the Company sells or otherwise disposes of any Common Stock of any direct or indirect Restricted Subsidiary of the Company such that, after giving effect to any such sale or disposition, the Company no longer owns, directly or indirectly, 100% of the outstanding Common Stock of such Restricted Subsidiary, the Company shall be deemed to have made an Investment on the date of any such sale or disposition equal to the fair market value of the Common Stock of such Restricted Subsidiary not sold or disposed of.

          "ISSUE DATE" means the date of original issuance of the Notes.

          "LEASE" has the meaning set forth in SECTION 4.22.

          "LEASED PREMISES" has the meaning set for thin SECTION 4.22.

          "LEGAL HOLIDAY" has the meaning provided in SECTION 11.07.

          "LIEN" means any lien, mortgage, deed of hypothec, priority, deed of trust, pledge, security interest, charge or encumbrance of any kind (including any conditional sale or other title retention agreement, any lease in the nature thereof and any agreement to give any security interest).

          "MATURITY" when used with respect to any Note means the date on which the principal of that Note or an installment of principal becomes due and payable as therein or herein provided, whether at the Maturity Date or by declaration of acceleration, call for redemption, or otherwise.

          "MATURITY DATE" means April 15, 2009.

          "MORTGAGES" means the mortgages, deeds of hypothec, deeds of trust, deeds to secure debt or other similar documents securing liens on the Premises and/or the Leased Premises as well as the other collateral secured by and described in the mortgages, deeds of hypothec, deeds of trust, deeds to secure debt or other similar documents.

          "NET CASH PROCEEDS" means, with respect to any Asset Sale, the proceeds in the form of cash or Cash Equivalents including payments in respect of deferred payment obligations when received in the form of cash or Cash Equivalents (other than the portion of any such deferred payment constituting interest) received by the Issuers or any of its Restricted Subsidiaries from such Asset Sale net of: (i) reasonable out-of-pocket expenses and fees relating to such Asset Sale (including, without limitation, legal, accounting and investment banking fees and sales commissions); (ii) taxes paid or payable after taking into account any reduction in consolidated tax liability due to available tax credits or deductions and any tax sharing arrangements; (iii) repayment of Indebtedness that is secured by the property or assets that are the subject of such Asset Sale and is required to be repaid in connection with such Asset Sale; and (iv) appropriate amounts to be provided by the Issuers or any Restricted Subsidiary, as the case may be, as a reserve, in accordance with GAAP, against any liabilities associated with such Asset Sale and retained by the Issuers or any Restricted Subsidiary, as the case may be, after such Asset Sale, including, without limitation, pension and other post-employment benefit liabilities, liabilities related to environmental matters and liabilities under any indemnification obligations associated with such Asset Sale.

          "NET PROCEEDS OFFER" has the meaning provided in SECTION 4.16.

          "NET PROCEEDS OFFER AMOUNT" has the meaning provided in SECTION 4.16.

          "NET PROCEEDS OFFER PAYMENT DATE" has the meaning provided in SECTION 4.16.

          "NET PROCEEDS OFFER TRIGGER DATE" has the meaning provided in SECTION 4.16.

          "NON-U.S. PERSON" means a Person who is not a U.S. person, as defined in Regulation S.

          "NOTES" has the meaning provided in the preamble to this Indenture and means the Initial Notes, the Additional Notes, if any, and the Exchange Notes treated as a single class of securities, as amended or supplemented from time to time in accordance with the terms hereof, which are issued pursuant to this Indenture.

          "OBLIGATIONS" means all obligations for principal, premium, interest, penalties, fees, indemnifications, reimbursements, damages and other amounts payable under the documentation governing any Indebtedness.

          "OFFERING" means the offering of the Units pursuant to that certain Purchase Agreement dated March 26, 2001, between the Issuers and the Initial Purchaser.

          "OFFERING CIRCULAR" means the Offering Circular dated March 26, 2002 pursuant to which the Initial Notes were offered, and any amendment or supplement thereto.

          "OFFICER" means, with respect to any Person, the Chairman of the Board, the Chief Executive Officer, the President, any Vice President, the Chief Financial Officer, the Treasurer, the Controller or the Secretary of such Person, or any other officer designated by the Board of Directors serving in a similar capacity.

          "OFFICERS' CERTIFICATE" means, with respect to any Person, a certificate signed by two Officers or by an Officer and either an Assistant Treasurer or an Assistant Secretary of such Person and otherwise complying with the requirements of SECTIONS 11.04 and 11.05, as they relate to the making of an Officers' Certificate.

          "OFFSHORE PHYSICAL UNITS" has the meaning provided in SECTION 2.01.

          "OPINION OF COUNSEL" means a written opinion from legal counsel, who may be counsel for the Company and who is reasonably acceptable to the Trustee, complying with the requirements of SECTIONS 11.04 and 11.05, as they relate to the giving of an Opinion of Counsel.

          "PAYING AGENT" has the meaning provided in SECTION 2.03.

          "PAYOR" has the meaning provided in SECTION 4.23.

          "PERMITTED HOLDERS" means WS Acquisition LLC or any entity controlled thereby.

          "PERMITTED INDEBTEDNESS" means: (i) Indebtedness under the Notes issued in the Offering in an aggregate principal amount not to exceed $125.0 million and the related Guarantees; (ii) Indebtedness incurred pursuant to the Credit Facilities in an aggregate principal amount at any time outstanding not to exceed $35.0 million; PROVIDED that the Company will cause all Indebtedness incurred pursuant to this clause to be repaid in its entirety at least once each fiscal year; (iii) other Indebtedness of the Company and its Restricted Subsidiaries outstanding on the Issue Date (excluding Indebtedness incurred pursuant to clause (ii) above); (iv) Interest Swap Obligations of the Company or any Restricted Subsidiary of the Company covering Indebtedness of the Company or any of its Restricted Subsidiaries; PROVIDED, however, that such Interest Swap Obligations are entered into for the purpose of fixing or hedging interest rates with respect to any fixed or variable rate Indebtedness that is permitted by the Indenture to be outstanding to the extent that the notional amount of any such Interest Swap Obligation does not exceed the principal amount of Indebtedness to which such Interest Swap Obligation relates; (v) Indebtedness under Currency Agreements entered into in the ordinary course of business as a BONA FIDE hedge and not for speculative purposes in order to protect the Company against fluctuations in currency exchange rates; (vi) Indebtedness of a Wholly Owned Subsidiary of an Issuer that is a Guarantor to an Issuer or to a Wholly Owned Subsidiary of an Issuer that is a Guarantor for so long as such Indebtedness is held by an Issuer or a Wholly Owned Subsidiary of the Company that is a Guarantor, in each case subject to no Lien held by a Person other than an Issuer or a Wholly Owned Subsidiary of an Issuer that is a Guarantor or the lenders under the Credit Agreement and Permitted Liens; PROVIDED that if as of any date any Person other than an Issuer, a Wholly Owned Subsidiary of an Issuer that is a Guarantor or the lenders under the Credit Agreement owns or holds any such Indebtedness or holds a Lien in respect of such Indebtedness, such date shall be deemed the incurrence of Indebtedness not constituting Permitted Indebtedness by the issuer of such Indebtedness; (vii) Indebtedness of an Issuer to a Restricted Subsidiary of an Issuer for so long as such Indebtedness is held by a Restricted Subsidiary of an Issuer, in each case, subject to no Lien other than Liens under the Credit Agreement and Permitted Liens; PROVIDED that (a) any such Indebtedness is unsecured and subordinated, pursuant to a written agreement, to the Issuers' obligations under the Indenture and the Notes and (b) if as of any date any Person other than a Restricted Subsidiary of an Issuer owns or holds any such Indebtedness or any Person other than the lenders under the Credit Agreement holds a Lien in respect of such Indebtedness, such date shall be deemed the incurrence of Indebtedness not constituting Permitted Indebtedness by an Issuer;
(viii) Indebtedness arising from the honoring by a bank or other financial institution of a check, draft or similar instrument inadvertently (except in the case of daylight overdrafts) drawn against insufficient funds in the ordinary course of business; PROVIDED, HOWEVER, that such Indebtedness is extinguished within five business days of incurrence; (ix) Indebtedness of the Company or any of its Restricted Subsidiaries represented by letters of credit for the account of the Company or such Restricted Subsidiary, as the case may be, in order to provide security for workers' compensation claims, payment obligations in connection with self-insurance or similar requirements including in connection with license agreements, in the ordinary course of business; PROVIDED, HOWEVER, that the face amount of such letters of credit may not exceed $10.0 million at any one time outstanding; (x) Indebtedness represented by Capitalized Lease Obligations and Purchase Money Indebtedness of the Company and its Restricted Subsidiaries incurred in the ordinary course of business (including Refinancings thereof that do not result in an increase of the aggregate principal amount of Indebtedness of such Person as of the date of such proposed Refinancing (plus the amount of any premium required to be paid under the terms of the agreement or instrument governing such Indebtedness plus the amount of reasonable expenses incurred by the Company in connection with such Refinancings)) not to exceed $7.0 million at any one time outstanding; (xi) Refinancing Indebtedness of Indebtedness incurred pursuant to SECTION 4.12 or clauses (i), (iii), or (xi) hereof; and (xii) additional Indebtedness of the Company and its Restricted Subsidiaries in an aggregate principal amount not to exceed $15.0 million less the principal amount of Indebtedness incurred pursuant to clause (x) above at any one time outstanding (which amount may, but need not, be incurred in whole or in part under the Credit Facilities).

          For purposes of determining compliance with SECTION 4.12, in the event that an item of Indebtedness meets the criteria of more than one of the categories of Permitted Indebtedness described in clauses (i) through (xii) above or is entitled to be incurred pursuant to SECTION 4.12, the Company shall, in its sole discretion, classify (or later reclassify) such item of Indebtedness in any manner that complies with SECTION 4.12. Accrual of interest, accretion or amortization of original issue discount, the payment of interest on any Indebtedness in the form of additional Indebtedness with the same terms, and the payment of dividends on Disqualified Capital Stock in the form of additional shares of the same class of Disqualified Capital Stock will not be deemed to be an incurrence of Indebtedness or an issuance of Disqualified Capital Stock for purposes of SECTION 4.12.

          "PERMITTED INVESTMENTS" means: (i) Investments by the Issuers or any Restricted Subsidiary of the Company in any Person that is or will become immediately after such Investment a Wholly Owned Subsidiary of the Company that is a Guarantor or that will merge or consolidate into the Company or a Wholly Owned Subsidiary of the Company that is a Guarantor, PROVIDED that in the event the Company or its Restricted Subsidiaries make an Investment in Jofa Holding AB or any Subsidiary of Jofa Holding AB, such Person shall grant to the Collateral Agent a security interest by way of a floating charge in an amount equal to the fair market value of the Investment made in such Person; (ii) Investments in the Issuers by any Restricted Subsidiary of the Company; PROVIDED that any Indebtedness evidencing such Investment is unsecured and subordinated, pursuant to a written agreement, to the Issuers' obligations under the Notes and the Indenture; (iii) Investments in cash and Cash Equivalents; (iv) loans and advances to employees and officers of the Issuers and Restricted Subsidiaries of the Company in the ordinary course of business for BONA FIDE business purposes not in excess of the amount outstanding on the Issue Date plus $750,000 at any one time outstanding; (v) Currency Agreements and

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Interest Swap Obligations entered into in the ordinary course of the Issuers' or the Company's Restricted Subsidiaries' businesses and otherwise in compliance with the Indenture; (vi) Investments in the Notes; (vii) Investments in securities of trade creditors or customers received pursuant to any plan of reorganization or similar arrangement upon the bankruptcy or insolvency of such trade creditors or customers; (viii) Investments made by the Issuers or any Restricted Subsidiary of the Company as a result of an Asset Sale made in compliance with SECTION 4.16; and (ix) additional Investments not to exceed $2.0 million at any one time outstanding.

          "PERMITTED LIENS" means the following types of Liens: (i) Liens for taxes, assessments or governmental charges or claims either (a) not delinquent or (b) contested in good faith by appropriate proceedings and as to which the Issuers or any Restricted Subsidiary of the Company shall have set aside on its books such reserves as may be required pursuant to GAAP; (ii) statutory Liens of landlords and Liens of carriers, warehousemen, mechanics, suppliers, materialmen, repairmen and other Liens imposed by law incurred in the ordinary course of business for sums not yet delinquent or being contested in good faith, if such reserve or other appropriate provision, if any, as shall be required by GAAP shall have been made in respect thereof; (iii) Liens incurred or deposits made in the ordinary course of business in connection with workers' compensation, unemployment insurance and other types of social security, including any Lien securing letters of credit issued in the ordinary course of business consistent with past practice in connection therewith, or to secure the performance of tenders, statutory obligations, surety and appeal bonds, bids, leases, government contracts, performance and return-of-money bonds and other similar obligations (exclusive of obligations for the payment of borrowed money); (iv) judgment Liens not giving rise to an Event of Default so long as such Lien is adequately bonded and any appropriate legal proceedings which may have been duly initiated for the review of such judgment shall not have been finally terminated or the period within which such proceedings may be initiated shall not have expired; (v) casements, rights-of-way, zoning restrictions, title irregularities and other similar charges or encumbrances in respect of real property not interfering in any material respect with the ordinary conduct of the business of the Company or any of its Restricted Subsidiaries; (vi) any interest or title of a lessor under any Capitalized Lease Obligation; PROVIDED that such Liens do not extend to any property or assets which is not leased property subject to such Capitalized Lease Obligation; (vii) Liens securing Capitalized Lease Obligations and Purchase Money Indebtedness permitted pursuant to clause (x) of the definition of "Permitted Indebtedness"; PROVIDED, HOWEVER, that in the case of Purchase Money Indebtedness (a) the Indebtedness shall not exceed the cost of such property or assets and shall not be secured by any property or assets of the Issuers or any Restricted Subsidiary of the Company other than the property and assets so acquired or constructed and (b) the Lien securing such Indebtedness shall be created within 180 days of such acquisition or construction or, in the case of a refinancing of any Purchase Money Indebtedness, within 180 days of such refinancing; (viii) Liens upon specific items of inventory or other goods and proceeds of any Person securing such Person's obligations in respect of bankers' acceptances issued or created for the account of such Person to facilitate the purchase, shipment or storage of such inventory or other goods; (ix) Liens securing reimbursement obligations with respect to commercial letters of credit which encumber documents and other property relating to such letters of credit and products and proceeds thereof;
(x) Liens encumbering deposits made to secure obligations arising, from statutory, regulatory, contractual, or warranty requirements of the Issuers or any Restricted Subsidiary of the Company, including rights of offset and set-off; (xi) Liens securing Interest Swap Obligations which Interest Swap Obligations relate to Indebtedness that is otherwise permitted under the Indenture; (xii) Liens securing Indebtedness under Currency Agreements; (xiii) Liens securing Acquired Indebtedness incurred in accordance with SECTION 4.12; PROVIDED that: (a) such Liens secured such Acquired Indebtedness at the time of and prior to the incurrence of such Acquired Indebtedness by the Issuers or a Restricted Subsidiary of the Company and were not granted in connection with, or in anticipation of, the incurrence of such Acquired Indebtedness by the Company or a Restricted Subsidiary of the Company; and (b) such Liens do not extend to or cover any property or assets of the Issuers or of any Restricted Subsidiary of the Company other than the property or assets that secured the Acquired Indebtedness prior to the time such

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Indebtedness became Acquired Indebtedness of the Company or a Restricted
Subsidiary of the Company and are no more favorable to the lienholders than those securing the Acquired Indebtedness prior to the incurrence of such Acquired Indebtedness by the Company or a Restricted Subsidiary of the Company;
(xiv) Liens upon appropriate amounts to be provided by the Issuers or any Restricted Subsidiary of the Company, as the case may be, as a reserve, in accordance with GAAP, against any liabilities associated with such Asset Sale and retained by the Issuers or any Restricted Subsidiary of the Company, as the case may be, after such Asset Sale, including, without limitation, pension and other post-employment benefit liabilities, liabilities related to environmental matters and liabilities under any indemnification obligations associated with such Asset Sale; and (xv) Liens arising by operation of law that secure amounts owing for Canada Pension Plan, Quebec Pension Plan, employment insurance, workers' compensation, employee income tax withholdings and other claims of a similar nature.

          "PERSON" means an individual, partnership, corporation, unincorporated organization, trust or joint venture, or a governmental agency or political subdivision thereof.

          "PHYSICAL UNITS" has the meaning provided in SECTION 2.01.

          "PLEDGE AGREEMENT" means the Pledge and Security Agreement, including the Related Documents (as defined therein), dated as of the Issue Date, made by the Company and the Guarantors in favor of The Bank of New York, as collateral agent, as amended or supplemented from time to time in accordance with its terms.

          "PREFERRED STOCK" of any Person means any Capital Stock of such Person that has preferential rights to any other Capital Stock of such Person with respect to dividends or redemptions or upon liquidation.

          "PREMISES" has the meaning provided in SECTION 4.21.

          "PRIVATE PLACEMENT LEGEND" means the legend initially set forth on the Notes in the form set forth in EXHIBIT A.

          "PROCEEDS PURCHASE DATE" has the meaning provided in SECTION 4.16.

          "PRO FORMA" means, with respect to any calculation made or required to be made pursuant to the terms of this Indenture, a calculation in accordance with Article 11 of Regulation S-X under the Securities Act, as determined by the Board of Directors of the Company in consultation with its independent public accountants.

          "PURCHASE MONEY INDEBTEDNESS" means Indebtedness of the Company and its Restricted Subsidiaries incurred in the normal course of business for the purpose of financing all or any part of the purchase price, or the cost of installation, construction or improvement, of property or equipment.

          "QUALIFIED CAPITAL STOCK" means any Capital Stock that is not Disqualified Capital Stock.

          "QUEBEC COLLATERAL AGENT" means the holder of the power of attorney (FONDE DE POUVOIR) of the Holders in accordance with the Civil Code of Quebec.

          "QUALIFIED INSTITUTIONAL BUYER" or "QIB" shall have the meaning specified in Rule 144A under the Securities Act.

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          "RECORD DATE" means any of the Record Dates specified in the Notes, whether or not a Legal Holiday.

          "REDEMPTION DATE," when used with respect to any Note to be redeemed, means the date fixed for such redemption pursuant to this Indenture and the Notes.

          "REDEMPTION PRICE," when used with respect to any Note to be redeemed, means the price fixed for such redemption pursuant to this Indenture and the Notes.

          "REFERENCE DATE" has the meaning provided in SECTION 4.10.

          "REFINANCE" means, in respect of any security or Indebtedness, to refinance, extend, renew, refund, repay, prepay, redeem, defease or retire, or to issue a security or Indebtedness in exchange or replacement for, such security or Indebtedness in whole or in part. "REFINANCED" and "REFINANCING" shall have correlative meanings.

          "REFINANCING INDEBTEDNESS" means any Refinancing by the Company or any Restricted Subsidiary of the Company of Indebtedness incurred in accordance with
SECTION 4.12 or clauses (i), (iii) or (xi) of the definition of Permitted Indebtedness, in each that does not: (i) result in an increase in the aggregate principal amount of Indebtedness of such Person as of the date of such proposed Refinancing (plus the amount of any premium required to be paid under the terms of the instrument governing such Indebtedness and plus the amount of reasonable expenses incurred by the Company in connection with such Refinancing); or (ii) create Indebtedness with: (a) a Weighted Average Life to Maturity that is less than the Weighted Average Life to Maturity of the Indebtedness being Refinanced; or (b) a final maturity earlier than the final maturity of the Indebtedness being Refinanced; PROVIDED that (x) if such Indebtedness being Refinanced is Indebtedness of the Issuer to which it relates, then such Refinancing Indebtedness shall be Indebtedness solely of such Issuer and (y) if such Indebtedness being Refinanced is subordinate or junior to the Notes, then such Refinancing Indebtedness shall be subordinate to the Notes at least to the same extent and in the same manner as the Indebtedness being Refinanced.

          "REGISTRAR" has the meaning provided in SECTION 2.03.

          "REGISTRATION RIGHTS AGREEMENT" means the Registration Rights Agreement dated as of the date hereof among the Issuers and the Initial Purchasers for the benefit of themselves and the Holders, as the same may be amended or modified from time to time in accordance with the terms thereof.

          "REGULATION S" means Regulation S under the Securities Act.

          "RESPONSIBLE OFFICER" means any vice president, any assistant vice president, any assistant treasurer or any other officer associated with the corporate trust department of the Trustee customarily performing functions similar to those performed by any of the above designated officers, in each case that has direct responsibility for administering this Indenture, and also means, with respect to a particular corporate trust matter, any other officer to whom such matter is referred because such person's knowledge of and familiarity with the particular subject.

          "RESTRICTED PAYMENT" has the meaning provided in SECTION 4.10.

          "RESTRICTED SECURITY" has the meaning assigned to such term in Rule 144(a)(3) under the Securities Act; PROVIDED that the Trustee shall be entitled to request and conclusively rely on an Opinion of Counsel with respect to whether any Note constitutes a Restricted Security.

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          "RESTRICTED SUBSIDIARY" of any Person means any Subsidiary of such
Person which at the time of determination is not an Unrestricted Subsidiary.

          "RULE 144A" means Rule 144A under the Securities Act.

          "SALE AND LEASEBACK TRANSACTION" means any direct or indirect arrangement with any Person or to which any such Person is a party providing for the leasing to the Company or a Restricted Subsidiary of any property, whether owned by the Company or any Restricted Subsidiary at the Issue Date or later acquired, which has been or is to be sold or transferred by the Company or such Restricted Subsidiary to such Person or to any other Person from whom funds have been or are to be advanced by such Person on the security of such Property.

          "SEC" means the Securities and Exchange Commission.

          "SECURITIES ACT" means the Securities Act of 1933, as amended, and the rules and regulations of the SEC promulgated thereunder.

          "SECURITY AGREEMENTS" means the Pledge and Security Agreement, Canadian Security Agreements and Swedish Security Agreements, as amended or supplemented from time to time in accordance with its terms and such other security agreements which may be entered into from time to time.

          "SIGNIFICANT SUBSIDIARY", with respect to any Person, means any Restricted Subsidiary of such Person that satisfies the criteria for a "significant subsidiary" set forth in Rule 1.02(w) of Regulation S-X under the Exchange Act.

          "SUBSIDIARY," with respect to any Person, means (i) any corporation of which the outstanding Capital Stock having at least a majority of the votes entitled to be cast in the election of directors under ordinary circumstances is owned, directly or indirectly, by such Person or (ii) any other Person of which at least a majority of the voting interest under ordinary circumstances is at the time, directly or indirectly, owned by such Person.

          "SURVIVING ENTITY" has the meaning provided in SECTION 5.01.

          "SWEDISH SECURITY AGREEMENTS" means the agreements to be entered into by Jofa Holding AB and the Swedish Collateral Agent to be named in respect of the pledge of Patent and Trademarks and the pledge of shares and the agreement to be entered into by Jofa AB and the Swedish Collateral Agent to be named in respect of the pledge of floating charge.

          "TAXES" shall have the meaning provided in SECTION 4.23.

          "TIA" means the Trust Indenture Act of 1939 (15 U.S.C. Sections 77aaa-77bbbb), as amended, as in effect on the date of this Indenture, except as otherwise provided in SECTION 9.03.

          "TRANSACTION DOCUMENTS" means, collectively, the Notes, the Collateral Agreements and the Registration Rights Agreement.

          "TRUSTEE" means the party named as such in this Indenture until a successor replaces it in accordance with the provisions of this Indenture and thereafter means such successor.

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          "UNRESTRICTED SUBSIDIARY" of any Person means: (i) any Subsidiary of such Person that at the time of determination shall be or continue to be designated an Unrestricted Subsidiary by the Board of Directors of such Person in the manner provided below; and (ii) any Subsidiary of an Unrestricted Subsidiary. The Board of Directors may designate any Subsidiary (including any newly acquired or newly formed Subsidiary) to be an Unrestricted Subsidiary unless such Subsidiary owns any Capital Stock of, or owns or holds any Lien on any property of, the Company or any other Subsidiary of the Company that is not a Subsidiary of the Subsidiary to be so designated; PROVIDED that: (a) the Company certifies to the Trustee that such designation complies with the SECTION 4.10; and (b) each Subsidiary to be so designated and each of its Subsidiaries has not at the time of designation, and does not thereafter, create, incur, issue, assume, guarantee or otherwise become directly or indirectly liable with respect to any Indebtedness pursuant to which the lender has recourse to any of the assets of the Company or any of its Restricted Subsidiaries. The Board of Directors may designate any Unrestricted Subsidiary to be a Restricted Subsidiary only if: (1) immediately after giving effect to such designation, the Company is able to incur at least $1.00 of additional Indebtedness (other than Permitted Indebtedness) in compliance with SECTION 4.12; and (2) immediately before and immediately after giving effect to such designation, no Default or Event of Default shall have occurred and be continuing. Any such designation by the Board of Directors shall be evidenced to the Trustee by promptly filing with the Trustee a copy of the Board Resolution giving effect to such designation and an Officers' Certificate certifying that such designation complied with the foregoing provisions.

          "U.S. GOVERNMENT OBLIGATIONS" means non-callable direct obligations of, and non-callable obligations guaranteed by, the United States of America for the payment of which the full faith and credit of the United States of America is pledged.

          "U.S. LEGAL TENDER" means such coin or currency of the United States of America as at the time of payment shall be legal tender for the payment of public and private debts.

          "U.S. PHYSICAL UNITS" has the meaning provided in SECTION 2.01.

          "VOTING STOCK" means, with respect to any Person, securities of any class or classes of Capital Stock in such Person entitling the holders thereof (whether at all times or only so long as no senior class of stock has voting power by reason of any contingency) to vote in the election of members of the Board of Directors of such Person.

          "WEIGHTED AVERAGE LIFE TO MATURITY" means, when applied to any Indebtedness at any date, the number of years obtained by dividing (a) the then outstanding aggregate principal amount of such Indebtedness into (b) the sum of the total of the products obtained by multiplying (i) the amount of each then remaining installment, sinking fund, serial maturity or other required payment of principal, including payment at final maturity, in respect thereof, by (ii) the number of years (calculated to the nearest one-twelfth) which will elapse between such date and the making of such payment.

          "WHOLLY OWNED SUBSIDIARY" of any Person means any Restricted Subsidiary of such Person of which all the outstanding voting securities (other than in the case of a foreign Subsidiary, directors' qualifying shares or an immaterial amount of shares required to be owned by other Persons pursuant to applicable law) are owned by such Person or any Wholly Owned Subsidiary of such Person.

          SECTION 1.02. INCORPORATION BY REFERENCE OF TIA.

          Whenever this Indenture refers to a provision of the TIA, such provision is incorporated by reference in, and made a part of, this Indenture. The following TIA terms used in this Indenture have the following meanings:

          "indenture securities" means the Units and Notes.

          "indenture security holder" means a Holder.

          "indenture to be qualified" means this Indenture.

          "indenture trustee" or "institutional trustee" means the Trustee.

          "obligor" on the indenture securities means an Issuer of or any other obligor on the Notes.

          All other TIA terms used in this Indenture that are defined by the TIA, defined by TIA reference to another statute or defined by SEC rule and not otherwise defined herein have the meanings assigned to them therein.

          SECTION 1.03. RULES OF CONSTRUCTION.

          Unless the context otherwise requires:

          (1)    a term has the meaning assigned to it;

          (2) an accounting term not otherwise defined has the meaning assigned to it in accordance with GAAP;

          (3)    "or" is not exclusive;

          (4) words in the singular include the plural, and words in the plural include the singular; and

          (5) "herein," "hereof" and other words of similar import refer to this Indenture as a whole and not to any particular Article, Section or other subdivision.

                                  ARTICLE TWO

                               THE NOTES AND UNITS

          SECTION 2.01. FORM AND DATING.

          The aggregate principal amount of Units and Notes that may be issued under this Indenture is unlimited. The Initial Units, the Notes forming the Initial Units and the Trustee's certificate of authentication shall be substantially in the form of EXHIBIT A hereto. The Exchange Units, the Notes forming the Exchange Units and the Trustee's certificate of authentication shall be substantially in the form of EXHIBIT B hereto. The Units may have notations, legends or endorsements required by law, stock exchange rule or Depository rule or usage. Each Unit and Note shall be dated the date of its authentication. The Notes comprising a Unit are not separable and are transferable only as that Unit.

          The terms and provisions contained in the Units and the Notes annexed hereto as EXHIBIT A and EXHIBIT B, shall constitute, and are hereby expressly made, a part of this Indenture and, to the extent applicable, the Company, the Subsidiary Issuer, the Guarantors and the Trustee, by their execution and delivery of this Indenture, expressly agree to such terms and provisions and to be bound thereby.

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          Units offered and sold in reliance on Rule 144A shall be issued initially in the form of one or more permanent global Units in registered form ("GLOBAL UNITS"), deposited with the Trustee, as custodian for the Depository, duly executed by the Company and the Subsidiary Issuer and authenticated by the Trustee as hereinafter provided and shall bear the legend set forth on EXHIBIT
C. The aggregate principal amount of any Note forming a part of a Unit may from time to time be increased or decreased by adjustments made on the records of the Trustee as hereinafter provided.

          Units offered and sold in offshore transactions in reliance on Regulation S shall be issued initially in the form of one or more Global Units deposited with the Trustee, as custodian for the Depository, duly executed by the Company and the Subsidiary Issuer and authenticated by the Trustee as hereinafter provided and shall bear the legend set forth on EXHIBIT C or shall be issued in the form of certificated Units in registered form set forth in EXHIBIT A (the "OFFSHORE PHYSICAL UNITS"). Units offered and sold in reliance on any other exemption from registration under the Securities Act other than as described in the preceding paragraph shall be issued, and Units offered and sold in reliance on Rule 144A may be issued, in the form of certificated Units in registered form in substantially the form set forth in EXHIBIT A (the "U.S. PHYSICAL UNITS"). The Offshore Physical Units and the U.S. Physical Units are sometimes collectively herein referred to as the "PHYSICAL UNITS".

          SECTION 2.02. EXECUTION AND AUTHENTICATION; AGGREGATE PRINCIPAL
AMOUNT.

          An Officer (who shall, in each case, have been duly authorized by all requisite corporate actions) of the Company shall execute the Parent Notes for the Company by manual or facsimile signature.

          An Officer (who shall, in each case, have been duly authorized by all requisite corporate actions) of the Subsidiary Issuer shall execute the Subsidiary Issuer Notes for the Subsidiary Issuer by manual or facsimile signature.

          An Officer (who shall, in each case, have been duly authorized by all requisite corporate actions) of the Company and Subsidiary Issuer shall execute the Units by manual or facsimile signature.

          If an Officer whose signature is on a Unit or a Note was an Officer at the time of such execution but no longer holds that office or position at the time the Trustee authenticates such Unit or Note, such Unit or Note shall nevertheless be valid.

          A Unit or a Note shall not be valid until an authorized signatory of the Trustee manually signs the certificate of authentication on such Unit or Note. The signature shall be conclusive evidence that the Unit or Note has been authenticated under this Indenture.

          The Trustee shall authenticate (i) 125,000 Initial Units, each Unit consisting of (a) $500 principal amount of Parent Notes (being an aggregate principal amount of $62,500,000 of Parent Notes) and (b) $500 principal amount of Subsidiary Issuer Notes (being an aggregate principal amount of $62,500,000 of Subsidiary Issuer Notes), for original issue, (ii) Exchange Units, consisting of (a) $500 principal amount of Parent Notes and (b) $500 principal amount of Subsidiary Issuer Notes, from time to time for issue only in exchange for Initial Units, and (iii) subject to compliance with SECTION 4.12, one or more series of Units or Notes for original issue after the Issue Date in an unlimited amount ("ADDITIONAL UNITS") in each case upon written orders of such Issuers in the form of an Officers' Certificate, which Officers' Certificate shall, in the case of any issuance of Additional Units, certify that such issuance is in compliance with SECTION 4.12. In addition, each Officers' Certificate shall specify the amount of Units and Notes to be authenticated and the date on which the Units are to be authenticated, and shall specify the amount of such Units to be issued as the Global Units, Offshore Physical Units or U.S. Physical Units.

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All Units issued under this Indenture shall vote and consent together on all matters as one class and no series of Units will have the right to vote or consent as a separate class on any matter. No Notes will have the right to vote or consent separate from the Unit to which they relate.

          The Trustee may appoint an authenticating agent (the "AUTHENTICATING AGENT") at the Company's expense reasonably acceptable to the Company to authenticate Units and Notes. Unless otherwise provided in the appointment, an Authenticating Agent may authenticate Units and Notes whenever the Trustee may do so. Each reference in this Indenture to authentication by the Trustee includes authentication by such Authenticating Agent. An Authenticating Agent has the same rights as an Agent to deal with the Company, the Subsidiary Issuer, and Affiliates of the Company.

          The Notes and Units shall be issuable only in registered form without coupons and only in denominations of (i) $500 for the Parent Notes, (ii) $500 for the Subsidiary Issuer Notes and (iii) $1,000 for the Units; or in each case, any integral multiple thereof.

          SECTION 2.03. REGISTRAR AND PAYING AGENT.

          The Company and the Subsidiary Issuer shall each maintain an office or agency (which shall be located in the Borough of Manhattan in the City of New York, State of New York), which shall initially be the offices of the Trustee where (a) Units may be presented or surrendered for registration of transfer or for exchange ("REGISTRAR"), (b) Units may be presented or surrendered for payment ("PAYING AGENT") and (c) notices and demands to or upon the Company and Subsidiary Issuer in respect of the Units and this Indenture may be served. The Registrar shall keep a register of the Units and of their transfer and exchange. The Company and Subsidiary Issuer, upon prior written notice to the Trustee, may have one or more co-Registrars and one or more additional Paying Agents reasonably acceptable to the Trustee. The term "Paying Agent" includes any additional Paying Agent. Neither the Issuers nor any Affiliate of the Issuers may act as Paying Agent.

          The Issuers shall enter into an appropriate agency agreement with any Agent not a party to this Indenture, which agreement shall incorporate the provisions of the TIA and implement the provisions of this Indenture that relate to such Agent. The Company shall notify the Trustee, in advance, of the name and address of any such Agent. If the Issuers fail to maintain a Registrar or Paying Agent, or fail to give the foregoing notice, the Trustee may act as such.

          The Company and Subsidiary Issuer initially appoint the Trustee as Registrar, Paying Agent and agent for service of demands and notices in connection with the Units. The Paying Agent, Registrar or such agent for service of demands and notices may resign upon 30 days' notice to the Company.

          SECTION 2.04. PAYING AGENT ASSETS SEGREGATED.

          The Issuers shall require each Paying Agent other than the Trustee to agree in writing that such Paying Agent shall hold separate and apart from, and not commingle with any other properties, for the benefit of the Holders and the Trustee, all assets held by the Paying Agent for the payment of principal of, or interest on, the Units (whether such assets have been distributed to it by the Issuers or any other obligor on the Units), and the Issuers and the Paying Agent shall notify the Trustee of any Default by the Issuers (or any other obligor on the Notes) in making any such payment. The Issuers at any time may require a Paying Agent to distribute all assets held by it to the Trustee and account for any assets disbursed and the Trustee may at any time during the continuance of any payment Default, upon written request to a Paying Agent, require such Paying Agent to distribute all assets held by it to the Trustee and to account for any assets distributed. Upon distribution to the Trustee of all assets that shall have been

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delivered by the Issuers to the Paying Agent, the Paying Agent shall have no further liability for such assets.

          SECTION 2.05. HOLDER LISTS.

          The Trustee shall preserve in as current a form as is reasonably practicable the most recent list available to it of the names and addresses of the Holders and shall otherwise comply with TIA SECTION 312(a). If the Trustee is not the Registrar, the Company and the Subsidiary Issuer shall furnish or cause the Registrar to furnish to the Trustee within 10 days after each Record Date and at such other times as the Trustee may request in writing a list as of that Record Date or the date specified by the Trustee and in such form as the Trustee may reasonably require of the names and addresses of the Holders, which list may be conclusively relied upon by the Trustee.

          SECTION 2.06. TRANSFER AND EXCHANGE.

          Subject to the provisions of SECTIONS 2.14 and 2.15, when Units are presented to the Registrar or a co-Registrar with a request to register the transfer of such Units or to exchange such Units for an equal amount of like Units of other authorized denominations, the Registrar or co-Registrar shall register the transfer or make the exchange as requested; PROVIDED, HOWEVER, that the Units presented or surrendered for registration of transfer or exchange shall be duly endorsed or accompanied by a written instrument of transfer in form satisfactory to the Company, the Subsidiary Issuer and the Registrar or co-Registrar, duly executed by the Holder thereof or his attorney duly authorized in writing. To permit registrations of transfer and exchanges, the Issuers shall execute and the Trustee shall authenticate, Units at the Registrar's or co-Registrar's request. No service charge shall be made for any registration of transfer or exchange, but the Issuers may require payment of a sum sufficient to cover any transfer tax or similar governmental charge payable in connection therewith (other than any such transfer taxes or similar governmental charge payable upon exchanges or transfers pursuant to SECTION 2.10, 3.06, 4.15, 4.16 or 9.05, in which event the Issuers shall be responsible for the payment of such taxes).

          The Registrar or co-Registrar shall not be required to register the transfer or exchange of any Unit (i) during a period beginning at the opening of business 15 days before the mailing of a notice of redemption of Units and ending at the close of business on the day of such mailing and (ii) selected for redemption in whole or in part pursuant to ARTICLE THREE, except the unredeemed portion of any Unit being redeemed in part.

          Any Holder of a Global Unit shall, by acceptance of such Global Unit, agree that transfers of beneficial interests in such Global Unit may be effected only through the Depository, in accordance with this Indenture and the Applicable Procedures.

          Each Holder agrees to indemnify the Issuers and the Trustee against any liability that may result from the transfer, exchange or assignment of such Holder's Units in violation of any provision of this Indenture and/or applicable United States Federal or state or foreign securities law.

          The Trustee shall have no obligation or duty to monitor, determine or inquire as to compliance with any restrictions on transfer imposed under this Indenture or under applicable law with respect to any transfer of any interest in any Units (including any transfers between or among participants in the Depository or beneficial owners of interests in any Global Security) other than to require delivery of such certificates and other documentation or evidence as are expressly required by, and to do so if and when expressly required by the terms of, this Indenture, and to examine the same to determine substantial compliance as to form with the express requirements hereof.

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          SECTION 2.07. REPLACEMENT NOTES AND UNITS.

          If a mutilated Parent Note is surrendered to the Trustee or if the Holder of a Unit claims that a Parent Note has been lost, destroyed or wrongfully taken, in the absence of notice to the Company or the Trustee that such Note has been acquired by a protected purchaser, the Company shall issue and the Trustee shall authenticate a replacement Parent Note if the Trustee's requirements are met. If required by the Trustee or the Company, such Holder must provide an affidavit of lost certificate and an indemnity bond or other indemnity, sufficient in the judgment of both the Company and the Trustee, to protect the Company, the Trustee or any Agent from any loss which any of them may suffer if a Parent Note is replaced. The Company may charge such Holder for its reasonable out-of-pocket expenses in replacing a Parent Note, including reasonable fees and expenses of their counsel and of the Trustee and its counsel. Every replacement Parent Note shall constitute an additional obligation of the Company.

          If a mutilated Subsidiary Issuer Note is surrendered to the Trustee or if the Holder of a Unit claims that a Subsidiary Issuer Note has been lost, destroyed or wrongfully taken, in the absence of notice to the Subsidiary Issuer or the Trustee that such Note has been acquired by a protected purchaser, the Subsidiary Issuer shall issue and the Trustee shall authenticate a replacement Subsidiary Issuer Note if the Trustee's requirements are met. If required by the Trustee or the Subsidiary Issuer, such Holder must provide an affidavit of lost certificate and an indemnity bond or other indemnity, sufficient in the judgment of both the Subsidiary Issuer and the Trustee, to protect the Subsidiary Issuer, the Trustee or any Agent from any loss which any of them may suffer if a Subsidiary Issuer Note is replaced. The Subsidiary Issuer may charge such Holder for its reasonable out-of-pocket expenses in replacing a Subsidiary Issuer Note, including reasonable fees and expenses of its counsel and of the Trustee and its counsel. Every replacement Subsidiary Issuer Note shall constitute an additional obligation of the Subsidiary Issuer.

          If a mutilated Unit is surrendered to the Trustee or if the Holder of a Unit claims that the Unit has been lost, destroyed or wrongfully taken, in the absence of notice to the Issuers or the Trustee that such Unit has been acquired by a protected purchaser, the Issuers shall issue and the Trustee shall authenticate a replacement Unit if the Trustee's requirements are met. If required by the Trustee or such Issuers, such Holder must provide an affidavit of lost certificate and an indemnity bond or other indemnity, sufficient in the judgment of the Issuers and the Trustee, to protect the Issuers, the Trustee or any Agent from any loss which any of them may suffer if a Unit is replaced. The Issuers may charge such Holder for their reasonable out-of-pocket expenses in replacing such Unit, including reasonable fees and expenses of their counsel and of the Trustee and its counsel. Every replacement Unit shall constitute an additional obligation of the Issuers.

          SECTION 2.08. OUTSTANDING NOTES AND UNITS.

          Notes or Units outstanding at any time are all the Notes or Units that have been authenticated by the Trustee except those cancelled by it, those delivered to it for cancellation and those described in this Section as not outstanding. Subject to the provisions of SECTION 2.09, a Note or Unit does not cease to be outstanding because the Company, the Subsidiary Issuer or any of their Affiliates holds the Note or Unit.

          If a Note or Unit is replaced pursuant to SECTION 2.07 (other than a mutilated Note or Unit surrendered for replacement), it ceases to be outstanding unless the Trustee receives proof satisfactory to it that the replaced Note or Unit is held by a protected purchaser. A mutilated Note or Unit ceases to be outstanding upon surrender of such Note or Unit and replacement thereof pursuant to SECTION 2.07.

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          If on a Redemption Date or the Maturity Date the Paying Agent holds
U.S. Legal Tender or U.S. Government Obligations sufficient to pay all of the principal and interest due on the Notes payable on that date and is not prohibited from paying such money to the Holders thereof pursuant to the terms of this Indenture, then on and after that date such Notes (and the Units of which they comprise) cease to be outstanding and interest on them ceases to accrue.

          SECTION 2.09. TREASURY UNITS; WHEN UNITS ARE DISREGARDED.

          In determining whether the Holders of the required amount of Units have concurred in any direction, waiver, consent or notice, Units owned by the Issuers or any of their Affiliates shall be considered as though they are not outstanding, except that for the purposes of determining whether the Trustee shall be protected in relying on any such direction, waiver or consent, only Units which a Responsible Officer of the Trustee actually knows are so owned shall be so considered. The Issuers shall notify the Trustee, in writing (which notice shall constitute actual notice for purposes of the foregoing sentence), when the Issuers, or any of their respective Affiliates repurchases or otherwise acquires Units, of the aggregate principal amount of such Notes underlying the Units so repurchased or otherwise acquired.

          SECTION 2.10. TEMPORARY NOTES OR UNITS.

          Until definitive Notes or Units are ready for delivery, the Issuers may prepare and the Trustee shall authenticate temporary Notes or Units upon receipt of a written order of the Issuers in the form of an Officers' Certificate. The Officers' Certificate shall specify the amount of temporary Notes or Units to be authenticated and the date on which the temporary Notes or Units are to be authenticated. Temporary Notes or Units shall be substantially in the form of definitive Notes or Units but may have variations that the Company and the Subsidiary Issuer consider appropriate for temporary Notes or Units. Without unreasonable delay, the Issuers shall prepare and the Trustee shall authenticate upon receipt of a written order of the Company and the Subsidiary Issuer pursuant to SECTION 2.02 definitive Notes or Units in exchange for temporary Notes or Units.

          SECTION 2.11. CANCELLATION.

          The Issuers at any time may deliver Units and Notes represented thereby to the Trustee for cancellation. The Registrar and the Paying Agent shall forward to the Trustee any Units and Notes represented thereby surrendered to them for transfer, exchange or payment. The Trustee, or at the direction of the Trustee, the Registrar or the Paying Agent, and no one else, shall cancel all Units and Notes represented thereby surrendered for transfer, exchange, payment or cancellation. Subject to SECTION 2.07, the Issuers may not issue new Units and Notes represented thereby to replace Units and Notes that they have paid or delivered to the Trustee for cancellation. If the Issuers shall acquire any of the Units and Notes represented thereby, such acquisition shall not operate as a redemption or satisfaction of the Indebtedness represented by such Units and Notes unless and until the same are surrendered to the Trustee for cancellation pursuant to this SECTION 2.11. The Trustee shall dispose of all cancelled Notes and Units in accordance with its customary procedures or, at the written request of the Issuers shall return the same to the Issuers.

          SECTION 2.12. CUSIP NUMBER.

          A "CUSIP" number will be printed on Units, and the Trustee shall use the CUSIP number in notices of redemption, purchase or exchange as a convenience to Holders; PROVIDED that any such notice may state that no representation is made as to the correctness or accuracy of the CUSIP number printed in the notice or on the Notes or Units and that reliance may be placed only on the other

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identification numbers printed on the Notes or Units. The Issuers will promptly notify the Trustee of any change in the CUSIP numbers.

          SECTION 2.13. DEPOSIT OF MONEYS.

          Prior to 10:00 a.m. New York City time on each Interest Payment Date and Maturity, the Issuers shall have deposited with the Paying Agent in immediately available funds money sufficient to make cash payments, if any, due on such Interest Payment Date or Maturity, as the case may be, in a timely manner which permits the Paying Agent to remit payment to the Holders on such Interest Payment Date or Maturity, as the case may be.

          SECTION 2.14. BOOK-ENTRY PROVISIONS FOR GLOBAL UNITS.

          (a) The Global Units initially shall (i) be registered in the name of the Depository or the nominee of such Depository, (ii) be delivered to the Trustee as custodian for such Depository and (iii) bear legends as set forth in EXHIBIT C.

          Members of, or participants in, the Depository ("AGENT MEMBERS") shall have no rights under this Indenture with respect to any Global Unit held on their behalf by the Depository, or the Trustee as its custodian, or under the Global Unit, and the Depository may be treated by the Company, the Subsidiary Issuer, the Trustee and any agent of the Company, the Subsidiary Issuer or the Trustee as the absolute owner of the Global Unit for all purposes whatsoever. Notwithstanding the foregoing, nothing herein shall prevent the Company, the Subsidiary Issuer, the Trustee or any agent of the Company, the Subsidiary Issuer or the Trustee from giving effect to any written certification, proxy or other authorization furnished by the Depository or impair, as between the Depository and its Agent Members, the operation of customary practices governing the exercise of the rights of a Holder of any Unit.

          (b) Transfers of the Global Units shall be limited to transfers in whole, but not in part, to the Depository, its successors or their respective nominees. Interests of beneficial owners in the Global Units may be transferred or exchanged in accordance with the Applicable Procedures of the Depository and the provisions of SECTION 2.15. In addition, Physical Units shall be transferred to all beneficial owners in exchange for their beneficial interests in the Global Units if (i) the Depository notifies the Company and the Subsidiary Issuer that it is unwilling or unable to continue as Depository for the Global Units and a successor Depository is not appointed by the Issuers within 90 days of such notice or (ii) an Event of Default has occurred and is continuing and the Registrar has received a request from the Depository to issue Physical Units.

          (c) In connection with any transfer or exchange of a portion of the beneficial interest in the Global Unit to beneficial owners pursuant to PARAGRAPH (b), the Registrar shall (if one or more Physical Units are to be issued) reflect on its books and records the date and a decrease in the amount of the Global Unit (and principal amount of the Notes comprising the Global
Unit) in an amount equal to the amount of the beneficial interest in the Global Unit (and principal amount of the Notes comprising the Global Unit) to be transferred, and the Company and Subsidiary Issuer shall execute, and the Trustee shall authenticate and deliver, one or more Physical Units of like tenor and aggregate principal amount.

          (d) In connection with the transfer of the entire Global Unit to beneficial owners pursuant to PARAGRAPH (b), the Global Unit shall be deemed to be surrendered to the Trustee for cancellation, and the Company and Subsidiary Issuer shall execute, and the Trustee shall authenticate and deliver, to each beneficial owner identified by the Depository in exchange for its beneficial interest in the Global Unit, an equal aggregate principal amount of Physical Units of authorized denominations.

          (e) Any Physical Unit constituting a Restricted Security delivered in exchange for an interest in the Global Unit pursuant to PARAGRAPH (b) or (c) shall, except as otherwise provided by PARAGRAPHS (a)(i)(x) and (c) of SECTION 2.15, bear the legend regarding transfer restrictions applicable to the Physical Units set forth in EXHIBIT A.

          (f) The Holder of the Global Unit may grant proxies and otherwise authorize any Person, including Agent Members and Persons that may hold interests through Agent Members, to take any action which a Holder is entitled to take under this Indenture or the Units.

          SECTION 2.15. SPECIAL TRANSFER PROVISIONS.

          (a) TRANSFERS TO NON-QIB INSTITUTIONAL ACCREDITED INVESTORS AND NON-U.S. PERSONS. The following provisions shall apply with respect to the registration of any proposed transfer of a Unit constituting a Restricted Security to any Institutional Accredited Investor which is not a QIB or to any Non-U.S. Person:

          (i) the Registrar shall register the transfer of any Unit constituting a Restricted Security, whether or not such Unit bears the Private Placement Legend, if (x) the requested transfer is after March 26, 2004 and the Trustee has received an Opinion of Counsel to the effect that Rule 144(k) is available for such Unit or (y) (1) in the case of a transfer to an Institutional Accredited Investor which is not a QIB (excluding Non-U.S. Persons), the proposed transferee has delivered to the Registrar a certificate substantially in the form of EXHIBIT D hereto or (2) in the case of a transfer to a Non-U.S. Person, the proposed transferor has delivered to the Registrar a certificate substantially in the form of EXHIBIT E hereto; and

          (ii) if the proposed transferor is an Agent Member holding a beneficial interest in the Global Unit, upon receipt by the Registrar of
     (x) the certificate, if any, required by PARAGRAPH (i) above and (y) instructions given in accordance with the Applicable Procedures and the Registrar's procedures,

whereupon (a) the Registrar shall reflect on its books and records the date and (if the transfer does not involve a transfer of outstanding Physical Units) a decrease in the amount of the Global Unit (and principal amount of the Notes comprising the Global Unit) in an amount equal to the amount of the beneficial interest in the Global Unit (and principal amount of the Notes comprising the Global Unit) to be transferred, and (b) the Company and Subsidiary Issuer shall execute and the Trustee shall authenticate and deliver one or more Physical Units of like tenor and amount.

          (b) TRANSFERS TO QIBS. The following provisions shall apply with respect to the registration of any proposed transfer of a Unit constituting a Restricted Security to a QIB (excluding transfers to Non-U.S. Persons):

          (i) the Registrar shall register the transfer if such transfer is being made by a proposed transferor who has checked the box provided for on the form of Unit stating, or has otherwise advised the Company, the Subsidiary Issuer and the Registrar in writing, that the sale has been made in compliance with the provisions of Rule 144A to a transferee who has signed the certification provided for on the form of Unit stating, or has otherwise advised the Company, the Subsidiary Issuer and the Registrar in writing, that it is purchasing the Unit for its own account or an account with respect to which it exercises sole investment discretion and that it and any such account is a QIB within the meaning of Rule 144A, and is aware that the sale to it is being made in reliance on Rule 144A and acknowledges that it has received such information regarding the Company as it has requested pursuant to Rule 144A or has determined not to request such information and that it is aware that the transferor is relying upon its foregoing representations in order to claim the exemption from registration provided by Rule 144A; and

          (ii) if the proposed transferee is an Agent Member, and the Units to be transferred consist of Physical Units which after transfer are to be evidenced by an interest in the Global Unit, upon compliance by the transferor and transferee with the requirements of clause (i) above, the Registrar shall reflect on its books and records the date and an increase in the amount of the Global Unit (and, if applicable, principal amount of the Notes comprising the Global Unit) in an amount equal to the amount of the Physical Units (and, if applicable, principal amount of the Notes comprising the Global Unit) to be transferred, and the Trustee shall cancel the Physical Units so transferred.

          (c) PRIVATE PLACEMENT LEGEND. Upon the transfer, exchange or replacement of Units not bearing the Private Placement Legend, the Registrar shall deliver Units that do not bear the Private Placement Legend. Upon the transfer, exchange or replacement of Units bearing the Private Placement Legend, the Registrar shall deliver only Units that bear the Private Placement Legend unless (i) the circumstance contemplated by PARAGRAPH (a)(i)(x) of this SECTION
2.15 exist or (ii) there is delivered to the Registrar an Opinion of Counsel reasonably satisfactory to the Company, the Subsidiary Issuer and the Trustee to the effect that neither such legend nor the related restrictions on transfer are required in order to maintain compliance with the provisions of the Securities Act.

          (d) GENERAL. By its acceptance of any Unit bearing the Private Placement Legend, each Holder of such a Unit acknowledges the restrictions on transfer of such Unit set forth in this Indenture and in the Private Placement Legend and agrees that it will transfer such Unit only as provided in this Indenture.

          The Registrar shall retain copies of all letters, notices and other written communications received pursuant to SECTION 2.14 or this SECTION 2.15. The Company and the Subsidiary Issuer shall have the right to inspect and make copies of all such letters, notices or other written communications at any reasonable time upon the giving of reasonable written notice to the Registrar.

                                 ARTICLE THREE

                                   REDEMPTION

          SECTION 3.01. NOTICES TO TRUSTEE.

          If the Company and the Subsidiary Issuer jointly elect to redeem their respective Notes, as Units, pursuant to Paragraph 6 of the Notes, they shall notify the Trustee and the Paying Agent in writing of the Redemption Date and the principal amount of the Notes to be redeemed.

          The Company and the Subsidiary Issuer shall give each notice provided for in this SECTION 3.01 at least 60 days before the Redemption Date (unless a shorter notice period shall be satisfactory to the Trustee, as evidenced in a writing signed on behalf of the Trustee), together with an Officers' Certificate stating that such redemption shall comply with the conditions contained herein and in the Notes.

          SECTION 3.02. SELECTION OF NOTES TO BE REDEEMED.

          If fewer than all of the Notes, as Units, are to be redeemed, the Trustee shall select the Notes, as Units, to be redeemed in compliance with the requirements of the principal national securities

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exchange, if any, on which such Units are listed or, if such Units are not then listed on a national securities exchange, on a PRO RATA basis, by lot or in such other fair and reasonable manner chosen at the discretion of the Trustee; PROVIDED, HOWEVER, that if a partial redemption is made with the proceeds of an Equity Offering, selection of the Notes, as Units, or portions thereof for redemption shall be made by the Trustee only on a PRO RATA basis or on as nearly a PRO RATA basis as is practicable (subject to the procedures of the Depository), unless such method is prohibited. The Trustee shall make the selection from the Notes outstanding and not previously called for redemption and shall promptly notify the Company and Subsidiary Issuer in writing of the Units selected for redemption and, in the case of any Unit selected for partial redemption, the principal amount thereof, to be redeemed. Units in denominations of $1,000 may be redeemed only in whole. The Trustee may select for redemption portions (equal to $1,000 or any integral multiple thereof) of the principal of Units that have denominations larger than $1,000. Provisions of this Indenture that apply to Units called for redemption also apply to portions of Units called for redemption.

          SECTION 3.03. NOTICE OF REDEMPTION.

          At least 30 days but not more than 60 days before a Redemption Date, the Company and the Subsidiary Issuer shall mail or cause to be mailed a notice of redemption by first class mail, postage prepaid, to each Holder whose Units are to be redeemed at its registered address, with a copy to the Trustee and any Paying Agent. At the Issuers' written request, the Trustee shall give the notice of redemption in the Issuers' name and at the Issuers' expense.

          Each notice of redemption shall identify the Units to be redeemed and shall state:

          (1)    the Redemption Date;

          (2) the Redemption Price and the amount of accrued interest, if any, to be paid;

          (3)    the name and address of the Paying Agent;

          (4)    the CUSIP number;

          (5) the subparagraph of the Notes pursuant to which such redemption is being made;

          (6) that Units called for redemption must be surrendered to the Paying Agent to collect the Redemption Price plus accrued interest, if any;

          (7) that, unless the Issuers fail to deposit with the Paying Agent funds in satisfaction of the applicable redemption price, interest on Notes called for redemption ceases to accrue on and after the Redemption Date, and the only remaining right of the Holders of such Units is to receive payment of the Redemption Price plus accrued interest, if any, upon surrender to the Paying Agent of the Units redeemed;

          (8) if any Unit is being redeemed in part, the portion of the principal amount of such Unit to be redeemed and that, after the Redemption Date, and upon surrender of such Unit, a new Unit or Units in the aggregate principal amount equal to the unredeemed portion thereof will be issued; and

          (9) if fewer than all the Notes are to be redeemed, as Units, the identification of the particular Units (or portion thereof) to be redeemed, as well as the aggregate principal Notes to be redeemed and the aggregate amount of Units and aggregate principal amount of the Notes comprising the Units to be outstanding after such partial redemption.

          SECTION 3.04. EFFECT OF NOTICE OF REDEMPTION.

          Once notice of redemption is mailed in accordance with SECTION 3.03, Notes called for redemption, as Units, become due and payable on the Redemption Date and at the Redemption Price plus accrued interest, if any. Upon surrender to the Trustee or Paying Agent, such Notes, as Units, called for redemption shall be paid as Units at the Redemption Price (which shall include accrued interest thereon to the Redemption Date), but installments of interest on the Notes, the maturity of which is on or prior to the Redemption Date, shall be payable to Holders of record at the close of business on the relevant record dates referred to in the Notes.

          SECTION 3.05. DEPOSIT OF REDEMPTION PRICE.

          Not later than 10:00 a.m., local time in the place of payment on the Redemption Date, the Issuers shall deposit with the Paying Agent U.S. Legal Tender sufficient to pay the Redemption Price plus accrued interest, if any, of all Notes to be redeemed as Units on that date. The Paying Agent shall promptly return to the Issuers any U.S. Legal Tender so deposited which is not required for that purpose, except with respect to monies owed as obligations to the Trustee pursuant to ARTICLE SEVEN.

          If the Company or Subsidiary Issuer complies with the preceding paragraph, then, unless the Company or Subsidiary Issuer defaults in the payment of such Redemption Price plus accrued interest, if any, interest on the Notes to be redeemed as Units will cease to accrue on and after the applicable Redemption Date, whether or not such Notes, as Units, are presented for payment.

          SECTION 3.06. NOTES REDEEMED IN PART.

          Upon surrender of a Note that is to be redeemed as a Unit in part, the Trustee shall authenticate for the Holder a new Unit or Units consisting of Notes equal in principal amount to the unredeemed portion of the Unit surrendered.

          SECTION 3.07. JOINT DECISION.

          To the extent that the Notes or Indenture provide for any discretion or action on behalf of either or both Issuers or any direct or indirect Subsidiary of either Issuer, and such action or discretion could result in the repayment, redemption or offer to purchase of the portion of the Notes, as Units, not otherwise then due by reason of a default or Maturity of the Notes, then such action or discretion shall not be taken or exercised without the express agreement of both Issuers.

                                  ARTICLE FOUR

                                    COVENANTS

          SECTION 4.01. PAYMENT OF NOTES.

          The Company shall pay the principal of and interest on the Parent Notes on the dates and in the manner provided in the Parent Notes and in this Indenture. The Subsidiary Issuer shall pay the principal of and interest on the Subsidiary Issuer Notes on the dates and in the manner provided in the Subsidiary Issuer Notes. An installment of principal of or interest on the Notes shall be considered paid on the date it is due if the Trustee or Paying Agent (other than the Company, the Subsidiary Issuer or an

Affiliate of the Company) holds on that date U.S. Legal Tender designated for and sufficient to pay the installment in full and is not prohibited from paying such money to the Holders pursuant to the terms of this Indenture.

          Notwithstanding anything to the contrary contained in this Indenture, the Company and the Subsidiary Issuer may, to the extent it is required to do so by law, deduct or withhold income or other similar taxes imposed by the United States of America from principal or interest payments hereunder.

          SECTION 4.02. MAINTENANCE OF OFFICE OR AGENCY.

          The Company and Subsidiary Issuer shall maintain the office or agency required under SECTION 2.03. The Company and the Subsidiary Issuer shall give prior written notice to the Trustee of the location, and any change in the location, of such office or agency. If at any time the Company and the Subsidiary Issuer shall fail to maintain any such required office or agency or shall fail to furnish the Trustee with the address thereof, such presentations, surrenders, notices and demands may be made or served at the address of the Trustee set forth in SECTION 11.02 and each Issuer hereby appoints the Trustee as its agent to receive all such presentations, surrenders, notices and demands.

          SECTION 4.03. CORPORATE EXISTENCE.

          Except as otherwise permitted by ARTICLE FIVE, each of the Company and the Subsidiary Issuer shall do or cause to be done, at their cost and expense, all things necessary to preserve and keep in full force and effect their corporate existence and the corporate existence of their Subsidiaries in accordance with the respective organizational documents of each such Subsidiary and the material rights (charter and statutory) and franchises of the Company, the Subsidiary Issuer and each such Subsidiary; PROVIDED, HOWEVER, that the neither Company nor the Subsidiary Issuer shall be required to preserve, with respect to itself, any material right or franchise and, with respect to any of its Subsidiaries, any such existence, material right or franchise, if its Board of Directors shall determine in good faith that the preservation thereof is no longer desirable in the conduct of its business and the business of its Subsidiaries, taken as a whole.

          SECTION 4.04. PAYMENT OF TAXES AND OTHER CLAIMS.

          The Company and the Subsidiary Issuer shall pay or discharge or cause to be paid or discharged, before the same shall be come delinquent, (i) all material taxes, assessments and governmental charges (including withholding taxes and any penalties, interest and additions to taxes) levied or imposed upon them or any of their own Subsidiaries or their properties or any of their own Subsidiaries' properties and (ii) all material lawful claims for labor, materials and supplies that, if unpaid, might by law become a Lien upon their own properties or any of their own Subsidiaries' properties; PROVIDED, HOWEVER, that the Company and the Subsidiary Issuer shall not be required to pay or discharge or cause to be paid or discharged any such tax, assessment, charge or claim whose amount, applicability or validity is being or shall be contested in good faith by appropriate proceedings properly instituted and diligently conducted for which adequate reserves, to the extent required under GAAP, have been taken.

          SECTION 4.05. MAINTENANCE OF PROPERTIES AND INSURANCE.

          (a) The Company and the Subsidiary Issuer shall, and shall cause each of their Subsidiaries to, maintain their properties in good working order and condition in all material respects (subject to ordinary wear and tear) and make all necessary repairs, renewals, replacements, additions, betterments and improvements thereto and actively conduct and carry on their business; PROVIDED, HOWEVER, that nothing in this SECTION 4.05 shall prevent the Company, the Subsidiary Issuer or any of

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their Subsidiaries from discontinuing the operation and maintenance of any of their properties if such discontinuance is, in the good faith judgment of the Board of Directors or other governing body of the Company, the Subsidiary Issuer or the Subsidiary concerned, as the case may be, desirable in the conduct of their business and is not disadvantageous in any material respect to the Holders.

          (b) The Company and the Subsidiary Issuer shall maintain insurance (including appropriate self-insurance) against loss or damage of the kinds that, in the good faith judgment of the Company and the Subsidiary Issuer, are adequate and appropriate for the conduct of the business of the Company, the Subsidiary Issuer and their Subsidiaries in a prudent manner, with reputable insurers or with the government of the United States of America or an agency or instrumentality thereof, in such amounts, with such deductibles, and by such methods as shall be customary, in the good faith judgment of the Company and the Subsidiary Issuer, for companies similarly situated in the industry.

          SECTION 4.06. COMPLIANCE CERTIFICATE; NOTICE OF DEFAULT.

          (a) The Company and the Subsidiary Issuer shall each deliver to the Trustee, within 90 days after the end of the Company's fiscal year, an Officers' Certificate stating that a review of activities during the preceding fiscal year has been made under the supervision of the signing Officers with a view to determining whether the Company and Subsidiary Issuer, as the case may be, have kept, observed, performed and fulfilled their obligations under this Indenture and further stating, as to each such Officer signing such certificate, that to the best of such Officer's actual knowledge during such preceding fiscal year such Issuer has kept, observed, performed and fulfilled each and every such covenant and no Default or Event of Default occurred during such year and at the date of such certificate there is no Default or Event of Default that has occurred and is continuing or, if such signers do know of such Default or Event of Default, the certificate shall describe the Default or Event of Default and its status with particularity. The Officers' Certificate shall also notify the Trustee should an Issuer elect to change the manner in which it fixes its fiscal year end.

          (b) (i) If any Default or Event of Default has occurred and is continuing or (ii) if any Holder seeks to exercise any remedy hereunder with respect to a claimed Default under this Indenture or the Notes, the Issuers shall deliver to the Trustee, at its address set forth in SECTION 11.02, by registered or certified mail or by telegram, telex or facsimile transmission followed by hard copy by registered or certified mail an Officers' Certificate specifying such event, notice or other action within five (5) Business Days of their becoming aware of such occurrence.

          SECTION 4.07. COMPLIANCE WITH LAWS.

          The Issuers shall, and shall cause each of their Subsidiaries to, comply with all applicable statutes, rules, regulations, orders and restrictions of the United States of America, all states and municipalities thereof, and of any governmental department, commission, board, regulatory authority, bureau, agency and instrumentality of the foregoing, in respect of the conduct of their businesses and the ownership of their properties, except for such noncompliances as are not in the aggregate reasonably likely to have a material adverse effect on the financial condition or results of operations of the Company and its Subsidiaries, taken as a whole.

          SECTION 4.08. REPORTS TO HOLDERS.

          Whether or not required by the rules and regulations of the SEC, so long as any Units are outstanding, the Company shall furnish the Holders of
Units:

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          (a)    all quarterly and annual financial information that would be required to be contained in a filing with the SEC on Forms 10-Q and 10-K if the Company were required to file such Forms, including a "Management's Discussion and Analysis of Financial Condition and Results of Operations" that describes the financial condition and results of operations of the Company and its consolidated Subsidiaries (showing in reasonable detail, either on the face of the financial statements or in the footnotes thereto and in Management's Discussion and Analysis of Financial Condition and Results of Operations, the financial condition and results of operations of the Company and its Restricted Subsidiaries separate from the financial condition and results of operations of the Unrestricted Subsidiaries of the Company, if any) and, with respect to the annual information only, a report thereon by the Company's certified independent accountants; and

          (b) all current reports that would be required to be filed with the SEC on Form 8-K if the Company were required to file such reports, in each case within the time periods specified in the SEC's rules and regulations.

          In addition, following the consummation of the Exchange Offer, whether or not required by the rules and regulations of the SEC, the Company shall file a copy of all such information and reports with the SEC for public availability within the time periods specified in the SEC'S rules and regulations (unless the SEC will not accept such a filing). In addition, for so long as any Notes remain outstanding, the Company shall furnish to the Holders and to securities analysts and prospective investors, upon their request, the information required to be delivered pursuant to Rule 144A(d)(4) under the Securities Act.

          SECTION 4.09. WAIVER OF STAY, EXTENSION OR USURY LAWS.

          The Company and Subsidiary Issuer covenant (to the extent that they may lawfully do so) that they will not at any time insist upon, plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay or extension law or any usury law or other law that would prohibit or forgive such Issuer from paying all or any portion of the principal of or interest on the Notes as contemplated herein, wherever enacted, now or at any time hereafter in force, or which may affect the covenants or the performance of this Indenture; and (to the extent that it may lawfully do so) the Company and Subsidiary Issuer hereby expressly waive all benefit or advantage of any such law, and covenant that they will not hinder, delay or impede the execution of any power herein granted to the Trustee, but will suffer and permit the execution of every such power as though no such law had been enacted.

          SECTION 4.10. LIMITATION ON RESTRICTED PAYMENTS.

          The Company shall not, and shall not cause or permit any of its Restricted Subsidiaries to, directly or indirectly, (a) declare or pay any dividend or make any distribution (other than dividends or distributions payable in Qualified Capital Stock of the Company) on or in respect of shares of Capital Stock of the Company to holders of such Capital Stock, (b) purchase, redeem or otherwise acquire or retire for value any Capital Stock of the Company or any warrants, rights or options to purchase or acquire shares of any class of such Capital Stock, (c) make any principal payment on, purchase, defease, redeem, prepay, decrease or otherwise acquire or retire for value, prior to any scheduled final maturity, scheduled repayment or scheduled sinking fund payment, any Indebtedness of the Company or any Guarantor that is subordinate or junior in right of payment to the Notes or a Guarantee or (d) make any Investment (other than Permitted Investments) (each of the foregoing actions set forth in CLAUSES (a), (b), (c) and (d) being referred to as a "RESTRICTED PAYMENT"), if at the time of such Restricted Payment or immediately after giving effect thereto, (i) a Default or an Event of Default shall have occurred and be continuing or (ii) the Company is not able to incur at least $1.00 of additional Indebtedness (other than Permitted Indebtedness) in compliance with SECTION 4.12 or (iii) the aggregate amount of Restricted Payments (including such proposed Restricted Payment) made subsequent to the Issue Date (the amount

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expended for such purposes, if other than in cash, being the fair market value of such property as determined in good faith by the Board of Directors of the Company) shall exceed the sum of: (w) 50% of the cumulative Consolidated Net Income (or if cumulative Consolidated Net Income shall be a loss, minus 100% of such loss) of the Company earned subsequent to the Issue Date and ending on the last day of the Company's last fiscal quarter ending prior to the date the Restricted Payment occurs for which financial statements are available (the "REFERENCE DATE") (treating such period as a single accounting period); plus (x) 100% of the aggregate net cash proceeds received by the Company from any Person (other than a Subsidiary of the Company) from the issuance and sale subsequent to the Issue Date and on or prior to the Reference Date of Qualified Capital Stock of the Company; or warrants, options or other rights to acquire Qualified Capital Stock of the Company or from the issuance of debt securities of the Company that have been converted into or exchanged for Qualified Capital Stock subsequent to the Issue Date and on or prior to the Reference Date; plus (y) without duplication of any amounts included in CLAUSE (iii)(x) above, 100% of the aggregate net cash proceeds of any equity contribution received by the Company from a holder of the Company's Capital Stock subsequent to the Issue Date and on or prior to the Reference Date; plus (z) to the extent not included in Consolidated Net Income, an amount equal to the net reduction (received by the Company or any Restricted Subsidiary in cash or Cash Equivalents) in Investments (other than Permitted Investments) since the Issue Date (including reductions resulting from return of equity capital, repayments of the principal of loans or advances, the redesignation of an Unrestricted Subsidiary as a Restricted Subsidiary or other dispositions of Investments), not to exceed, in the case of any Investment, the amount of Investments (other than Permitted Investments) made by the Company and its Restricted Subsidiaries in such Person since the Issue Date (excluding, in the case of CLAUSES (iii)(x) and (y), any net cash proceeds from issuances and sales of Qualified Capital Stock of the Company financed directly or indirectly using funds borrowed from the Company or any Subsidiary of the Company, until and to the extent such borrowing is repaid).

          Notwithstanding the foregoing, the provisions set forth in the immediately preceding paragraph do not prohibit: (1) the payment of any dividend within 60 days after the date of declaration of such dividend if the dividend would have been permitted on the date of declaration; (2) if no Default or Event of Default shall have occurred and be continuing, the acquisition of any shares of Capital Stock of the Company, either (i) solely in exchange for shares of Qualified Capital Stock of the Company or (ii) through the application of net proceeds of a substantially concurrent sale for cash (other than to a Subsidiary of the Company) of shares of Qualified Capital Stock of the Company; (3) if no Default or Event of Default shall have occurred and be continuing, the acquisition of any Indebtedness of the Company or the Guarantors that is subordinate or junior in right of payment to the Notes and Guarantees either (i) solely in exchange for shares of Qualified Capital Stock of the Company, or (ii) through the application of net proceeds of a substantially concurrent sale for cash (other than to a Subsidiary of the Company) of (A) shares of Qualified Capital Stock of the Company or (B) Refinancing Indebtedness; (4) if no Default or Event of Default shall have occurred and be continuing, an Investment through the application of the net proceeds of a substantially concurrent sale for cash (other than to a Subsidiary of the Company) of shares of Qualified Capital Stock of the Company; (5) if no Default or Event of Default shall have occurred and be continuing, repurchases by the Company of Common Stock of the Company from an employee of the Company or any of its Subsidiaries upon the death, disability or termination of employment of such employee, in an aggregate amount not to exceed $500,000 in any fiscal year; and (6) if no Default or Event of Default shall have occurred and be continuing, the payment of management fees in an amount not to exceed $200,000 in any fiscal year. In determining the aggregate amount of Restricted Payments made subsequent to the Issue Date in accordance with clause
(iii) of the immediately preceding paragraph, amounts expended pursuant to CLAUSES (1), (2)(ii),(3)(ii)(a), (4) and (5) shall be included in such calculation.

          Not later than the date of making any Restricted Payment, the Company shall deliver to the Trustee an Officers' Certificate stating that such Restricted Payment complies with this Indenture and setting forth in reasonable detail the basis upon which the required calculations were computed, which calculations may be based upon the Company's latest available internal quarterly financial statements.

          SECTION 4.11. LIMITATION ON TRANSACTIONS WITH AFFILIATES.

          (a) The Company shall not, and shall not permit any of its Restricted Subsidiaries to, directly or indirectly, enter into or permit to exist any transaction or series of related transactions (including, without limitation, the purchase, sale, lease or exchange of any property or the rendering of any service) with, or for the benefit of, any of its Affiliates (each an "AFFILIATE TRANSACTION"), other than (x) Affiliate Transactions permitted under PARAGRAPH (b) below and (y) Affiliate Transactions on terms that are no less favorable than those that might reasonably have been obtained in a comparable transaction at such time on an arm's-length basis from a Person that is not an Affiliate of the Company or such Restricted Subsidiary.

          (b) All Affiliate Transactions (and each series of related Affiliate Transactions which are similar or part of a common plan) involving aggregate payments or other property with a fair market value in excess of $2,000,000 shall be approved by a majority of the disinterested members of the Board of Directors of the Company or such Restricted Subsidiary, as the case may be, such approval to be evidenced by a Board Resolution stating that such Board of Directors has determined that such transaction complies with the foregoing provisions. If the Company or any Restricted Subsidiary of the Company enters into an Affiliate Transaction (or a series of related Affiliate Transactions related to a common plan) that involves an aggregate fair market value of more than $5,000,000, the Company or such Restricted Subsidiary, as the case may be, shall, prior to the consummation thereof, obtain a favorable opinion as to the fairness of such transaction or series of related transactions to the Company or the relevant Restricted Subsidiary, as the case may be, from a financial point of view, from an Independent Financial Advisor and file the same with the Trustee.

          (c)    The restrictions set forth in paragraph (a) shall not apply to:
(i) reasonable fees and compensation paid to, advances made in the ordinary course of business to, and indemnity provided on behalf of, officers, directors, employees or consultants of the Company or any Restricted Subsidiary of the Company as determined in good faith by the Company's Board of Directors or senior management; (ii) transactions exclusively between or among the Company and any of its Wholly Owned Restricted Subsidiaries or exclusively between or among such Wholly Owned Restricted Subsidiaries, PROVIDED such transactions are not otherwise prohibited by this Indenture; (iii) any agreement as in effect as of the Issue Date or any amendment thereto or any transaction contemplated thereby (including pursuant to any amendment thereto) in any replacement agreement thereto so long as any such amendment or replacement agreement is not more disadvantageous to the Holders in any material respect than the original agreement as in effect on the Issue Date; and (iv) Restricted Payments and Permitted Investments permitted by this Indenture.

          SECTION 4.12. LIMITATION ON INCURRENCE OF ADDITIONAL INDEBTEDNESS.

          The Company shall not, and shall not permit any of its Restricted Subsidiaries to, directly or indirectly, create, incur, assume, guarantee, acquire, become liable, contingently or otherwise, with respect to, or otherwise become responsible for payment of (collectively, "INCUR") any Indebtedness (other than Permitted Indebtedness); PROVIDED, HOWEVER, that if no Default or Event of Default shall have occurred and be continuing at the time of or as a consequence of the incurrence of any such Indebtedness, the Issuers or any of their Restricted Subsidiaries that is or, upon such incurrence, becomes a Guarantor may incur Indebtedness (including, without limitation, Acquired Indebtedness) and any Restricted Subsidiary of the Company that is not or will not, upon such incurrence, become a Guarantor may incur Acquired Indebtedness, in each case if on the date of the incurrence of such Indebtedness, after giving effect to the incurrence thereof, the Consolidated Fixed Charge Coverage Ratio of the Company is greater than 2.00 to 1.00.

          SECTION 4.13. LIMITATION ON DIVIDEND AND OTHER PAYMENT RESTRICTIONS AFFECTING RESTRICTED SUBSIDIARIES.

          The Company shall not, and shall not cause or permit any of its Restricted Subsidiaries to, directly or indirectly, create or otherwise cause or permit to exist or become effective any encumbrance or restriction on the ability of any Restricted Subsidiary of the Company to (a) pay dividends or make any other distributions on or in respect of its Capital Stock; (b) make loans or advances or pay any Indebtedness or other obligation owed to the Company or any other Restricted Subsidiary of the Company; or (c) transfer any of its property or assets to the Company or any other Restricted Subsidiary of the Company, except for such encumbrances or restrictions existing under or by reason of: (1) applicable law; (2) this Indenture; (3) customary non-assignment provisions of any contract or any lease governing a leasehold interest of any Restricted Subsidiary of the Company; (4) any instrument governing Acquired Indebtedness, which encumbrance or restriction is not applicable to any Person, or the properties or assets of any Person, other than the Person or the properties or assets of the Person so acquired; (5) agreements existing on the Issue Date to the extent and in the manner such agreements are in effect on the Issue Date, including the Credit Facilities; (6) an agreement governing Indebtedness incurred to Refinance the Indebtedness issued, assumed or incurred pursuant to an agreement referred to in CLAUSE (2), (4) or (5) above; PROVIDED, HOWEVER, that the provisions relating to such encumbrance or restriction contained in any such Indebtedness are no less favorable to the Company in any material respect as determined by the Board of Directors of the Company in their reasonable and good faith judgment than the provisions relating to such encumbrance or restriction contained in agreements referred to in such CLAUSE (2), (4) or (5).

          SECTION 4.14. ADDITIONAL GUARANTEES.

          If the Company or any of its Restricted Subsidiaries transfers or causes to be transferred, in one transaction or a series of related transactions, any property to any Restricted Subsidiary that is not a Guarantor, or if the Company or any of its Restricted Subsidiaries shall organize, acquire or otherwise invest in another Restricted Subsidiary, then such transferee or acquired or other Restricted Subsidiary shall:

          (1) execute and deliver to the Trustee a supplemental indenture in form satisfactory to the Trustee pursuant to which such Restricted Subsidiary shall unconditionally guarantee on a senior secured basis all of the Issuers' obligations under the Notes and this Indenture on the terms set forth in this Indenture; and

          (2) (a) execute and deliver to the Collateral Agent and the Trustee such amendments to the Collateral Agreements as the Collateral Agent deems necessary or advisable in order to grant to Collateral Agent, for the benefit of the Holders, a perfected first priority security interest in the Capital Stock of such new Subsidiary and a perfected security interest in the debt securities of such new Subsidiary, subject to the liens under the Credit Agreement and Permitted Liens, which are owned by the Company or any Subsidiary and required to be pledged pursuant to the Security Agreement,
     (b) deliver to Collateral Agent the certificates representing such Capital Stock and debt securities, together with (i) in the case of such Capital Stock, undated stock powers endorsed in blank, and (ii) in the case of such debt securities, endorsed in blank, in each case executed and delivered by an Officer of the Company or such Subsidiary, as the case may be;

          (3) cause such new Subsidiary to take such actions necessary or advisable to grant to the Collateral Agent for the benefit of the Holders and the Trustee a perfected first priority security interest in the collateral described in the Security Agreements with respect to such new Subsidiary, including the filing of Uniform Commercial Code financing statements in such jurisdictions as may be required by the Security Agreements or by law or as may be reasonably requested by the Collateral Agent;

          (4) take further action and execute and deliver such other documents specified in this Indenture or otherwise reasonably requested by the Trustee or the Collateral Agent to effectuate the foregoing; and

          (5) deliver to the Trustee an Opinion of Counsel that such supplemental indenture and any other documents required to be delivered have been duly authorized, executed and delivered by such Restricted Subsidiary and constitutes a legal, valid, binding and enforceable obligation of such Restricted Subsidiary.

          (6) Thereafter, such Restricted Subsidiary shall be a Guarantor for all purposes of this Indenture.

          Notwithstanding the foregoing, neither KHF Sports Oy nor KHF Finland Oy shall be required to comply with the foregoing for so long as a guarantee by it shall be a violation of the Finnish Companies Act.

          SECTION 4.15. LIMITATION ON CHANGE OF CONTROL.

          (a) In the event of a Change of Control, which event shall constitute a triggering event (hereafter referred to as a "CHANGE OF CONTROL TRIGGERING EVENT") and thus an event of failure under the terms of the Indenture within the meaning of subparagraph 212(1)(b)(vii) of the Income Tax Act (Canada), the Issuers shall make a joint offer to purchase all of their respective outstanding Notes, as Units, from each Holder pursuant to the offer described in PARAGRAPH (b) below (the "CHANGE OF CONTROL OFFER") at a purchase price equal to 101% of the principal amount thereof plus accrued interest, if any, to the date of purchase.

          (b) Within 30 days following the date upon which the Change of Control Triggering Event occurred (the "CHANGE OF CONTROL DATE"), the Issuers shall send, by first class mail, a joint offer to each Holder, with a copy to the Trustee, which offer shall govern the terms of the Change of Control Offer. The offer to the Holders describing the Change of Control Offer shall contain all instructions and materials necessary to enable such Holders to tender Notes, as Units, pursuant to the Change of Control Offer. Such offer shall state:

          (1)    that the Change of Control Offer is being made pursuant to this
     SECTION 4.15 and that all Notes tendered as Units, in whole or in part, will be accepted for payment;

          (2) the purchase price (including the amount of accrued interest) and the purchase date (which shall be no earlier than 30 days nor later than 60 days from the date such notice is mailed, other than as may be required by law) (the "CHANGE OF CONTROL PAYMENT DATE");

          (3)    that any Note not tendered will continue to accrue interest;

          (4) that, unless the Issuers default in making payment therefor, any Note accepted for payment pursuant to the Change of Control Offer shall cease to accrue interest after the Change of Control Payment Date;

          (5) that Holders electing to have Notes, as Units, purchased pursuant to a Change of Control Offer will be required to surrender the Notes, as Units, with the form entitled "Option of Holder to Elect Purchase" on the reverse of the Unit completed, to the Paying Agent at the address specified in the offer describing the Change of Control Offer prior to the close of business on the third Business Day prior to the Change of Control Payment Date;

          (6) that Holders whose Notes, as Units, are purchased only in part will be issued new Notes, as Units, in a principal amount equal to the unpurchased portion of the Notes, as Units, surrendered; PROVIDED that the Notes comprising each Unit purchased and each new Unit issued shall be in an original principal amount of $1,000 or integral multiples thereof; and

          (7) the circumstances and relevant facts regarding such Change of Control.

The Issuers will comply with the requirements of Rule 14e-1 under the Exchange Act and any other securities laws and regulations thereunder to the extent such laws and regulations are applicable in connection with the repurchase of the Notes, as Units, pursuant to a Change of Control Offer. To the extent that any provisions of any securities laws or regulations conflict with the provisions in this SECTION 4.15, the Issuers shall comply with the applicable securities laws and regulations and shall not be deemed to have breached their obligations under this SECTION 4.15 by virtue thereof.

          Not later than 10:00 a.m., local time in the place of payment, on the Change of Control Payment Date, the Issuers shall (i) accept for payment Notes, as Units, or portions thereof tendered pursuant to the Change of Control Offer,
(ii) deposit with the Paying Agent U.S. Legal Tender sufficient to pay the purchase price plus accrued interest, if any, of all Notes, as Units, so tendered and (iii) deliver to the Trustee Notes, as Units, so accepted together with an Officers' Certificate stating the Notes, as Units, or portions thereof being purchased by the Issuers. The Paying Agent shall promptly mail to the Holders of Units so accepted payment in an amount equal to the purchase price plus accrued interest, if any, and the Trustee shall promptly authenticate and mail to such Holders new Units comprising Notes equal in principal amount to any unpurchased portion of the Notes comprising the Units surrendered. Any Units not so accepted shall be promptly mailed by the Issuers to the Holders thereof.

          Any amounts remaining after the purchase of Units pursuant to a Change of Control Offer shall be returned by the Trustee to the Issuers and may be used for any corporate purpose permitted by the Indenture.

          The Company and the Subsidiary Issuer shall not be required to make a Change of Control Offer upon a Change of Control Triggering Event if a third party makes the Change of Control Offer in the manner, at the times and otherwise in compliance with the requirements of this SECTION 4.15 and purchases all Notes, as Units, validly tendered and not withdrawn under such Change of Control Offer.

          SECTION 4.16. LIMITATION ON ASSET SALES.

          (a) The Company shall not, and shall not permit any of its Restricted Subsidiaries to, consummate an Asset Sale unless: (i) the Company or the applicable Restricted Subsidiary, as the case may be, receives consideration at the time of such Asset Sale at least equal to the fair market value of the assets sold or otherwise disposed of (as determined in good faith by the Company's Board of Directors);

(ii) at least 80% of the consideration received by the Company or the Restricted Subsidiary, as the case may be, from such Asset Sale shall be in the form of cash or Cash Equivalents (provided that the amount of any liabilities (as shown on the most recent applicable balance sheet) of the Company or any such Restricted Subsidiary (other than liabilities that are by their terms subordinated to the Notes) that are assumed by the transferee of any such assets shall be deemed to be cash for purposes of this provision so long as there is no further recourse to the Company and its Restricted Subsidiaries with respect to such liabilities) and is received at the time of such disposition; and (iii) upon the consummation of an Asset Sale, the Company shall apply, or cause such Restricted Subsidiary to apply, the Net Cash Proceeds relating to such Asset Sale within 180 days of receipt thereof to make an investment in properties and assets that replace the properties and assets that were the subject of such Asset Sale or in properties and assets that will be used in the business of the Company and its Restricted Subsidiaries as existing on the Issue Date or in businesses reasonably related thereto ("REPLACEMENT ASSETS") or to repay in full or in part any Indebtedness (other than the Notes) incurred within 180 days prior to such Asset Sale and used to acquire Replacement Assets in contemplation of such Asset Sale.

          Subject to the following paragraph, if on the 181st day after an Asset Sale there remains Net Cash Proceeds which have not been applied as permitted in clause (iii) of the preceding paragraph or if on an earlier date the Issuers jointly determine not to apply the Net Cash Proceeds relating to such Asset Sale as set forth in clause (iii) of the preceding paragraph, then each such event shall constitute a "NET PROCEEDS OFFER TRIGGER DATE" (and an event of failure under the terms of the Indenture within the meaning of subparagraph 212(1)(b)(vii) of the Income Tax Act (Canada)), and in the event of a Net Proceeds Trigger Date then the aggregate amount of such Net Cash Proceeds which have not been applied on or before such Net Proceeds Offer Trigger Date as permitted in clause (iii) of the preceding paragraph (each a "NET PROCEEDS OFFER AMOUNT") shall be applied by the Issuers to make a joint offer to purchase (the "NET PROCEEDS OFFER") on a date (the "NET PROCEEDS OFFER PAYMENT DATE") not less than 30 nor more than 60 days following the applicable Net Proceeds Offer Trigger Date, from all Holders on a PRO RATA basis, that amount of their respective Notes, as Units, equal to the Net Proceeds Offer Amount at a price equal to 100% of the principal amount of the Notes to be purchased, as Units, plus accrued and unpaid interest thereon, if any, to the date of purchase; PROVIDED, HOWEVER, that if at any time any non-cash consideration received by the Company or any Restricted Subsidiary of the Company, as the case may be, in connection with any Asset Sale is converted into or sold or otherwise disposed of for cash (other than interest received with respect to any such non-cash consideration), then such conversion or disposition shall be deemed to constitute an Asset Sale hereunder and the Net Cash Proceeds thereof shall be applied in accordance with this Section.

          The Issuers may defer the Net Proceeds Offer until there is an aggregate unutilized Net Proceeds Offer Amount equal to or in excess of $10,000,000 resulting from one or more Asset Sales in which case the accumulation of such amount shall constitute a Net Proceeds Offer Trigger Date (at which time, the entire unutilized Net Proceeds Offer Amount, and not just the amount in excess of $10,000,000, shall be applied as required pursuant to this Section).

          In the event of the transfer of substantially all (but not all) of the property and assets of the Company and its Restricted Subsidiaries as an entirety to a Person in a transaction permitted under SECTION 5.01, which transaction does not constitute a Change of Control, the Surviving Entity shall be deemed to have sold the properties and assets of the Company and its Restricted Subsidiaries not so transferred for purposes of this Section, and shall comply with the provisions of this Section with respect to such deemed sale as if it were an Asset Sale. In addition, the fair market value of such properties and assets of the Company or its Restricted Subsidiaries deemed to be sold shall be deemed to be Net Cash Proceeds for purposes of this SECTION 4.16.

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          Notwithstanding the immediately preceding paragraphs, the Company and its Restricted Subsidiaries will be permitted to consummate an Asset Sale without complying with such paragraphs to the extent that (i) at least 80% of the consideration for such Asset Sale constitutes Replacement Assets; and (ii) such Asset Sale is for fair market value; PROVIDED that any cash or Cash Equivalents received by the Company or any of its Restricted Subsidiaries in connection with any Asset Sale permitted to be consummated under this paragraph shall constitute Net Cash Proceeds subject to the provisions of the immediately preceding paragraphs.

          (b) Subject to the deferral of the Net Proceeds Offer Trigger Date contained in subsection (a) above, each offer describing the Net Proceeds Offer pursuant to this SECTION 4.16 shall be mailed, by first class mail, by the Issuers not more than 25 days after the Net Proceeds Offer Trigger Date to all Holders at their last registered addresses as of a date within 15 days of the mailing of such offer, with a copy to the Trustee. The offer shall contain all instructions and materials necessary to enable such Holders to tender Notes, as Units, pursuant to the Net Proceeds Offer and shall state the following terms:

          (1)    that the Net Proceeds Offer is being made pursuant to this
     SECTION 4.16 and that all Notes tendered as Units, in whole or in part, will be accepted for payment; PROVIDED, HOWEVER, that if the aggregate principal amount of Notes tendered as Units in a Net Proceeds Offer plus accrued interest at the expiration of such offer exceeds the Net Proceeds Offer Amount, the Issuers shall jointly select the Notes, as Units, to be purchased on a PRO RATA basis based on amounts tendered (with such adjustments as may be deemed appropriate by the Company so that only Units in denominations of $1,000 or multiples thereof shall be purchased);

          (2) the purchase price (including the amount of accrued interest) and the purchase date (which shall be 20 Business Days from the date of mailing of notice of such Net Proceeds Offer, or such longer period as required by law) (the "PROCEEDS PURCHASE DATE");

          (3)    that any Note not tendered will continue to accrue interest;

          (4) that, unless the Issuers default in making payment therefor, Notes, as Units, accepted for payment pursuant to the Net Proceeds Offer shall cease to accrue interest after the Proceeds Purchase Date;

          (5) that Holders electing to have Notes purchased, as Units pursuant to a Net Proceeds Offer will be required to surrender the Notes, as Units, with the form entitled "Option of Holder to Elect Purchase" on the reverse of the Unit completed, to the Paying Agent at the address specified in the notice describing the Net Proceeds Offer prior to the close of business on the third Business Day prior to the Proceeds Purchase Date; and

          (6) that Holders whose Notes, as Units, are purchased only in part will be issued new Notes, as Units, in a principal amount equal to the unpurchased portion of the Notes, as Units, surrendered; PROVIDED that the Notes comprising each Unit purchased and each new Unit issued shall be in an original principal amount of $1,000 or integral multiples thereof.

          Not later than 10:00 a.m., local time in the place of payment, on the Proceeds Purchase Date, the Issuers shall (i) accept for payment Notes, as Units, or portions thereof tendered pursuant to the Net Proceeds Offer which are to be purchased in accordance with ITEM (b)(1) above, (ii) deposit with the Paying Agent U.S. Legal Tender sufficient to pay the purchase price plus accrued interest, if any, of all Notes to be purchased and (iii) deliver to the Trustee Units so accepted together with an Officers' Certificate stating the Units or portions thereof being purchased by the Issuers. The Paying Agent shall

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promptly mail to the Holders of Units so accepted payment in an amount equal to the purchase price plus accrued interest, if any. For purposes of this SECTION 4.16, the Trustee shall act as the Paying Agent.

          Any amounts remaining after the purchase of Notes pursuant to a Net Proceeds Offer shall be returned by the Trustee to the Issuers and may be used for any corporate purpose permitted by this Indenture.

          The Issuers shall comply with the requirements of Rule 14e-1 under the Exchange Act and any other securities laws and regulations thereunder to the extent such laws and regulations are applicable in connection with the repurchase of Notes pursuant to a Net Proceeds Offer. To the extent that the provisions of any securities laws or regulations conflict with this SECTION 4.16, the Issuers shall comply with the applicable securities laws and regulations and shall not be deemed to have breached its obligations under
SECTION 4.16 by virtue thereof.

          SECTION 4.17. IMPAIRMENT OF SECURITY INTEREST. Neither the Company nor any of its Restricted Subsidiaries will take or omit to take any action which would adversely affect or impair the Liens in favor of the Collateral Agent, on behalf of itself, the Trustee and the holders of the Notes, with respect to the Collateral. Neither the Company nor any of its Restricted Subsidiaries shall grant to any Person, or permit any Person to retain (other than the Collateral Agent), any interest whatsoever in the Collateral other than Permitted Liens or the Liens permitted under SECTION 4.18. Neither the Company nor any of its Restricted Subsidiaries will enter into any agreement that requires the proceeds received from any sale of Collateral to be applied to repay, redeem, defease or otherwise acquire or retire any Indebtedness of any Person, other than as permitted by the Indenture, the Notes, the Intercreditor Agreement and the Collateral Agreements. The Company shall, and shall cause each Guarantor to, at their sole cost and expense, execute and deliver all such agreements and instruments as the Collateral Agent or the Trustee shall reasonably request to more fully or accurately describe the property intended to be Collateral or the obligations intended to be secured by the Collateral Agreements. The Company shall, and shall cause each Restricted Subsidiary to, at their sole cost and expense, file any such notice filings or other agreements or instruments as may be reasonably necessary or desirable under applicable law to perfect the Liens created by the Collateral Agreements at such times and at such places as the Collateral Agent or the Trustee may reasonably request.

          The Company shall take all necessary action to grant to the Collateral Agent a perfected security interest in and to the Collateral located in Sweden as soon as practicable. In the event that the Company fails to comply with the foregoing provision, then additional interest shall accrue on the Notes at a rate 0.50% per annum if such action has not been completed within 30 business days after the Issue Date, increasing by an additional 0.25% per annum if such action has not been completed within 60 business days after the Issue Date and by an additional 0.25% per annum (for a total increase of 1.00% per annum) if such action has not been completed within 90 business days after the Issue Date. All such additional interest shall cease to accrue upon completion of all necessary action.

          SECTION 4.18. LIMITATION ON LIENS.

          The Company shall not, and shall not cause or permit any of its Restricted Subsidiaries to, directly or indirectly, create, incur, assume or permit or suffer to exist any Liens of any kind against or upon any property or assets of the Company or any of its Restricted Subsidiaries whether owned on the Issue Date or acquired after the Issue Date, or any proceeds therefrom, or assign or otherwise convey any right to receive income or profits therefrom unless: (i) in the case of Liens securing Indebtedness that is expressly subordinate or junior in right of payment to the Notes, the Notes are secured by a Lien on such property, assets or proceeds that is senior in priority to such Liens and (ii) in all other cases, the Notes are equally and ratably secured, except for (A) Liens existing as of the Issue Date to the extent and in the

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manner such Liens are in effect on the Issue Date; (B) Liens securing the Notes and the Guarantees; (C) Liens securing borrowings under the Credit Facilities, (whether incurred pursuant to CLAUSE (ii) of the definition of "Permitted Indebtedness" or any other clause thereof or pursuant to the provisions of
SECTION 4.12) and all additional Obligations thereunder (which Liens may extend only to or cover the types of collateral securing the Credit Facilities on the Issue Date); (D) Liens of the Company or a Wholly Owned Restricted Subsidiary of the Company on assets of any Restricted Subsidiary of the Company; (E) Liens securing Refinancing Indebtedness which is incurred to Refinance any Indebtedness which has been secured by a Lien permitted under this SECTION 4.18 and which Indebtedness has been incurred in accordance with the provisions of
SECTION 4.12; PROVIDED, HOWEVER, that such Liens (x) are no less favorable to the Holders and are not more favorable to the lienholders with respect to such Liens than the Liens in respect of the Indebtedness being Refinanced and (y) do not extend to or cover any property or assets of the Company or any of its Restricted Subsidiaries not securing the Indebtedness so Refinanced; (F) Permitted Liens; and (G) Liens incurred with respect to obligations that do not exceed $2,000,000 at any one time outstanding.

          The Company will not, and will not cause or permit any of its Restricted Subsidiaries to, directly or indirectly, create, incur, assume or permit or suffer to exist any Liens of any kind against or upon the intellectual property of the European Subsidiaries other than the Collateral Agent on behalf of the holders of the Notes.

          SECTION 4.19. CONDUCT OF BUSINESS.

          The Company and its Restricted Subsidiaries will not engage in any businesses other than any business in the sporting goods industry or any business reasonably related thereto. KHF Sports Oy and Jofa Holding AB shall not incur any Indebtedness or engage in any business other than the business of owning their respective intellectual property and the Capital Stock and Indebtedness of Restricted Subsidiaries. The Company will vote its shares as to not permit CCM Holdings to incur any indebtedness or engage in any business other than the business of owning its intellectual property.

          SECTION 4.20. LIMITATION ON ISSUANCES AND SALES OF CAPITAL STOCK OF SUBSIDIARIES.

          The Issuers will not permit or cause any of its Subsidiaries to issue or sell any Capital Stock (other than director's qualifying shares and other than to the Issuers or a Wholly-Owned Subsidiary of the Issuers) or permit any Person (other than the Issuers or a Wholly-Owned Subsidiary of the Issuers) to own or hold any Capital Stock of any Subsidiary of the Issuers or any Lien or security interest therein other than the lenders under the Credit Agreement; PROVIDED, HOWEVER, that this provision shall not prohibit the sale of all of the Capital Stock of a Restricted Subsidiary in compliance with the provisions of
SECTION 4.16.

          SECTION 4.21. REAL ESTATE MORTGAGES AND FILINGS.

     With respect to any real property (individually and collectively, the "PREMISES") with a purchase price of greater than $1,000,000 intended to be owned by the Issuers or any Restricted Subsidiary subsequent to the Issue Date to the extent permitted by applicable law:

          (1) with respect to properties located outside the Province of Quebec, the Issuers shall deliver to the Collateral Agent, as mortgagee, fully-executed counterparts of Mortgages, each dated as of the date of acquisition of such property, duly executed by the Issuers or the applicable Subsidiary, together with (i) evidence of the completion (or satisfactory arrangements for the completion), of all recordings and filings of such Mortgage as may be necessary or, in the reasonable opinion of the Collateral Agent desirable, to create a valid, perfected Lien, subject to

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     Permitted Liens and the Liens permitted under SECTION 4.18, against the properties purported to be covered thereby;

          (2) with respect to properties located outside the Province of Quebec, the Collateral Agent shall have received the mortgagee's title insurance policies in favor of the Collateral Agent, as mortgagee for the ratable benefit of the Collateral Agent, the Trustee and the Holders in amounts and in form and substance and issued by insurers, with respect to the property purported to be covered by such Mortgage, insuring that title to such property is marketable and that the interests created by the Mortgage constitute valid first Liens thereon free and clear of all defects and encumbrances other than Permitted Liens and the Liens permitted under
     SECTION 4.18, and such policies shall also include, to the extent available, a revolving credit endorsement and such other endorsements as the Collateral Agent shall reasonably request and shall be accompanied by evidence of the payment in full of all premiums thereon;

          (3) the Issuers shall deliver to the Collateral Agent, with respect to each of the covered Premises, filings, surveys, local counsel opinions and fixture filings, along with such other documents, instruments, certificates and agreements as the Collateral Agent and its counsel shall reasonably request; and

          (4) with respect to properties located in the Province of Quebec, the Issuers shall deliver to the Quebec Collateral Agent evidence of registration against such Premises of the notice or summary required under applicable law to register the applicable Deed of Hypothec, subject to Permitted Liens and the Liens permitted under Section 4.18, against such Premises.

          SECTION 4.22. LEASEHOLD MORTGAGEE AND FILINGS.

          With respect to properties located outside the Province of Quebec, the Issuers and each of its Restricted Subsidiaries shall deliver Mortgages with respect to the Issuers' leasehold interests in the premises (the "LEASED PREMISES") occupied by the Issuers pursuant to leases entered into after the Issue Date (collectively, the "LEASES", and individually, a "LEASE").

          Prior to the effective date of any Lease, the Issuers and such Subsidiaries shall provide to the Trustee with respect to properties located outside the Province of Quebec all of the items described in clauses (2) and (3) of SECTION 4.21 and in addition shall use its reasonable commercial efforts to obtain an agreement executed by the lessor of the Lease, whereby the lessor consents to the Mortgage or the Deed of Hypothec, as applicable, and waives or subordinates its landlord Lien (whether granted by the instrument creating the leasehold estate or by applicable law), if any, and which shall be entered into by the Collateral Agent.

          SECTION 4.23. ADDITIONAL AMOUNTS.

          (a) All payments made by an Issuer, any Guarantor or a Surviving Entity as well as all payments made by a trustee pursuant to the provisions hereof under ARTICLE 8 (each a "PAYOR") under or with respect to the Notes will be made free and clear of and without withholding or deduction for or on account of any present or future tax, duty, levy, impost, assessment or other governmental charge imposed or levied by or on behalf of Canada or any subdivision thereof or by any authority or agency therein or thereof having power to tax (hereinafter "TAXES") unless such Payor is required to withhold or deduct Taxes by law or by the interpretation or administration thereof. If a Payor is so required to withhold or deduct any amount of interest for or on account of Taxes from any payment made under or with respect to the Notes such Payor will pay such additional amounts of interest ("ADDITIONAL AMOUNTS") as may be necessary such that the net amount received in respect of such payment by each Holder

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(including Additional Amounts) after such withholding or deduction will not be less than the amount the Holder would have received if such Taxes had not been required to be so withheld or deducted; PROVIDED that no Additional Amounts will be payable with respect to a payment made to Holder (an "EXCLUDED HOLDER") (i) with which the Payor or Sport Maska Inc. does not deal at arm's length (within the meaning of the Income Tax Act (Canada)) at the time of making such payment or (ii) which is subject to such Taxes by reason of any connection between such Holder and Canada or any province or territory thereof (other than the mere holding of Units or the receipt of payments thereunder) including, without limitation, a Holder who is a resident of Canada within the meaning of the Income Tax Act (Canada) or a non-resident insurer which carries on an insurance business in Canada and in a country other than Canada. Each Payor will also (i) make such withholding or deduction and (ii) remit the full amount deducted or withheld to the relevant authority in accordance with applicable law. The Payor will furnish to the Holders of the Units, within 30 days after the date the payment of any Taxes is due pursuant to applicable law, certified copies of tax receipts evidencing such payment by such Payor. The Issuers will indemnify and hold harmless each Holder (other than all Excluded Holders) for the amount of
(i) any Taxes not withheld or deducted by a Payor and levied or imposed and paid by such Holder as a result of payments made under or with respect to the Notes,
(ii) any liability (including penalties, interest and expenses) arising therefrom or with respect thereto, and (iii)( any Taxes imposed with respect to any reimbursement under clauses (i) or (ii) above.

          (b) At least 30 days prior to each date on which any payment under or with respect to the Notes is due and payable, if a Payor is aware that it will be obligated to pay Additional Amounts with respect to such payment, such Payor will deliver to the Trustee an Officers' Certificate stating the fact that such Additional Amounts will be payable, the amounts so payable and will set forth such other information necessary to enable the Trustee to pay such Additional Amounts to Holders on the payment date. Whenever in this Indenture there is mentioned, in any context, the payment of principal (and premium, if any), interest or any other amount payable under or with respect to any Note, such mention shall be deemed to include mention of the payment of Additional Amounts provided for in this Section to the extent that, in such context, Additional Amounts are, were or would be payable in respect thereof.

                                  ARTICLE FIVE

                              SUCCESSOR CORPORATION

          SECTION 5.01. MERGER, CONSOLIDATION AND SALE OF ASSETS.

          (a) Each Issuer shall not, in a single transaction or series of related transactions, consolidate or merge with or into any Person, or sell, assign, transfer, lease, convey or otherwise dispose of (or cause or permit any Restricted Subsidiary of the Issuers to sell, assign, transfer, lease, convey or otherwise dispose of) all or substantially all of such Issuer's assets (determined, in the case of the Company, on a consolidated basis for the Company and the Company's Restricted Subsidiaries) whether as an entirely or substantially as an entirety to any Person unless:

          (i) either (A) such Issuer shall be the surviving or continuing corporation or (B) the Person (if other than such Issuer) formed by such consolidation or into which such Issuer is merged or the Person which acquires by sale, assignment, transfer, lease, conveyance or other disposition the properties and assets of such Issuer and of its Restricted Subsidiaries substantially as an entirety (the "SURVIVING ENTITY"): (x) shall be a corporation organized and validly existing under the laws of the United States or any State thereof or the District of Columbia (or, in the case of a merger, amalgamation, continuation, consolidation or sale involving Sport Maska Inc., Canada or any Political subdivision thereof); and (y) shall expressly assume, by supplemental indenture (in form and substance satisfactory to the Trustee), executed and delivered to the

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     Trustee, the due and punctual payment (as primary obligor or as guarantor, as the case may be) of the principal of, and premium, if any, and interest on all of the Notes and the performance of every covenant of the Notes, this Indenture and the Registration Rights Agreement on the part of such Issuer or the Subsidiary Issuer, as the case may be, to be performed or observed;

          (ii) immediately after giving effect to such transaction and the assumption contemplated by CLAUSE (a)(i)(b)(y) of this SECTION 5.01 (including giving effect to any Indebtedness and Acquired Indebtedness incurred or anticipated to be incurred in connection with or in respect of such transaction), (a) such Issuer or such Surviving Entity, as the case may be, shall have a Consolidated Net Worth equal to or greater than the Consolidated Net Worth of such Issuer immediately prior to such transaction and (b) the Company shall be able to incur at least $1.00 of additional Indebtedness (other than Permitted Indebtedness) in compliance with SECTION 4.12;

          (iii) immediately before and immediately after giving effect to such transaction and the assumption contemplated by CLAUSE (a)(i)(b)(y) of this
     SECTION 5.01 (including, without limitation, giving effect to any Indebtedness and Acquired Indebtedness incurred or anticipated to be incurred and any Lien granted in connection with or in respect of the transaction), no Default or Event of Default shall have occurred or be continuing; and

          (iv) such Issuer or the Surviving Entity shall have delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that such consolidation, merger, sale, assignment, transfer, lease, conveyance or other disposition complies with the applicable provisions of this Indenture and that all conditions precedent in this Indenture relating to such transaction have been satisfied.

          (b) For purposes of the foregoing, the transfer (by lease, assignment, sale or otherwise, in a single transaction or series of transactions) of all or substantially all of the properties or assets of one or more Restricted Subsidiaries of an Issuer, the Capital Stock of which constitutes all or substantially all of the properties and assets of that Issuer, shall be deemed to be the transfer of all or substantially all of the properties and assets of that Issuer.

          Notwithstanding anything in this SECTION 5.01 to the contrary, such Issuer may merge with an Affiliate that has no material assets or liabilities and that is incorporated or organized solely for the purpose of reincorporating or reorganizing such Issuer in another state of the United States or the District of Columbia, in the case of the Company, or in Canada, or any political subdivision thereof, in the case of the Subsidiary Issuer, without complying with CLAUSE (a)(ii) of this SECTION 5.01.

          SECTION 5.02. SUCCESSOR CORPORATION SUBSTITUTED.

          Upon any consolidation, combination or merger or any transfer of all or substantially all of the assets of an Issuer in accordance with SECTION 5.01 in which such Issuer is not the continuing corporation, the successor Person formed by such consolidation or into which that Issuer is merged or to which such conveyance, lease or transfer is made shall succeed to, and be substituted for, and may exercise every right and power of, that Issuer under this Indenture, the Notes and the Units with the same effect as if such surviving entity had been named as such, and that Issuer shall be released from the obligations under the Notes, the Units and this Indenture.

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                                  ARTICLE SIX

                              DEFAULT AND REMEDIES

          SECTION 6.01. EVENTS OF DEFAULT.

          An "EVENT OF DEFAULT" occurs if:

          (1) the Company or Subsidiary Issuer fails to pay interest on any Notes included in a Unit when the same becomes due and payable and the Default continues for a period of 30 days;

          (2) the Company or Subsidiary Issuer fails to pay the principal on any Notes included in a Unit, when such principal becomes due and payable, at maturity, upon redemption or otherwise (including the failure to make a payment to purchase Units tendered pursuant to a Change of Control Offer or a Net Proceeds Offer);

          (3) a default in the observance or performance of any covenant or agreement of an Issuer contained in this Indenture which default continues for a period of 30 days after the Company receives written notice specifying the default (and demanding that such default be remedied) from the Trustee or the Holders of at least 25% of the outstanding principal amount of the Units (except in the case of a default with respect to SECTION 5.01, which will constitute an Event of Default with such notice requirement but without such passage of time requirement);

          (4) the failure to pay at final maturity (giving effect to any applicable grace periods and any extensions thereof) the principal amount of any Indebtedness of the Company or any Restricted Subsidiary of the Company, or the acceleration of the final stated maturity of any such Indebtedness (which acceleration is not rescinded, annulled or otherwise cured within 20 days of receipt by the Company or such Restricted Subsidiary of notice of any such acceleration) if the aggregate principal amount of such Indebtedness, together with the principal amount of any other such Indebtedness in default for failure to pay principal at final maturity or which has been accelerated (in each case with respect to which the 20-day period described above has elapsed), aggregates $2,000,000 or more at any time;

          (5) one or more judgments in an aggregate amount in excess of $2,000,000 (other than judgments as to which an insurance company rated A-or better by AM Best and having minimum assets of $250 million has accepted full liability, subject only to customary deductibles) shall have been rendered against the Company or any of its Restricted Subsidiaries and such judgments remain undischarged, unpaid or unstayed for a period of 60 days after such judgment or judgments become final and non-appealable;

          (6) the Company, the Subsidiary Issuer or any Significant Subsidiary (A) commences a voluntary case or proceeding under any Bankruptcy Law with respect to itself, (B) consents to the entry of a judgment, decree or order for relief against it in an involuntary case or proceeding under any Bankruptcy Law, (C) consents to the appointment of a Custodian of it or for substantially all of its property, (D) consents to or acquiesces in the institution of a bankruptcy or an insolvency proceeding against it, (E) makes a general assignment for the benefit of its creditors, or (F) takes any corporate action to authorize or effect any of the foregoing;

          (7) a court of competent jurisdiction enters a judgment, decree or order for relief in respect of the Company, the Subsidiary Issuer or any Significant Subsidiary in an involuntary case or proceeding under any Bankruptcy Law, which shall (A) approve as properly filed a petition seeking reorganization, arrangement, adjustment or composition in respect of the Company, the Subsidiary Issuer or any Significant Subsidiary, (B) appoint a Custodian of the Company, the Subsidiary Issuer or any Significant Subsidiary or for substantially all of its property or
     (C) order the winding-up or liquidation of its affairs; and such judgment, decree or order shall remain unstayed and in effect for a period of 60 consecutive days;

          (8) any Collateral Agreement at any time for any reason shall cease to be in full force and effect, or ceases to give the Collateral Agent the Liens, rights, powers and privileges purported to be created thereby, superior to and prior to the rights of all third Persons other than the holders of Permitted Liens and subject to no other Liens except as expressly permitted by the Indenture, or any judgment creditor having a Lien against any Collateral commences legal action to foreclose such Lien or otherwise exercise its remedies against any Collateral and the value of the claim of such creditor is greater than $1.5 million; or

          (9) any Guarantee of a Significant Subsidiary ceases to be in full force and effect or any Guarantee of a Significant Subsidiary is declared to be null and void and unenforceable or any Guarantee of a Significant Subsidiary is found to be invalid or any Guarantor that is a Significant Subsidiary denies its liability under its Guarantee (other than by reason of release of a Guarantor in accordance with the terms of this Indenture).

          SECTION 6.02. ACCELERATION.

          (a) If an Event of Default (other than an Event of Default specified in SECTION 6.01(6) or (7) with respect to an Issuer) occurs and is continuing and has not been waived pursuant to SECTION 6.04, then the Trustee or the Holders of at least 25% in principal amount of outstanding Units may declare the principal of and accrued interest on all the Units to be due and payable by notice in writing to the Company and the Trustee specifying the respective Event of Default and that it is a "notice of acceleration" (the "ACCELERATION NOTICE"), and the same shall become immediately due and payable.

          (b) If an Event of Default specified in SECTION 6.01(6) or (7) with respect to an Issuer occurs and is continuing, then all unpaid principal of, and premium, if any, and accrued and unpaid interest on all of the outstanding Units shall IPSO FACTO become and be immediately due and payable without any declaration or other act on the part of the Trustee or any Holder.

          (c) At any time after a declaration of acceleration with respect to the Units in accordance with this SECTION 6.02, the Holders of a majority in principal amount of the Units may rescind and cancel such declaration and its consequences (i) if the rescission would not conflict with any judgment or decree; (ii) if all existing Events of Default have been cured or waived except nonpayment of principal or interest that has become due solely because of the acceleration; (iii) to the extent the payment of such interest is lawful, interest on overdue installments of interest and overdue principal, which has become due otherwise than by such declaration of acceleration, has been paid;
(iv) if the Issuers have paid the Trustee its reasonable compensation and reimbursed the Trustee for its expenses, disbursements and advances; and (v) in the event of the cure or waiver of an Event of Default of the type described in
SECTION 6.01(6) and (7), the Trustee shall have received an Officers' Certificate and an Opinion of Counsel that such Event of Default has been cured or waived. No such rescission shall affect any subsequent Default or impair any right consequent thereto.

          SECTION 6.03. OTHER REMEDIES.

          If an Event of Default of the type described in SECTION 6.01(1) or (2) occurs, the Issuer of those Notes will, upon demand of the Trustee, pay to it, for the benefit of the Holders of such Notes, the

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whole amount then due and payable on such Notes for principal and any premium and interest, at the rate or rates prescribed therefor in such Notes, and, in addition thereto, such further amount as will be sufficient to cover the costs and expenses of collection, including the reasonable compensation, expenses, disbursements, and advances of the Trustee and its agents and counsel.

          If an Event of Default occurs and is continuing, the Trustee may pursue any available remedy by proceeding at law or in equity to collect the payment of principal of or interest on the Notes or to enforce the performance of any provision of the Notes or this Indenture.

          The Trustee may maintain a proceeding even if it does not possess any of the Notes or does not produce any of them in the proceeding. A delay or omission by the Trustee or any Holder in exercising any right or remedy accruing upon an Event of Default shall not impair the right or remedy or constitute a waiver of or acquiescence in the Event of Default. No remedy is exclusive of any other remedy. All available remedies are cumulative to the extent permitted by law.

          SECTION 6.04. WAIVER OF PAST DEFAULTS.

          Subject to SECTIONS 2.09, 6.07 and 9.02, the Holders of a majority in principal amount of the outstanding Notes by notice to the Trustee may waive an existing Default or Event of Default and its consequences, except a Default in the payment of principal of or interest on any Note as specified in CLAUSES (1) and (2) of SECTION 6.01. When a Default or Event of Default is waived, it is cured and ceases.

          SECTION 6.05. CONTROL BY MAJORITY.

          Subject to SECTION 2.09, the Holders of a majority in aggregate principal amount of the outstanding Units may direct the time, method and place of conducting any proceeding for any remedy available to the Trustee or exercising any trust or power conferred on the Trustee, including, without limitation, any remedies provided for in SECTION 6.03. Subject to SECTION 7.01 however, the Trustee may refuse to follow any direction that the Trustee reasonably believes conflicts with any law or this Indenture, which the Trustee determines may be unduly prejudicial to the rights of another Holder, or which may involve the Trustee in personal liability; PROVIDED that the Trustee may take any other action deemed proper by the Trustee which is not inconsistent with such direction.

          SECTION 6.06. LIMITATION ON SUITS.

          A Holder may not institute any proceeding with respect to this Indenture unless:

          (1) the Holder gives to the Trustee written notice of a continuing Event of Default;

          (2) Holders of at least 25% in principal amount of the outstanding Units make a written request to the Trustee to institute proceedings in respect of that Event of Default;

          (3) such Holders offer to the Trustee security or indemnity satisfactory to the Trustee against any loss, liability or expense to be incurred in compliance with such request;

          (4) the Trustee does not comply with the request within 60 days after receipt of the request and the offer of indemnity; and

          (5) during such 60-day period the Holders of a majority in principal amount of the outstanding Units do not give the Trustee a direction which, in the opinion of the Trustee, is inconsistent with the request.

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          The foregoing limitations shall not apply to a suit instituted by a
Holder for the enforcement of the payment of principal and premium, if any, or interest on any Note on or after the respective due dates set forth in such Note (including upon acceleration thereof) or the institution of any proceeding with respect to this Indenture or any remedy hereunder, including without limitation acceleration, by the Holders of a majority in principal amount of outstanding Notes; PROVIDED that upon institution of any proceeding or exercise of any remedy, such Holders provide the Trustee with prompt notice thereof.

          A Holder may not use this Indenture to prejudice the rights of another Holder or to obtain a preference or priority over such other Holder.

          SECTION 6.07. RIGHTS OF HOLDERS TO RECEIVE PAYMENT.

          Notwithstanding any other provision of this Indenture, the right of any Holder to receive payment of principal of and interest on a Note, on or after the respective due dates expressed in such Note, or to bring suit for the enforcement of any such payment on or after such respective dates, shall not be impaired or affected without the consent of such Holder.

          SECTION 6.08. COLLECTION SUIT BY TRUSTEE.

          If an Event of Default in payment of principal or interest specified in CLAUSE (1) or (2) of SECTION 6.01 occurs and is continuing, the Trustee may recover judgment in its own name and as trustee of an express trust against the Company, the Subsidiary Issuer or any other obligor on the Notes for the whole amount of principal and accrued interest remaining unpaid, together with interest on overdue principal and, to the extent that payment of such interest is lawful, interest on overdue installments of interest at the rate set forth in
SECTION 4.01 and such further amount as shall be sufficient to cover the costs and expenses of collection, including the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel.

          SECTION 6.09. TRUSTEE MAY FILE PROOFS OF CLAIM.

          The Trustee may file such proofs of claim and other papers or documents as may be necessary or advisable in order to have the claims of the Trustee (including any claim for the reasonable compensation, expenses, taxes, disbursements and advances of the Trustee, its agents and counsel) and the Holders allowed in any judicial proceedings relating to the Company, the Subsidiary Issuer or any other obligor upon the Notes, any of their respective creditors or any of their respective property and shall be entitled and empowered to collect and receive any monies or other property payable or deliverable on any such claims and to distribute the same, and any Custodian in any such judicial proceedings is hereby authorized by each Holder to make such payments to the Trustee and, in the event that the Trustee shall consent to the making of such payments directly to the Holders, to pay to the Trustee any amount due to it for the reasonable compensation, expenses, taxes, disbursements and advances of the Trustee, its agent and counsel, and any other amounts due the Trustee under SECTION 7.07. The Issuers' payment obligations under this
SECTION 6.09 shall be secured in accordance with the provisions of SECTION 7.07. Nothing herein contained shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Holder any plan of reorganization, arrangement, adjustment or composition affecting the Notes or the rights of any Holder thereof, or to authorize the Trustee to vote in respect of the claim of any Holder in any such proceeding.

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          SECTION 6.10. PRIORITIES.

          If the Trustee collects any money or property pursuant to this ARTICLE SIX, it shall pay out the money in the following order:

          First: to the Trustee for amounts due under SECTION 7.07;

          Second: if the Holders are forced to proceed against the Issuers directly without the Trustee, to Holders for their collection costs;

          Third: to Holders for amounts due and unpaid on the Notes for principal and interest, ratably, without preference or priority of any kind, according to the amounts due and payable on the Notes for principal and interest, respectively; and

          Fourth: to the Issuers or any other obligor on the Notes, as their interests may appear, or as a court of competent jurisdiction may direct.

          The Trustee, upon prior notice to the Company, may fix a record date and payment date for any payment to Holders pursuant to this SECTION 6.10.

          SECTION 6.11. UNDERTAKING FOR COSTS.

          In any suit for the enforcement of any right or remedy under this Indenture or in any suit against the Trustee for any action taken or omitted by it as Trustee, a court in its discretion may require the filing by any party litigant in the suit of an undertaking to pay the costs of the suit, and the court in its discretion may assess reasonable costs, including reasonable attorneys' fees, against any party litigant in the suit, having due regard to the merits and good faith of the claims or defenses made by the party litigant. This SECTION 6.11 does not apply to a suit by the Trustee, a suit by a Holder pursuant to SECTION 6.07, or a suit by a Holder or Holders of more than 10% in principal amount of the outstanding Notes.

          SECTION 6.12. RESTORATION OF RIGHTS AND REMEDIES.

          If the Trustee or any Holder has instituted any proceeding to enforce any right or remedy under this Indenture and such proceeding has been discontinued or abandoned for any reason, or has been determined adversely to the Trustee or to such Holder, then and in every such case, subject to any determination in such proceeding, the Company, the Subsidiary Issuer, the Trustee, and the Holders will be restored severally and respectively to their former positions hereunder and thereafter all rights and remedies of the Trustee and the Holders will continue as though no such proceeding has been instituted.

                                  ARTICLE SEVEN

                                     TRUSTEE

          SECTION 7.01. DUTIES OF TRUSTEE.

          The duties and responsibilities of the Trustee shall be as provided by the TIA and as set forth herein.

          (a) If an Event of Default has occurred and is continuing, the Trustee shall exercise such of the rights and powers vested in it by this Indenture and use the same degree of care and skill in its

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exercise thereof as a prudent person would exercise or use under the circumstances in the conduct of his or her own affairs.

          (b)    Except during the continuance of an Event of Default:

          (1) the Trustee need perform only those duties as are specifically set forth in this Indenture, and no covenants or obligations shall be implied in this Indenture against the Trustee; and

          (2) in the absence of bad faith on its part, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Trustee and conforming to the requirements of this Indenture; PROVIDED, HOWEVER, that in the case of any such certificates or opinions that by any provision hereof are specifically required to be furnished to the Trustee, the Trustee shall examine the certificates and opinions to determine whether or not they conform to the requirements of this Indenture, but shall need not verify the contents thereof.

          (c) Notwithstanding anything to the contrary herein contained, the Trustee may not be relieved from liability for its own negligent action, its own negligent failure to act, or its own willful misconduct, except that:

          (1) this paragraph does not limit the effect of PARAGRAPH (b) of this SECTION 7.01;

          (2) the Trustee shall not be liable for any error of judgment made in good faith by a Responsible Officer, unless it is proved that the Trustee was negligent in ascertaining the pertinent facts; and

          (3) the Trustee shall not be liable with respect to any action it takes or omits to take in good faith in accordance with a direction received by it pursuant to SECTION 6.02, 6.04 or 6.05 of this Indenture.

          (d) No provision of this Indenture or the Collateral Agreements shall require the Trustee to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder or in the exercise of any of its rights or powers.

          (e) Every provision of this Indenture that in any way relates to the Trustee is subject to paragraphs (a), (b), (c) and (d) of this SECTION 7.01 and SECTION 7.02 of this Indenture.

          (f) The Trustee shall not be liable for interest on any money or assets received by it except as the Trustee may agree in writing with the Company. Assets held in trust by the Trustee need not be segregated from other assets except to the extent required by law.

          SECTION 7.02. RIGHTS OF TRUSTEE.

          Subject to SECTION 7.01:

          (a) The Trustee may conclusively rely and shall be fully protected in acting or refraining from acting upon any document whether in its original or facsimile form reasonably believed by it to be genuine and to have been signed or presented by the proper Person. The Trustee need not investigate any fact or matter stated in the document.

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          (b)    Whenever in the administration of this Indenture the Trustee shall deem it desirable that a matter be proved or established prior to taking, suffering, or omitting any action hereunder, the Trustee (unless other evidence be herein specifically prescribed) may, in the absence of bad faith on its part, conclusively rely upon an Officer's Certificate.

          (c) The Trustee may consult with counsel of its selection and the advice of such counsel or any Opinion of Counsel will be full and complete authorization and protection in respect of any action taken, suffered, or omitted by it hereunder in good faith and in reliance thereon.

          (d) The Trustee may act through its attorneys, agents or independent contractors shall not be responsible for the misconduct or negligence of any of them.

          (e) The Trustee shall not be liable for any action that it takes or omits to take in good faith which it reasonably believes to be authorized or within its rights or powers under this Indenture.

          (f) The Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, notice, request, direction, consent, order, bond, debenture, or other paper or document, but the Trustee, in its discretion, may make such further inquiry or investigation into such facts or matters as it may see fit, and, if the Trustee shall determine to make such further inquiry or investigation, it shall be entitled, upon reasonable notice to the Company, to examine the books, records, and premises of the Company, personally or by agent or attorney and to consult with the officers and representatives of the Company, including the Company's accountants and attorneys at the sole cost of the Company and shall incur no liability or additional liability of any kind by reason of such inquiry or investigation.

          (g) The Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture at the request, order or direction of any of the Holders pursuant to the provisions of this Indenture, unless such Holders shall have offered to the Trustee security or indemnity satisfactory to the Trustee against the costs, expenses and liabilities which may be incurred by it in compliance with such request, order or direction.

          (h) The Trustee shall not be required to give any bond or surety in respect of the performance of its powers and duties hereunder.

          (i) Any permissive right or power available to the Trustee under this Indenture shall not be construed to be a mandatory duty or obligation.

          (j) Delivery of reports, information and documents to the Trustee under SECTION 4.08 is for informational purposes only and the Trustee's receipt of the foregoing shall not constitute constructive notice of any information contained therein or determinable from information contained therein, including the Issuers' compliance with any of the covenants hereunder (as to which the Trustee is entitled to rely exclusively on Officers' Certificates).

          (k) The Trustee shall not be liable for any action taken, suffered, or omitted to be taken by it in good faith and reasonably believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Indenture.

          (l) The Trustee shall not be deemed to have notice of any Default or Event of Default unless a Responsible Officer of the Trustee has actual knowledge thereof or unless written notice of any event which is in fact such a default is received by the Trustee at the Corporate Trust Office of the Trustee, and such notice references the Notes and this Indenture.

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          (m)    The rights, privileges, protections, immunities and benefits given to the Trustee, including, without limitation, its right to be indemnified, are extended to, and shall be enforceable by, the Trustee in each of its capacities hereunder, and to each agent (including any Collateral Agent appointed pursuant to any Security Agreement), custodian and other Person employed to act hereunder.

          (n) The Trustee may request that each of the Issuers deliver an Officer's Certificate setting forth the names of individuals and/or titles of officers authorized at such time to take specified actions pursuant to this Indenture, which Officer's Certificate may be signed by any person authorized to sign an Officer's Certificate, including any person specified as so authorized in any such certificate previously delivered and not superseded.

          (o) The Trustee shall not be liable to any person, for special, indirect, consequential or punitive damages or for any lost profits.

          SECTION 7.03. INDIVIDUAL RIGHTS OF TRUSTEE.

          (a) The Trustee in its individual or any other capacity may become the owner or pledgee of Notes and may otherwise deal with the Company, any Subsidiary of the Company, or their respective Affiliates, with the same rights it would have if it were not Trustee. Any Agent may do the same with like rights. However, the Trustee must comply with SECTIONS 7.10 and 7.11 of this Indenture, and the Trustee is subject to TIA SECTIONS 310(b) and 311.

          SECTION 7.04. TRUSTEE'S DISCLAIMER.

          (a) The Trustee makes no representation as to the validity or adequacy of this Indenture, the Units or the Notes, and it shall not be accountable for the Issuers' use of the proceeds from the Units, and it shall not be responsible for any statement of the Issuers in this Indenture, the Units or the Notes other than the Trustee's certificate of authentication or any document used in connection with the offer or sale of the Notes.

          SECTION 7.05. NOTICE OF DEFAULT.

          (a) If a Default or an Event of Default occurs and is continuing and if it is known to the Trustee, the Trustee shall mail to the Issuers and each Holder in the manner and to the extent provided in TIA SECTION 313(c) notice of the Default or Event of Default within 45 days after such Default or Event of Default occurs, unless such Default or Event of Default has been cured. Except in the case of a Default or an Event of Default in payment of principal of, or interest on, any Note, including the failure to make payment on the Change of Control Payment Date pursuant to a Change of Control Offer, the Trustee may withhold the notice of a Default or an Event of Default if and so long as its Board of Directors, the executive committee of its Board of Directors or a committee of its directors and/or officers charged with such responsibility in good faith determines that withholding the notice is in the interest of the Holders.

          SECTION 7.06. REPORTS BY TRUSTEE TO HOLDERS.

          Within 60 days after each April 1 beginning with April 1, 2003, the Trustee shall, to the extent that any of the events described in SECTION 313(a) of the TIA occurred within the previous twelve months, but not otherwise, mail to each Holder a brief report dated as of such date that complies with SECTION 313(a) of the TIA. The Trustee also shall comply with SECTIONS 313(b) and (c) of the TIA.

          A copy of each report at the time of its mailing to Holders shall be mailed to the Issuers and filed with the SEC and each stock exchange or market, if any, on which the Units are listed or quoted.

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          The Issuers shall promptly notify the Trustee if the Notes become listed or quoted on any stock exchange or market and the Trustee shall comply with SECTION 313(d) of the TIA.

          SECTION 7.07. COMPENSATION AND INDEMNITY.

          The Issuers shall pay to the Trustee from time to time compensation for its services in its role as Trustee and Collateral Agent as may be agreed upon. The Trustee's compensation shall not be limited by any law on compensation of a trustee of an express trust. The Issuers shall reimburse the Trustee upon request for all reasonable expenses, reimbursements and advances incurred or made by it in connection with the performance of its duties under this Indenture, except any such expense as may arise from its negligence, bad faith or willful misconduct. Such expenses shall include but not be limited to the reasonable fees and expenses of the Trustee's agents and counsel. The obligations under this SECTION 7.07 are joint and several obligations of the Issuers and the Subsidiary Guarantors.

          The Issuers, jointly and severally, shall indemnify each of the Trustee (or any predecessor Trustee), for, and hold them harmless against, any loss, liability, damage, claim or expense (including reasonable fees and expenses of counsel), including taxes (other than taxes based on the income of the Trustee) incurred by them except to the extent caused by any negligence, bad faith or willful misconduct on their part, arising out of or in connection with the acceptance or administration of this trust including the costs and expenses of enforcing this Indenture against the Issuers (including this SECTION 7.07) and defending themselves against any claim (whether asserted by any Holder, any Issuer or any Subsidiary Guarantor) or liability in connection with the exercise or performance of any of their rights, powers or duties hereunder.

          To secure the Issuers' payment obligations in this SECTION 7.07, the Trustee shall have a lien prior to the Units on all assets or money held or collected by the Trustee, in its capacity as Trustee, except assets or money held in trust to pay principal of or interest on particular Units.

          When the Trustee incurs expenses or renders services after an Event of Default specified in SECTION 6.01(f) or (g) of this Indenture occurs, such expenses (including the reasonable charges and expenses of its counsel) and the compensation for such services are intended to constitute expenses of administration under any Bankruptcy Law.

          The obligations of the Issuers under this SECTION 7.07 shall survive the satisfaction and discharge of this Indenture or the resignation or removal of the Trustee.

          SECTION 7.08. REPLACEMENT OF TRUSTEE.

          A resignation or removal of the Trustee and appointment of a successor Trustee shall become effective only upon the successor Trustee's acceptance of appointment, as provided in this SECTION 7.08.

          The Trustee may resign at any time by so notifying the Issuers. The Holders of a majority in principal amount of the outstanding Units may remove the Trustee by so notifying the Issuers and the Trustee and may appoint a successor Trustee. The Issuers may remove the Trustee if:

          (a) the Trustee fails to comply with SECTION 7.10 after written request by the Issuers that it do so;

          (b)    the Trustee is adjudged bankrupt or insolvent;

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          (c)    a receiver or other public officer takes charge of the Trustee or its property; or

          (d)    the Trustee becomes incapable of acting.

          If the Trustee resigns or is removed or if a vacancy exists in the office of Trustee for any reason, the Issuers shall notify each Holder of such event and shall promptly appoint a successor Trustee. Within one year after the successor Trustee takes office, the Holders of a majority in aggregate principal amount of the outstanding Notes comprising the Units may appoint a successor Trustee to replace the successor Trustee appointed by the Issuers.

          A successor Trustee shall deliver a written acceptance of its appointment to the retiring Trustee and to the Issuers. Immediately after that, the retiring Trustee shall transfer all property held by it as Trustee to the successor Trustee, subject to the lien provided in SECTION 7.07, the resignation or removal of the retiring Trustee shall become effective, and the successor Trustee shall have all the rights, powers and duties of the Trustee under this Indenture. The Issuers and the successor Trustee shall mail notice of the successor Trustee's succession to each Holder.

          If a successor Trustee does not take office within 60 days after the retiring Trustee resigns or is removed, the retiring Trustee, the Issuers or the Holders of at least 10% in principal amount of the outstanding Notes may petition any court of competent jurisdiction for the appointment of a successor Trustee.

          If the Trustee is no longer eligible under or otherwise fails to comply with SECTION 7.10, any Holder who satisfies the requirements of TIA
SECTION 310(b) may petition any court of competent jurisdiction for the removal of the Trustee and the appointment of a successor Trustee.

          The Issuers shall give notice of any resignation and any removal of the Trustee and each appointment of a successor Trustee to all Holders. Each notice shall include the name of the successor Trustee and the address of its corporate trust office.

          Notwithstanding any resignation or replacement of the Trustee pursuant to this SECTION 7.08, the Issuer's obligations under SECTION 7.07 of this Indenture shall continue for the benefit of the retiring Trustee.

          SECTION 7.09. SUCCESSOR TRUSTEE BY MERGER, ETC.

          If the Trustee consolidates with, merges or converts into, or transfers all or substantially all of its corporate trust business to, another Person the resulting, surviving or transferee Person without any further act shall, if such resulting, surviving or transferee Person is otherwise eligible hereunder, be the successor Trustee; PROVIDED, HOWEVER, that such Person shall be otherwise qualified and eligible under this Article Seven.

          SECTION 7.10. ELIGIBILITY; DISQUALIFICATION.

          (a) This Indenture shall always have a Trustee who satisfies the requirements of TIA SECTIONS 310(a)(1), (2), (3) and (5). The Trustee (or, in the case of a corporation included in a bank holding company system, the related bank holding company) shall have combined capital and surplus of at least $50,000,000 as set forth in its most recent published annual report of condition. In addition, if the Trustee is a corporation included in a bank holding company system, the Trustee, independently of such bank holding company, shall meet the capital requirements of TIA SECTION 310(a)(2). The Trustee shall comply with TIA SECTION 310(b); PROVIDED, HOWEVER, that there shall be excluded from the operation of

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TIA SECTION 310(b)(1) any indenture or indentures under which other securities, or certificates of interest or participation in other securities, of the Issuers are outstanding, if the requirements for such exclusion set forth in TIA SECTION 310(b)(1) are met. The provisions of TIA SECTION 310 shall apply to the Company and its Subsidiaries, as obligor of the Notes.

          (b) If the Trustee has or acquires a conflicting interest within the meaning of the Trust Indenture Act, the Trustee will either eliminate such interest or resign, to the extent and in the manner provided by, and subject to the provisions of, the Trust Indenture Act and this Indenture.

          SECTION 7.11. PREFERENTIAL COLLECTION OF CLAIMS AGAINST ISSUERS.

          The Trustee shall comply with TIA SECTION 311(a), excluding any creditor relationship listed in TIA SECTION 311(b). A Trustee who has resigned or been removed shall be subject to TIA SECTION 311(a) to the extent indicated therein. The provisions of TIA SECTION 311(a) shall apply to the Issuers and their Subsidiaries, as obligor on the Notes.

          SECTION 7.12. TRUSTEE AS COLLATERAL AGENT.

          References to the Trustee IN SECTIONS 7.01(f), 7.02, 7.03, 7.04, and
7.07 shall include the Trustee in its role as Collateral Agent.

          SECTION 7.13. CO-TRUSTEES, CO-COLLATERAL AGENT AND SEPARATE TRUSTEES, COLLATERAL AGENT.

          At any time or times, for the purpose of meeting the legal requirements of any jurisdiction in which any of the Collateral may at the time be located, the Issuers and the Trustee shall have power to appoint, and, upon the written request of the Trustee or of the Holders of at least 25% in principal amount of the Units outstanding, the Issuers shall for such purpose join with the Trustee in the execution, delivery and performance of all instruments and agreements necessary or proper to appoint, one or more Persons approved by the Trustee either to act as co-trustee, jointly with the Trustee, of all or any part of the Collateral, to act as co-Collateral Agent, jointly with the Collateral Agent, or to act as separate trustees or Collateral Agent of any such property, in either case with such powers as may be provided in the instrument of appointment, and to vest in such Person or Persons in the capacity aforesaid, any property, title, right or power deemed necessary or desirable, subject to the other provisions of this Section. If the Issuers do not join in such appointment within 15 days after the receipt by it of a request so to do, or in case an Event of Default has occurred and is continuing, the Trustee alone shall have power to make such appointment.

          Should any written instrument from the Issuers be required by any co-trustee, co-Collateral Agent or separate trustee or separate Collateral Agent so appointed for more fully confirming to such co-trustee or separate trustee such property, title, right or power, any and all such instruments shall, on request, be executed, acknowledged and delivered by the Issuers.

          Every co-trustee, co-collateral agent or separate trustee or separate collateral agent shall, to the extent permitted by law, but to such extent only, be appointed subject to the following terms, namely:

          (a) The Notes and Units shall be authenticated and delivered, and all rights, powers, duties and obligations hereunder in respect of the custody of securities, cash and other personal property held by, or required to be deposited or pledged with, the Trustee hereunder, shall be exercised solely, by the Trustee.

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          (b)    The rights, powers, duties and obligations hereby conferred or imposed upon the Trustee in respect of any property covered by such appointment shall be conferred or imposed upon and exercised or performed by the Trustee or by the Trustee and such co-trustee or separate trustee jointly, or by the Collateral Agent and such co-Collateral Agent or separate Collateral Agent, jointly as shall be provided in the instrument appointing such co-trustee or separate trustee, Collateral Agent or co-Collateral Agent, except to the extent that under any law of any jurisdiction in which any particular act is to be performed, the Trustee shall be incompetent or unqualified to perform such act, in which event such rights, powers, duties and obligations shall be exercised and performed by such co-trustee or separate trustee, Collateral Agent or co-Collateral Agent.

          (c) The Trustee at any time, by an instrument in writing executed by it, with the concurrence of the Issuers evidenced by a Board Resolution, may accept the resignation of or remove any co-trustee or separate trustee appointed under this Section, and, in case an Event of Default has occurred and is continuing, the Trustee shall have power to accept the resignation of, or remove, any such co-trustee, co-collateral agent or separate trustee, separate collateral agent without the concurrence of the Issuers. Upon the written request of the Trustee, the Issuers shall join with the Trustee in the execution, delivery and performance of all instruments and agreements necessary or proper to effectuate such resignation or removal. A successor to any co-trustee, co-collateral agent or separate trustee, separate collateral agent so resigned or removed may be appointed in the manner provided in this Section.

          (d) No co-trustee, co-collateral agent, separate trustee or separate collateral agent hereunder shall be personally liable by reason of any act or omission of the Trustee, or any, other such trustee hereunder.

          (e) Any act of Holders delivered to the Trustee or Collateral Agent shall be deemed to have been delivered to each such co-trustee, co-collateral agent, separate trustee and separate collateral agent.

          SECTION 7.14. MONEY HELD IN TRUST.

          Money held by the Trustee in trust hereunder need not be segregated from other funds except to the extent required herein or by law. The Trustee will be under no liability for interest on any money received by it hereunder except as otherwise agreed in writing with the Issuers.

          SECTION 7.15. TRUSTEE'S APPLICATION FOR INSTRUCTIONS FROM THE ISSUERS.

          Any application by the Trustee for written instructions from the Issuers may, at the option of the Trustee, set forth in writing any action proposed to be taken or omitted by the Trustee under this Indenture and the date on and/or after which such action shall be taken or such omission shall be effective. The Trustee shall not be liable for any action taken by, or omission of, the Trustee in accordance with a proposal included in such application on or after the date specified in such application (which date shall not be less than three Business Days after the date any officer of the Issuers actually receives such application, unless any such officer shall have consented in writing to any earlier date) unless prior to taking any such action (or the effective date in the case of an omission), the Trustee shall have received written instructions in response to such application specifying the action to be taken or omitted.

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          SECTION 7.16. CONCERNING THE TRUSTEE AND THE COLLATERAL.

          The Trustee is hereby authorized to enter into, or cause any Collateral Agent to enter into, any Related Document (as defined in the Pledge and Security Agreement) or any other document necessary or appropriate in connection with any such Related Document.

          The Trustee shall have no duty to act outside of the United States in respect of any Collateral located in any jurisdiction other than the United States ("Foreign Collateral") but shall to the extent required to create Liens on the Foreign Collateral, or on part thereof, for the benefit of the Holders and at the specific request of a majority in aggregate principal amount of the Units, or the Issuers appoint for and on behalf of the Holders one of more Collateral Agents to act on behalf of the Holders with respect to such Foreign Collateral. The duties and responsibilities of the Trustee with respect to any Collateral Agent and any Collateral are limited to those set forth in this Article Seven.

          Both before and after an Event of Default, the Trustee shall have no duty to supervise or monitor such Collateral Agent or its performance, and no liability for any acts or omissions of such Collateral Agent; PROVIDED that (x) if a Responsible Officer has actual knowledge of willful misconduct or negligence of such Collateral Agent, the Trustee may replace such Collateral Agent with a successor Collateral Agent which it may appoint and (y) the Trustee shall satisfy itself that any instructions given by the Trustee to such Collateral Agent have been carried out; (i) the Trustee shall give to such Collateral Agent such instructions to make effective the Liens granted by the Collateral Agreements as shall be stated to be necessary in the Opinions of Counsel furnished pursuant to SECTION 12.03 of this Indenture with respect to the Foreign Collateral with respect to which any such Collateral Agent is acting and the Liens granted therein; (ii) the Trustee shall give notice to such Collateral Agent of any Event of Default of which a Responsible Officer has actual knowledge; (iii) the Trustee may, but has no obligation to, request information from such Collateral Agent with respect to realization on Foreign Collateral.

          SECTION 7.17. LIMITATION ON DUTY OF TRUSTEE IN RESPECT OF COLLATERAL; INDEMNIFICATION.

          (a) Beyond the exercise of reasonable care in the custody thereof, the Trustee shall have no duty as to any Collateral in its possession or control or in the possession or control of any agent or bailee or any income thereon or as to preservation of rights against prior parties or any other rights pertaining thereto and the Trustee shall not be responsible for filing any financing or continuation statements or recording any documents or instruments in any public office at any time or times or otherwise perfecting or maintaining the perfection of any security interest in the Collateral. The Trustee shall be deemed to have exercised reasonable care in the custody of the Collateral in its possession if the Collateral is accorded treatment substantially equal to that which it accords its own property and shall not be liable or responsible for any loss or diminution in the value of any of the Collateral, by reason of the act or omission of any carrier, forwarding agency or other agent or bailee selected by the Trustee in good faith.

          (b) The Trustee shall not be responsible for the existence, genuineness or value of any of the Collateral or for the validity, perfection, priority or enforceability of the Liens in any of the Collateral, whether impaired by operation of law or by reason of any of any action or omission to act on its part hereunder, except to the extent such action or omission constitutes negligence, bad faith or willful misconduct on the part of the Trustee, for the validity or sufficiency of the Collateral or any agreement or assignment contained therein, for the validity of the title of the Issuers to the Collateral, for insuring the Collateral or for the payment of taxes, charges, assessments or Liens upon the Collateral or otherwise as to the maintenance of the Collateral.

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          SECTION 7.18. ASSIGNMENT OF RIGHTS, NOT ASSUMPTION OF DUTIES.

          Anything herein contained to the contrary notwithstanding, (a) the Issuers shall remain liable under each of the Transaction Documents to which they are a party to the extent set forth therein to perform all of their duties and obligations thereunder to the same extent as if this Indenture had not been executed, (b) the exercise by the Trustee, the Collateral Agents or the Holders of any of their rights, remedies or powers hereunder shall not release the Issuers from any of their duties or obligations under each of the Transaction Documents to which they are a party and (c) neither the Holders, the Collateral Agents nor the Trustee shall have any obligation or liability under any of the Transaction Documents to which the Issuers are a party by reason of or arising out of this Indenture, nor shall the Holders, the Collateral Agents or the Trustee be obligated to perform any of the obligations or duties of the Issuers thereunder or, except as expressly provided herein with respect to the Trustee, to take any action to collect or enforce any claim for payment assigned hereunder or otherwise.

                                 ARTICLE EIGHT

                     SATISFACTION AND DISCHARGE OF INDENTURE

          SECTION 8.01. LEGAL DEFEASANCE AND COVENANT DEFEASANCE.

          (a) The Issuers may, at their joint option and at any time, elect to have either PARAGRAPH (b) or PARAGRAPH (c) below be applied to the outstanding Units upon compliance with the applicable conditions set forth in PARAGRAPH (d).

          (b) Upon the Issuers' exercise under PARAGRAPH (a) of the option applicable to this PARAGRAPH (b), the Issuers and the Guarantors shall be deemed to have been released and discharged from their obligations with respect to the outstanding Units on the date the applicable conditions set forth below are satisfied (hereinafter, "LEGAL DEFEASANCE"). For this purpose, such Legal Defeasance means that the Issuers shall be deemed to have paid and discharged the entire Indebtedness represented by the outstanding Notes, which shall thereafter be deemed to be "outstanding" only for the purposes of the Sections and matters under this Indenture referred to in (i) and (ii) below, and to have satisfied all their other obligations under such Notes and this Indenture insofar as such Notes are concerned, except for the following which shall survive until otherwise terminated or discharged hereunder: (i) the rights of Holders of outstanding Notes to receive solely from the trust fund described in PARAGRAPH (d) below and as more fully set forth in such paragraph payments in respect of the principal of and interest on such Notes when such payments are due and (ii) obligations listed in SECTION 8.03, subject to compliance with this
SECTION 8.01. The Issuers may jointly exercise their option under this paragraph
(b) notwithstanding the prior exercise of their option under PARAGRAPH (c) below with respect to the Notes.

          (c) Upon the Issuers' exercise under PARAGRAPH (a) of the option applicable to this PARAGRAPH (c), the Issuers shall be released and discharged from their obligations under any covenant contained in ARTICLE FIVE, SECTIONS
4.05 and 4.08, and SECTIONS 4.10 through 4.20 with respect to the outstanding Notes on and after the date the conditions set forth below are satisfied (hereinafter, "COVENANT DEFEASANCE"), and the Notes shall thereafter be deemed to be not "outstanding" for the purpose of any direction, waiver, consent or declaration or act of Holders (and the consequences of any thereof) in connection with such covenants, but shall continue to be deemed "outstanding" for all other purposes hereunder (it being understood that such Notes shall not be deemed outstanding for accounting purposes). For this purpose, such Covenant Defeasance means that, with respect to the outstanding Notes, the Issuers may omit to comply with and shall have no liability in respect of any term, condition or limitation set forth in any such covenant, whether directly or indirectly, by reason of any reference elsewhere herein to any such covenant or by reason of any reference in any such covenant to any other provision herein or in

                                      -58-
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any other document and such omission to comply shall not constitute a Default or an Event of Default under SECTION 6.01(3) or 6.01(4), but, except as specified above, the remainder of this Indenture and such Notes shall be unaffected thereby. In addition, upon the Issuers' exercise under PARAGRAPH (a) hereof of the option applicable to this PARAGRAPH (C), subject to the satisfaction of the conditions set forth in SECTION 8.03, SECTIONS 6.01(3), 6.01(4), 6.01(5) and 6.01(6) shall not constitute EVENTS OF DEFAULT.

          (d) The following shall be the conditions to application of either PARAGRAPH (b) or PARAGRAPH (c) above to the outstanding Notes:

          (1) The Issuers shall have irrevocably deposited in trust with the Trustee, pursuant to an irrevocable trust and security agreement in form and substance reasonably satisfactory to the Trustee, U.S. Legal Tender or U.S. Government Obligations or a combination thereof in such amounts and at such times as are sufficient, in the opinion of a nationally recognized firm of independent public accountants, to pay the principal of and interest on the outstanding Notes to maturity or redemption, in each case not later than one day before the due date of any payment; PROVIDED, HOWEVER, that the Trustee (or other qualifying trustee) shall have received an irrevocable written order from the Issuers instructing the Trustee (or other qualifying trustee) to apply such U.S. Legal Tender or the proceeds of such U.S. Government Obligations to said payments with respect to the Notes to maturity or redemption;

          (2) No Default or Event of Default shall have occurred and be continuing on the date of such deposit or insofar as Events of Default from bankruptcy or insolvency events are concerned at any time in the period ending on the 91st day after the date of deposit (other than a Default or Event of Default resulting from the Incurrence of Indebtedness, all or a portion of which will be used to defease the Notes concurrently with such Incurrence);

          (3) Such Legal Defeasance or Covenant Defeasance shall not result in a Default under this Indenture or a breach or violation of, or constitute a default under, this Indenture or any other material instrument or agreement to which the Issuers or any of their Subsidiaries is a party or by which the Issuers or their property is bound;

          (4) (i) In the event the Issuers elect PARAGRAPH (b) hereof, the Issuers shall have jointly delivered to the Trustee an Opinion of Counsel in the United States, reasonably satisfactory to the Trustee, confirming that (A) the Issuers have received from, or there has been published by, the Internal Revenue Service a ruling or (B) since the Issue Date, there has been a change in the applicable federal income tax law, in either case to the effect that, and based thereon such Opinion of Counsel shall state that, Holders of the Notes will not recognize income, gain or loss for federal income tax purposes as a result of such deposit and the defeasance contemplated hereby and will be subject to federal income tax in the same amounts and in the same manner and at the same times as would have been the case if such Covenant Defeasance had not occurred or (ii) in the event the Issuers elect PARAGRAPH (c) hereof, the Issuers shall deliver to the Trustee an Opinion of Counsel in the United States, in form and substance reasonably satisfactory to the Trustee, to the effect that Holders of the Notes will not recognize income, gain or loss for federal income tax purposes as a result of such deposit and the defeasance contemplated hereby and will be subject to federal income tax in the same amounts and in the same manner and at the same times as would have been the case if such deposit and defeasance had not occurred;

          (5) The Issuers shall have jointly delivered to the Trustee an Officers' Certificate stating that the deposit under CLAUSE (1) was not made by the Issuers with the intent of preferring

                                      -59-
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     the Holders over any other creditors of the Issuers or with the intent of defeating, hindering, delaying or defrauding any other creditors of the Issuers or others;

          (6) The Issuers shall have jointly delivered to the Trustee an Opinion of Counsel, reasonably satisfactory to the Trustee, to the effect that (A) the trust funds will not be subject to the rights of holders of Indebtedness of the Issuers other than the Notes and (B) assuming no intervening bankruptcy of the Issuers between the date of deposit and the 91st day following the date of deposit and that no Holder of Notes is an insider of the Issuers, after the 91st day following the date of deposit, the trust funds will not be subject to any applicable bankruptcy, insolvency, reorganization or similar law affecting creditors' rights generally; and

          (7) The Issuers have jointly delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that all conditions precedent specified herein relating to the defeasance contemplated by this
     SECTION 8.01 have been complied with.

Notwithstanding the foregoing, the Opinion of Counsel required by SECTION 8.01(d)(4)(i) above with respect to a Legal Defeasance need not be delivered if all Notes, as Units, not theretofore delivered to the Trustee for cancellation
(1) have become due and payable or (2) will become due and payable on the maturity date within one year under arrangements satisfactory to the Trustee for the giving of notice of redemption by the Trustee in the name, and at the expense, of the Issuers.

          In the event all or any portion of the Notes, as Units, are to be redeemed through such irrevocable trust, the Issuers must make arrangements reasonably satisfactory to the Trustee, at the time of such deposit, for the giving of the notice of such redemption or redemptions by the Trustee in the name and at the expense of the Issuers.

          SECTION 8.02. SATISFACTION AND DISCHARGE.

          In addition to the Issuers' rights under SECTION 8.01, the Issuers may terminate all of their obligations under this Indenture (subject to SECTION 8.03), when:

          (1)    either:

                 (a) all Units and Notes theretofore authenticated and delivered (except lost, stolen or destroyed Units and Notes which have been replaced or paid as provided in SECTION 2.07 and Notes for whose payment money has theretofore been deposited in trust or segregated and held in trust by the Issuers and thereafter repaid to the Issuers or discharged from such trust) have been delivered to the Trustee for cancellation; or

                 (b) all Notes not theretofore delivered to the Trustee for cancellation (i) have become due and payable, (ii) will become due and payable at their stated maturity within one year or (iii) are to be called for redemption within one year under arrangement satisfactory to the Trustee, and the Issuers have jointly irrevocably deposited or caused to be deposited with the Trustee funds in an amount sufficient to pay and discharge the entire Indebtedness on the Notes not theretofore delivered to the Trustee for cancellation, for principal of, premium, if any, and interest and additional interest, if any, on the Notes to the date of deposit together with irrevocable joint instructions from the Issuers directing the Trustee to apply such funds to the payment thereof at maturity or redemption, as the case may be;

          (2) the Issuers have paid or caused to be paid all other sums payable hereunder by the Issuers; and

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          (3)    the Issuers have jointly delivered to the Trustee an Officers'
     Certificate and an Opinion of Counsel stating that all conditions precedent specified herein relating to the satisfaction and discharge of this Indenture have been complied with.

          SECTION 8.03. SURVIVAL OF CERTAIN OBLIGATIONS.

          Notwithstanding the satisfaction and discharge of this Indenture and of the Notes referred to in SECTION 8.01 or 8.02, the respective obligations of the Issuers and the Trustee under SECTIONS 2.02, 2.03, 2.04, 2.05, 2.06, 2.07, 2.10, 2.13, 4.01, 4.02 and 6.07, ARTICLE SEVEN and SECTIONS 8.05, 8.06 and 8.07
shall survive until the Notes are no longer outstanding, and thereafter the obligations of the Issuers and the Trustee under SECTIONS 7.07, 8.05, 8.06 and
8.07 shall survive. Nothing contained in this ARTICLE EIGHT shall abrogate any of the obligations or duties of the Trustee under this Indenture.

          SECTION 8.04. ACKNOWLEDGMENT OF DISCHARGE BY TRUSTEE.

          Subject to SECTION 8.07, after (i) the conditions of SECTION 8.01 or
8.02 have been satisfied, (ii) the Issuers have paid or caused to be paid all other sums payable hereunder by the Issuers and (iii) the Issuers have delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that all conditions precedent referred to in CLAUSE (i) above relating to the satisfaction and discharge of this Indenture have been complied with, the Trustee upon written request shall acknowledge in writing the discharge of the Issuers' obligations under this Indenture except for those surviving obligations specified in SECTION 8.03.

          SECTION 8.05. APPLICATION OF TRUST MONEYS.

          The Trustee shall hold any U.S. Legal Tender or U.S. Government Obligations deposited with it in the irrevocable trust established pursuant to
SECTION 8.01. The Trustee shall apply the deposited U.S. Legal Tender or the U.S. Government obligations, together with earnings thereon, through the Paying Agent, in accordance with this Indenture and the terms of the irrevocable trust agreement established pursuant to SECTION 8.01, to the payment of principal of and interest on the Notes. Anything in this ARTICLE EIGHT to the contrary notwithstanding, the Trustee shall deliver or pay to the Issuers from time to time upon the Issuers' request any U.S. Legal Tender or U.S. Government Obligations held by it as provided in SECTION 8.01(d) which, in the opinion of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee, are in excess of the amount thereof that would then be required to be deposited to effect an equivalent Legal Defeasance or Covenant Defeasance.

          SECTION 8.06. REPAYMENT TO THE ISSUERS; UNCLAIMED MONEY.

          Subject to SECTIONS 7.07, 8.01 and 8.02, the Trustee and the Paying Agent shall promptly pay to the Issuers upon request any excess U.S. Legal Tender or U.S. Government Obligations held by them at any time. The Trustee and the Paying Agent will pay to the Issuers upon receipt by the Trustee or the Paying Agent, as the case may be, of a written request from the Issuers any money held by it for the payment of principal or interest that remains unclaimed for two years after payment to the Holders is required; PROVIDED, HOWEVER, that the Trustee and the Paying Agent before being required to make any payment may, but need not, at the expense of the Issuers cause to be published once in a newspaper of general circulation in the City of New York or mail to each Holder entitled to such money notice that such money remains unclaimed and that after a date specified therein, which shall be at least 30 days from the date of such publication or mailing, any unclaimed balance of such money then remaining will be repaid to the Issuers. After payment to the Issuers, Holders entitled to money must look solely to the

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Issuers for payment as general creditors unless an applicable abandoned property law designated another Person, and all liability of the Trustee or Paying Agent with respect to such money shall thereupon cease.

          SECTION 8.07. REINSTATEMENT.

          If the Trustee or Paying Agent is unable to apply any U.S. Legal Tender or U.S. Government Obligations in accordance with SECTION 8.01 or 8.02 by reason of any legal proceeding or by reason of any order or judgment of any court or governmental authority enjoining, restraining or otherwise prohibiting such application, the Issuers' obligations under this Indenture and the Notes shall be revived and reinstated as though no deposit had occurred pursuant to
SECTION 8.01 or 8.02 until such time as the Trustee or Paying Agent is permitted to apply all such U.S. Legal Tender or U.S. Government Obligations in accordance with SECTION 8.01 or 8.02; PROVIDED, HOWEVER, that if the Issuers have made any payment of interest on or principal of any Notes because of the reinstatement of its obligations, the Issuers shall be subrogated to the rights of the Holders of such Notes to receive such payment from the money or U.S. Government Obligations held by the Trustee or Paying Agent.

                                  ARTICLE NINE

                       AMENDMENTS, SUPPLEMENTS AND WAIVERS

          SECTION 9.01. WITHOUT CONSENT OF HOLDERS.

          The Issuers and the Guarantors, when authorized by a Board Resolution, and the Trustee, together, may amend or supplement this Indenture, the Notes, the Parent Guarantee or the Guarantees without notice to or consent of any
Holder:

          (1) to cure any ambiguity, defect or inconsistency; PROVIDED that such amendment or supplement does not adversely affect the rights of any Holder in any material respect;

          (2)    to comply with ARTICLE FIVE;

          (3) to provide for uncertificated Units, Notes or Guarantees in addition to or in place of certificated Notes or Guarantees;

          (4) to comply with any requirements of the SEC in order to effect or maintain the qualification of this Indenture under the TIA;

          (5) to make any change that would provide any additional benefit or rights to the Holders or that does not adversely affect the rights of any Holder;

          (6) to provide for issuance of the Exchange Units, which will have terms substantially identical in all material respects to the Initial Units (except that the transfer restrictions contained in the Initial Notes will be modified or eliminated, as appropriate), and which will be treated together with any outstanding Initial Units as a single issue of securities; or

          (7) to make any other change that does not adversely affect in any material respect the rights of any Holders hereunder;

PROVIDED that the Issuers have delivered to the Trustee an Opinion of Counsel and an Officers' Certificate stating that such amendment or supplement complies with the provisions of this SECTION 9.01.

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          SECTION 9.02. WITH CONSENT OF HOLDERS.

          Subject to SECTION 6.07, the Issuers and the Guarantors, when authorized by a Board Resolution, and the Trustee, together, with the written consent of the Holder or Holders of at least a majority in aggregate principal amount of the outstanding Notes comprising the outstanding Units, may amend or supplement this Indenture, the Notes or the Guarantees without notice to any other Holders. Subject to SECTION 6.07, the Holder or Holders of a majority in aggregate principal amount of the outstanding Notes comprising the outstanding Units may waive compliance by the Issuers with any provision of this Indenture or the Notes without notice to any other Holder. However, no amendment, supplement or waiver, including a waiver pursuant to SECTION 6.04, shall without the consent of each Holder of each Note affected thereby:

          (1) reduce the amount of Units whose Holders must consent to an amendment, supplement or waiver of any provision of this Indenture or the Notes;

          (2) reduce the rate of or change or have the effect of changing the time for payment of interest, including defaulted interest, on any Notes;

          (3) reduce the principal of or change or have the effect of changing the fixed maturity of any Notes, or change the date on which any Notes may be subject to redemption or reduce the redemption price therefor;

          (4) make any Notes payable in money other than that stated in the Notes;

          (5) make any change in provisions of this Indenture protecting the right of each Holder to receive payment of principal of and interest on such Note on or after the due date thereof or to bring suit to enforce such payment, or permitting Holders of a majority in principal amount of Notes to waive Defaults or Events of Default;

          (6) after the Issuers' obligation to offer to purchase Notes arises thereunder, amend, change or modify in any material respect the obligation of the Issuers to make and consummate a Change of Control Offer in the event of a Change of Control Triggering Event or make and consummate a Net Proceeds Offer following a Net Proceeds Offer Trigger Date or, after such Change of Control Triggering Event or Net Proceeds Offer Trigger Date has occurred, modify any of the provisions or definitions with respect thereto;

          (7) modify or change any provision of this Indenture or the related definitions affecting the ranking of the Notes or any Guarantee in a manner which adversely affects the Holders;

          (8) release any Guarantor that is a Significant Subsidiary from any of its obligations under its Guarantee or this Indenture otherwise than in accordance with the terms of this Indenture;

          (9)    release all or substantially all of the Collateral.

          It shall not be necessary for the consent of the Holders under this Section to approve the particular form of any proposed amendment, supplement or waiver, but it shall be sufficient if such consent approves the substance thereof.

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          After an amendment, supplement or waiver under this SECTION 9.02 becomes effective, the Issuers shall mail to the Holders affected thereby a notice briefly describing the amendment, supplement or waiver. Any failure of the Issuers to mail such notice, or any defect therein, shall not, however, in any way impair or affect the validity of any such supplemental indenture.

          SECTION 9.03. COMPLIANCE WITH TIA.

          Every amendment, waiver or supplement of this Indenture, the Units, the Notes, the Parent Guarantee or the Guarantees shall comply with the TIA as then in effect.

          SECTION 9.04. REVOCATION AND EFFECT OF CONSENTS.

          Until an amendment, waiver or supplement becomes effective, a consent to it by a Holder is a continuing consent by the Holder and every subsequent Holder of a Unit or portion of a Unit that evidences the same debt as the consenting Holder's Unit, even if notation of the consent is not made on any Unit. Subject to the following paragraph, any such Holder or subsequent Holder may revoke the consent as to such Holder's Unit or portion of such Unit by notice to the Trustee or the Issuers received before the date on which the Trustee receives an Officers' Certificate certifying that the Holders of the requisite principal amount of Notes comprising the Units have consented (and not theretofore revoked such consent) to the amendment, supplement or waiver.

          The Issuers may, but shall not be obligated to, fix a record date for the purpose of determining the Holders entitled to consent to any amendment, supplement or waiver, which record date shall be at least 30 days prior to the first solicitation of such consent or the date of the most recent list furnished to the Trustee under SECTION 2.05. If a record date is fixed, then notwithstanding the last sentence of the immediately preceding paragraph, those Persons who were Holders at such record date (or their duly designated proxies), and only those Persons, shall be entitled to revoke any consent previously given, whether or not such Persons continue to be Holders after such record date. No such consent shall be valid or effective for more than 90 days after such record date.

          After an amendment, supplement or waiver becomes effective, it shall bind every Holder unless it makes a change described in any of CLAUSES (1) through (9) of SECTION 9.02, in which case, the amendment, supplement or waiver shall bind only each Holder of a Unit who has consented to it and every subsequent Holder of a Unit or portion of a Unit that evidences the same debt as the consenting Holder's Unit; PROVIDED that any such waiver shall not impair or affect the right of any Holder to receive payment of principal of and interest on a Note, on or after the respective due dates expressed in such Note, or to bring suit for the enforcement of any such payment on or after such respective dates without the consent of such Holder.

          SECTION 9.05. NOTATION ON OR EXCHANGE OF NOTES.

          If an amendment, supplement or waiver changes the terms of a Note, the Trustee may require the Holder of the Note to deliver the Note to the Trustee. The Trustee at the written direction of the Company and/or Subsidiary Issuer, as applicable, may place an appropriate notation on the Note about the changed terms and return it to the Holder. Alternatively, if the Company and/or Subsidiary Issuer, as applicable, or the Trustee so determines, the Company and/or Subsidiary Issuer, as applicable, in exchange for the Note shall issue and the Trustee shall authenticate a new Note that reflects the changed terms. Any such notation or exchange shall be made at the sole cost and expense of the Company and/or Subsidiary Issuer, as applicable.

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          SECTION 9.06. TRUSTEE TO SIGN AMENDMENTS, ETC.

          The Trustee shall execute any amendment, supplement or waiver authorized pursuant to this ARTICLE NINE; PROVIDED that the Trustee may, but shall not be obligated to, execute any such amendment, supplement or waiver which affects the Trustee's own rights, duties or immunities under this Indenture. The Trustee shall be entitled to receive, and shall be fully protected in relying upon, an Opinion of Counsel and an Officers' Certificate each stating that the execution of any amendment, supplement or waiver authorized pursuant to this ARTICLE NINE is authorized or permitted by this Indenture. Such Opinion of Counsel shall not be an expense of the Trustee.

                                   ARTICLE TEN

                                    GUARANTEE

          SECTION 10.01. PARENT GUARANTEE.

          The Company hereby fully, irrevocably and unconditionally guarantees (such guarantee to be referred to herein as the "PARENT GUARANTEE"), to each of the Holders and to the Trustee and their respective successors and assigns that
(i) the principal of and interest on the Subsidiary Issuer Notes will be promptly paid in full when due, subject to any applicable grace period, whether at maturity, by acceleration or otherwise, and interest on the overdue principal, if any, and interest on any interest, if any, to the extent lawful, of the Subsidiary Issuer Notes and all other obligations of the Subsidiary Issuer to the Holders or the Trustee hereunder or thereunder will be promptly paid in full or performed, all in accordance with the terms hereof and thereof; and (ii) in case of any extension of time of payment or renewal of any of the Subsidiary Issuer Notes or of any such other obligations, the same will be promptly paid in full when due or performed in accordance with the terms of the extension or renewal, subject to any applicable grace period, whether at stated maturity, by acceleration or otherwise, subject, however, in the case of CLAUSES
(i) and (ii) above, to the limitations set forth in SECTION 10.05. The Company hereby agrees that its obligations hereunder shall be unconditional, irrespective of the validity, regularity or enforceability of the Subsidiary Issuer Notes or this Indenture, the absence of any action to enforce the same, any waiver or consent by any of the Holders with respect to any provisions hereof or thereof, the recovery of any judgment against the Subsidiary Issuer, any action to enforce the same or any other circumstance which might otherwise constitute a legal or equitable discharge or defense of the Company with respect to the Parent Guarantee. The Company hereby waives diligence, presentment, demand of payment, filing of claims with a court in the event of insolvency or bankruptcy of the Subsidiary Issuer, any right to require a proceeding first against the Subsidiary Issuer, protest, notice and all demands whatsoever and covenants that this Parent Guarantee will not be discharged except by complete performance of the obligations contained in the Subsidiary Issuer Notes, this Agreement and in this Parent Guarantee. If any Holder or the Trustee is required by any court or otherwise to return to the Subsidiary Issuer, the Parent Guarantor, Subsidiary Issuer Guarantor, the Guarantors, or any custodian, trustee, liquidator or other similar official acting in relation to the Subsidiary Issuer, the Company, or the Guarantors, any amount paid by the Parent Guarantor, Subsidiary Issuer, the Company or any Guarantor to the Trustee or such Holder, this Parent Guarantee, to the extent theretofore discharged, shall be reinstated in full force and effect. The Company further agrees that, as between the Parent Guarantor, on the one hand, and the Holders and the Trustee, on the other hand, (x) the maturity of the obligations guaranteed hereby may be accelerated as provided in ARTICLE SIX for the purposes of this Parent Guarantee, and (y) in the event of any acceleration of such obligations as provided in ARTICLE SIX, such obligations (whether or not due and payable) shall forthwith become due and payable by the Company for the purpose of this Parent Guarantee.

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          SECTION 10.02. SUBSIDIARY ISSUER GUARANTEE.

          The Subsidiary Issuer hereby fully, irrevocably and unconditionally guarantees (such guarantee to be referred to herein as the "SUBSIDIARY ISSUER GUARANTEE"), to each of the Holders and to the Trustee and their respective successors and assigns that (i) the principal of and interest on the Parent Notes will be promptly paid in full when due, subject to any applicable grace period, whether at maturity, by acceleration or otherwise, and interest on the overdue principal, if any, and interest on any interest, if any, to the extent lawful, of the Parent Notes and all other obligations of the Company to the Holders or the Trustee hereunder or thereunder will be promptly paid in full or performed, all in accordance with the terms hereof and thereof; and (ii) in case of any extension of time of payment or renewal of any of the Parent Notes or of any such other obligations, the same will be promptly paid in full when due or performed in accordance with the terms of the extension or renewal, subject to any applicable grace period, whether at stated maturity, by acceleration or otherwise, subject, however, in the case of CLAUSES (i) and (ii) above, to the limitations set forth in SECTION 10.05. The Subsidiary Issuer hereby agrees that its obligations hereunder shall be unconditional, irrespective of the validity, regularity or enforceability of the Parent Notes or this Indenture, the absence of any action to enforce the same, any waiver or consent by any of the Holders with respect to any provisions hereof or thereof, the recovery of any judgment against the Subsidiary Issuer, any action to enforce the same or any other circumstance which might otherwise constitute a legal or equitable discharge or defense of the Subsidiary Issuer with respect to the Subsidiary Issuer Guarantee. The Subsidiary Issuer hereby waives diligence, presentment, demand of payment, filing of claims with a court in the event of insolvency or bankruptcy of the Subsidiary Issuer, any right to require a proceeding first against the Subsidiary Issuer, protest, notice and all demands whatsoever and covenants that this Subsidiary Issuer Guarantee will not be discharged except by complete performance of the obligations contained in the Parent Notes, this Agreement and in this Subsidiary Issuer Guarantee. If any Holder or the Trustee is required by any court or otherwise to return to the Subsidiary Issuer, the Subsidiary Issuer Guarantor, the Guarantors, or any custodian, trustee, liquidator or other similar official acting in relation to the Subsidiary Issuer, the Subsidiary Issuer Guarantor, or the Guarantors, any amount paid by the Subsidiary Issuer, the Subsidiary Issuer Guarantor or any Guarantor to the Trustee or such Holder, this Subsidiary Issuer Guarantee, to the extent theretofore discharged, shall be reinstated in full force and effect. The Subsidiary Issuer further agrees that, as between the Subsidiary Issuer Guarantor, on the one hand, and the Holders and the Trustee, on the other hand, (x) the maturity of the obligations guaranteed hereby may be accelerated as provided in ARTICLE SIX for the purposes of this Subsidiary Issuer Guarantee, and (y) in the event of any acceleration of such obligations as provided in ARTICLE SIX, such obligations (whether or not due and payable) shall forthwith become due and payable by the Company for the purpose of this Subsidiary Issuer Guarantee.

          SECTION 10.03. SUBSIDIARY GUARANTEES.

          Each Guarantor hereby irrevocably and unconditionally, jointly and severally, guarantees (such guarantee to be referred to herein as the "GUARANTEE"), to each of the Holders and to the Trustee and their respective successors and assigns that (i) the principal of and interest on the Notes will be promptly paid in full when due, subject to any applicable grace period, whether at maturity, by acceleration or otherwise, and interest on the overdue principal, if any, and interest on any interest, if any, to the extent lawful, of the Notes and all other obligations of the Issuers to the Holders or the Trustee hereunder or thereunder will be promptly paid in full or performed, all in accordance with the terms hereof and thereof; and (ii) in case of any extension of time of payment or renewal of any of the Notes or of any such other obligations, the same will be promptly paid in full when due or performed in accordance with the terms of the extension or renewal, subject to any applicable grace period, whether at stated maturity, by acceleration or otherwise, subject, however, in the case of CLAUSES (i) and (ii) above, to the limitations set forth in SECTION 10.04. Each Guarantor hereby agrees that its obligations hereunder shall be unconditional, irrespective of the validity, regularity or enforceability of the Notes, Units, or this

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Indenture, the absence of any action to enforce the same, any waiver or consent by any of the Holders with respect to any provisions hereof or thereof, the recovery of any judgment against the Issuers, any action to enforce the same or any other circumstance which might otherwise constitute a legal or equitable discharge or defense of a Guarantor. Each Guarantor hereby waives diligence, presentment, demand of payment, filing of claims with a court in the event of insolvency or bankruptcy of the Issuers, any right to require a proceeding first against the Issuers, protest, notice and all demands whatsoever and covenants that this Guarantee will not be discharged except by complete performance of the obligations contained in the Notes, this Agreement and in this Guarantee. If any Holder or the Trustee is required by any court or otherwise to return to the Issuers, any Guarantor, or any custodian, trustee, liquidator or other similar official acting in relation to the Issuers or any Guarantor, any amount paid by the Issuers or any Guarantor to the Trustee or such Holder, this Guarantee, to the extent theretofore discharged, shall be reinstated in full force and effect. Each Guarantor further agrees that, as between each Guarantor, on the one hand, and the Holders and the Trustee, on the other hand, (x) the maturity of the obligations guaranteed hereby may be accelerated as provided in ARTICLE SIX for the purposes of this Guarantee, and (y) in the event of any acceleration of such obligations as provided in ARTICLE SIX, such obligations (whether or not due and payable) shall forthwith become due and payable by each Guarantor for the purpose of this Guarantee.

          Notwithstanding any other provision of this Article 10, the amount guaranteed by any Guarantor incorporated in Sweden under this Article 10 shall be limited if, and only if, required by an application of the provisions of the Swedish Companies Act (Sw. Aktiebolagslagen 1975:1385) in force from time to time regulating the distribution of assets (including profits/dividends) and limiting the amount of the guarantee to unrestricted equity in such Guarantor.

          SECTION 10.04. RELEASE OF A GUARANTOR.

          In the event all of the Capital Stock of a Guarantor is sold by the Company and the sale complies with SECTION 4.16, or in the event of the designation of any Guarantor as an Unrestricted Subsidiary in accordance with this Indenture, the Guarantor's Guarantee will be released.

          The Trustee shall promptly deliver an appropriate instrument evidencing such release upon receipt of a request by the Issuers accompanied by an Officers' Certificate certifying as to the compliance with this SECTION
10.04. Any Guarantor not so released remains liable for the full amount of principal of and interest on the Notes as provided in this ARTICLE TEN.

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          SECTION 10.05. LIMITATION OF GUARANTOR'S LIABILITY.

          Each of the Company, the Subsidiary Issuer and each Guarantor and by its acceptance hereof each of the Holders hereby confirm that it is the intention of all such parties that the guarantee by the Company, the Subsidiary Issuer or Guarantor, as applicable, pursuant to its guarantee not constitute a fraudulent transfer or conveyance for purposes of any Bankruptcy Law, the Uniform Fraudulent Conveyance Act, the Uniform Fraudulent Transfer Act or any similar Federal or state law. To effectuate the foregoing intention, the Holders, the Company and each such Guarantor hereby irrevocably agree that the obligations of the Parent Guarantor and each such Guarantor under the Parent Guarantee and Guarantee, as applicable, shall be limited to the maximum amount as will, after giving effect to all other contingent and fixed liabilities of the Parent Guarantor and each such Guarantor (including, but not limited to, the Guarantor Senior Debt of such Guarantor) and after giving effect to any collections from or payments made by or on behalf of any other Guarantor in respect of the obligations of such other Guarantor under its Guarantee or pursuant to SECTION 10.07, result in the obligations of such Guarantor under the Guarantee not constituting such fraudulent transfer or conveyance.

          SECTION 10.06. GUARANTORS MAY CONSOLIDATE, ETC., ON CERTAIN TERMS.

          No Guarantor (other than any Guarantor whose Guarantee is to be released in accordance with the terms of the Guarantee and this Indenture in connection with any sale of such Guarantor in a transaction complying with
SECTION 4.16) will, and the Company will not cause or permit any Guarantor to, consolidate with or merge with or into any Person other than the Company or any other Guarantor that is a Wholly Owned Restricted Subsidiary unless:

          (1) the entity formed by or surviving any such consolidation or merger (if other than the Guarantor) or to which such sale, lease, conveyance or other disposition shall have been made is a corporation organized and existing under the laws of the United States or any State thereof or the District of Columbia (or, in the case of a Guarantor organized outside of the United States, Canada or any member state of the European Union or any political subdivision thereof);

          (2) such entity assumes by supplemental indenture all of the obligations of the Guarantor on the Guarantee;

          (3) immediately after giving effect to such transaction, no Default or Event of Default shall have occurred and be continuing; and

          (4) immediately after giving effect to such transaction and the use of any net proceeds therefrom on a pro forma basis, the Issuers could satisfy the provisions of SECTION 5.01(a)(ii).

          Any merger or consolidation of a Guarantor with and into either of the Issuers (with such Issuer being the surviving entity) or another Guarantor that is a Wholly Owned Restricted Subsidiary of the Company need only comply with
SECTION 5.01(a)(iv).

          SECTION 10.07. CONTRIBUTION.

          In order to provide for just and equitable contribution among the Guarantors, the Guarantors agree, inter se, that each Guarantor that makes a payment or distribution under a Guarantee shall be entitled to a PRO RATA contribution from each other Guarantor hereunder based on the net assets of each other Guarantor. The preceding sentence shall in no way affect the rights of the Holders of Notes to the benefits of this Indenture, the Notes or the Guarantees.

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          SECTION 10.08. WAIVER OF SUBROGATION.

          Each of the Company, the Subsidiary Issuer and each Guarantor agrees that it shall not be entitled to any right of subrogation in relation to the Holders in respect of any obligations guaranteed hereby until payment in full of all obligations guaranteed hereby.

          SECTION 10.09. EVIDENCE OF GUARANTEE.

          To evidence their guarantees to the Holders set forth in this ARTICLE TEN, the Company, the Subsidiary Issuer, and each of the Guarantors hereby agree to execute the notation of guarantee in substantially the form included in the Notes attached as EXHIBITS A and B. Each such notation of guarantee shall be signed on behalf of Company, the Subsidiary Issuer, and each Guarantor by an Officer or an assistant Secretary. An Officer (who shall, in each case, have been duly authorized by all requisite corporate actions) of the Company, the Subsidiary Issuer and each of the Guarantors shall execute the Guarantees by manual or facsimile signature.

          If an Officer whose signature is on a Unit or a Note was an Officer at the time of such execution but no longer holds that office or position at the time the Trustee authenticates such Unit or Note, such Unit or Note shall nevertheless be valid.

          Each of the Company, the Subsidiary Issuer and each Guarantor hereby agrees that its guarantee set forth in SECTIONS 10.01, 10.01 AND 10.03, respectively, shall remain in full force and effect notwithstanding any failure to endorse on each Note a notation of such guarantee.

          If an Officer or assistant Secretary whose signature is on this Indenture or on the Parent Guarantee, Subsidiary Issuer Guarantee or Guarantee no longer holds that office at the time the Trustee authenticates the Note on which any such guarantee is endorsed, such guarantee shall be valid nevertheless.

          The delivery of any Note by the Trustee, after the authentication thereof hereunder, shall constitute due delivery of the Parent Guarantee, Subsidiary Issuer Guarantee and Guarantee set forth in this Indenture on behalf of the Company, the Subsidiary Issuer, and Guarantors.

          SECTION 10.10. WAIVER OF STAY, EXTENSION OR USURY LAWS.

          Each of the Company, the Subsidiary Issuer and each Guarantor covenants that it will not at any time insist upon, plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay or extension law or any usury law or other law that would prohibit or forgive such guarantor from performing its guarantee as contemplated herein, wherever enacted, now or at any time hereafter in force, or which may affect the covenants or the performance of this Agreement; and the Company, the Subsidiary Issuer and each Guarantor hereby expressly waives all benefit or advantage of any such law, and covenants that it will not hinder, delay or impede the execution of any power herein granted to the Trustee, but will suffer and permit the execution of every such power as though no such law had been enacted.

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                                 ARTICLE ELEVEN

                                  MISCELLANEOUS

          SECTION 11.01. TIA CONTROLS.

          If any provision of this Indenture limits, qualifies, or conflicts with another provision which is required to be included in this Indenture by the TIA, the required provision shall control.

          SECTION 11.02. NOTICES.

          Any notices or other communications required or permitted hereunder shall be in writing, and shall be sufficiently given if made by hand delivery, by telex, by telecopier or registered or certified mail, postage prepaid, return receipt requested, addressed as follows:

          if to the Issuers:

          The Hockey Company
          3500 boulevard de Maisonneuve Suite 800
          Montreal, Quebec, Canada H3Z 3C1
          Facsimile No.: (514) 932-6020
          Attention: Chief Financial Officer

          if to the Trustee:

          The Bank of New York
          101 Barclay Street, Floor 21 West
          New York, New York 10286
          Facsimile No.: (212) 235-2530
          Attention: Corporate Trust Administration--Global Finance Unit

          Each of the Issuers, Guarantors and the Trustee by written notice to each other may designate additional or different addresses for notices. Any notice or communication to the Issuers, Guarantors or the Trustee shall be deemed to have been given or made as of the date so delivered if personally delivered; when answered back, if telexed; when receipt is acknowledged, if faxed; and five (5) calendar days after mailing if sent by registered or certified mail, postage prepaid (except that a notice of change of address or a notice sent by mail to the Trustee shall not be deemed to have been given until actually received by the addressee).

          Any notice or communication mailed to a Holder shall be mailed to such Holder by first class mail or other equivalent means at such Holder's address as it appears on the registration books of the Registrar and shall be sufficiently given to such Holder if so mailed within the time prescribed.

          Failure to mail a notice or communication to a Holder or any defect in it shall not affect its sufficiency with respect to other Holders.

          SECTION 11.03. COMMUNICATIONS BY HOLDERS WITH OTHER HOLDERS.

          Holders may communicate pursuant to TIA SECTION 312(b) with other Holders with respect to their rights under this Indenture or the Notes. The Issuers, the Trustee, the Registrar and any other Person shall have the protection of TIA SECTION 312(c).

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          SECTION 11.04. CERTIFICATE AND OPINION AS TO CONDITIONS PRECEDENT.

          Upon any request or application by the Issuers to the Trustee to take any action under this Indenture, the Issuers shall furnish to the Trustee:

          (1) an Officers' Certificate, in form and substance satisfactory to the Trustee, stating that, in the opinion of the signers, all conditions precedent, provided for in this Indenture relating to the proposed action have been complied with; and

          (2) an Opinion of Counsel stating that, in the opinion of such counsel, all such conditions precedent relating to the proposed action have been complied with.

          SECTION 11.05. STATEMENTS REQUIRED IN CERTIFICATE OR OPINION.

          Each certificate or opinion with respect to compliance with a condition or covenant provided for in this Indenture, other than the Officers' Certificate required by SECTION 4.06, shall include:

          (1) a statement that the Person making such certificate or opinion has read such covenant or condition;

          (2) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

          (3) a statement that, in the opinion of such Person, he has made such examination or investigation as is necessary to enable him to express an informed opinion as to whether or not such covenant or condition has been complied with; and

          (4) a statement as to whether or not, in the opinion of each such Person, such condition or covenant has been complied with.

          SECTION 11.06. RULES BY TRUSTEE, PAYING AGENT, REGISTRAR.

          Each of the Trustee, the Paying Agent and the Registrar may make reasonable rules for its functions.

          SECTION 11.07. LEGAL HOLIDAYS.

          A "LEGAL HOLIDAY" used with respect to a particular place of payment is a Saturday, a Sunday or a day on which banking institutions in New York, New York or at such place of payment are not required to be open. If a payment date is a Legal Holiday at such place, payment may be made at such place on the next succeeding day that is not a Legal Holiday, and no interest shall accrue for the intervening period.

          SECTION 11.08. GOVERNING LAW; SERVICE OF PROCESS.

          THIS INDENTURE, THE UNITS, THE NOTES AND THE GUARANTEES SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, AS APPLIED TO CONTRACTS MADE AND PERFORMED WITHIN THE STATE OF NEW YORK, WITHOUT REGARD TO PRINCIPLES OF CONFLICT OF LAWS. EACH OF THE PARTIES HERETO AGREES TO SUBMIT TO THE JURISDICTION OF ANY STATE OR FEDERAL COURT LOCATED IN THE STATE OF NEW YORK (THE "SPECIFIED COURTS") IN ANY

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ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS INDENTURE. EACH OF THE
ISSUERS AND GUARANTORS FURTHER AGREES THAT SERVICE OF ANY PROCESS, SUMMONS, NOTICE OR DOCUMENT BY MAIL TO THE ISSUERS' ADDRESS SET FORTH IN SECTION 11.02 SHALL BE EFFECTIVE SERVICE OF PROCESS FOR ANY ACTION OR PROCEEDING BROUGHT IN ANY SPECIFIED COURT. EACH ISSUER IRREVOCABLY WAIVES ANY OBJECTION TO THE LAYING OF VENUE OF ANY ACTION OR PROCEEDING IN ANY SPECIFIED COURT AND AGREES NOT TO PLEAD OR CLAIM IN ANY SUCH COURT THAT SUCH ACTION OR PROCEEDING HAS BEEN BROUGHT IN AN INCONVENIENT FORUM. EACH OF THE ISSUERS AND THE GUARANTORS HEREBY APPOINT CT CORPORATION SYSTEM, 1633 BROADWAY, NEW YORK, NEW YORK 10019 AS ITS AGENT FOR SERVICE OF PROCESS IN CONNECTION WITH ANY ACTION OR PROCEEDING THAT MAY BE INSTITUTED IN AN SPECIFIED COURT. SO LONG AS ANY NOTES REMAIN OUTSTANDING AND FOR THREE YEARS THEREAFTER, EACH OF THE ISSUERS AND GUARANTORS SHALL MAINTAIN AN AGENT FOR SERVICE OF PROCESS IN THE STATE OF NEW YORK AND SHALL NOTIFY THE TRUSTEE OF ANY CHANGE IN THE IDENTITY OR ADDRESS OF THAT AGENT.

          SECTION 11.09. NO ADVERSE INTERPRETATION OF OTHER AGREEMENTS.

          This Indenture may not be used to interpret another indenture, loan or debt agreement of the Issuers or any of their Subsidiaries. Any such indenture, loan or debt agreement may not be used to interpret this Indenture.

          SECTION 11.10. NO RECOURSE AGAINST OTHERS.

          A past, present or future director, officer, employee, stockholder or incorporator, as such, of the Issuers or of the Trustee shall not have any liability for any obligations of the Issuers under the Units, the Notes, the Parent Guarantees, the Subsidiary Issuer Guarantees and the Guarantees, as applicable, or this Indenture or for any claim based on, in respect of or by reason of such obligations or their creation. Each Holder by accepting a Unit waives and releases all such liability. Such waiver and release are part of the consideration for the issuance of the Units.

          SECTION 11.11. SUCCESSORS.

          All agreements of the Issuers and the Guarantors in this Indenture, the Units, the Notes, the Parent Guarantees, the Subsidiary Issuer Guarantees and the Guarantees shall bind their successors. All agreements of the Trustee in this Indenture shall bind its successors.

          SECTION 11.12. DUPLICATE ORIGINALS.

          All parties may sign any number of copies of this Indenture. Each signed copy shall be an original, but all of them together shall represent the same agreement.

          SECTION 11.13. SEVERABILITY.

          In case any one or more of the provisions in this Indenture, the Units, the Notes, the Parent Guarantees, the Subsidiary Issuer Guarantees or in the Guarantees shall be held invalid, illegal or unenforceable, in any respect for any reason, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions shall not in any way be affected or impaired thereby, it being intended that all of the provisions hereof shall be enforceable to the full extent permitted by law.

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          SECTION 11.14. WAIVER OF JURY TRIAL.

          EACH OF THE ISSUERS AND GUARANTORS HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY RIGHT TO TRIAL BY JURY IN ANY ACTION OR PROCEEDING ARISING OUT OF OR IN CONNECTION WITH THIS INDENTURE, THE NOTES OR THE TRANSACTIONS CONTEMPLATED BY THIS INDENTURE.

          SECTION 11.15. CONVERSION OF CURRENCY

     The Issuers and the Guarantors covenant and agree that the following provisions shall apply to conversion of currency in the case of the Units and this Indenture:

          (a) If for the purpose of obtaining judgment in, or enforcing the judgment of, any court in any country, it becomes necessary to convert into any other currency (the "JUDGMENT CURRENCY") an amount due in U.S. dollars, then the conversion shall be made at the rate of exchange prevailing on the Business Day before the day on which the judgment is given or the order of enforcement is made, as the case may be (unless a court shall otherwise determine).

          (b) The term "rate(s) of exchange" shall mean the rate at which the Holder or the Trustee, as the case may be, is able or would have been able on the relevant date to purchase at The Bank of New York (or if The Bank of New York is no longer engaged in currency exchange, such other money center bank located in The City of New York as the Issuers and the Trustee shall agree) U.S. dollars with the judgment currency other than U.S. dollars referred to in subsections (a) above and includes any premiums and costs of exchange payable.

          (c) This is an international financing transaction in which the specification of Dollars and payment in New York, New York, is of the essence, and Dollars shall be the currency of account in all events. The obligation of the Issuers and Guarantors in respect of any sum due from them to any Holder hereunder or under a Note held by such Holder shall, notwithstanding any judgment in a currency other than Dollars, be discharged only to the extent that on the Business Day following receipt by such Holder of any sum adjudged to be so due in such other currency such Holder purchase Dollars with such other currency; if the Dollars so purchased are less than the sum originally due to such Holder in Dollars, the Issuers and Guarantors agree, as a separate obligation and notwithstanding any such judgment, to indemnify such Holder against such loss, and if the Dollars so purchased exceed the sum originally due to any Holder in Dollars, such Holder agrees to remit to the Issuers such excess.

          SECTION 11.16. CONSENT TO JURISDICTION

          Each of the parties hereto and (by their acceptance of the Units) the Holders irrevocably consents to the jurisdiction of any court of the State of New York or any United States federal court sitting in the Borough of Manhattan, New York City, New York, United States, and any appellate court from any thereof and each of the parties hereto submits to the jurisdiction of their respective corporate domiciles only in respect of any actions or proceedings brought against them hereunder, and waives any immunity from the jurisdiction of such courts over any suit, action or proceeding that may be brought in connection with this Indenture or the Units. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by law, any objection to any suit, action, or proceeding that may be brought in connection with this Indenture or the Units in such courts whether on the grounds of venue, residence or domicile or on the ground that any such suit, action or proceeding has been brought in an inconvenient forum. Additionally, each of the parties hereby waives the right to trial by jury and to assert counterclaim in any such proceedings. Each of the parties hereto hereby agrees that final judgment in any such suit, action or proceeding brought in such court shall be conclusive and binding upon such party and may be enforced in any court of the jurisdiction to which the Issuers or such judgment Guarantor, as the case may be, is subject by a suit upon such judgment; PROVIDED that service of process is effected upon such party in the manner provided by this Indenture.

          SECTION 11.17. INTEREST CALCULATION ON THE SUBSIDIARY ISSUER NOTES.

          For the purposes of the Interest Act (Canada), the yearly rate of interest to which the rate payable on the Subsidiary Issuer Notes for any period in the calendar year (the "CALCULATION PERIOD") is equal to the rate payable for the calculation period multiplied by a fraction the numerator of which is the actual number of days in such calendar year and the denominator of which is the actual number of days in the calculation period.

                                 ARTICLE TWELVE

                                    SECURITY

          SECTION 12.01. GRANT OF SECURITY INTEREST.

          (a) To secure the due and punctual payment of the principal of, premium, if any, and interest (including Additional Interest, if any) on the Notes when and as the same shall be due and payable, whether on an Interest Payment Date, at maturity, by acceleration, purchase, repurchase, redemption or otherwise, and interest on the overdue principal of, premium, if any, and interest (to the extent permitted by law), if any, on the Notes and the performance of all other Obligations of the Issuers to the Holders or the Trustee under this Indenture and the Notes and the Units, the Issuers hereby covenant to cause the Collateral Agreements to be executed and delivered concurrently with this Indenture. Subject to the Intercreditor Agreement, the Collateral Agreements shall grant to the Collateral Agent Security Interests in the Collateral.

          (b) Each Holder, by its acceptance of a Unit, consents and agrees to the terms of each Collateral Agreement, as the same may be in effect or may be amended from time to time in accordance with its terms, and authorizes and directs each of the Trustee and the Collateral Agent to enter into the Collateral Agreements and to perform its obligations and exercise its rights thereunder in accordance therewith. Each of the Issuers shall, and shall cause each of its Subsidiaries to, do or cause to be done all such actions and things as may be necessary or proper, or as may be required by the provisions of the Collateral Agreements, to assure and confirm to the Trustee and the Collateral Agent the Security Interests in the Collateral contemplated hereby and by the Collateral Agreements, as from time to time constituted, so as to render the same available for the security and benefit of this Indenture and of the Notes secured hereby, according to the intent and purpose herein and therein expressed. Each of the Issuers shall, and shall cause each of its Subsidiaries to, take any and all actions required or as may be requested by the Trustee or the Collateral Agents to cause the Collateral Agreements to create and maintain, as security for the Obligations contained in this Indenture and the Notes, valid and enforceable, perfected (except as expressly provided herein, therein or in the Intercreditor Agreement) security interests in and on all the Collateral, in favor of the Trustee, superior to and prior to the rights of all third Persons, and subject to no other Liens, in each case, except as expressly provided herein, therein, or in the Intercreditor Agreement.

          (c) The Trustee for and on behalf of the Holders hereby appoints and constitutes BNY Trust Company of Canada as the holder of an irrevocable power of attorney (FONDE DE POUVOIR) (within the meaning of Section 2692 of the CIVIL CODE OF QUEBEC) for all present and future Holders for purposes of holding any hypothec or other security granted by the Company or any of the Guarantors pursuant to the laws of the Province of Quebec to secure, INTER ALIA, the repayment of the Notes. Each Holder, by its acceptance of a Unit, confirms and ratifies the appointment and constitution of BNY Trust Company of Canada, or any other person appointed and constituted by the Trustee from time to time, as the holder of an irrevocable power of attorney (FONDE DE POUVOIR) of all present and future Holders for such purposes.

          SECTION 12.02. INTERCREDITOR AGREEMENT.

          This Article 12 of this Indenture is subject to the terms, limitations and conditions set forth in the Intercreditor Agreement. Each Holder of a Note, by its acceptance thereof, is deemed to have authorized and instructed the Trustee to enter into the Intercreditor Agreement on its behalf.

          SECTION 12.03. RECORDING AND OPINIONS.

          (a) The Issuers shall take or cause to be taken all action required to perfect, maintain, preserve and protect the security interests in the Collateral granted by the Collateral Agreements, including, without limitation,
(i) the filing of financing statements, continuation statements, collateral assignments and any instruments of further assurance, in such manner and in such places as may be required by law to preserve and protect fully the rights of the Holders, the Trustee and the Collateral Agent under this Indenture and the Collateral Agreements to all property comprising the Collateral, and (ii) the delivery of the certificates evidencing the securities pledged under the Security Agreements, duly endorsed in blank, it being understood that concurrently with the execution of this Indenture the Issuers have delivered financing statements for filing by the Initial Purchaser or its agents. The Issuers shall from time to time promptly pay all financing and continuation statement recording and/or filing fees, charges and taxes relating to this Indenture, the Collateral Agreements, the Intercreditor Agreement and any amendments hereto or thereto and any other instruments of further assurance required pursuant hereto or thereto.

          (b) The Issuers shall furnish to the Trustee and the Collateral Agent (if other than the Trustee), on the Closing Date, at such time as required by TIA SECTION 314(b), and promptly after the execution and delivery of any other instrument of further assurance or amendment granting, perfecting, protecting, preserving or making effective a security interest pursuant to any Collateral Agreement, an Opinion of Counsel either (i) stating that, in the opinion of such counsel, this Indenture and the Collateral Agreements, financing statements and fixture filings then executed and delivered, as applicable, and all other instruments of further assurance or amendment then executed and delivered have been properly recorded, registered and filed, and all certificates evidencing Pledged Securities pledged to the Trustee and the Holders under the Pledge and Security Agreement have been delivered and duly endorsed in blank, to the extent necessary to perfect the Security Interests created by this Indenture and the Collateral Agreements and reciting the details of such action or referring to prior Opinions of Counsel in which such details are given, and stating that as to such Collateral Agreements and such other instruments, such recording, registering, filing and delivery are the only recordings, registerings, filings and deliveries necessary to perfect such security interest and that no re-recordings, re-registerings, re-filings or re-deliveries are necessary to maintain such perfection, and further stating that all financing statements and continuation statements have been executed and filed, and all such certificates have been delivered, that are necessary fully to preserve and protect the rights of and perfect such security interests of the Holders, the Trustee and the Collateral Agent hereunder and under the Collateral Agreements or (ii) stating that, in the Opinion of such Counsel, no such action is necessary to perfect any Security Interest created under this Indenture, the Notes or any of the Collateral Agreements as intended by this Indenture, the Notes and such Collateral Agreements.

          (c) Annually, within 30 days after March 1 and beginning with the year 2003, the Issuers shall furnish to the Trustee and the Collateral Agent (if other than the Trustee), an Opinion of Counsel, dated as of such date, either
(i) stating that: (A) in the opinion of such counsel, action has been taken with respect to the registering, recording, filing, re-recording, re-registering and refiling of this Indenture, and all supplemental indentures, financing statements, continuation statements and other documents, and delivery of all certificates, as are then necessary to perfect or continue the perfection of the Security Interests created by the Collateral Agreements and reciting the details of such action or referring to prior Opinions of Counsel in which such details are given; and (B) based on relevant laws as in effect on the date of such Opinion of Counsel, all financing statements, continuation statements and other documents have been executed and filed that are necessary as of such date and during the succeeding 24 months fully to maintain, perfect or continue the perfection of such Security Interests under the Collateral Agreements with respect to the Collateral and to maintain, preserve, and protect the rights of the Holders and the Trustee hereunder and under the Collateral Agreements or
(ii) stating that, in the opinion of such counsel, no such action is then necessary to perfect or continue the perfection of such Security Interests.

          SECTION 12.04. RELEASE OF COLLATERAL.

          (a) Subject to the Intercreditor Agreement, neither the Collateral Agent nor the Trustee, in its capacity as Collateral Agent under the Collateral Agreements, shall at any time release Collateral from the security interests created by this Indenture and the Collateral Agreements unless such release is in accordance with the provisions of this Indenture, the Intercreditor Agreement and the applicable Collateral Agreements.

          (b) Subject to the Intercreditor Agreement, at any time when a Default or an Event of Default shall have occurred and be continuing, no release of Collateral pursuant to the provisions of this Indenture and the Collateral Agreements shall be effective as against the Holders.

          (c) The release of any Collateral from the terms of the Collateral Agreements shall not be deemed to impair the security under this Indenture in contravention of the provisions hereof if and to the extent the Collateral is released pursuant to this Indenture and the Collateral Agreements or pursuant to the Intercreditor Agreement. To the extent applicable, the Issuers shall cause TIA SECTION 314(d) relating to the release of property from the Security Interests created by this Indenture and the Collateral Agreements to be complied with. Any certificate or opinion required by TIA 314(d) may be made by an Officer of the relevant Issuer, except in cases where TIA SECTION 314(d) requires that such certificate or opinion be made by an independent Person, which Person shall be an independent engineer, appraiser or other expert selected or approved by the Trustee in the exercise of reasonable care. A Person is "independent" if such Person (a) is in fact independent, (b) does not have any direct financial interest or any material indirect financial interest in the Issuers or in any Affiliate of the Issuers and (c) is not an officer, employee, promoter, underwriter, trustee, partner or director or person performing similar functions to any of the foregoing for the Issuers. The Trustee shall be entitled to receive and rely upon a certificate provided by any such Person confirming that such Person is independent within the foregoing definition.

          (d) Notwithstanding any provision to the contrary in this Indenture, Collateral comprised of accounts receivable, inventory or (prior to an Event of Default) the proceeds of the foregoing shall be subject to release upon sales of such inventory and collection of the proceeds of such receivables in the ordinary course of business. If requested in writing by the Issuers or any other Pledgor, the Trustee shall instruct the Collateral Agent to execute and deliver such documents, instruments or statements and to take such other action as the Issuers or such other Pledgor may request to evidence or confirm that the Collateral falling under this SECTION 12.04 has been released from the Lien of each of the

Security Documents. The Collateral Agent shall execute and deliver such documents, instruments and statements and shall take all such actions promptly upon receipt of such instructions from the Trustee.

          SECTION 12.05. SPECIFIED RELEASES OF COLLATERAL.

          (a) The Issuers shall be entitled to obtain a full release of items of Collateral (the "RELEASED INTERESTS") from the Security Interests created by this Indenture, the Notes and the Collateral Agreements upon compliance with the conditions precedent set forth in SECTIONS 4.16, 8.01 OR 8.02 of this Indenture, the applicable Collateral Agreements and to the extent applicable, the Intercreditor Agreement. So long as no Default or Event of Default exists, upon the request of the Issuers and the furnishing of each of the items required by
SECTION 12.05(b), the Collateral Agent upon the direction of the Trustee (or the Trustee if acting as Collateral Agent) shall forthwith take such action (at the request of and the expense of the Issuers, without recourse or warranty and without any representation of any kind), including the execution of appropriate UCC-3 termination statements, to release and reconvey to the Issuers all of the Released Interests, and shall deliver such Released Interests in its possession to the Issuers and their applicable Subsidiary Guarantors.

          (b) So long as no Default or Event of Default exists, the Issuers shall be entitled to obtain a release of, and the Collateral Agent and the Trustee shall release, the Released Interests upon compliance with the condition precedent that the Issuers shall have satisfied all applicable conditions precedent to any such release set forth in this Indenture, the applicable Collateral Agreements and to the extent applicable, the Intercreditor Agreement as set forth in an Officers' Certificate and an Opinion of Counsel delivered to the Trustee and shall have delivered to the Trustee and the Collateral Agent the following, as applicable:

          (i) in connection with release of Collateral resulting from an Asset Sale under SECTION 4.15, notice from the Issuers requesting the release of Released Interests: (A) describing the proposed Released Interests; (B) specifying the value of such Released Interests on a date within 60 days of such notice (the "VALUATION DATE"); (C) stating that the purchase price received is at least equal to the fair market value of the Released Interests; (D) stating that the release of such Released Interests will not be expected to interfere with the Trustee's or Collateral Agent's ability to realize the value of the remaining Collateral and will not impair the maintenance and operation of the remaining Collateral; and (E) certifying that such Asset Sale complies with the terms and conditions of this Indenture and the applicable Collateral Agreements with respect thereto;

          (ii) in connection with release of Collateral resulting from an Asset Sale under SECTION 4.15, an Officers' Certificate of the Issuers stating that (A) such Asset Sale covers only the Released Interests and complies with the terms and conditions of this Indenture with respect to Asset Sales; (B) all Net Cash Proceeds from the sale of any of the Released Interests will be applied pursuant to the provisions of this Indenture in respect of Asset Sales; (C) there is no Default or Event of Default in effect or continuing on the date thereof, the Valuation Date or the date of such Asset Sale; (D) the release of the Collateral will not result in a Default or Event of Default under this Indenture; and (E) all conditions precedent in this Indenture relating to the release in question have been or will be complied with;

          (iii) in connection with release of Collateral resulting from an Asset Sale under SECTION 4.15, the Net Cash Proceeds and other non-cash consideration from the Asset Sale required to be delivered to the Collateral Agent pursuant to this Indenture;

          (iv) to the extent required by the TIA, an Officers' Certificate of the Issuers and an Opinion of Counsel certifying that all conditions precedent to the release of the Released Interests have been met and that such release complies with the terms and conditions of this Indenture, the applicable Collateral Agreements and to the extent applicable, the Intercreditor Agreement; and

          (v) all applicable certificates, opinions and other documentation required by the TIA or this Indenture, if any.

          Upon compliance by the Issuers with the conditions precedent set forth above, the Trustee shall cause to be released and reconveyed, without recourse and without representation or warranty of any kind, to the Issuers, the Released Interests.

          SECTION 12.06. FORM AND SUFFICIENCY OF RELEASE.

          In the event that the Issuers have sold, exchanged, or otherwise disposed of or proposes to sell, exchange or otherwise dispose of any portion of the Collateral that may be sold, exchanged or otherwise disposed of by the Issuers, and the Issuers request the Trustee or the Collateral Agent to furnish a written disclaimer, release or quit-claim of any interest in such property under this Indenture and the Collateral Agreements, the Collateral Agent and the Trustee, as applicable, shall execute, acknowledge and deliver to the Issuers (in proper form) such an instrument promptly after satisfaction of the conditions set forth herein for delivery of any such release. Notwithstanding the preceding sentence, all purchasers and grantees of any property or rights purporting to be released herefrom shall be entitled to rely upon any release executed by the Trustee hereunder as sufficient for the purpose of this Indenture and as constituting a good and valid release of the property therein described from the Lien of this Indenture or of the Collateral Agreements.

          SECTION 12.07. PURCHASER PROTECTED.

          No purchaser or grantee of any property or rights purporting to be released herefrom shall be bound to ascertain the authority of the Trustee or the Collateral Agent to execute the release or to inquire as to the existence of any conditions herein prescribed for the exercise of such authority; nor shall any purchaser or grantee of any property or rights permitted by this Indenture to be sold or otherwise disposed of by the Issuers be under any obligation to ascertain or inquire into the authority of the Issuers to make such sale or other disposition.

          SECTION 12.08. AUTHORIZATION OF ACTIONS TO BE TAKEN BY THE TRUSTEE UNDER THE COLLATERAL AGREEMENTS.

          Subject to the provisions of the applicable Collateral Agreements and the Intercreditor Agreement, (a) the Trustee and the Collateral Agent may, in their sole discretion and without the consent of the Holders, take all actions they deem necessary or appropriate in order to (i) enforce any of the terms of the Collateral Agreements and (ii) collect and receive any and all amounts payable in respect of the Obligations of the Issuers hereunder, and (b) the Trustee and the Collateral Agent shall have power to institute and to maintain such suits and proceedings as they may deem expedient to prevent any impairment of the Collateral by any act that may be unlawful or in violation of the Collateral Agreements or this Indenture, and suits and proceedings as the Trustee and the Collateral Agent may deem expedient to preserve or protect their interests and the interests of the Holders in the Collateral (including the power to institute and maintain suits or proceedings to restrain the enforcement of or compliance with any legislative or other governmental enactment, rule or order that may be unconstitutional or otherwise invalid if the enforcement of, or compliance with, such enactment, rule or order would impair the security interest thereunder or be prejudicial to the interests of the Holders, the Trustee or the Collateral Agent).

Notwithstanding the foregoing, the Trustee may, at the expense of the Issuers, request the direction of the Holders with respect to any such actions and upon receipt of the written consent of the Holders of at least a majority in aggregate principal amount of the Outstanding Notes, shall take such actions.

          SECTION 12.09. AUTHORIZATION OF RECEIPT OF FUNDS BY THE TRUSTEE UNDER THE COLLATERAL AGREEMENTS.

          The Trustee is authorized to receive any funds for the benefit of the Holders distributed under the Collateral Agreements, and to make further distributions of such funds to the Holders in accordance with the provisions of
SECTION 6.10 and the other provisions of this Indenture.

                                   SIGNATURES

          IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be duly executed, all as of the date first written above.

                                          THE HOCKEY COMPANY

                                          By: /s/ Robert A. Desrosiers
                                              -------------------------------
                                              Name: Robert A. Desrosiers
                                              Title: Chief Financial Officer
                                                     and Vice President,
                                                     Finance and Administration



                                          SPORT MASKA INC.

                                          By: /s/ Robert A. Desrosiers
                                              -------------------------------
                                              Name: Robert A. Desrosiers
                                              Title: Vice President, Finance
                                                     and Administration



                                          SPORTS HOLDINGS CORP.,
                                          as a Guarantor

                                          By: /s/ Robert A. Desrosiers
                                              -------------------------------
                                              Name: Robert A. Desrosiers
                                              Title: Vice President, Finance
                                                     and Administration

                                          MASKA U.S., INC., as a Guarantor

                                          By: /s/ Robert A. Desrosiers
                                              -------------------------------
                                              Name: Robert A. Desrosiers
                                              Title: Vice President, Finance
                                                     and Administration



                                          SLM TRADEMARK ACQUISITION CORP., as a
                                          Guarantor

                                          By: /s/ Robert A. Desrosiers
                                              -------------------------------
                                              Name: Robert A. Desrosiers
                                              Title: Vice President, Finance
                                                     and Administration



                                          WAP HOLDINGS INC., as a Guarantor

                                          By: /s/ Robert A. Desrosiers
                                              -------------------------------
                                              Name: Robert A. Desrosiers
                                              Title: Vice President, Finance
                                                     and Administration



                                          SLM TRADEMARK ACQUISITION CANADA
                                          CORP., as a Guarantor

                                          By: /s/ Robert A. Desrosiers
                                              -------------------------------
                                              Name: Robert A. Desrosiers
                                              Title: Vice President, Finance
                                                     and Administration

                                          JOFA AB, as a Guarantor

                                          By: /s/ Matthew H. O'Toole
                                              -------------------------------
                                              Name: Matthew H. O'Toole
                                              Title: President and Chief
                                                     Executive Officer

                                          JOFA HOLDING AB, as a Guarantor

                                          By: /s/ Matthew H. O'Toole
                                              -------------------------------
                                              Name: Matthew H. O'Toole
                                              Title: President and Chief
                                                     Executive Officer

                                          THE BANK OF NEW YORK, as Trustee

                                          By: /s/ Patricia Phillips
                                              -------------------------------
                                               Name: Patricia Phillips
                                               Title: Assistant Vice President

                                                                       EXHIBIT A

                                 [FORM OF UNIT]

     NEITHER THIS UNIT NOR ANY INTEREST IN THIS UNIT MAY BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT IN COMPLIANCE WITH THE RESTRICTIVE LEGEND APPEARING ON EACH NOTE INCLUDED IN THIS UNIT.

     THIS UNIT IS A GLOBAL UNIT WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITORY OR A NOMINEE THEREOF. THIS UNIT MAY NOT BE EXCHANGED IN WHOLE OR IN PART FOR A UNIT REGISTERED, AND NO TRANSFER OF THIS UNIT IN WHOLE OR IN PART MAY BE REGISTERED, IN THE NAME OF ANY PERSON OTHER THAN SUCH DEPOSITARY OR A NOMINEE THEREOF, EXCEPT IN THE CASE OF A TRANSFER OF AN INTEREST TO A PERSON THAT IS REQUIRED UNDER THE INDENTURE TO HOLD PHYSICAL UNITS AND EXCEPT IN THE OTHER LIMITED CIRCUMSTANCES SET FORTH IN THE INDENTURE.

     UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY ("DTC"), TO THE HOCKEY COMPANY AND THE SUBSIDIARY ISSUER OR THEIR AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT HEREON IS MADE TO CEDE & CO. OR SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

                     THE HOCKEY COMPANY AND SPORT MASKA INC.

                               Units Consisting of
    $500 principal amount 11 1/4% Senior Secured Notes of The Hockey Company due 2009 and $500 principal amount 11 1/4% Senior Secured Notes of
                           Sport Maska Inc. due 2009

No. ___
CUSIP No. _________                                Certificate for _______ Units


          Each of The Hockey Company, a Delaware corporation (the "COMPANY"), which term includes any successor corporation, and Sport Maska Inc., a New Brunswick corporation (the "SUBSIDIARY ISSUER"), which term includes any
successor corporation, hereby certifies that                           is the
owner of                            Units as described above, transferable only
on the books of the Company and the Subsidiary Issuer by the holder thereof in person or by his or her duly authorized attorney on surrender of this Certificate properly endorsed. Each Unit consists of $500 principal amount of 11 1/4% Senior Secured Notes due 2009 of the Company and $500 principal amount of 11 1/4% Senior Secured Notes due 2009 of the Subsidiary Issuer (together, the "NOTES"). This Unit is issued pursuant to the Indenture, dated as of April 3, 2002 among the Company, the Subsidiary Issuer, the Guarantors and The Bank of New York, as Trustee, (the "INDENTURE") and is subject to the terms and provisions contained therein, to all of which terms and provisions the holder of this Unit Certificate consents by acceptance hereof. The terms of the Notes, the Parent Guarantee, the Subsidiary Issuer Guarantee and the other Guarantees are governed by the Indenture, and are subject to the terms and provisions contained therein, to all of which terms and provisions the holder of this Unit Certificate consents by acceptance hereof.

          Reference is made to the further provisions of this Unit Certificate contained herein, which will for all purposes have the same effect as if set forth at this place. Copies of the Indenture are on file at the office of the Company and the Subsidiary Issuer and are available to any holder on written request and without cost.

          The Notes, Parent Guarantee, the Subsidiary Issuer Guarantee and Guarantees represented by this Unit Certificate shall not be detachable or separately transferable at any time.

          If at any time, (i) the Depositary notifies the Company and the Subsidiary Issuer that it is unwilling or unable to continue as Depositary or if at any time the Depositary shall no longer be registered or in good standing under the Securities Exchange Act of 1934, as amended, or other applicable statute or regulation and a successor Depositary is not appointed by the Company and the Subsidiary Issuer within 90 days after the Company and the Subsidiary Issuer receive such notice or become aware of such condition, as the case may be, or (ii) an Event of Default has occurred and is continuing and the Registrar has received a request from the Depository to issue Physical Units, then in such event the Company and the Subsidiary Issuer will execute, and the Trustee will authenticate and deliver, Units in definitive registered form, in authorized denominations, and in an aggregate principal amount equal to the principal amount of this Global Security in exchange for this Global Security. Such Units in definitive registered form shall be registered in such names and issued in such authorized denominations as the Depositary, pursuant to instructions from its direct or indirect participants or otherwise, shall instruct the Trustee. The Trustee shall deliver such Units to the Persons in whose names such Global Securities are so registered.

          The Indenture and this Unit shall be governed by and construed in accordance with the laws of the State of New York.

          All terms used in this Unit which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

Dated:

                                          THE HOCKEY COMPANY

                                          By:
                                              ------------------------------
                                              Name:
                                              Title:

                                          By:
                                              ------------------------------
                                              Name:
                                              Title:

                                          SPORT MASKA INC.

                                          By:
                                              ------------------------------
                                              Name:
                                              Title:

                                          By:
                                              ------------------------------
                                              Name:
                                              Title:

                     TRUSTEE'S CERTIFICATE OF AUTHENTICATION

          This is one of the Units referred to in the within-mentioned
Indenture.

                                          THE BANK OF NEW YORK, as Trustee

Dated:                                    By:
                                              ------------------------------
                                              Authorized Signatory

                                 ASSIGNMENT FORM

          If you the Holder want to assign this Unit, fill in the form below and have your signature guaranteed:

I or we assign and transfer this Unit to:

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                  (Print or type name, address and zip code and social security or tax ID number of assignee)

and irrevocably appoint ________________________________________________________
agent to transfer this Unit on the books of the Company and the Subsidiary Issuer. The agent may substitute another to act for him.

Dated:                                    Signed:
       -------------                              ----------------------------
                                                  (Sign exactly as your name
                                                  appears on the other side of
                                                  this Unit)

Signature Guarantee:
                     --------------------------

          In connection with any transfer of this Unit occurring prior to the date which is the earlier of (i) the date of the declaration by the SEC of the effectiveness of a registration statement under the Securities Act of 1933, as amended (the "SECURITIES ACT"), covering resales of this Unit (which effectiveness shall not have been suspended or terminated at the date of the transfer) and (ii) April 3, 2004, the undersigned confirms that it has not utilized any general solicitation or general advertising in connection with the transfer and that this Unit is being transferred:

                                   [CHECK ONE]

(1) ______   to the Company or a subsidiary thereof; or

(2) ______   pursuant to and in compliance with Rule 144A under the Securities
             Act; or

(3) ______   to an institutional "accredited investor" (as defined
             in Rule 501(a)(1), (2), (3) or (7) under the Securities Act) that has furnished to the Trustee a signed letter containing certain representations and agreements (the form of which letter can be obtained from the Trustee); or

(4) ______   outside the United States to a person other than a "U.S. person" in compliance with Rule 904 of Regulation S under the Securities Act;
             or

(5) ______   pursuant to the exemption from registration provided by Rule 144 under the Securities Act; or

(6) ______   pursuant to an effective registration statement under the
             Securities Act.

Unless one of the boxes is checked, the Trustee will refuse to register any of the Units evidenced by this certificate in the name of any person other than the registered Holder thereof; PROVIDED that if box (3), (4) or (5) is checked, the Company, the Subsidiary Issuer or the Trustee may require, prior to registering any such transfer of the Units, in its sole discretion, such legal opinions, certifications (including an investment letter in the case of box (3) or (4)) and other information as the Trustee, the Subsidiary Issuer or the Company has reasonably requested to confirm that such transfer is being made pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act.

          If none of the foregoing boxes is checked, the Trustee or Registrar shall not be obligated to register this Unit in the name of any person other than the Holder hereof unless and until the conditions to any such transfer of registration set forth herein and in SECTION 2.15 of the Indenture shall have been satisfied.

Dated:                                    Signed:
       -------------                              ----------------------------
                                                  (Sign exactly as your name
                                                  appears on the other side of
                                                  this Unit)

Signature Guarantee:
                     --------------------------

              TO BE COMPLETED BY PURCHASER IF (2) ABOVE IS CHECKED

          The undersigned represents and warrants that it is purchasing this Unit for its own account or an account with respect to which it exercises sole investment discretion and that it and any such account is a "qualified institutional buyer" within the meaning of Rule 144A under the Securities Act and is aware that the sale to it is being made in reliance on Rule 144A and acknowledges that it has received such information regarding the Company and the Subsidiary Issuer as the undersigned has requested pursuant to Rule 144A or has determined not to request such information and that it is aware that the transferor is relying upon the undersigned's foregoing representations in order to claim the exemption from registration provided by Rule 144A.

Dated:
       -------------                      ------------------------------------
                                          NOTICE: To be executed by an executive
                                                  officer

                              [FORM OF PARENT NOTE]

THIS NOTE HAS NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND, ACCORDINGLY, NEITHER THIS NOTE NOR ANY INTEREST IN IT MAY BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED WITHIN THE UNITED STATES OR TO, OR FOR THE ACCOUNT OR BENEFIT OF, U.S. PERSONS WITHIN TWO YEARS AFTER THE ORIGINAL ISSUANCE OF THIS NOTE OR THE LAST DATE ON WHICH THIS UNIT OR ANY INTEREST THEREIN WAS HELD BY THE COMPANY, THE SUBSIDIARY ISSUER OR ANY AFFILIATE OF EITHER EXCEPT (A) TO THE HOCKEY COMPANY OR ANY SUBSIDIARY THEREOF, (B) INSIDE THE UNITED STATES TO A QUALIFIED INSTITUTIONAL BUYER IN COMPLIANCE WITH RULE 144A UNDER THE SECURITIES ACT, (C) INSIDE THE UNITED STATES TO AN INSTITUTIONAL ACCREDITED INVESTOR (AS DEFINED IN RULE 501(a)(1), (2), (3), OR (7) UNDER THE SECURITIES ACT (AN "ACCREDITED INVESTOR")) THAT, PRIOR TO SUCH TRANSFER, FURNISHES (OR HAS FURNISHED ON ITS BEHALF BY A U.S. BROKER-DEALER) TO THE TRUSTEE A SIGNED LETTER CONTAINING CERTAIN REPRESENTATIONS AND AGREEMENTS RELATING TO THE RESTRICTIONS ON TRANSFER OF THIS NOTE (THE FORM OF WHICH LETTER CAN BE OBTAINED FROM THE TRUSTEE FOR THIS NOTE), (D) OUTSIDE THE UNITED STATES IN AN OFFSHORE TRANSACTION IN COMPLIANCE WITH RULE 904 UNDER THE SECURITIES ACT (IF AVAILABLE), (E) PURSUANT TO THE EXEMPTION FROM REGISTRATION PROVIDED BY RULE 144 UNDER THE SECURITIES ACT (IF AVAILABLE) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT, THE HOLDER OF THIS NOTE AGREES THAT IT WILL GIVE TO EACH PERSON TO WHOM THIS NOTE OR AN INTEREST IN IT IS TRANSFERRED A NOTICE SUBSTANTIALLY TO THE EFFECT OF THIS LEGEND IN CONNECTION WITH ANY TRANSFER OF THIS NOTE WITHIN TWO YEARS AFTER THE ORIGINAL ISSUANCE OF THIS NOTE. AS USED HEREIN, THE TERMS "OFFSHORE TRANSACTION," "UNITED STATES" AND "U.S. PERSON" HAVE THE MEANING GIVEN TO THEM BY REGULATION S UNDER THE SECURITIES ACT.

                               THE HOCKEY COMPANY

                      11 1/4% SENIOR SECURED NOTE DUE 2009

No.                                                                         $

          The Hockey Company, a Delaware corporation (the "COMPANY," which term includes any successor entity), for value received promises to pay to or registered assigns the principal sum of Five Hundred Dollars (or such principal amount as may be set forth in the records of the Trustee hereinafter referred to in accordance with the Indenture) on April 15, 2009, and to pay interest thereon as hereinafter set forth.

          Interest Rate:  11 1/4%

          Interest Payment Dates: October 15 and April 15, beginning October 15, 2002

          Record Dates: October 1 and April 1

          Reference is made to the further provisions of this Note contained herein, which will for all purposes have the same effect as if set forth at this place.

          IN WITNESS WHEREOF, the Company has caused this Note to be signed manually or by facsimile by its duly authorized officers and a facsimile of its corporate seal to be affixed hereto or imprinted hereon.

                                          The Hockey Company

                                          By:
                                              ------------------------------
                                              Name:
                                              Title:

                                          By:
                                              ------------------------------
                                              Name:
Dated:                                        Title:

                      TRUSTEE CERTIFICATE OF AUTHENTICATION

          This is one of the 11 1/4% Senior Secured Notes due 2009 referred to in the within-mentionED Indenture.

                                          THE BANK OF NEW YORK, as Trustee

Dated:                                    By:
                                              ------------------------------
                                              Authorized Signatory

                              (REVERSE OF SECURITY)

                      11 1/4% Senior Secured Note due 2009

          1. NOT SEPARABLE. This Parent Note, together with the 11 1/4% Senior Secured Note due 2009 of Sport Maska Inc. (the "SUBSIDIARY ISSUER"), comprise a unit (each a "UNIT"). The Parent Notes and Subsidiary Issuer Notes are collectively referred to as the "NOTES." This Parent Note is not separable and not transferable except as a Unit.

          2. INTEREST. The Hockey Company, a Delaware corporation (the "COMPANY"), promises to pay interest on the principal amount of this Parent Note at the rate per annum shown above. Interest on the Parent Notes will accrue from the most recent date on which interest has been paid or, if no interest has been paid, from April 3, 2002. The Company will pay interest semi-annually in arrears on each Interest Payment Date, commencing October 15, 2002. Interest will be computed on the basis of a 360-day year comprised of twelve 30-day months.

          3. METHOD OF PAYMENT. The Company shall pay interest on the Parent Notes (except defaulted interest) to the Persons who are the registered Holders at the close of business on the Record Date immediately preceding the Interest Payment Date even if the Parent Notes are cancelled on registration of transfer or registration of exchange after such Record Date. Holders must surrender Parent Notes to a Paying Agent to collect principal payments. The Company shall pay principal and interest in money of the United States that at the time of payment is legal tender for payment of public and private debts ("U.S. LEGAL TENDER"). However, the Company may pay principal and interest by check payable in such U.S. Legal Tender. The Company may deliver any such interest payment to the Paying Agent or to a Holder at the Holder's registered address.

          4. PAYING AGENT AND REGISTRAR. Initially, The Bank of New York (the "TRUSTEE") will act as Paying Agent and Registrar. The Company may change any Paying Agent, Registrar or co-Registrar without notice to the Holders.

          5. INDENTURE. The Notes, Parent Guarantee, Subsidiary Issuer Guarantee and the other Guarantees were issued under an Indenture, dated as of April 3, 2002 (the "INDENTURE"), between the Company, the Subsidiary Issuer, the Guarantors and the Trustee. Capitalized terms herein are used as defined in the Indenture unless otherwise defined herein. The terms of the Parent Notes include those stated in the Indenture and those made part of the Indenture by reference to the Trust Indenture Act of 1939 (15 U.S. Code Sections 77aaa-77bbbb) (the "TIA"), as in effect on the date of the Indenture until such time as the Indenture is qualified under the TIA, and thereafter as in effect on the date on which the Indenture is qualified under the TIA. Notwithstanding anything to the contrary herein, the Parent Notes are subject to all such terms, and Holders of Units are referred to the Indenture and the TIA for a statement of them. The Parent Notes are senior secured obligations of the Company. Each Holder, by accepting a Parent Note, agrees to be bound by all of the terms and provisions of the Indenture, as the same may be amended from time to time.

          6.   REDEMPTION.

          (a) OPTIONAL REDEMPTION. The Notes will be redeemable, as Units, at the joint option of the Company and the Subsidiary Issuer, in whole or in part at any time or from time to time, on and after April 15, 2006, upon not less than 30 nor more than 60 days' notice, at the following redemption prices (expressed as percentages of the principal amount thereof) if redeemed during the twelve-month period commencing on April 15 of the year set forth below, plus, in each case, accrued interest thereon to the date of redemption:

           Year                                      Percentage
           ----                                      ----------
           2006......................................  105.625%
           2007......................................  102.813%
           2008 and thereafter.......................  100.000%

          (b) OPTIONAL REDEMPTION UPON EQUITY OFFERINGS. At any time, or from time to time, on or prior to April 15, 2005, the Company and the Subsidiary Issuer may, at their joint option, use an amount equal to the net cash proceeds of one or more Equity Offerings (as defined in the Indenture) to redeem up to 33 1/3% of the principal amount of their respective Notes, as Units, at a redemption price equal to 111.25% of the principal amount thereof plus accrued and unpaid interest thereon, if any, to the date of redemption; PROVIDED that at least 66 1/3% of the aggregate principal amount of Notes issued under the Indenture remains outstanding immediately after any such redemption. In order to effect the foregoing redemption with the proceeds of any Equity Offering, the Company and the Subsidiary Issuer shall make such redemption not more than 120 days after the consummation of any such Equity Offering.

          (c) TAX REDEMPTION. The Notes will be subject to redemption, as Units, at the joint option of the Issuers, as a whole but not in part, at any time upon not fewer than 30 nor more than 60 days' notice mailed to each Holder at the addresses appearing in the register at a redemption price equal to 100% of the principal amount of the Notes plus accrued interest to but excluding the Redemption Date if an Issuer has become or would become obligated to pay on the next date on which any amount would be payable under or with respect to the Notes, any Additional Amounts as a result of any change or amendment to the laws (or regulations promulgated thereunder) of Canada (or any subdivision thereof or by any authority or agency therein or thereof having power to tax), or any change in or amendment to any official position or administration or assessing practices regarding the application or interpretation of such laws or regulations, which change or amendment is announced or becomes effective on or after the Issue Date.

          7. NOTICE OF REDEMPTION. Notice of redemption will be mailed at least 30 days but not more than 60 days before the Redemption Date to each Holder of Units to be redeemed at such Holder's registered address. Units in denominations larger than $1,000 may be redeemed in part.

          8. OFFERS TO PURCHASE. SECTIONS 4.15 and 4.16 of the Indenture provide that after certain Asset Sales (as defined in the Indenture) and upon the occurrence of a Change of Control Triggering Event (as defined in the Indenture), and subject to further limitations contained therein, the Company and the Subsidiary Issuer will jointly make an offer to purchase certain amounts of the Notes, as Units, in accordance with the procedures set forth in the Indenture.

          9. REGISTRATION RIGHTS. Pursuant to the Registration Rights Agreement among the Company, the Subsidiary Issuer, the Guarantors and the Holders of the Initial Units, the Company and the Subsidiary Issuer will be obligated to consummate an exchange offer. Upon such exchange offering made, the Holder of a Unit shall have the right, subject to compliance with applicable securities laws, to exchange such Unit for Series B 11 1/4% Senior Secured Notes due 2009 (the "EXCHANGE UNITS"), which have been registered under the Securities Act, in like principal amount and having terms identical to the Initial Units as substitute evidence of indebtedness originally evidenced by the Initial Units. The Holders of the Initial Units shall be entitled to receive certain additional interest payments in the event such exchange offer is not consummated and upon certain other conditions, all pursuant to and in accordance with the terms of the Registration Rights Agreement.

          10. DENOMINATIONS; TRANSFER; EXCHANGE. The Parent Notes are in registered form, without coupons, in denominations of $500 and integral multiples thereof.

          11. PERSONS DEEMED OWNERS. The registered Holder of a Unit shall be treated as the owner of it and the Notes of which it is composed for all purposes.

          12. UNCLAIMED MONEY. If money for the payment of principal or interest remains unclaimed for two years, the Trustee and the Paying Agent may pay the money back to the Company and the Subsidiary Issuer. After that, all liability of the Trustee and such Paying Agent with respect to such money shall cease.

          13. DISCHARGE PRIOR TO REDEMPTION OR MATURITY. If the Company and the Subsidiary Issuer at any time deposit with the Trustee U.S. Legal Tender or U.S. Government Obligations sufficient to pay the principal of and interest on the Notes to redemption or maturity and comply with the other provisions of the Indenture relating thereto, the Company will be discharged from certain provisions of the Indenture and the Notes (including certain covenants, but excluding its obligation to pay the principal of and interest on the Notes).

          14. AMENDMENT; SUPPLEMENT; WAIVER. Subject to certain exceptions, the Indenture, the Notes or the Guarantees may be amended or supplemented with the written consent of the Holders of at least a majority in aggregate principal amount of the Notes then outstanding, and any existing Default or Event of Default or noncompliance with any provision may be waived with the written consent of the Holders of a majority in aggregate principal amount of the Notes then outstanding. Without notice to or consent of any Holder, the parties thereto may amend or supplement the Indenture, the Notes or the Guarantees to, among other things, cure any ambiguity, defect or inconsistency, provide for uncertificated Notes or Guarantees in addition to or in place of certificated Notes or Guarantees, comply with the TIA, or comply with Article Five of the Indenture or make any other change that does not adversely affect in any material respect the rights of any Holder of a Note.

          15. RESTRICTIVE COVENANTS. The Indenture imposes certain limitations on the ability of the Company, the Subsidiary Issuer and their Restricted Subsidiaries to, among other things, incur additional Indebtedness or Liens, make payments in respect of their Capital Stock or certain Indebtedness, enter into transactions with Affiliates, create dividend or other payment restrictions affecting Subsidiaries, merge or consolidate with any other Person, sell, assign, transfer, lease, convey or otherwise dispose of all or substantially all of its assets or adopt a plan of liquidation. Such limitations are subject to a number of important qualifications and exceptions. The Company and the Subsidiary Issuer must annually report to the Trustee on compliance with such limitations.

          16. SUCCESSORS. When a successor assumes, in accordance with the Indenture, all the obligations of its predecessor under the Notes, the Guarantees and the Indenture, the predecessor will be released from those obligations.

          17. DEFAULTS AND REMEDIES. If an Event of Default occurs and is continuing, the Trustee or the Holders of at least 25% in aggregate principal amount of Notes then outstanding may declare all the Notes to be due and payable in the manner, at the time and with the effect provided in the Indenture. Holders of Notes may not enforce the Indenture except as provided in the Indenture. The Trustee is not obligated to enforce the Indenture or the Notes unless it has received indemnity satisfactory to it. The Indenture permits, subject to certain limitations therein provided, Holders of a majority in aggregate principal amount of the Notes then outstanding to direct the Trustee in its exercise of any trust or power. The Trustee may withhold from Holders of Notes notice of any continuing Default or Event of Default (except a Default in payment of principal or interest) if it determines that withholding notice is in their interest.

          18. TRUSTEE DEALINGS WITH COMPANY. The Trustee under the Indenture, in its individual or any other capacity, may become the owner or pledgee of Notes and may otherwise deal with the Company, its Subsidiaries or their respective Affiliates as if it were not the Trustee.

          19. NO RECOURSE AGAINST OTHERS. No past, present or future stockholder, director, officer, employee or incorporator, as such, of the Company or the Guarantors shall have any liability for any obligation of the Company under the Notes, the Guarantees or the Indenture or for any claim based on, in respect of or by reason of such obligations or their creation. Each Holder of a Note by accepting a Note waives and releases all such liability. The waiver and release are part of the consideration for the issuance of the Notes.

          20. GUARANTEES. Payment of principal and interest (including interest on overdue principal and overdue interest, if lawful) is unconditionally guaranteed, jointly and severally, by each of the Guarantors.

          21. AUTHENTICATION. This Note shall not be valid until the Trustee or Authenticating Agent manually signs the certificate of authentication on this Note.

          22. GOVERNING LAW. The laws of the State of New York shall govern this Note, the Guarantees and the Indenture, without regard to principles of conflict of laws.

          23. ABBREVIATIONS AND DEFINED TERMS. Customary abbreviations may be used in the name of a Holder of a Note or an assignee, such as: TEN COM (= tenants in common),

TEN ENT (= tenants by the entireties), JT TEN (= joint tenants with right of survivorship and not as tenants in common), CUST (Custodian), and U/G/M/A
(= Uniform Gifts to Minors Act).

          The Company will furnish to any Holder of a Parent Note upon written request and without charge a copy of the Indenture. Requests may be made to: The Hockey Company, 3500 Boulevard de Maisonneuve, Suite 800, Montreal, Quebec, Canada H3Z 3C1, Attn: Chief Executive Officer.

                                FORM OF GUARANTEE

          [Name of Guarantor] and its successors under the Indenture, jointly and severally with any other Guarantors, hereby irrevocably and unconditionally guarantees, on an unsecured senior basis, (i) the due and punctual payment of the principal of, premium, if any, and interest on the Notes, whether at maturity, by acceleration or otherwise, the due and punctual payment of interest on the overdue principal of and interest, if any, on the Notes, to the extent lawful, and the due and punctual performance of all other obligations of The Hockey Company (the "COMPANY") to the Holders or the Trustee all in accordance with the terms set forth in Article Ten of the Indenture, (ii) in case of any extension of time of payment or renewal of any Notes or any of such other obligations, that the same will be promptly paid in full when due or performed in accordance with the terms of the extension or renewal, whether at stated maturity, by acceleration or otherwise and (iii) has agreed to pay any and all costs and expenses (including reasonable attorneys' fees) incurred by the Trustee or any Holder in enforcing any rights under this Guarantee. Capitalized terms used herein have the meanings assigned to them in the Indenture unless otherwise indicated.

          No stockholder, employee, officer, director or incorporator, as such, past, present or future, of [name of Guarantor] shall have any personal liability under this Guarantee by reason of his or its status as such stockholder, employee, officer, director or incorporator. Each Holder by accepting this Guarantee waives and releases all such liability. The waiver and release are part of the consideration for issuance of the Notes and Guarantees. This Guarantee shall be binding upon [name of Guarantor] and its successors and assigns and shall inure to the benefit of the successors and assigns of the Trustee and the Holders and, in the event of any transfer or assignment of rights by any Holder or the Trustee, the rights and privileges herein conferred upon that party shall automatically extend to and be vested in such transferee or assignee, all subject to the terms and conditions hereof.

          This Guarantee shall not be valid or obligatory for any purpose until the certificate of authentication on the Note upon which this Guarantee is noted shall have been executed by the Trustee under the Indenture by the manual signature of one of its authorized officers.

          THE TERMS OF ARTICLE TEN OF THE INDENTURE ARE INCORPORATED HEREIN BY REFERENCE.

          This Guarantee shall be governed by and construed in accordance with the laws of the State of New York.

                                          [NAME OF GUARANTOR]

                                          By:
                                              ------------------------------
                                               Name:
                                               Title:

                      [OPTION OF HOLDER TO ELECT PURCHASE]

          If you want to elect to have this Note purchased by the Company pursuant to SECTION 4.15 or SECTION 4.16 of the Indenture, check the appropriate box:

               SECTION 4.15  [      ]
               SECTION 4.16  [      ]

          If you want to elect to have only part of this Note purchased by the Company pursuant to SECTION 4.15 or SECTION 4.16 of the Indenture, state the amount you elect to have purchased:

$
  -----------------------

Dated:
       -------------                      ------------------------------------
                                          NOTICE:  The signature on this
                                                   assignment must correspond
                                                   with the name as it appears
                                                   upon the face of the within
                                                   Note in every particular
                                                   without alteration or
                                                   enlargement or any change
                                                   whatsoever and be guaranteed
                                                   by the endorser's bank or
                                                   broker.

                                          Signature Guarantee:
                                                               ---------------

                        [FORM OF SUBSIDIARY ISSUER NOTE]

THIS NOTE HAS NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND, ACCORDINGLY, WITHIN THIS NOTE NOR ANY INTEREST IN IT MAY BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED WITHIN THE UNITED STATES OR TO, OR FOR THE ACCOUNT OR BENEFIT OF, U.S. PERSONS WITHIN TWO YEARS AFTER THE ORIGINAL ISSUANCE OF THIS NOTE OR THE LAST DATE ON WHICH THIS UNIT OR ANY INTEREST THEREIN WAS HELD BY THE COMPANY, THE SUBSIDIARY ISSUER OR ANY AFFILIATE OF EITHER EXCEPT (A) TO SPORT MASKA INC. OR ANY SUBSIDIARY THEREOF, (B) INSIDE THE UNITED STATES TO A QUALIFIED INSTITUTIONAL BUYER IN COMPLIANCE WITH RULE 144A UNDER THE SECURITIES ACT, (C) INSIDE THE UNITED STATES TO AN INSTITUTIONAL ACCREDITED INVESTOR (AS DEFINED IN RULE 501(a)(1), (2), (3), OR (7) UNDER THE SECURITIES ACT (AN "ACCREDITED INVESTOR")) THAT, PRIOR TO SUCH TRANSFER, FURNISHES (OR HAS FURNISHED ON ITS BEHALF BY A U.S. BROKER-DEALER) TO THE TRUSTEE A SIGNED LETTER CONTAINING CERTAIN REPRESENTATIONS AND AGREEMENTS RELATING TO THE RESTRICTIONS ON TRANSFER OF THIS NOTE (THE FORM OF WHICH LETTER CAN BE OBTAINED FROM THE TRUSTEE FOR THIS NOTE), (D) OUTSIDE THE UNITED STATES IN AN OFFSHORE TRANSACTION IN COMPLIANCE WITH RULE 904 UNDER THE SECURITIES ACT (IF AVAILABLE), (E) PURSUANT TO THE EXEMPTION FROM REGISTRATION PROVIDED BY RULE 144 UNDER THE SECURITIES ACT (IF AVAILABLE) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT, THE HOLDER OF THIS NOTE AGREES THAT IT WILL GIVE TO EACH PERSON TO WHOM THIS NOTE OR AN INTEREST IN IT IS TRANSFERRED A NOTICE SUBSTANTIALLY TO THE EFFECT OF THIS LEGEND IN CONNECTION WITH ANY TRANSFER OF THIS NOTE WITHIN TWO YEARS AFTER THE ORIGINAL ISSUANCE OF THIS NOTE. AS USED HEREIN, THE TERMS "OFFSHORE TRANSACTION," "UNITED STATES" AND "U.S. PERSON" HAVE THE MEANING GIVEN TO THEM BY REGULATION S UNDER THE SECURITIES ACT.

                                SPORT MASKA INC.

                      11 1/4% SENIOR SECURED NOTE DUE 2009

No.                                                                         $

          Sport Maska Inc., a New Brunswick corporation (the "COMPANY," which term includes any successor entity), for value received promises to pay to or registered assigns the principal sum of Five Hundred Dollars (or such principal amount as may be set forth in the records of the Trustee hereinafter referred to in accordance with the Indenture) on April 15, 2009.

          Interest Rate: 11 1/4%

          Interest Payment Dates: October 15 and April 15, beginning on October 15, 2002

          Record Dates: October 1 and April 1

          Reference is made to the further provisions of this Note contained herein, which will for all purposes have the same effect as if set forth at this place.

          IN WITNESS WHEREOF, the Company has caused this Note to be signed manually or by facsimile by its duly authorized officers and a facsimile of its corporate seal to be affixed hereto or imprinted hereon.

                                          Sport Maska Inc.

                                          By:
                                              ------------------------------
                                              Name:
                                              Title:

                                          By:
                                              ------------------------------
                                              Name:
Dated:                                        Title:

                      TRUSTEE CERTIFICATE OF AUTHENTICATION

          This is one of the 11 1/4% Senior Secured Notes due 2009 referred to in the within-mentionED Indenture.

                                          THE BANK OF NEW YORK, as Trustee

Dated:                                    By:
                                              -------------------------------
                                              Authorized Signatory

                              (REVERSE OF SECURITY)

                      11 1/4% Senior Secured Note due 2009

          1.   NOT SEPARABLE. This Subsidiary Issuer Note, together with the
11 1/4% Senior Secured Note due 2009 of The Hockey Company (the "COMPANY"), comprise a unit (each a "UNIT"). The Subsidiary Issuer Notes and Parent Notes are collectively referred to as the "Notes." This Subsidiary Issuer Note is not separable and not transferable except as a Unit.

          2. INTEREST. Sport Maska Inc., a New Brunswick corporation (the "SPORT MASKA"), promises to pay interest on the principal amount of this Subsidiary Issuer Note at the rate per annum shown above. Interest on the Subsidiary Issuer Notes will accrue from the most recent date on which interest has been paid or, if no interest has been paid, from April 3, 2002. Sport Maska will pay interest semi-annually in arrears on each Interest Payment Date, commencing October 15, 2002. Interest will be computed on the basis of a 360-day year comprised of twelve 30-day months.

          3. METHOD OF PAYMENT. Sport Maska shall pay interest on the Subsidiary Issuer Notes (except defaulted interest) to the Persons who are the registered Holders at the close of business on the Record Date immediately preceding the Interest Payment Date even if the Subsidiary Issuer Notes are cancelled on registration of transfer or registration of exchange after such Record Date. Holders must surrender Subsidiary Issuer Notes to a Paying Agent to collect principal payments. Sport Maska shall pay principal and interest in money of the United States that at the time of payment is legal tender for payment of public and private debts ("U.S. LEGAL TENDER"). However, Sport Maska may pay principal and interest by its check payable in such U.S. Legal Tender. Sport Maska may deliver any such interest payment to the Paying Agent or to a Holder at the Holder's registered address.

          4. PAYING AGENT AND REGISTRAR. Initially, The Bank of New York (the "TRUSTEE") will act as Paying Agent and Registrar. Parent and Sport Maska may change any Paying Agent, Registrar or co-Registrar without notice to the Holders.

          5. INDENTURE. The Notes, Parent Guarantees and Guarantees were issued under an Indenture, dated as of April 3, 2002 (the "INDENTURE"), between the Company, the Subsidiary Issuer, the Guarantors and the Trustee. Capitalized terms herein are used as defined in the Indenture unless otherwise defined herein. The terms of the Subsidiary Issuer Notes include those stated in the Indenture and those made part of the Indenture by reference to the Trust Indenture Act of 1939 (15 U.S. Code Sections 77aaa-77bbbb) (the "TIA"), as in effect on the date of the Indenture until such time as the Indenture is qualified under the TIA, and thereafter as in effect on the date on which the Indenture is qualified under the TIA. Notwithstanding anything to the contrary herein, the Subsidiary Issuer Notes are subject to all such terms, and Holders of Units are referred to the Indenture and the TIA for a statement of them. The Subsidiary Issuer Notes are senior secured obligations of the Sport Maska Inc.. Each Holder, by accepting a Subsidiary Issuer Note, agrees to be bound by all of the terms and provisions of the Indenture, as the same may be amended from time to time.

          6.   REDEMPTION.

          (a) OPTIONAL REDEMPTION. The Notes will be redeemable, as Units, at the joint option of the Company and Sport Maska, in whole or in part at any time or from time to time, on and after April 15, 2006, upon not less than 30 nor more than 60 days' notice, at the following redemption prices (expressed as percentages of the principal amount thereof) if redeemed during the twelve-month period commencing on April 15 of the year set forth below, plus, in each case, accrued interest thereon to the date of redemption:

          Year                                       Percentage
          ----                                       ----------
          2006......................................   105.625%
          2007......................................   102.813%
          2008 and thereafter.......................   100.000%

          (b) OPTIONAL REDEMPTION UPON EQUITY OFFERINGS. At any time, or from time to time, on or prior to April 15, 2005, the Company and the Sport Maska may, at their joint option, use an amount equal to the net cash proceeds of one or more Equity Offerings (as defined in the Indenture) to redeem up to 33 1/3% of the principal amount of their respective Notes, as Units, at a redemption price equal to 111.25% of the principal amount thereof plus accrued and unpaid interest thereon, if any, to the date of redemption; PROVIDED that at least
66 2/3% of the aggregate principal amount of Notes issued under the Indenture remains outstanding immediately after any such redemption. In order to effect the foregoing redemption with the proceeds of any Equity Offering, the Company and Sport Maska shall make such redemption not more than 120 days after the consummation of any such Equity Offering.

          (c) TAX REDEMPTION. The Notes will be subject to redemption, as Units, at the joint option of the Issuers, as a whole but not in part, at any time upon not fewer than 30 nor more than 60 days' notice mailed to each Holder at the addresses appearing in the register at a redemption price equal to 100% of the principal amount of the Notes plus accrued interest to but excluding the Redemption Date if an Issuer has become or would become obligated to pay on the next date on which any amount would be payable under or with respect to the Notes, any Additional Amounts as a result of any change or amendment to the laws (or regulations promulgated thereunder) of Canada (or any subdivision thereof or by any authority or agency therein or thereof having power to tax), or any change in or amendment to any official position or administration or assessing practices regarding the application or interpretation of such laws or regulations, which change or amendment is announced or becomes effective on or after the Issue Date.

          7. NOTICE OF REDEMPTION. Notice of redemption will be mailed at least 30 days but not more than 60 days before the Redemption Date to each Holder of Units to be redeemed at such Holder's registered address. Units in denominations larger than $1,000 may be redeemed in part.

          8. OFFERS TO PURCHASE. SECTIONS 4.15 and 4.16 of the Indenture provide that after certain Asset Sales (as defined in the Indenture) and upon the occurrence of a Change of Control Triggering Event (as defined in the Indenture), and subject to further limitations contained therein, Sport Maska and the Company will jointly make an offer to purchase certain amounts of the Notes, as Units, in accordance with the procedures set forth in the Indenture.

          9. REGISTRATION RIGHTS. Pursuant to the Registration Rights Agreement among the Company, Sport Maska, the Guarantors and the Holders of the Initial Units, the Company and Sport Maska will be obligated to consummate an exchange offer. Upon such exchange offer being made, the Holder of a Unit shall have the right, subject to compliance with applicable securities laws, to exchange such Unit for Series B 11 1/4% Senior Secured Notes due 2009 (the "EXCHANGE UNITS"), which have been registered under the Securities Act, in like principal amount and having terms identical to the Initial Units as substitute evidence of indebtedness originally evidenced by the Initial Units. The Holders of the Initial Units shall be entitled to receive certain additional interest payments in the event such exchange offer is not consummated and upon certain other conditions, all pursuant to and in accordance with the terms of the Registration Rights Agreement.

          10. DENOMINATIONS; TRANSFER; EXCHANGE. The Subsidiary Issuer Notes are in registered form, without coupons, in denominations of $500 and integral multiples thereof.

          11. PERSONS DEEMED OWNERS. The registered Holder of a Unit shall be treated as the owner of it for all purposes.

          12. UNCLAIMED MONEY. If money for the payment of principal or interest remains unclaimed for two years, the Trustee and the Paying Agent will pay the money back to Sport Maska. After that, all liability of the Trustee and such Paying Agent with respect to such money shall cease.

          13. DISCHARGE PRIOR TO REDEMPTION OR MATURITY. If the Company and Sport Maska at any time deposit with the Trustee U.S. Legal Tender or U.S. Government Obligations sufficient to pay the principal of and interest on the Notes to redemption or maturity and comply with the other provisions of the Indenture relating thereto, Sport Maska will be discharged from certain provisions of the Indenture and the Notes (including certain covenants, but excluding its obligation to pay the principal of and interest on the Notes).

          14. AMENDMENT; SUPPLEMENT; WAIVER. Subject to certain exceptions, the Indenture, the Notes or the Guarantees may be amended or supplemented with the written consent of the Holders of at least a majority in aggregate principal amount of the Notes then outstanding, and any existing Default or Event of Default or noncompliance with any provision may be waived with the written consent of the Holders of a majority in aggregate principal amount of the Notes then outstanding. Without notice to or consent of any Holder, the parties thereto may amend or supplement the Indenture, the Notes or the Guarantees to, among other things, cure any ambiguity, defect or inconsistency, provide for uncertificated Notes or Guarantees in addition to or in place of certificated Notes or Guarantees, comply with the TIA, or comply with Article Five of the Indenture or make any other change that does not adversely affect in any material respect the rights of any Holder of a Note.

          15. RESTRICTIVE COVENANTS. The Indenture imposes certain limitations on the ability of the Company, the Subsidiary Issuer and their Restricted Subsidiaries to, among other things, incur additional Indebtedness or Liens, make payments in respect of their Capital Stock or certain Indebtedness, enter into transactions with Affiliates, create dividend or other payment restrictions affecting Subsidiaries, merge or consolidate with any other Person, sell, assign, transfer, lease, convey or otherwise dispose of all or substantially all of its assets or adopt a plan of liquidation. Such limitations are subject to a number of important qualifications and exceptions. The Company and the Subsidiary Issuer must annually report to the Trustee on compliance with such limitations.

          16. SUCCESSORS. When a successor assumes, in accordance with the Indenture, all the obligations of its predecessor under the Notes, the Guarantees and the Indenture, the predecessor will be released from those obligations.

          17. DEFAULTS AND REMEDIES. If an Event of Default occurs and is continuing, the Trustee or the Holders of at least 25% in aggregate principal amount of Notes then outstanding may declare all the Notes to be due and payable in the manner, at the time and with the effect provided in the Indenture. Holders of Notes may not enforce the Indenture or the Notes except as provided in the Indenture. The Trustee is not obligated to enforce the Indenture or the Notes unless it has received indemnity reasonably satisfactory to it. The Indenture permits, subject to certain limitations therein provided, Holders of a majority in aggregate principal amount of the Notes then outstanding to direct the Trustee in its exercise of any trust or power. The Trustee may withhold from Holders of Notes notice of any continuing Default or Event of Default (except a Default in payment of principal or interest) if it determines that withholding notice is in their interest.

          18. TRUSTEE DEALINGS WITH COMPANY. The Trustee under the Indenture, in its individual or any other capacity, may become the owner or pledgee of Notes and may otherwise deal with the Company, its Subsidiaries or their respective Affiliates as if it were not the Trustee.

          19. NO RECOURSE AGAINST OTHERS. No past, present or future stockholder, director, officer, employee or incorporator, as such, of the Company or the Guarantors shall have any liability for any obligation of the Company under the Notes, the Guarantees or the Indenture or for any claim based on, in respect of or by reason of such obligations or their creation. Each Holder of a Note by accepting a Note waives and releases all such liability. The waiver and release are part of the consideration for the issuance of the Notes.

          20. GUARANTEES. Payment of principal and interest (including interest on overdue principal and overdue interest, if lawful) is unconditionally guaranteed, jointly and severally, by each of the Guarantors.

          21. AUTHENTICATION. This Note shall not be valid until the Trustee or Authenticating Agent manually signs the certificate of authentication on this Note.

          22. GOVERNING LAW. The laws of the State of New York shall govern this Note, the Guarantees and the Indenture, without regard to principles of conflict of laws.

          23. ABBREVIATIONS AND DEFINED TERMS. Customary abbreviations may be used in the name of a Holder of a Note or an assignee, such as: TEN COM
(= tenants in common),

TEN ENT (= tenants by the entireties), JT TEN (= joint tenants with right of survivorship and not as tenants in common), CUST (Custodian), and U/G/M/A
(= Uniform Gifts to Minors Act).

          The Company will furnish to any Holder of a Subsidiary Issuer Note upon written request and without charge a copy of the Indenture. Requests may be made to: Sport Maska Inc., 3500 Boulevard de Maisonneuve, Suite 800, Montreal, Quebec, Canada H3Z 3C1, Attn: Chief Executive Officer.

                                FORM OF GUARANTEE

          [Name of Guarantor] and its successors under the Indenture, jointly and severally with any other Guarantors, hereby irrevocably and unconditionally guarantees, on a senior secured basis, (i) the due and punctual payment of the principal of, premium, if any, and interest on the Subsidiary Issuer Notes, whether at maturity, by acceleration or otherwise, the due and punctual payment of interest on the overdue principal of and interest, if any, on the Subsidiary Issuer Notes, to the extent lawful, and the due and punctual performance of all other obligations of Sport Maska Inc. (the "COMPANY") to the Holders or the Trustee all in accordance with the terms set forth in Article Ten of the Indenture, (ii) in case of any extension of time of payment or renewal of any Subsidiary Issuer Notes or any of such other obligations, that the same will be promptly paid in full when due or performed in accordance with the terms of the extension or renewal, whether at stated maturity, by acceleration or otherwise and (iii) has agreed to pay any and all costs and expenses (including reasonable attorneys' fees) incurred by the Trustee or any Holder in enforcing any rights under this Guarantee. Capitalized terms used herein have the meanings assigned to them in the Indenture unless otherwise indicated.

          No stockholder, employee, officer, director or incorporator, as such, past, present or future, of [name of Guarantor] shall have any personal liability under this Guarantee by reason of his or its status as such stockholder, employee, officer, director or incorporator. Each Holder by accepting this Guarantee waives and releases all such liability. The waiver and release are part of the consideration for issuance of the Subsidiary Issuer Notes and Guarantees. This Guarantee shall be binding upon [name of Guarantor] and its successors and assigns and shall inure to the benefit of the successors and assigns of the Trustee and the Holders and, in the event of any transfer or assignment of rights by any Holder or the Trustee, the rights and privileges herein conferred upon that party shall automatically extend to and be vested in such transferee or assignee, all subject to the terms and conditions hereof.

          This Guarantee shall not be valid or obligatory for any purpose until the certificate of authentication on the Subsidiary Issuer Note upon which this Guarantee is noted shall have been executed by the Trustee under the Indenture by the manual signature of one of its authorized officers.

          THE TERMS OF ARTICLE TEN OF THE INDENTURE ARE INCORPORATED HEREIN BY REFERENCE.

          This Guarantee shall be governed by and construed in accordance with the laws of the State of New York.

                                          [NAME OF GUARANTOR]

                                          By:
                                              -------------------------------
                                               Name:
                                               Title:

                      [OPTION OF HOLDER TO ELECT PURCHASE]

          If you want to elect to have this Note purchased by the Company pursuant to SECTION 4.15 or SECTION 4.16 of the Indenture, check the appropriate box:

               SECTION 4.15  [    ]
               SECTION 4.16  [    ]

          If you want to elect to have only part of this Note purchased by the Company pursuant to SECTION 4.15 or SECTION 4.16 of the Indenture, state the amount you elect to have purchased:

$
  ------------------------

Dated:
       -------------                      ------------------------------------
                                          NOTICE:  The signature on this
                                                   assignment must correspond
                                                   with the name as it appears
                                                   upon the face of the within
                                                   Note in every particular
                                                   without alteration or
                                                   enlargement or any change
                                                   whatsoever and be guaranteed
                                                   by the endorser's bank or
                                                   broker.

                                            Signature Guarantee:
                                                                --------------

                                                                       EXHIBIT B

                                 [FORM OF UNIT]

     THIS UNIT IS A GLOBAL UNIT WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITORY OR A NOMINEE THEREOF. THIS UNIT MAY NOT BE EXCHANGED IN WHOLE OR IN PART FOR A UNIT REGISTERED, AND NO TRANSFER OF THIS UNIT IN WHOLE OR IN PART MAY BE REGISTERED, IN THE NAME OF ANY PERSON OTHER THAN SUCH DEPOSITARY OR A NOMINEE THEREOF, EXCEPT IN THE LIMITED CIRCUMSTANCES SET FORTH IN THE INDENTURE.

     UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY ("DTC"), TO THE HOCKEY COMPANY AND THE SUBSIDIARY ISSUER OR THEIR AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT HEREON IS MADE TO CEDE & CO. OR SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

                     THE HOCKEY COMPANY AND SPORT MASKA INC.

                               Units Consisting of
    $500 principal amount 11 1/4% Senior Secured Notes of The Hockey Company due 2009 and $500 principal amount 11 1/4% Senior Secured Notes of
                            Sport Maska Inc. due 2009

No. ___
CUSIP No. _________                                Certificate for _______ Units

          Each of The Hockey Company, a Delaware corporation (the "COMPANY"), which term includes any successor corporation, and Sport Maska Inc., a New Brunswick corporation (the "SUBSIDIARY ISSUER"), which term includes any
successor corporation, hereby certifies that                 is the owner of
               Units as described above, transferable only on the books of the Company and the Subsidiary Issuer by the holder thereof in person or by his or her duly authorized attorney on surrender of this Certificate properly endorsed. Each Unit consists of $500 principal amount of 11 1/4% Senior Secured Notes due 2009 of the Company and $500 principal amount of 11 1/4% Senior Secured Notes due 2009 of the Subsidiary Issuer (together, the "NOTES"). This Unit is issued pursuant to the Indenture, dated as of April 3, 2002 among the Company, the Subsidiary Issuer, the Guarantors and The Bank of New York, as Trustee, (the "INDENTURE") and is subject to the terms and provisions contained therein, to all of which terms and provisions the holder of this Unit Certificate consents by acceptance hereof. The terms of the Notes, the Parent Guarantee, the Subsidiary Issuer Guarantee and the other Guarantees are governed by the Indenture, and are subject to the terms and provisions contained therein, to all of which terms and provisions the holder of this Unit Certificate consents by acceptance hereof.

          Reference is made to the further provisions of this Unit Certificate contained herein, which will for all purposes have the same effect as if set forth at this place. Copies of the Indenture are on file at the office of the Company and the Subsidiary Issuer and are available to any holder on written request and without cost.

          The Notes, Parent Guarantee, the Subsidiary Issuer Guarantee and Guarantees represented by this Unit Certificate shall not be detachable or separately transferable at any time.

          If at any time, (i) the Depositary notifies the Company and the Subsidiary Issuer that it is unwilling or unable to continue as Depositary or if at any time the Depositary shall no longer be registered or in good standing under the Securities Exchange Act of 1934, as amended, or other applicable statute or regulation and a successor Depositary is not appointed by the Company and the Subsidiary Issuer within 90 days after the Company and the Subsidiary Issuer receive such notice or become aware of such condition, as the case may be, or (ii) an Event of Default has occurred and is continuing and the Registrar has received a request from the Depository to issue Physical Units, then in such event the Company and the Subsidiary Issuer will execute, and the Trustee will authenticate and deliver, Units in definitive registered form, in authorized denominations, and in an aggregate principal amount equal to the principal amount of this Global Security in exchange for this Global Security. Such Units in definitive registered form shall be registered in such names and issued in such authorized denominations as the Depositary, pursuant to instructions from its direct or indirect participants or otherwise, shall instruct the Trustee. The Trustee shall deliver such Units to the Persons in whose names such Global Securities are so registered.

          The Indenture and this Unit shall be governed by and construed in accordance with the laws of the State of New York.

          All terms used in this Unit which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

Dated:

                                          THE HOCKEY COMPANY

                                          By:
                                             --------------------------
                                            Name:
                                            Title:

                                          By:
                                             --------------------------
                                            Name:
                                            Title:

                                          SPORT MASKA INC.

                                          By:
                                             --------------------------
                                            Name:
                                            Title:

                                          By:
                                             --------------------------
                                            Name:
                                            Title:

                     TRUSTEE'S CERTIFICATE OF AUTHENTICATION

          This is one of the Units referred to in the within-mentioned
Indenture.

                                          THE BANK OF NEW YORK, as Trustee

Dated:                                    By:
                                             --------------------------
                                             Authorized Signatory

                                 ASSIGNMENT FORM

          If you the Holder want to assign this Unit, fill in the form below and have your signature guaranteed:

I or we assign and transfer this Unit to:

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                  (Print or type name, address and zip code and social security or tax ID number of assignee)

and irrevocably appoint ________________________________________________________
agent to transfer this Unit on the books of the Company and the Subsidiary Issuer. The agent may substitute another to act for him.

Dated:                              Signed:
      ------------                         -------------------------------------
                                           (Sign exactly as your name appears on
                                            the other side of this Unit)

Signature Guarantee:
                    -----------------------------

                               THE HOCKEY COMPANY

                      11 1/4% SENIOR SECURED NOTE DUE 2009

No.                                                                         $

          The Hockey Company, a Delaware corporation (the "Company," which term includes any successor entity), for value received promises to pay to or registered assigns the principal sum of Five Hundred Dollars (or such principal amount as may be set forth in the records of the Trustee hereinafter referred to in accordance with the Indenture) on April 15, 2009.

          Interest Rate: 11 1/4%

          Interest Payment Dates: October 15 and April 15, beginning on October 15, 2002

          Record Dates: October 1 and April 1

          Reference is made to the further provisions of this Note contained herein, which will for all purposes have the same effect as if set forth at this place.

          IN WITNESS WHEREOF, the Company has caused this Note to be signed manually or by facsimile by its duly authorized officers and a facsimile of its corporate seal to be affixed hereto or imprinted hereon.

                                          The Hockey Company

                                          By:
                                             -----------------------------------
                                          Name:
                                          Title:

                                          By:
                                             -----------------------------------
                                          Name:
Dated:                                    Title:

                      TRUSTEE CERTIFICATE OF AUTHENTICATION

          This is one of the 11 1/4% Senior Secured Notes due 2009 referred to in the within-mentioned Indenture.

                                          THE BANK OF NEW YORK, as Trustee

Dated:                                    By:
                                             -----------------------------------
                                             Authorized Signatory

                              (REVERSE OF SECURITY)

                      11 1/4% Senior Secured Note due 2009

          1. NOT SEPARABLE. This Parent Note, together with the 11 1/4% Senior Secured Note due 2009 of Sport Maska Inc. (the "SUBSIDIARY ISSUER"), comprise a unit (each a "UNIT"). The Parent Notes and Subsidiary Issuer Notes are collectively referred to as the "Notes." This Parent Note is not separable and not transferable except as a Unit.

          2. INTEREST. The Hockey Company, a Delaware corporation (the "COMPANY"), promises to pay interest on the principal amount of this Parent Note at the rate per annum shown above. Interest on the Parent Notes will accrue from the most recent date on which interest has been paid or, if no interest has been paid, from April 3, 2002. The Company will pay interest semi-annually in arrears on each Interest Payment Date, commencing October 15, 2002. Interest will be computed on the basis of a 360-day year comprised of twelve 30-day months.

          3. METHOD OF PAYMENT. The Company shall pay interest on the Parent Notes (except defaulted interest) to the Persons who are the registered Holders at the close of business on the Record Date immediately preceding the Interest Payment Date even if the Parent Notes are cancelled on registration of transfer or registration of exchange after such Record Date. Holders must surrender Parent Notes to a Paying Agent to collect principal payments. The Company shall pay principal and interest in money of the United States that at the time of payment is legal tender for payment of public and private debts ("U.S. LEGAL TENDER"). However, the Company may pay principal and interest by its check payable in such U.S. Legal Tender. The Company may deliver any such interest payment to the Paying Agent or to a Holder at the Holder's registered address.

          4. PAYING AGENT AND REGISTRAR. Initially, The Bank of New York (the "TRUSTEE") will act as Paying Agent and Registrar. The Company may change any Paying Agent, Registrar or co-Registrar without notice to the Holders.

          5. INDENTURE. The Notes, Parent Guarantees and Guarantees were issued under an Indenture, dated as of April 3, 2002 (the "INDENTURE"), between the Company, the Subsidiary Issuer, the Guarantors and the Trustee. Capitalized terms herein are used as defined in the Indenture unless otherwise defined herein. The terms of the Parent Notes include those stated in the Indenture and those made part of the Indenture by reference to the Trust Indenture Act of 1939 (15 U.S. Code Sections 77aaa-77bbbb) (the "TIA"), as in effect on the date of the Indenture until such time as the Indenture is qualified under the TIA, and thereafter as in effect on the date on which the Indenture is qualified under the TIA. Notwithstanding anything to the contrary herein, the Parent Notes are subject to all such terms, and Holders of Units are referred to the Indenture and the TIA for a statement of them. The Parent Notes are senior secured obligations of the Company. Each Holder, by accepting a Parent Note, agrees to be bound by all of the terms and provisions of the Indenture, as the same may be amended from time to time.

          6.   REDEMPTION.

          (a) OPTIONAL REDEMPTION. The Notes will be redeemable, as Units, at the joint option of the Company and the Subsidiary Issuer, in whole or in part at any time or from time to time, on and after April 15, 2006, upon not less than 30 nor more than 60 days' notice, at the following redemption prices (expressed as percentages of the principal amount thereof) if redeemed during the twelve-month period commencing on April 15 of the year set forth below, plus, in each case, accrued interest thereon to the date of redemption:

            Year                                       Percentage
            ----                                       ----------
            2006.....................................     105.625%
            2007.....................................     102.813%
            2008 and thereafter......................     100.000%

          (b) OPTIONAL REDEMPTION UPON EQUITY OFFERINGS. At any time, or from time to time, on or prior to April 15, 2005, the Company and the Subsidiary Issuer may, at their joint option, use an amount equal to the net cash proceeds of one or more Equity Offerings (as defined in the Indenture) to redeem up to 33 1/3% of the principal amount of their respective Notes, as Units, at a redemption price equal to 111.25% of the principal amount thereof plus accrued and unpaid interest thereon, if any, to the date of redemption; PROVIDED that at least 66 2/3% of the aggregate principal amount of Notes issued under the Indenture remains outstanding immediately after any such redemption. In order to effect the foregoing redemption with the proceeds of any Equity Offering, the Company and the Subsidiary Issuer shall make such redemption not more than 120 days after the consummation of any such Equity Offering.

          (c) TAX REDEMPTION. The Notes will be subject to redemption, as Units, at the joint option of the Issuers, as a whole but not in part, at any time upon not fewer than 30 nor more than 60 days' notice mailed to each Holder at the addresses appearing in the register at a redemption price equal to 100% of the principal amount of the Notes plus accrued interest to but excluding the Redemption Date if an Issuer has become or would become obligated to pay on the next date on which any amount would be payable under or with respect to the Notes, any Additional Amounts as a result of any change or amendment to the laws (or regulations promulgated thereunder) of Canada (or any subdivision thereof or by any authority or agency therein or thereof having power to tax), or any change in or amendment to any official position or administration or assessing practices regarding the application or interpretation of such laws or regulations, which change or amendment is announced or becomes effective on or after the Issue Date.

          7. NOTICE OF REDEMPTION. Notice of redemption will be mailed at least 30 days but not more than 60 days before the Redemption Date to each Holder of Units to be redeemed at such Holder's registered address. Units in denominations larger than $1,000 may be redeemed in part.

          8. OFFERS TO PURCHASE. SECTIONS 4.15 and 4.16 of the Indenture provide that after certain Asset Sales (as defined in the Indenture) and upon the occurrence of a Change of Control Triggering Event (as defined in the Indenture), and subject to further limitations contained therein, the Company and the Subsidiary Issuer will jointly make an offer to purchase certain amounts of the Notes, as Units, in accordance with the procedures set forth in the Indenture.

          9. DENOMINATIONS; TRANSFER; EXCHANGE. The Parent Notes are in registered form, without coupons, in denominations of $500 and integral multiples thereof.

          10. PERSONS DEEMED OWNERS. The registered Holder of a Unit shall be treated as the owner of it for all purposes.

          11. UNCLAIMED MONEY. If money for the payment of principal or interest remains unclaimed for two years, the Trustee and the Paying Agent will pay the money back to the Company and the Subsidiary Issuer. After that, all liability of the Trustee and such Paying Agent with respect to such money shall cease.

          12. DISCHARGE PRIOR TO REDEMPTION OR MATURITY. If the Company and the Subsidiary Issuer at any time deposit with the Trustee U.S. Legal Tender or U.S. Government Obligations sufficient to pay the principal of and interest on the Notes to redemption or maturity and comply with the other provisions of the Indenture relating thereto, the Company will be discharged from certain provisions of the Indenture and the Notes (including certain covenants, but excluding its obligation to pay the principal of and interest on the Notes).

          13. AMENDMENT; SUPPLEMENT; WAIVER. Subject to certain exceptions, the Indenture, the Notes or the Guarantees may be amended or supplemented with the written consent of the Holders of at least a majority in aggregate principal amount of the Notes then outstanding, and any existing Default or Event of Default or noncompliance with any provision may be waived with the written consent of the Holders of a majority in aggregate principal amount of the Notes then outstanding. Without notice to or consent of any Holder, the parties thereto may amend or supplement the Indenture, the Notes or the Guarantees to, among other things, cure any ambiguity, defect or inconsistency, provide for uncertificated Notes or Guarantees in addition to or in place of certificated Notes or Guarantees, comply with the TIA, or comply with Article Five of the Indenture or make any other change that does not adversely affect in any material respect the rights of any Holder of a Note.

          14. RESTRICTIVE COVENANTS. The Indenture imposes certain limitations on the ability of the Company, the Subsidiary Issuer and their Restricted Subsidiaries to, among other things, incur additional Indebtedness or Liens, make payments in respect of their Capital Stock or certain Indebtedness, enter into transactions with Affiliates, create dividend or other payment restrictions affecting Subsidiaries, merge or consolidate with any other Person, sell, assign, transfer, lease, convey or otherwise dispose of all or substantially all of its assets or adopt a plan of liquidation. Such limitations are subject to a number of important qualifications and exceptions. The Company and the Subsidiary Issuer must annually report to the Trustee on compliance with such limitations.

          15. SUCCESSORS. When a successor assumes, in accordance with the Indenture, all the obligations of its predecessor under the Notes, the Guarantees and the Indenture, the predecessor will be released from those obligations.

          16. DEFAULTS AND REMEDIES. If an Event of Default occurs and is continuing, the Trustee or the Holders of at least 25% in aggregate principal amount of Notes then outstanding may declare all the Notes to be due and payable in the manner, at the time and with the effect provided in the Indenture. Holders of Notes may not enforce the Indenture or the Notes except as provided in the Indenture. The Trustee is not obligated to enforce the Indenture or the Notes unless it has received indemnity reasonably satisfactory to it. The Indenture permits, subject to certain limitations therein provided, Holders of a majority in aggregate principal amount of the Notes then outstanding to direct the Trustee in its exercise of any trust or power. The Trustee may withhold from Holders of Notes notice of any continuing Default or Event of Default (except a Default in payment of principal or interest) if it determines that withholding notice is in their interest.

          17. TRUSTEE DEALINGS WITH COMPANY. The Trustee under the Indenture, in its individual or any other capacity, may become the owner or pledgee of Notes and may otherwise deal with the Company, its Subsidiaries or their respective Affiliates as if it were not the Trustee.

          18. NO RECOURSE AGAINST OTHERS. No past, present or future stockholder, director, officer, employee or incorporator, as such, of the Company or the Guarantors shall have any liability for any obligation of the Company under the Notes, the Guarantees or the Indenture or for any claim based on, in respect of or by reason of such obligations or their creation. Each Holder of a Note by accepting a Note waives and releases all such liability. The waiver and release are part of the consideration for the issuance of the Notes.

          19. GUARANTEES. Payment of principal and interest (including interest on overdue principal and overdue interest, if lawful) is unconditionally guaranteed, jointly and severally, by each of the Guarantors.

          20. AUTHENTICATION. This Note shall not be valid until the Trustee or Authenticating Agent manually signs the certificate of authentication on this Note.

          21. GOVERNING LAW. The laws of the State of New York shall govern this Note, the Guarantees and the Indenture, without regard to principles of conflict of laws.

          22. ABBREVIATIONS AND DEFINED TERMS. Customary abbreviations may be used in the name of a Holder of a Note or an assignee, such as: TEN COM (= tenants in common), TEN ENT (= tenants by the entireties), JT TEN (= joint tenants with right of survivorship and not as tenants in common), CUST (Custodian), and U/G/M/A (= Uniform Gifts to Minors Act).

          The Company will furnish to any Holder of a Parent Note upon written request and without charge a copy of the Indenture. Requests may be made to: The Hockey Company, 3500 Boulevard de Maisonneuve, Suite 800, Montreal, Quebec, Canada H3Z 3C1, Attn: Chief Executive Officer.

                                FORM OF GUARANTEE

          [Name of Guarantor] and its successors under the Indenture, jointly and severally with any other Guarantors, hereby irrevocably and unconditionally guarantees, on an unsecured senior basis, (i) the due and punctual payment of the principal of, premium, if any, and interest on the Notes, whether at maturity, by acceleration or otherwise, the due and punctual payment of interest on the overdue principal of and interest, if any, on the Notes, to the extent lawful, and the due and punctual performance of all other obligations of The Hockey Company (the "COMPANY") to the Holders or the Trustee all in accordance with the terms set forth in Article Ten of the Indenture, (ii) in case of any extension of time of payment or renewal of any Notes or any of such other obligations, that the same will be promptly paid in full when due or performed in accordance with the terms of the extension or renewal, whether at stated maturity, by acceleration or otherwise and (iii) has agreed to pay any and all costs and expenses (including reasonable attorneys' fees) incurred by the Trustee or any Holder in enforcing any rights under this Guarantee. Capitalized terms used herein have the meanings assigned to them in the Indenture unless otherwise indicated.

          No stockholder, employee, officer, director or incorporator, as such, past, present or future, of [name of Guarantor] shall have any personal liability under this Guarantee by reason of his or its status as such stockholder, employee, officer, director or incorporator. Each Holder by accepting this Guarantee waives and releases all such liability. The waiver and release are part of the consideration for issuance of the Notes and Guarantees. This Guarantee shall be binding upon [name of Guarantor] and its successors and assigns and shall inure to the benefit of the successors and assigns of the Trustee and the Holders and, in the event of any transfer or assignment of rights by any Holder or the Trustee, the rights and privileges herein conferred upon that party shall automatically extend to and be vested in such transferee or assignee, all subject to the terms and conditions hereof.

          This Guarantee shall not be valid or obligatory for any purpose until the certificate of authentication on the Note upon which this Guarantee is noted shall have been executed by the Trustee under the Indenture by the manual signature of one of its authorized officers.

          THE TERMS OF ARTICLE TEN OF THE INDENTURE ARE INCORPORATED HEREIN BY REFERENCE.

          This Guarantee shall be governed by and construed in accordance with the laws of the State of New York.

                                          [NAME OF GUARANTOR]

                                          By:
                                             -----------------------------------
                                              Name:
                                              Title:

                      [OPTION OF HOLDER TO ELECT PURCHASE]

          If you want to elect to have this Note purchased by the Company pursuant to SECTION 4.15 or SECTION 4.16 of the Indenture, check the appropriate box:

                    SECTION 4.15  [     ]
                    SECTION 4.16  [     ]

          If you want to elect to have only part of this Note purchased by the Company pursuant to SECTION 4.15 or SECTION 4.16 of the Indenture, state the amount you elect to have purchased:

$
 -----------------------

Dated:                                    ------------------------------------
      --------------                      NOTICE: The signature on this
                                                  assignment must correspond
                                                  with the name as it appears
                                                  upon the face of the within
                                                  Note in every particular
                                                  without alteration or
                                                  enlargement or any change
                                                  whatsoever and be guaranteed
                                                  by the endorser's bank or
                                                  broker.

                                              Signature Guarantee:
                                                                  ------------

                                SPORT MASKA INC.

                      11 1/4% SENIOR SECURED NOTE DUE 2009

No.                                                                        $

          Sport Maska Inc., a New Brunswick corporation (the "COMPANY," which term includes any successor entity), for value received promises to pay to or registered assigns the principal sum of Five Hundred Dollars (or such principal amount as may be set forth in the records of the Trustee hereinafter referred to in accordance with the Indenture) on April 15, 2009.

          Interest: 11 1/4%

          Interest Payment Dates: October 15 and April 15, beginning on October 15, 2002

          Record Dates: October 1 and April 1

          Reference is made to the further provisions of this Note contained herein, which will for all purposes have the same effect as if set forth at this place.

          IN WITNESS WHEREOF, the Company has caused this Note to be signed manually or by facsimile by its duly authorized officers and a facsimile of its corporate seal to be affixed hereto or imprinted hereon.

                                          Sport Maska Inc.

                                          By:
                                             -----------------------------------
                                             Name:
                                             Title:

                                          By:
                                             -----------------------------------
                                            Name:
Dated:                                      Title:

                      TRUSTEE CERTIFICATE OF AUTHENTICATION

          This is one of the 11 1/4% Senior Secured Notes due 2009 referred to in the within-mentioned Indenture.

                                          THE BANK OF NEW YORK, as Trustee

Dated:                                    By:
                                             -----------------------------------
                                             Authorized Signatory

                              (REVERSE OF SECURITY)

                      11 1/4% Senior Secured Note due 2009

          1. NOT SEPARABLE. This Subsidiary Issuer Note, together with the 11 1/4% Senior Secured Note due 2009 of The Hockey Company (the "COMPANY"), comprise a unit (each a "UNIT"). The Subsidiary Issuer Notes and Parent Notes are collectively referred to as the "NOTES." This Subsidiary Issuer Note is not separable and not transferable except as a Unit.

          2. INTEREST. Sport Maska Inc., a New Brunswick corporation (the "SPORT MASKA"), promises to pay interest on the principal amount of this Subsidiary Issuer Note at the rate per annum shown above. Interest on the Subsidiary Issuer Notes will accrue from the most recent date on which interest has been paid or, if no interest has been paid, from April 3, 2002. Sport Maska will pay interest semi-annually in arrears on each Interest Payment Date, commencing October 15, 2002. Interest will be computed on the basis of a 360-day year comprised of twelve 30-day months.

          3. METHOD OF PAYMENT. Sport Maska shall pay interest on the Subsidiary Issuer Notes (except defaulted interest) to the Persons who are the registered Holders at the close of business on the Record Date immediately preceding the Interest Payment Date even if the Subsidiary Issuer Notes are cancelled on registration of transfer or registration of exchange after such Record Date. Holders must surrender Subsidiary Issuer Notes to a Paying Agent to collect principal payments. Sport Maska shall pay principal and interest in money of the United States that at the time of payment is legal tender for payment of public and private debts ("U.S. LEGAL TENDER"). However, Sport Maska may pay principal and interest by its check payable in such U.S. Legal Tender. Sport Maska may deliver any such interest payment to the Paying Agent or to a Holder at the Holder's registered address.

          4. PAYING AGENT AND REGISTRAR. Initially, The Bank of New York (the "TRUSTEE") will act as Paying Agent and Registrar. Parent and Sport Maska may change any Paying Agent, Registrar or co-Registrar without notice to the Holders.

          5. INDENTURE. The Notes, Parent Guarantees and Guarantees were issued under an Indenture, dated as of April 3, 2002 (the "INDENTURE"), between the Company, the Subsidiary Issuer, the Guarantors and the Trustee. Capitalized terms herein are used as defined in the Indenture unless otherwise defined herein. The terms of the Subsidiary Issuer Notes include those stated in the Indenture and those made part of the Indenture by reference to the Trust Indenture Act of 1939 (15 U.S. Code Sections 77aaa-77bbbb) (the "TIA"), as in effect on the date of the Indenture until such time as the Indenture is qualified under the TIA, and thereafter as in effect on the date on which the Indenture is qualified under the TIA. Notwithstanding anything to the contrary herein, the Subsidiary Issuer Notes are subject to all such terms, and Holders of Units are referred to the Indenture and the TIA for a statement of them. The Subsidiary Issuer Notes are senior secured obligations of the Sport Maska Inc.. Each Holder, by accepting a Subsidiary Issuer Note, agrees to be bound by all of the terms and provisions of the Indenture, as the same may be amended from time to time.

          6.   REDEMPTION.

          (a) OPTIONAL REDEMPTION. The Notes will be redeemable, as Units, at the joint option of the Company and Sport Maska, in whole or in part at any time or from time to time, on and after April 15, 2006, upon not less than 30 nor more than 60 days' notice, at the following redemption prices (expressed as percentages of the principal amount thereof) if redeemed during the twelve-month period commencing on April 15 of the year set forth below, plus, in each case, accrued interest thereon to the date of redemption:

             Year                                     Percentage
             ----                                     ----------
             2006...................................    105.625%
             2007...................................    102.813%
             2008 and thereafter....................    100.000%

          (b) OPTIONAL REDEMPTION UPON EQUITY OFFERINGS. At any time, or from time to time, on or prior to April 15, 2005, the Company and the Sport Maska may, at their joint option, use an amount equal to the net cash proceeds of one or more Equity Offerings (as defined in the Indenture) to redeem up to 33 1/3% of the principal amount of their respective Notes, as Units, at a redemption price equal to 111.25% of the principal amount thereof plus accrued and unpaid interest thereon, if any, to the date of redemption; PROVIDED that at least
66 2/3% of the aggregate principal amount of Notes issued under the Indenture remains outstanding immediately after any such redemption. In order to effect the foregoing redemption with the proceeds of any Equity Offering, the Company and Sport Maska shall make such redemption not more than 120 days after the consummation of any such Equity Offering.

          (c) TAX REDEMPTION. The Notes will be subject to redemption, as Units, at the joint option of the Issuers, as a whole but not in part, at any time upon not fewer than 30 nor more than 60 days' notice mailed to each Holder at the addresses appearing in the register at a redemption price equal to 100% of the principal amount of the Notes plus accrued interest to but excluding the Redemption Date if an Issuer has become or would become obligated to pay on the next date on which any amount would be payable under or with respect to the Notes, any Additional Amounts as a result of any change or amendment to the laws (or regulations promulgated thereunder) of Canada (or any subdivision thereof or by any authority or agency therein or thereof having power to tax), or any change in or amendment to any official position or administration or assessing practices regarding the application or interpretation of such laws or regulations, which change or amendment is announced or becomes effective on or after the Issue Date.

          7. NOTICE OF REDEMPTION. Notice of redemption will be mailed at least 30 days but not more than 60 days before the Redemption Date to each Holder of Units to be redeemed at such Holder's registered address. Units in denominations larger than $1,000 may be redeemed in part.

          8. OFFERS TO PURCHASE. SECTIONS 4.15 and 4.16 of the Indenture provide that after certain Asset Sales (as defined in the Indenture) and upon the occurrence of a Change of Control Triggering Event (as defined in the Indenture), and subject to further limitations contained therein, Sport Maska and the Company will jointly make an offer to purchase certain amounts of the Notes, as Units, in accordance with the procedures set forth in the Indenture.

          9. DENOMINATIONS; TRANSFER; EXCHANGE. The Subsidiary Issuer Notes are in registered form, without coupons, in denominations of $500 and integral multiples thereof.

          10. PERSONS DEEMED OWNERS. The registered Holder of a Unit shall be treated as the owner of it for all purposes.

          11. UNCLAIMED MONEY. If money for the payment of principal or interest remains unclaimed for two years, the Trustee and the Paying Agent will pay the money back to Sport Maska. After that, all liability of the Trustee and such Paying Agent with respect to such money shall cease.

          12. DISCHARGE PRIOR TO REDEMPTION OR MATURITY. If the Company and Sport Maska at any time deposit with the Trustee U.S. Legal Tender or U.S. Government Obligations sufficient to pay the principal of and interest on the Notes to redemption or maturity and comply with the other provisions of the Indenture relating thereto, Sport Maska will be discharged from certain provisions of the Indenture and the Notes (including certain covenants, but excluding its obligation to pay the principal of and interest on the Notes).

          13. AMENDMENT; SUPPLEMENT; WAIVER. Subject to certain exceptions, the Indenture, the Notes or the Guarantees may be amended or supplemented with the written consent of the Holders of at least a majority in aggregate principal amount of the Notes then outstanding, and any existing Default or Event of Default or noncompliance with any provision may be waived with the written consent of the Holders of a majority in aggregate principal amount of the Notes then outstanding. Without notice to or consent of any Holder, the parties thereto may amend or supplement the Indenture, the Notes or the Guarantees to, among other things, cure any ambiguity, defect or inconsistency, provide for uncertificated Notes or Guarantees in addition to or in place of certificated Notes or Guarantees, comply with the TIA, or comply with Article Five of the Indenture or make any other change that does not adversely affect in any material respect the rights of any Holder of a Note.

          14. RESTRICTIVE COVENANTS. The Indenture imposes certain limitations on the ability of the Company, the Subsidiary Issuer and their Restricted Subsidiaries to, among other things, incur additional Indebtedness or Liens, make payments in respect of their Capital Stock or certain Indebtedness, enter into transactions with Affiliates, create dividend or other payment restrictions affecting Subsidiaries, merge or consolidate with any other Person, sell, assign, transfer, lease, convey or otherwise dispose of all or substantially all of its assets or adopt a plan of liquidation. Such limitations are subject to a number of important qualifications and exceptions. The Company and the Subsidiary Issuer must annually report to the Trustee on compliance with such limitations.

          15. SUCCESSORS. When a successor assumes, in accordance with the Indenture, all the obligations of its predecessor under the Notes, the Guarantees and the Indenture, the predecessor will be released from those obligations.

          16. DEFAULTS AND REMEDIES. If an Event of Default occurs and is continuing, the Trustee or the Holders of at least 25% in aggregate principal amount of Notes then outstanding may declare all the Notes to be due and payable in the manner, at the time and with the effect provided in the Indenture. Holders of Notes may not enforce the Indenture or the Notes except as provided in the Indenture. The Trustee is not obligated to enforce the Indenture or the Notes unless it has received indemnity reasonably satisfactory to it. The Indenture permits, subject to certain limitations therein provided, Holders of a majority in aggregate principal amount of the Notes then outstanding to direct the Trustee in its exercise of any trust or power. The Trustee may withhold from Holders of Notes notice of any continuing Default or Event of Default (except a Default in payment of principal or interest) if it determines that withholding notice is in their interest.

          17. TRUSTEE DEALINGS WITH COMPANY. The Trustee under the Indenture, in its individual or any other capacity, may become the owner or pledgee of Notes and may otherwise deal with the Company, its Subsidiaries or their respective Affiliates as if it were not the Trustee.

          18. NO RECOURSE AGAINST OTHERS. No past, present or future stockholder, director, officer, employee or incorporator, as such, of the Company or the Guarantors shall have any liability for any obligation of the Company under the Notes, the Guarantees or the Indenture or for any claim based on, in respect of or by reason of such obligations or their creation. Each Holder of a Note by accepting a Note waives and releases all such liability. The waiver and release are part of the consideration for the issuance of the Notes.

          19. GUARANTEES. Payment of principal and interest (including interest on overdue principal and overdue interest, if lawful) is unconditionally guaranteed, jointly and severally, by each of the Guarantors.

          20. AUTHENTICATION. This Note shall not be valid until the Trustee or Authenticating Agent manually signs the certificate of authentication on this Note.

          21. GOVERNING LAW. The laws of the State of New York shall govern this Note, the Guarantees and the Indenture, without regard to principles of conflict of laws.

          22. ABBREVIATIONS AND DEFINED TERMS. Customary abbreviations may be used in the name of a Holder of a Note or an assignee, such as: TEN COM (= tenants in common), TEN ENT (= tenants by the entireties), JT TEN (= joint tenants with right of survivorship and not as tenants in common), CUST (Custodian), and U/G/M/A (= Uniform Gifts to Minors Act).

          The Company will furnish to any Holder of a Subsidiary Issuer Note upon written request and without charge a copy of the Indenture. Requests may be made to: Sport Maska Inc., 3500 Boulevard de Maisonneuve, Suite 800, Montreal, Quebec, Canada H3Z 3C1, Attn: Chief Executive Officer.

                                FORM OF GUARANTEE

          The Hockey Company and its successors under the Indenture, hereby irrevocably and unconditionally guarantees, on a senior secured basis, (i) the due and punctual payment of the principal of, premium, if any, and interest on the Subsidiary Issuer Notes, whether at maturity, by acceleration or otherwise, the due and punctual payment of interest on the overdue principal of and interest, if any, on the Subsidiary Issuer Notes, to the extent lawful, and the due and punctual performance of all other obligations of Sport Maska Inc. (the "COMPANY") to the Holders or the Trustee all in accordance with the terms set forth in Article Ten of the Indenture, (ii) in case of any extension of time of payment or renewal of any Subsidiary Issuer Notes or any of such other obligations, that the same will be promptly paid in full when due or performed in accordance with the terms of the extension or renewal, whether at stated maturity, by acceleration or otherwise and (iii) has agreed to pay any and all costs and expenses (including reasonable attorneys' fees) incurred by the Trustee or any Holder in enforcing any rights under this Guarantee. Capitalized terms used herein have the meanings assigned to them in the Indenture unless otherwise indicated.

          No stockholder, employee, officer, director or incorporator, as such, past, present or future, of The Hockey Company shall have any personal liability under this Guarantee by reason of his or its status as such stockholder, employee, officer, director or incorporator. Each Holder by accepting this Guarantee waives and releases all such liability. The waiver and release are part of the consideration for issuance of the Subsidiary Issuer Notes and Guarantees. This Guarantee shall be binding upon The Hockey Company and its successors and assigns and shall inure to the benefit of the successors and assigns of the Trustee and the Holders and, in the event of any transfer or assignment of rights by any Holder or the Trustee, the rights and privileges herein conferred upon that party shall automatically extend to and be vested in such transferee or assignee, all subject to the terms and conditions hereof.

          This Guarantee shall not be valid or obligatory for any purpose until the certificate of authentication on the Subsidiary Issuer Note upon which this Guarantee is noted shall have been executed by the Trustee under the Indenture by the manual signature of one of its authorized officers.

          THE TERMS OF ARTICLE TEN OF THE INDENTURE ARE INCORPORATED HEREIN BY REFERENCE.

          This Guarantee shall be governed by and construed in accordance with the laws of the State of New York.

                                          THE HOCKEY COMPANY

                                          By:
                                             -----------------------------------
                                              Name:
                                              Title:

                                FORM OF GUARANTEE

          [Name of Guarantor] and its successors under the Indenture, jointly and severally with any other Guarantors, hereby irrevocably and unconditionally guarantees, on a senior secured basis, (i) the due and punctual payment of the principal of, premium, if any, and interest on the Subsidiary Issuer Notes, whether at maturity, by acceleration or otherwise, the due and punctual payment of interest on the overdue principal of and interest, if any, on the Subsidiary Issuer Notes, to the extent lawful, and the due and punctual performance of all other obligations of Sport Maska Inc. (the "COMPANY") to the Holders or the Trustee all in accordance with the terms set forth in Article Ten of the Indenture, (ii) in case of any extension of time of payment or renewal of any Subsidiary Issuer Notes or any of such other obligations, that the same will be promptly paid in full when due or performed in accordance with the terms of the extension or renewal, whether at stated maturity, by acceleration or otherwise and (iii) has agreed to pay any and all costs and expenses (including reasonable attorneys' fees) incurred by the Trustee or any Holder in enforcing any rights under this Guarantee. Capitalized terms used herein have the meanings assigned to them in the Indenture unless otherwise indicated.

          No stockholder, employee, officer, director or incorporator, as such, past, present or future, of [name of Guarantor] shall have any personal liability under this Guarantee by reason of his or its status as such stockholder, employee, officer, director or incorporator. Each Holder by accepting this Guarantee waives and releases all such liability. The waiver and release are part of the consideration for issuance of the Subsidiary Issuer Notes and Guarantees. This Guarantee shall be binding upon [name of Guarantor] and its successors and assigns and shall inure to the benefit of the successors and assigns of the Trustee and the Holders and, in the event of any transfer or assignment of rights by any Holder or the Trustee, the rights and privileges herein conferred upon that party shall automatically extend to and be vested in such transferee or assignee, all subject to the terms and conditions hereof.

          This Guarantee shall not be valid or obligatory for any purpose until the certificate of authentication on the Subsidiary Issuer Note upon which this Guarantee is noted shall have been executed by the Trustee under the Indenture by the manual signature of one of its authorized officers.

          THE TERMS OF ARTICLE TEN OF THE INDENTURE ARE INCORPORATED HEREIN BY REFERENCE.

          This Guarantee shall be governed by and construed in accordance with the laws of the State of New York.

                                          [NAME OF GUARANTOR]

                                          By:
                                             -----------------------------------
                                              Name:
                                              Title:

                      [OPTION OF HOLDER TO ELECT PURCHASE]

          If you want to elect to have this Note purchased by the Company pursuant to SECTION 4.15 or SECTION 4.16 of the Indenture, check the appropriate box:

                    SECTION 4.15  [      ]
                    SECTION 4.16  [      ]

          If you want to elect to have only part of this Note purchased by the Company pursuant to SECTION 4.15 or SECTION 4.16 of the Indenture, state the amount you elect to have purchased:

$
 ------------------------

Dated:                                    -----------------------------------
      --------------                      NOTICE: The signature on this
                                                  assignment must correspond
                                                  with the name as it appears
                                                  upon the face of the within
                                                  Note in every particular
                                                  without alteration or
                                                  enlargement or any change
                                                  whatsoever and be guaranteed
                                                  by the endorser's bank or
                                                  broker.

                                            Signature Guarantee:
                                                                --------------

                                                                       EXHIBIT C

                         FORM OF LEGEND FOR GLOBAL NOTES

          Any Global Note authenticated and delivered hereunder shall bear a legend (which would be in addition to any other legends required in the case of a Restricted Security) in substantially the following form:

                                                                       EXHIBIT D

                            Form of Certificate To Be
                          Delivered in Connection with
                    TRANSFERS TO NON-QIB ACCREDITED INVESTORS

                                                               ___________, ____

The Bank of New York
101 Barclay Street, 21-W
New York, NY  10286

          Re: The Hockey Company and Sport Maska Inc. (the "Companies") 11 1/4% SENIOR SECURED NOTE UNITS DUE 2009 (THE "UNITS")

Ladies and Gentlemen:

          In connection with our proposed purchase of $_____ aggregate principal amount of the Units, we confirm that:

          1. We have received a copy of the Offering Circular (the "OFFERING CIRCULAR"), dated March 26, 2002, relating to the Units and such other information as we deem necessary in order to make our investment decision. We acknowledge that we have read and agreed to the matters stated in the section entitled "Transfer Restrictions" of the Offering Memorandum.

          2. We understand that any subsequent transfer of the Units is subject to certain restrictions and conditions set forth in the Indenture dated as of April 3, 2002 relating to the Units (the "INDENTURE") and the undersigned agrees to be bound by, and not to resell, pledge or otherwise transfer the Units except in compliance with, such restrictions and conditions and the Securities Act of 1933, as amended (the "SECURITIES ACT").

          3. We understand that the offer and sale of the Units have not been registered under the Securities Act, and that the Units may not be offered or sold except as permitted in the following sentence. We agree, on our own behalf and on behalf of any accounts for which we are acting as hereinafter stated, that if we should sell or otherwise transfer any Units prior to the date which is within two years after the original issuance of the Units or the last date on which the Unit is owned by either of the Companies or any affiliate of the Companies, we will do so only (i) to the Companies or any of its subsidiaries,
(ii) inside the United States in accordance with Rule 144A under the Securities Act to a "qualified institutional buyer" (as defined in Rule 144A under the Securities Act), (iii) inside the United States to an institutional "accredited investor" (as defined below) that, prior to such transfer, furnishes (or has furnished on its behalf by a U.S. broker-dealer) to you a signed letter containing certain representations and agreements relating to the restrictions on transfer of the Units, substantially in the form of this letter, (iv) outside the United States in accordance with Rule 904 of Regulation S under the Securities Act, (v) pursuant to the exemption from registration provided by Rule 144 under the Securities Act (if available), or
(vi) pursuant to an effective registration statement under the Securities Act, and we further agree to provide to any person purchasing any of the Units from us a notice advising such purchaser that resales of the Units are restricted as stated herein.

          4. We are not acquiring the Units for or on behalf of, and will not transfer the Units to, any pension or welfare plan (as defined in SECTION 3 of the Employee Retirement Income Security Act of 1974), except as permitted in the section entitled "Transfer Restrictions" of the Offering Memorandum.

          5. We understand that, on any proposed resale of any Units, we will be required to furnish to you and the Companies such certification, legal opinions and other information as you and the Companies may reasonably require to confirm that the proposed sale complies with the foregoing restrictions. We further understand that the Units purchased by us will bear a legend to the foregoing effect.

          6. We are an institutional "accredited investor" (as defined in Rule 501(a)(1), (2), (3) or (7) of Regulation D under the Securities Act) and have such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of our investment in the Units, and we and any accounts for which we are acting are each able to bear the economic risk of our or their investment, as the case may be.

          7. We are acquiring the Units purchased by us for our own account or for one or more accounts (each of which is an institutional "accredited investor") as to each of which we exercise sole investment discretion.

          You and the Companies are entitled to rely upon this letter and are irrevocably authorized to produce this letter or a copy hereof to any interested party in any administrative or legal proceedings or official inquiry with respect to the matters covered hereby, and we agree to notify you promptly if any of our representations or warranties herein cease to be accurate and complete.

          This letter shall be governed by, and construed in accordance with, the laws of the State of New York without regard to principles of conflicts of laws.

                                          Very truly yours,
                                          [Name of Transferee]

                                          By:
                                             --------------------------------
                                                  Authorized Signature

                                                                       EXHIBIT E

                            Form of Certificate To Be
                          Delivered in Connection with
                       TRANSFERS PURSUANT TO REGULATION S

The Bank of New York
101 Barclay Street, 21-W
New York, NY  10286

          Re: The Hockey Company and Sport Maska Inc. (the "COMPANIES") 11 1/4% SENIOR SECURED NOTE UNITS DUE 2009 (THE "UNITS")

Ladies and Gentlemen:

          In connection with our proposed sale of $____ aggregate principal amount of the Units, we confirm that such sale has been effected pursuant to and in accordance with Regulation S under the U.S. Securities Act of 1933, as amended (the "SECURITIES ACT"), and, accordingly, we represent that:

          1.   the offer of the Units was not made to a person in the United
States;

          2. either (a) at the time the buy offer was originated, the transferee was outside the United States or we and any person acting on our behalf reasonably believed that the transferee was outside the United States, or
(b) the transaction was executed in, on or through the facilities of a designated off-shore securities market and neither we nor any person acting on our behalf knows that the transaction has been pre-arranged with a buyer in the United States;

          3. no directed selling efforts have been made in the United States in contravention of the requirements of Rule 903(b) or Rule 904(b) of Regulation S, as applicable;

          4. the transaction is not part of a plan or scheme to evade the registration requirements of the Securities Act; and

          5. we have advised the transferee of the transfer restrictions applicable to the Units.

          You and the Companies are entitled to rely upon this letter and are irrevocably authorized to produce this letter or a copy hereof to any interested party in any administrative or legal proceedings or official inquiry with respect to the matters covered hereby. Terms used in this certificate have the meanings set forth in Regulation S.

                                          Very truly yours,
                                          [Name of Transferee]

                                          By:
                                             ---------------------------------
                                                  Authorized Signature

          NEITHER THIS UNIT NOR ANY INTEREST IN THIS UNIT MAY BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT IN COMPLIANCE WITH THE RESTRICTIVE LEGEND APPEARING ON EACH NOTE INCLUDED IN THIS UNIT.

          THIS UNIT IS A GLOBAL UNIT WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITORY OR A NOMINEE THEREOF. THIS UNIT MAY NOT BE EXCHANGED IN WHOLE OR IN PART FOR A UNIT REGISTERED, AND NO TRANSFER OF THIS UNIT IN WHOLE OR IN PART MAY BE REGISTERED, IN THE NAME OF ANY PERSON OTHER THAN SUCH DEPOSITARY OR A NOMINEE THEREOF, EXCEPT IN THE CASE OF A TRANSFER OF AN INTEREST TO A PERSON THAT IS REQUIRED UNDER THE INDENTURE TO HOLD PHYSICAL UNITS AND EXCEPT IN THE OTHER LIMITED CIRCUMSTANCES SET FORTH IN THE INDENTURE.

          UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY ("DTC"), TO THE HOCKEY COMPANY AND THE SUBSIDIARY ISSUER OR THEIR AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT HEREON IS MADE TO CEDE & CO. OR SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF
          DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

                     THE HOCKEY COMPANY AND SPORT MASKA INC.

                               Units Consisting of
              $500 principal amount 11 1/4% Senior Secured Notes of
  The Hockey Company due 2009 and $500 principal amount 11 1/4% Senior Secured
                       Notes of Sport Maska Inc. due 2009

No. 1
CUSIP No. 434149AA8                                Certificate for 124,895 Units

          Each of The Hockey Company, a Delaware corporation (the "COMPANY"), which term includes any successor corporation, and Sport Maska Inc., a New Brunswick corporation (the "SUBSIDIARY ISSUER"), which term includes any successor corporation, hereby certifies that Cede & Co. is the owner of One Hundred Twenty-Four Thousand Eight Hundred Ninety-Five (124,895) Units as described above, transferable only on the books of the Company and the Subsidiary Issuer by the holder thereof in person or by his or her duly authorized attorney on surrender of this Certificate properly endorsed. Each Unit consists of $500 principal amount of 11 1/4% Senior Secured Notes due 2009 of the Company and $500 principal amount of 11 1/4% Senior Secured Notes due 2009 of the Subsidiary Issuer (together, the "NOTES"). This Unit is issued pursuant to the Indenture, dated as of April 3, 2002 among the Company, the Subsidiary Issuer, the Guarantors and The Bank of New York, as Trustee, (the "INDENTURE") and is subject to the terms and provisions contained therein, to all of which terms and provisions the holder of this Unit Certificate consents by acceptance hereof. The terms of the Notes, the Parent Guarantee, the Subsidiary Issuer Guarantee and the other Guarantees are governed by the Indenture, and are subject to the terms and provisions contained therein, to all of which terms and provisions the holder of this Unit Certificate consents by acceptance hereof.

          Reference is made to the further provisions of this Unit Certificate contained herein, which will for all purposes have the same effect as if set forth at this place. Copies of the Indenture are on file at the office of the Company and the Subsidiary Issuer and are available to any holder on written request and without cost.

          The Notes, the Parent Guarantee, the Subsidiary Issuer Guarantee and Guarantees represented by this Unit Certificate shall not be detachable or separately transferable at any time.

          If at any time, (i) the Depositary notifies the Company and the Subsidiary Issuer that it is unwilling or unable to continue as Depositary or if at any time the Depositary shall no longer be registered or in good standing under the Securities Exchange Act of 1934, as amended, or other applicable statute or regulation and a successor Depositary is not appointed by the Company and the Subsidiary Issuer within 90 days after the Company and the Subsidiary Issuer receive such notice or become aware of such condition, as the case may be, or (ii) an Event of Default has occurred and is continuing and the Registrar has received a request from the Depository to issue Physical Units, then in such event the Company and the Subsidiary Issuer will execute, and the Trustee will authenticate and deliver, Units in definitive registered form, in authorized denominations, and in an aggregate principal amount equal to the principal amount of this Global Security in exchange for this Global Security. Such Units in definitive registered form shall be registered in such names and issued in such authorized denominations as the

Depositary, pursuant to instructions from its direct or indirect participants or otherwise, shall instruct the Trustee. The Trustee shall deliver such Units to the Persons in whose names such Global Securities are so registered.

          The Indenture and this Unit shall be governed by and construed in accordance with the laws of the State of New York.

          All terms used in this Unit which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

Dated: April 3, 2002

                                          THE HOCKEY COMPANY

                                          By:
                                             ------------------------------
                                              Name:
                                              Title:

                                          SPORT MASKA INC.

                                          By:
                                             ------------------------------
                                              Name:
                                              Title:

                     TRUSTEE'S CERTIFICATE OF AUTHENTICATION

     This is one of the Units referred to in the within-mentioned Indenture.

                                          THE BANK OF NEW YORK, as Trustee

Dated:  April 3, 2002                     By:
                                             --------------------------------
                                             Authorized Signatory

                                 ASSIGNMENT FORM

          If you the Holder want to assign this Unit, fill in the form below and have your signature guaranteed:

I or we assign and transfer this Unit to:

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                  (Print or type name, address and zip code and social security or tax ID number of assignee)

and irrevocably appoint_________________________________________________________
agent to transfer this Unit on the books of the Company and the Subsidiary Issuer. The agent may substitute another to act for him.

Dated:                                  Signed:
      --------------------                      -------------------------------
                                                 (Sign exactly as your name
                                                 appears on the other side of
                                                 this Unit)

Signature Guarantee:
                    ------------------------------

          In connection with any transfer of this Unit occurring prior to the date which is the earlier of (i) the date of the declaration by the SEC of the effectiveness of a registration statement under the Securities Act of 1933, as amended (the "SECURITIES ACT"), covering resales of this Unit (which effectiveness shall not have been suspended or terminated at the date of the transfer) and (ii) April 3, 2004, the undersigned confirms that it has not utilized any general solicitation or general advertising in connection with the transfer and that this Unit is being transferred:

                                   [CHECK ONE]

(1)_____  to the Company or a subsidiary thereof; or

(2)_____ pursuant to and in compliance with Rule 144A under the Securities Act; or

(3)_____ to an institutional "accredited investor" (as defined in Rule 501(a)(1), (2), (3) or (7) under the Securities Act) that has furnished to the Trustee a signed letter containing certain representations and agreements (the form of which letter can be obtained from the Trustee); or

(4)_____ outside the United States to a person other than a "U.S. person" in compliance with Rule 904 of Regulation S under the Securities Act; or

(5)_____ pursuant to the exemption from registration provided by Rule 144 under the Securities Act; or

(6)_____  pursuant to an effective registration statement under the Securities
          Act.

Unless one of the boxes is checked, the Trustee will refuse to register any of the Units evidenced by this certificate in the name of any person other than the registered Holder thereof; PROVIDED that if box (3), (4) or (5) is checked, the Company, the Subsidiary Issuer or the Trustee may require, prior to registering any such transfer of the Units, in its sole discretion, such legal opinions, certifications (including an investment letter in the case of box (3) or (4)) and other information as the Trustee, the Subsidiary Issuer or the Company has reasonably requested to confirm that such transfer is being made pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act.

          If none of the foregoing boxes is checked, the Trustee or Registrar shall not be obligated to register this Unit in the name of any person other than the Holder hereof unless and until the conditions to any such transfer of registration set forth herein and in SECTION 2.15 of the Indenture shall have been satisfied.

Dated:                                  Signed:
      --------------------                      -------------------------------
                                                 (Sign exactly as your name
                                                 appears on the other side of
                                                 this Unit)

Signature Guarantee:
                     ------------------------------

              TO BE COMPLETED BY PURCHASER IF (2) ABOVE IS CHECKED

          The undersigned represents and warrants that it is purchasing this Unit for its own account or an account with respect to which it exercises sole investment discretion and that it and any such account is a "qualified institutional buyer" within the meaning of Rule 144A under the Securities Act and is aware that the sale to it is being made in reliance on Rule 144A and acknowledges that it has received such information regarding the Company and the Subsidiary Issuer as the undersigned has requested pursuant to Rule 144A or has determined not to request such information and that it is aware that the transferor is relying upon the undersigned's foregoing representations in order to claim the exemption from registration provided by Rule 144A.

Dated:
      --------------------                --------------------------------------
                                          NOTICE:  To be executed by an
                                                   executive officer

THIS NOTE HAS NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND, ACCORDINGLY, NEITHER THIS NOTE NOR ANY INTEREST IN IT MAY BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED WITHIN THE UNITED STATES OR TO, OR FOR THE ACCOUNT OR BENEFIT OF, U.S. PERSONS WITHIN TWO YEARS AFTER THE ORIGINAL ISSUANCE OF THIS NOTE OR THE LAST DATE ON WHICH THIS UNIT OR ANY INTEREST THEREIN WAS HELD BY THE COMPANY, THE SUBSIDIARY ISSUER OR ANY AFFILIATE OF EITHER EXCEPT (A) TO THE HOCKEY COMPANY OR ANY SUBSIDIARY THEREOF, (B) INSIDE THE UNITED STATES TO A QUALIFIED INSTITUTIONAL BUYER IN COMPLIANCE WITH RULE 144A UNDER THE SECURITIES ACT, (C) INSIDE THE UNITED STATES TO AN INSTITUTIONAL ACCREDITED INVESTOR (AS DEFINED IN RULE 501(a)(1), (2), (3), OR (7) UNDER THE SECURITIES ACT (AN "ACCREDITED INVESTOR")) THAT, PRIOR TO SUCH TRANSFER, FURNISHES (OR HAS FURNISHED ON ITS BEHALF BY A U.S. BROKER-DEALER) TO THE TRUSTEE A SIGNED LETTER CONTAINING CERTAIN REPRESENTATIONS AND AGREEMENTS RELATING TO THE RESTRICTIONS ON TRANSFER OF THIS NOTE (THE FORM OF WHICH LETTER CAN BE OBTAINED FROM THE TRUSTEE FOR THIS NOTE), (D) OUTSIDE THE UNITED STATES IN AN OFFSHORE TRANSACTION IN COMPLIANCE WITH RULE 904 UNDER THE SECURITIES ACT (IF AVAILABLE), (E) PURSUANT TO THE EXEMPTION FROM REGISTRATION PROVIDED BY RULE 144 UNDER THE SECURITIES ACT (IF AVAILABLE) OR (F) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT, THE HOLDER OF THIS NOTE AGREES THAT IT WILL GIVE TO EACH PERSON TO WHOM THIS NOTE OR AN INTEREST IN IT IS TRANSFERRED A NOTICE SUBSTANTIALLY TO THE EFFECT OF THIS LEGEND IN CONNECTION WITH ANY TRANSFER OF THIS NOTE WITHIN TWO YEARS AFTER THE ORIGINAL ISSUANCE OF THIS NOTE. AS USED HEREIN, THE TERMS "OFFSHORE TRANSACTION," "UNITED STATES" AND "U.S. PERSON" HAVE THE MEANING GIVEN TO THEM BY REGULATION S UNDER THE SECURITIES ACT.

                               THE HOCKEY COMPANY

                      11 1/4% SENIOR SECURED NOTE DUE 2009

No. 1                                                             $62,447,500.00

          The Hockey Company, a Delaware corporation (the "COMPANY," which term includes any successor entity), for value received promises to pay to CEDE & CO. or registered assigns the principal sum of SIXTY-TWO MILLION FOUR HUNDRED FORTY-SEVEN THOUSAND FIVE HUNDRED DOLLARS AND 00/100 ($62,447,500.00) (or such principal amount as may be set forth in the records of the Trustee hereinafter referred to in accordance with the Indenture) on April 15, 2009, and to pay interest thereon as hereinafter set forth.

          Interest Rate: 11 1/4%

          Interest Payment Dates: October 15 and April 15, beginning October 15, 2002

          Record Dates: October 1 and April 1

          Reference is made to the further provisions of this Note contained herein, which will for all purposes have the same effect as if set forth at this place.

          IN WITNESS WHEREOF, the Company has caused this Note to be signed manually or by facsimile by its duly authorized officers and a facsimile of its corporate seal to be affixed hereto or imprinted hereon.

                                          The Hockey Company

                                          By:
                                              -------------------------------
                                              Name:
                                              Title:

Dated: April 3, 2002

                      TRUSTEE CERTIFICATE OF AUTHENTICATION

          This is one of the 11 1/4% Senior Secured Notes due 2009 referred to in the within-mentioned Indenture.

                                          THE BANK OF NEW YORK, as Trustee

Dated: April 3, 2002                      By:
                                              -------------------------------
                                              Authorized Signatory

                              (REVERSE OF SECURITY)

                      11 1/4% Senior Secured Note due 2009

          1. NOT SEPARABLE. This Parent Note, together with the 11 1/4% Senior Secured Note due 2009 of Sport Maska Inc. (the "SUBSIDIARY ISSUER"), comprise a unit (each a "UNIT"). The Parent Notes and Subsidiary Issuer Notes are collectively referred to as the "NOTES." This Parent Note is not separable and not transferable except as a Unit.

          2. INTEREST. The Hockey Company, a Delaware corporation (the "COMPANY"), promises to pay interest on the principal amount of this Parent Note at the rate per annum shown above. Interest on the Parent Notes will accrue from the most recent date on which interest has been paid or, if no interest has been paid, from April 3, 2002. The Company will pay interest semi-annually in arrears on each Interest Payment Date, commencing October 15, 2002. Interest will be computed on the basis of a 360-day year comprised of twelve 30-day months.

          3. METHOD OF PAYMENT. The Company shall pay interest on the Parent Notes (except defaulted interest) to the Persons who are the registered Holders at the close of business on the Record Date immediately preceding the Interest Payment Date even if the Parent Notes are cancelled on registration of transfer or registration of exchange after such Record Date. Holders must surrender Parent Notes to a Paying Agent to collect principal payments. The Company shall pay principal and interest in money of the United States that at the time of payment is legal tender for payment of public and private debts ("U.S. LEGAL TENDER"). However, the Company may pay principal and interest by check payable in such U.S. Legal Tender. The Company may deliver any such interest payment to the Paying Agent or to a Holder at the Holder's registered address.

          4. PAYING AGENT AND REGISTRAR. Initially, The Bank of New York (the "TRUSTEE") will act as Paying Agent and Registrar. The Company may change any Paying Agent, Registrar or co-Registrar without notice to the Holders.

          5. INDENTURE. The Notes, Parent Guarantee, Subsidiary Issuer Guarantee and the other Guarantees were issued under an Indenture, dated as of April 3, 2002 (the "INDENTURE"), between the Company, the Subsidiary Issuer, the Guarantors and the Trustee. Capitalized terms herein are used as defined in the Indenture unless otherwise defined herein. The terms of the Parent Notes include those stated in the Indenture and those made part of the Indenture by reference to the Trust Indenture Act of 1939 (15 U.S. Code Sections 77aaa-77bbbb) (the "TIA"), as in effect on the date of the Indenture until such time as the Indenture is qualified under the TIA, and thereafter as in effect on the date on which the Indenture is qualified under the TIA. Notwithstanding anything to the contrary herein, the Parent Notes are subject to all such terms, and Holders of Units are referred to the Indenture and the TIA for a statement of them. The Parent Notes are senior secured obligations of the Company. Each Holder, by accepting a Parent Note, agrees to be bound by all of the terms and provisions of the Indenture, as the same may be amended from time to time.

          6.   REDEMPTION.

          (a) OPTIONAL REDEMPTION. The Notes will be redeemable, as Units, at the joint option of the Company and the Subsidiary Issuer, in whole or in part at any time or from time to time, on and after April 15, 2006, upon not less than 30 nor more than 60 days' notice, at the following redemption prices (expressed as percentages of the principal amount thereof) if redeemed during the twelve-month period commencing on April 15 of the year set forth below, plus, in each case, accrued interest thereon to the date of redemption:

          Year                                                   Percentage
          ----                                                   ----------
          2006...............................................      105.625%
          2007...............................................      102.813%
          2008 and thereafter................................      100.000%

          (b) OPTIONAL REDEMPTION UPON EQUITY OFFERINGS. At any time, or from time to time, on or prior to April 15, 2005, the Company and the Subsidiary Issuer may, at their joint option, use an amount equal to the net cash proceeds of one or more Equity Offerings (as defined in the Indenture) to redeem up to 33 1/3% of their respective outstanding Notes, as Units, at a redemption price equal to 111.25% of the principal amount thereof plus accrued and unpaid interest thereon, if any, to the date of redemption; PROVIDED that at least
66 2/3% of the aggregate principal amount of Notes issued under the Indenture remains outstanding immediately after any such redemption. In order to effect the foregoing redemption with the proceeds of any Equity Offering, the Company and the Subsidiary Issuer shall make such redemption not more than 120 days after the consummation of any such Equity Offering.

          (c) TAX REDEMPTION. The Notes will be subject to redemption, as Units, at the joint option of the Issuers, as a whole but not in part, at any time upon not fewer than 30 nor more than 60 days' notice mailed to each Holder at the addresses appearing in the register at a redemption price equal to 100% of the principal amount of the Notes plus accrued interest to but excluding the Redemption Date if an Issuer has become or would become obligated to pay on the next date on which any amount would be payable under or with respect to the Notes, any Additional Amounts as a result of any change or amendment to the laws (or regulations promulgated thereunder) of Canada (or any subdivision thereof or by any authority or agency therein or thereof having power to tax), or any change in or amendment to any official position or administration or assessing practices regarding the application or interpretation of such laws or regulations, which change or amendment is announced or becomes effective on or after the Issue Date.

          7. NOTICE OF REDEMPTION. Notice of redemption will be mailed at least 30 days but not more than 60 days before the Redemption Date to each Holder of Units to be redeemed at such Holder's registered address. Units in denominations larger than $1,000 may be redeemed in part.

          8. OFFERS TO PURCHASE. SECTIONS 4.15 and 4.16 of the Indenture provide that after certain Asset Sales (as defined in the Indenture) and upon the occurrence of a Change of Control Triggering Event (as defined in the Indenture), and subject to further limitations contained therein, the Company and the Subsidiary Issuer will jointly make an offer to purchase certain amounts of the Notes, as Units, in accordance with the procedures set forth in the Indenture.

          9. REGISTRATION RIGHTS. Pursuant to the Registration Rights Agreement among the Company, the Subsidiary Issuer, the Guarantors and the Holders of the Initial Units, the Company and the Subsidiary Issuer will be obligated to consummate an exchange offer. Upon such exchange offering being made, the Holder of a Unit shall have the right, subject to compliance with applicable Canadian securities laws, to exchange such Unit for Series B 11 1/4% Senior Secured Notes due 2009 (the "EXCHANGE UNITS"), which have been registered under the Securities Act, in like principal amount and having terms identical to the Initial Units as substitute evidence of indebtedness originally evidenced by the Initial Units. The Holders of the Initial Units shall be entitled to receive certain additional interest payments in the event such exchange offer is not consummated and upon certain other conditions, all pursuant to and in accordance with the terms of the Registration Rights Agreement.

          10. DENOMINATIONS; TRANSFER; EXCHANGE. The Parent Notes are in registered form, without coupons, in denominations of $500 and integral multiples thereof.

          11. PERSONS DEEMED OWNERS. The registered Holder of a Unit shall be treated as the owner of it and the Notes of which it is composed for all purposes.

          12. UNCLAIMED MONEY. If money for the payment of principal or interest remains unclaimed for two years, the Trustee and the Paying Agent may pay the money back to the Company and the Subsidiary Issuer. After that, all liability of the Trustee and such Paying Agent with respect to such money shall cease.

          13. DISCHARGE PRIOR TO REDEMPTION OR MATURITY. If the Company and the Subsidiary Issuer at any time deposit with the Trustee U.S. Legal Tender or U.S. Government Obligations sufficient to pay the principal of and interest on the Notes to redemption or maturity and comply with the other provisions of the Indenture relating thereto, the Company will be discharged from certain provisions of the Indenture and the Notes (including certain covenants, but excluding its obligation to pay the principal of and interest on the Notes).

          14. AMENDMENT; SUPPLEMENT; WAIVER. Subject to certain exceptions, the Indenture, the Notes or the Guarantees may be amended or supplemented with the written consent of the Holders of at least a majority in aggregate principal amount of the Notes then outstanding, and any existing Default or Event of Default or noncompliance with any provision may be waived with the written consent of the Holders of a majority in aggregate principal amount of the Notes then outstanding. Without notice to or consent of any Holder, the parties thereto may amend or supplement the Indenture, the Notes or the Guarantees to, among other things, cure any ambiguity, defect or inconsistency, provide for uncertificated Notes or Guarantees in addition to or in place of certificated Notes or Guarantees, or comply with Article Five of the Indenture or make any other change that does not adversely affect in any material respect the rights of any Holder of a Note.

          15. RESTRICTIVE COVENANTS. The Indenture imposes certain limitations on the ability of the Company, the Subsidiary Issuer and their Restricted Subsidiaries to, among other things, incur additional Indebtedness or Liens, make payments in respect of their Capital Stock or certain Indebtedness, enter into transactions with Affiliates, create dividend or other payment restrictions affecting Subsidiaries, merge or consolidate with any other Person, sell, assign, transfer, lease, convey or otherwise dispose of all or substantially all of its assets or adopt a plan of liquidation. Such limitations are subject to a number of important qualifications and exceptions. The Company and the Subsidiary Issuer must annually report to the Trustee on compliance with such limitations.

          16. SUCCESSORS. When a successor assumes, in accordance with the Indenture, all the obligations of its predecessor under the Notes, the Guarantees and the Indenture, the predecessor will be released from those obligations.

          17. DEFAULTS AND REMEDIES. If an Event of Default occurs and is continuing, the Trustee or the Holders of at least 25% in aggregate principal amount of Notes then outstanding may declare all the Notes to be due and payable in the manner, at the time and with the effect provided in the Indenture. Holders of Notes may not enforce the Indenture except as provided in the Indenture. The Trustee is not obligated to enforce the Indenture or the Notes unless it has received indemnity satisfactory to it. The Indenture permits, subject to certain limitations therein provided, Holders of a majority in aggregate principal amount of the Notes then outstanding to direct the Trustee in its exercise of any trust or power. The Trustee may withhold from Holders of Notes notice of any continuing Default or Event of Default (except a Default in payment of principal or interest) if it determines that withholding notice is in their interest.

          18. TRUSTEE DEALINGS WITH COMPANY. The Trustee under the Indenture, in its individual or any other capacity, may become the owner or pledgee of Notes and may otherwise deal with the Company, its Subsidiaries or their respective Affiliates as if it were not the Trustee.

          19. NO RECOURSE AGAINST OTHERS. No past, present or future stockholder, director, officer, employee or incorporator, as such, of the Company or the Guarantors shall have any liability for any obligation of the Company under the Notes, the Guarantees or the Indenture or for any claim based on, in respect of or by reason of such obligations or their creation. Each Holder of a Note by accepting a Note waives and releases all such liability. The waiver and release are part of the consideration for the issuance of the Notes.

          20. GUARANTEES. Payment of principal and interest (including interest on overdue principal and overdue interest, if lawful) is unconditionally guaranteed, jointly and severally, by each of the Guarantors.

          21. AUTHENTICATION. This Note shall not be valid until the Trustee or Authenticating Agent manually signs the certificate of authentication on this Note.

          22. GOVERNING LAW. The laws of the State of New York shall govern this Note, the Guarantees and the Indenture, without regard to principles of conflict of laws.

          23. ABBREVIATIONS AND DEFINED TERMS. Customary abbreviations may be used in the name of a Holder of a Note or an assignee, such as:
TEN COM (= tenants in common),

TEN ENT (= tenants by the entireties), JT TEN (= joint tenants with right of survivorship and not as tenants in common), CUST (Custodian), and U/G/M/A (= Uniform Gifts to Minors Act).

          The Company will furnish to any Holder of a Parent Note upon written request and without charge a copy of the Indenture. Requests may be made to: The Hockey Company, 3500 Boulevard de Maisonneuve, Suite 800, Montreal, Quebec, Canada H3Z 3C1, Attn: Chief Executive Officer.

                                    GUARANTEE

          Sport Maska Inc. and its successors under the Indenture, jointly and severally with any other Guarantors, hereby irrevocably and unconditionally guarantees, on an unsecured senior basis, (i) the due and punctual payment of the principal of, premium, if any, and interest on the Notes, whether at maturity, by acceleration or otherwise, the due and punctual payment of interest on the overdue principal of and interest, if any, on the Notes, to the extent lawful, and the due and punctual performance of all other obligations of The Hockey Company (the "COMPANY") to the Holders or the Trustee all in accordance with the terms set forth in Article Ten of the Indenture, (ii) in case of any extension of time of payment or renewal of any Notes or any of such other obligations, that the same will be promptly paid in full when due or performed in accordance with the terms of the extension or renewal, whether at stated maturity, by acceleration or otherwise and (iii) has agreed to pay any and all costs and expenses (including reasonable attorneys' fees) incurred by the Trustee or any Holder in enforcing any rights under this Guarantee. Capitalized terms used herein have the meanings assigned to them in the Indenture unless otherwise indicated.

          No stockholder, employee, officer, director or incorporator, as such, past, present or future, of Sport Maska Inc. shall have any personal liability under this Guarantee by reason of his or its status as such stockholder, employee, officer, director or incorporator. Each Holder by accepting this Guarantee waives and releases all such liability. The waiver and release are part of the consideration for issuance of the Notes and Guarantees. This Guarantee shall be binding upon Sport Maska Inc. and its successors and assigns and shall inure to the benefit of the successors and assigns of the Trustee and the Holders and, in the event of any transfer or assignment of rights by any Holder or the Trustee, the rights and privileges herein conferred upon that party shall automatically extend to and be vested in such transferee or assignee, all subject to the terms and conditions hereof.

          This Guarantee shall not be valid or obligatory for any purpose until the certificate of authentication on the Note upon which this Guarantee is noted shall have been executed by the Trustee under the Indenture by the manual signature of one of its authorized officers.

          THE TERMS OF ARTICLE TEN OF THE INDENTURE ARE INCORPORATED HEREIN BY REFERENCE.

          This Guarantee shall be governed by and construed in accordance with the laws of the State of New York.

                                          SPORT MASKA INC.

                                          By:
                                              -------------------------------
                                               Name:
                                               Title:

                                    GUARANTEE

          Sports Holdings Corp. and its successors under the Indenture, jointly and severally with any other Guarantors, hereby irrevocably and unconditionally guarantees, on an unsecured senior basis, (i) the due and punctual payment of the principal of, premium, if any, and interest on the Notes, whether at maturity, by acceleration or otherwise, the due and punctual payment of interest on the overdue principal of and interest, if any, on the Notes, to the extent lawful, and the due and punctual performance of all other obligations of The Hockey Company (the "COMPANY") to the Holders or the Trustee all in accordance with the terms set forth in Article Ten of the Indenture, (ii) in case of any extension of time of payment or renewal of any Notes or any of such other obligations, that the same will be promptly paid in full when due or performed in accordance with the terms of the extension or renewal, whether at stated maturity, by acceleration or otherwise and (iii) has agreed to pay any and all costs and expenses (including reasonable attorneys' fees) incurred by the Trustee or any Holder in enforcing any rights under this Guarantee. Capitalized terms used herein have the meanings assigned to them in the Indenture unless otherwise indicated.

          No stockholder, employee, officer, director or incorporator, as such, past, present or future, of Sports Holdings Corp. shall have any personal liability under this Guarantee by reason of his or its status as such stockholder, employee, officer, director or incorporator. Each Holder by accepting this Guarantee waives and releases all such liability. The waiver and release are part of the consideration for issuance of the Notes and Guarantees. This Guarantee shall be binding upon Sports Holdings Corp. and its successors and assigns and shall inure to the benefit of the successors and assigns of the Trustee and the Holders and, in the event of any transfer or assignment of rights by any Holder or the Trustee, the rights and privileges herein conferred upon that party shall automatically extend to and be vested in such transferee or assignee, all subject to the terms and conditions hereof.

          This Guarantee shall not be valid or obligatory for any purpose until the certificate of authentication on the Note upon which this Guarantee is noted shall have been executed by the Trustee under the Indenture by the manual signature of one of its authorized officers.

          THE TERMS OF ARTICLE TEN OF THE INDENTURE ARE INCORPORATED HEREIN BY REFERENCE.

          This Guarantee shall be governed by and construed in accordance with the laws of the State of New York.

                                          SPORTS HOLDINGS CORP.,

                                          By:
                                              -------------------------------
                                               Name:
                                               Title:

                                    GUARANTEE

          Maska U.S., Inc. and its successors under the Indenture, jointly and severally with any other Guarantors, hereby irrevocably and unconditionally guarantees, on an unsecured senior basis, (i) the due and punctual payment of the principal of, premium, if any, and interest on the Notes, whether at maturity, by acceleration or otherwise, the due and punctual payment of interest on the overdue principal of and interest, if any, on the Notes, to the extent lawful, and the due and punctual performance of all other obligations of The Hockey Company (the "COMPANY") to the Holders or the Trustee all in accordance with the terms set forth in Article Ten of the Indenture, (ii) in case of any extension of time of payment or renewal of any Notes or any of such other obligations, that the same will be promptly paid in full when due or performed in accordance with the terms of the extension or renewal, whether at stated maturity, by acceleration or otherwise and (iii) has agreed to pay any and all costs and expenses (including reasonable attorneys' fees) incurred by the Trustee or any Holder in enforcing any rights under this Guarantee. Capitalized terms used herein have the meanings assigned to them in the Indenture unless otherwise indicated.

          No stockholder, employee, officer, director or incorporator, as such, past, present or future, of Maska U.S., Inc. shall have any personal liability under this Guarantee by reason of his or its status as such stockholder, employee, officer, director or incorporator. Each Holder by accepting this Guarantee waives and releases all such liability. The waiver and release are part of the consideration for issuance of the Notes and Guarantees. This Guarantee shall be binding upon Maska U.S., Inc. and its successors and assigns and shall inure to the benefit of the successors and assigns of the Trustee and the Holders and, in the event of any transfer or assignment of rights by any Holder or the Trustee, the rights and privileges herein conferred upon that party shall automatically extend to and be vested in such transferee or assignee, all subject to the terms and conditions hereof.

          This Guarantee shall not be valid or obligatory for any purpose until the certificate of authentication on the Note upon which this Guarantee is noted shall have been executed by the Trustee under the Indenture by the manual signature of one of its authorized officers.

          THE TERMS OF ARTICLE TEN OF THE INDENTURE ARE INCORPORATED HEREIN BY REFERENCE.

          This Guarantee shall be governed by and construed in accordance with the laws of the State of New York.

                                          MASKA U.S., INC.

                                          By:
                                              -------------------------------
                                               Name:
                                               Title:

                                    GUARANTEE

          SLM Trademark Acquisition, Corp. and its successors under the Indenture, jointly and severally with any other Guarantors, hereby irrevocably and unconditionally guarantees, on an unsecured senior basis, (i) the due and punctual payment of the principal of, premium, if any, and interest on the Notes, whether at maturity, by acceleration or otherwise, the due and punctual payment of interest on the overdue principal of and interest, if any, on the Notes, to the extent lawful, and the due and punctual performance of all other obligations of The Hockey Company (the "COMPANY") to the Holders or the Trustee all in accordance with the terms set forth in Article Ten of the Indenture, (ii) in case of any extension of time of payment or renewal of any Notes or any of such other obligations, that the same will be promptly paid in full when due or performed in accordance with the terms of the extension or renewal, whether at stated maturity, by acceleration or otherwise and (iii) has agreed to pay any and all costs and expenses (including reasonable attorneys' fees) incurred by the Trustee or any Holder in enforcing any rights under this Guarantee. Capitalized terms used herein have the meanings assigned to them in the Indenture unless otherwise indicated.

          No stockholder, employee, officer, director or incorporator, as such, past, present or future, of SLM Trademark Acquisition, Corp. shall have any personal liability under this Guarantee by reason of his or its status as such stockholder, employee, officer, director or incorporator. Each Holder by accepting this Guarantee waives and releases all such liability. The waiver and release are part of the consideration for issuance of the Notes and Guarantees. This Guarantee shall be binding upon SLM Trademark Acquisition, Corp. and its successors and assigns and shall inure to the benefit of the successors and assigns of the Trustee and the Holders and, in the event of any transfer or assignment of rights by any Holder or the Trustee, the rights and privileges herein conferred upon that party shall automatically extend to and be vested in such transferee or assignee, all subject to the terms and conditions hereof.

          This Guarantee shall not be valid or obligatory for any purpose until the certificate of authentication on the Note upon which this Guarantee is noted shall have been executed by the Trustee under the Indenture by the manual signature of one of its authorized officers.

          THE TERMS OF ARTICLE TEN OF THE INDENTURE ARE INCORPORATED HEREIN BY REFERENCE.

          This Guarantee shall be governed by and construed in accordance with the laws of the State of New York.

                                          SLM TRADEMARK ACQUISITION, CORP.

                                          By:
                                              -------------------------------
                                               Name:
                                               Title:

                                    GUARANTEE

          WAP Holdings Inc. and its successors under the Indenture, jointly and severally with any other Guarantors, hereby irrevocably and unconditionally guarantees, on an unsecured senior basis, (i) the due and punctual payment of the principal of, premium, if any, and interest on the Notes, whether at maturity, by acceleration or otherwise, the due and punctual payment of interest on the overdue principal of and interest, if any, on the Notes, to the extent lawful, and the due and punctual performance of all other obligations of The Hockey Company (the "COMPANY") to the Holders or the Trustee all in accordance with the terms set forth in Article Ten of the Indenture, (ii) in case of any extension of time of payment or renewal of any Notes or any of such other obligations, that the same will be promptly paid in full when due or performed in accordance with the terms of the extension or renewal, whether at stated maturity, by acceleration or otherwise and (iii) has agreed to pay any and all costs and expenses (including reasonable attorneys' fees) incurred by the Trustee or any Holder in enforcing any rights under this Guarantee. Capitalized terms used herein have the meanings assigned to them in the Indenture unless otherwise indicated.

          No stockholder, employee, officer, director or incorporator, as such, past, present or future, of WAP Holdings Inc. shall have any personal liability under this Guarantee by reason of his or its status as such stockholder, employee, officer, director or incorporator. Each Holder by accepting this Guarantee waives and releases all such liability. The waiver and release are part of the consideration for issuance of the Notes and Guarantees. This Guarantee shall be binding upon WAP Holdings Inc. and its successors and assigns and shall inure to the benefit of the successors and assigns of the Trustee and the Holders and, in the event of any transfer or assignment of rights by any Holder or the Trustee, the rights and privileges herein conferred upon that party shall automatically extend to and be vested in such transferee or assignee, all subject to the terms and conditions hereof.

          This Guarantee shall not be valid or obligatory for any purpose until the certificate of authentication on the Note upon which this Guarantee is noted shall have been executed by the Trustee under the Indenture by the manual signature of one of its authorized officers.

          THE TERMS OF ARTICLE TEN OF THE INDENTURE ARE INCORPORATED HEREIN BY REFERENCE.

          This Guarantee shall be governed by and construed in accordance with the laws of the State of New York.

                                          WAP HOLDINGS INC.

                                          By:
                                              -------------------------------
                                              Name:
                                              Title:

                                    GUARANTEE

          SLM Trademark Acquisition Canada Corp. and its successors under the Indenture, jointly and severally with any other Guarantors, hereby irrevocably and unconditionally guarantees, on an unsecured senior basis, (i) the due and punctual payment of the principal of, premium, if any, and interest on the Notes, whether at maturity, by acceleration or otherwise, the due and punctual payment of interest on the overdue principal of and interest, if any, on the Notes, to the extent lawful, and the due and punctual performance of all other obligations of The Hockey Company (the "COMPANY") to the Holders or the Trustee all in accordance with the terms set forth in Article Ten of the Indenture, (ii) in case of any extension of time of payment or renewal of any Notes or any of such other obligations, that the same will be promptly paid in full when due or performed in accordance with the terms of the extension or renewal, whether at stated maturity, by acceleration or otherwise and (iii) has agreed to pay any and all costs and expenses (including reasonable attorneys' fees) incurred by the Trustee or any Holder in enforcing any rights under this Guarantee. Capitalized terms used herein have the meanings assigned to them in the Indenture unless otherwise indicated.

          No stockholder, employee, officer, director or incorporator, as such, past, present or future, of SLM Trademark Acquisition Canada Corp. shall have any personal liability under this Guarantee by reason of his or its status as such stockholder, employee, officer, director or incorporator. Each Holder by accepting this Guarantee waives and releases all such liability. The waiver and release are part of the consideration for issuance of the Notes and Guarantees. This Guarantee shall be binding upon SLM Trademark Acquisition Canada Corp. and its successors and assigns and shall inure to the benefit of the successors and assigns of the Trustee and the Holders and, in the event of any transfer or assignment of rights by any Holder or the Trustee, the rights and privileges herein conferred upon that party shall automatically extend to and be vested in such transferee or assignee, all subject to the terms and conditions hereof.

          This Guarantee shall not be valid or obligatory for any purpose until the certificate of authentication on the Note upon which this Guarantee is noted shall have been executed by the Trustee under the Indenture by the manual signature of one of its authorized officers.

          THE TERMS OF ARTICLE TEN OF THE INDENTURE ARE INCORPORATED HEREIN BY REFERENCE.

          This Guarantee shall be governed by and construed in accordance with the laws of the State of New York.

                                          SLM TRADEMARK ACQUISITION CANADA CORP.

                                          By:
                                              -------------------------------
                                               Name:
                                               Title:

                                    GUARANTEE

          Jofa AB and its successors under the Indenture, jointly and severally with any other Guarantors, hereby irrevocably and unconditionally guarantees, on an unsecured senior basis, (i) the due and punctual payment of the principal of, premium, if any, and interest on the Notes, whether at maturity, by acceleration or otherwise, the due and punctual payment of interest on the overdue principal of and interest, if any, on the Notes, to the extent lawful, and the due and punctual performance of all other obligations of The Hockey Company (the "COMPANY") to the Holders or the Trustee all in accordance with the terms set forth in Article Ten of the Indenture, (ii) in case of any extension of time of payment or renewal of any Notes or any of such other obligations, that the same will be promptly paid in full when due or performed in accordance with the terms of the extension or renewal, whether at stated maturity, by acceleration or otherwise and (iii) has agreed to pay any and all costs and expenses (including reasonable attorneys' fees) incurred by the Trustee or any Holder in enforcing any rights under this Guarantee. Capitalized terms used herein have the meanings assigned to them in the Indenture unless otherwise indicated.

          No stockholder, employee, officer, director or incorporator, as such, past, present or future, of Jofa AB shall have any personal liability under this Guarantee by reason of his or its status as such stockholder, employee, officer, director or incorporator. Each Holder by accepting this Guarantee waives and releases all such liability. The waiver and release are part of the consideration for issuance of the Notes and Guarantees. This Guarantee shall be binding upon Jofa AB and its successors and assigns and shall inure to the benefit of the successors and assigns of the Trustee and the Holders and, in the event of any transfer or assignment of rights by any Holder or the Trustee, the rights and privileges herein conferred upon that party shall automatically extend to and be vested in such transferee or assignee, all subject to the terms and conditions hereof.

          This Guarantee shall not be valid or obligatory for any purpose until the certificate of authentication on the Note upon which this Guarantee is noted shall have been executed by the Trustee under the Indenture by the manual signature of one of its authorized officers.

          THE TERMS OF ARTICLE TEN OF THE INDENTURE ARE INCORPORATED HEREIN BY REFERENCE.

          This Guarantee shall be governed by and construed in accordance with the laws of the State of New York.

                                          JOFA AB

                                          By:
                                              -------------------------------
                                               Name:
                                               Title:

                                    GUARANTEE

          Jofa Holding AB and its successors under the Indenture, jointly and severally with any other Guarantors, hereby irrevocably and unconditionally guarantees, on an unsecured senior basis, (i) the due and punctual payment of the principal of, premium, if any, and interest on the Notes, whether at maturity, by acceleration or otherwise, the due and punctual payment of interest on the overdue principal of and interest, if any, on the Notes, to the extent lawful, and the due and punctual performance of all other obligations of The Hockey Company (the "COMPANY") to the Holders or the Trustee all in accordance with the terms set forth in Article Ten of the Indenture, (ii) in case of any extension of time of payment or renewal of any Notes or any of such other obligations, that the same will be promptly paid in full when due or performed in accordance with the terms of the extension or renewal, whether at stated maturity, by acceleration or otherwise and (iii) has agreed to pay any and all costs and expenses (including reasonable attorneys' fees) incurred by the Trustee or any Holder in enforcing any rights under this Guarantee. Capitalized terms used herein have the meanings assigned to them in the Indenture unless otherwise indicated.

          No stockholder, employee, officer, director or incorporator, as such, past, present or future, of Jofa Holding AB shall have any personal liability under this Guarantee by reason of his or its status as such stockholder, employee, officer, director or incorporator. Each Holder by accepting this Guarantee waives and releases all such liability. The waiver and release are part of the consideration for issuance of the Notes and Guarantees. This Guarantee shall be binding upon Jofa Holding AB and its successors and assigns and shall inure to the benefit of the successors and assigns of the Trustee and the Holders and, in the event of any transfer or assignment of rights by any Holder or the Trustee, the rights and privileges herein conferred upon that party shall automatically extend to and be vested in such transferee or assignee, all subject to the terms and conditions hereof.

          This Guarantee shall not be valid or obligatory for any purpose until the certificate of authentication on the Note upon which this Guarantee is noted shall have been executed by the Trustee under the Indenture by the manual signature of one of its authorized officers.

          THE TERMS OF ARTICLE TEN OF THE INDENTURE ARE INCORPORATED HEREIN BY REFERENCE.

          This Guarantee shall be governed by and construed in accordance with the laws of the State of New York.

                                          JOFA HOLDING AB

                                          By:
                                              -------------------------------
                                               Name:
                                               Title:

                      [OPTION OF HOLDER TO ELECT PURCHASE]

          If you want to elect to have this Note purchased by the Company pursuant to SECTION 4.15 or SECTION 4.16 of the Indenture, check the appropriate box:

               SECTION 4.15 [  ]
               SECTION 4.16 [  ]

          If you want to elect to have only part of this Note purchased by the Company pursuant to SECTION 4.15 or SECTION 4.16 of the Indenture, state the amount you elect to have purchased:

$
 ------------------------

Dated:
      --------------                      -----------------------------------
                                          NOTICE: The signature on this
                                                  assignment must correspond
                                                  with the name as it appears
                                                  upon the face of the within
                                                  Note in every particular
                                                  without alteration or
                                                  enlargement or any change
                                                  whatsoever and be guaranteed
                                                  by the endorser's bank or
                                                  broker.

                                             Signature Guarantee:
                                                                  --------------

THIS NOTE HAS NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND, ACCORDINGLY, WITHIN THIS NOTE NOR ANY INTEREST IN IT MAY BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED WITHIN THE UNITED STATES OR TO, OR FOR THE ACCOUNT OR BENEFIT OF, U.S. PERSONS WITHIN TWO YEARS AFTER THE ORIGINAL ISSUANCE OF THIS NOTE OR THE LAST DATE ON WHICH THIS UNIT OR ANY INTEREST THEREIN WAS HELD BY THE COMPANY, THE SUBSIDIARY ISSUER OR ANY AFFILIATE OF EITHER EXCEPT (A) TO SPORT MASKA INC. OR ANY SUBSIDIARY THEREOF, (B) INSIDE THE UNITED STATES TO A QUALIFIED INSTITUTIONAL BUYER IN COMPLIANCE WITH RULE 144A UNDER THE SECURITIES ACT, (C) INSIDE THE UNITED STATES TO AN INSTITUTIONAL ACCREDITED INVESTOR (AS DEFINED IN RULE 501(a)(1), (2), (3), OR (7) UNDER THE SECURITIES ACT (AN "ACCREDITED INVESTOR")) THAT, PRIOR TO SUCH TRANSFER, FURNISHES (OR HAS FURNISHED ON ITS BEHALF BY A U.S. BROKER-DEALER) TO THE TRUSTEE A SIGNED LETTER CONTAINING CERTAIN REPRESENTATIONS AND AGREEMENTS RELATING TO THE RESTRICTIONS ON TRANSFER OF THIS NOTE (THE FORM OF WHICH LETTER CAN BE OBTAINED FROM THE TRUSTEE FOR THIS NOTE), (D) OUTSIDE THE UNITED STATES IN AN OFFSHORE TRANSACTION IN COMPLIANCE WITH RULE 904 UNDER THE SECURITIES ACT (IF AVAILABLE), (E) PURSUANT TO THE EXEMPTION FROM REGISTRATION PROVIDED BY RULE 144 UNDER THE SECURITIES ACT (IF AVAILABLE) OR (F) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT, THE HOLDER OF THIS NOTE AGREES THAT IT WILL GIVE TO EACH PERSON TO WHOM THIS NOTE OR AN INTEREST IN IT IS TRANSFERRED A NOTICE SUBSTANTIALLY TO THE EFFECT OF THIS LEGEND IN CONNECTION WITH ANY TRANSFER OF THIS NOTE WITHIN TWO YEARS AFTER THE ORIGINAL ISSUANCE OF THIS NOTE. AS USED HEREIN, THE TERMS "OFFSHORE TRANSACTION," "UNITED STATES" AND "U.S. PERSON" HAVE THE MEANING GIVEN TO THEM BY REGULATION S UNDER THE SECURITIES ACT.

                                SPORT MASKA INC.

                      11 1/4% SENIOR SECURED NOTE DUE 2009

No. 1                                                             $62,447,500.00

          Sport Maska Inc., a New Brunswick corporation (the "COMPANY," which term includes any successor entity), for value received promises to pay to CEDE & CO. or registered assigns the principal sum of SIXTY-TWO MILLION FOUR HUNDRED FORTY-SEVEN THOUSAND FIVE HUNDRED DOLLARS AND 00/100 ($62,447,500.00) (or such principal amount as may be set forth in the records of the Trustee hereinafter referred to in accordance with the Indenture) on April 15, 2009.

          Interest Rate: 11 1/4%

          Interest Payment Dates: October 15 and April 15, beginning on October 15, 2002

          Record Dates: October 1 and April 1

          Reference is made to the further provisions of this Note contained herein, which will for all purposes have the same effect as if set forth at this place.

          IN WITNESS WHEREOF, the Company has caused this Note to be signed manually or by facsimile by its duly authorized officers and a facsimile of its corporate seal to be affixed hereto or imprinted hereon.

                                          Sport Maska Inc.

                                          By:
                                              -------------------------------
                                               Name:
                                               Title:
Dated: April 3, 2002

                      TRUSTEE CERTIFICATE OF AUTHENTICATION

          This is one of the 11 1/4% Senior Secured Notes due 2009 referred to in the within-mentioned Indenture.

                                          THE BANK OF NEW YORK, as Trustee

Dated: April 3, 2002                      By:
                                              -------------------------------
                                              Authorized Signatory

                              (REVERSE OF SECURITY)

                      11 1/4% Senior Secured Note due 2009

          1. NOT SEPARABLE. This Subsidiary Issuer Note, together with the 11 1/4% Senior Secured Note due 2009 of The Hockey Company (the "COMPANY"), comprise a unit (each a "UNIT"). The Subsidiary Issuer Notes and Parent Notes are collectively referred to as the "Notes." This Subsidiary Issuer Note is not separable and not transferable except as a Unit.

          2. INTEREST. Sport Maska Inc., a New Brunswick corporation (the "SPORT MASKA"), promises to pay interest on the principal amount of this Subsidiary Issuer Note at the rate per annum shown above. Interest on the Subsidiary Issuer Notes will accrue from the most recent date on which interest has been paid or, if no interest has been paid, from April 3, 2002. Sport Maska will pay interest semi-annually in arrears on each Interest Payment Date, commencing October 15, 2002. Interest will be computed on the basis of a 360-day year comprised of twelve 30-day months.

          3. METHOD OF PAYMENT. Sport Maska shall pay interest on the Subsidiary Issuer Notes (except defaulted interest) to the Persons who are the registered Holders at the close of business on the Record Date immediately preceding the Interest Payment Date even if the Subsidiary Issuer Notes are cancelled on registration of transfer or registration of exchange after such Record Date. Holders must surrender Subsidiary Issuer Notes to a Paying Agent to collect principal payments. Sport Maska shall pay principal and interest in money of the United States that at the time of payment is legal tender for payment of public and private debts ("U.S. LEGAL TENDER"). However, Sport Maska may pay principal and interest by its check payable in such U.S. Legal Tender. Sport Maska may deliver any such interest payment to the Paying Agent or to a Holder at the Holder's registered address.

          4. PAYING AGENT AND REGISTRAR. Initially, The Bank of New York (the "TRUSTEE") will act as Paying Agent and Registrar. Parent and Sport Maska may change any Paying Agent, Registrar or co-Registrar without notice to the Holders.

          5. INDENTURE. The Notes, Parent Guarantees and Guarantees were issued under an Indenture, dated as of April 3, 2002 (the "INDENTURE"), between the Company, the Subsidiary Issuer, the Guarantors and the Trustee. Capitalized terms herein are used as defined in the Indenture unless otherwise defined herein. The terms of the Subsidiary Issuer Notes include those stated in the Indenture and those made part of the Indenture by reference to the Trust Indenture Act of 1939 (15 U.S. Code Sections 77aaa-77bbbb) (the "TIA"), as in effect on the date of the Indenture until such time as the Indenture is qualified under the TIA, and thereafter as in effect on the date on which the Indenture is qualified under the TIA. Notwithstanding anything to the contrary herein, the Subsidiary Issuer Notes are subject to all such terms, and Holders of Units are referred to the Indenture and the TIA for a statement of them. The Subsidiary Issuer Notes are senior secured obligations of the Sport Maska Inc.. Each Holder, by accepting a Subsidiary Issuer Note, agrees to be bound by all of the terms and provisions of the Indenture, as the same may be amended from time to time.

          6.   REDEMPTION.

          (a) OPTIONAL REDEMPTION. The Notes will be redeemable, as Units, at the joint option of the Company and Sport Maska, in whole or in part at any time or from time to time, on and after April 15, 2006, upon not less than 30 nor more than 60 days' notice, at the following redemption prices (expressed as percentages of the principal amount thereof) if redeemed during the twelve-month period commencing on April 15 of the year set forth below, plus, in each case, accrued interest thereon to the date of redemption:

          Year                                                   Percentage
          ----                                                   ----------
          2006...............................................     105.625%
          2007...............................................     102.813%
          2008 and thereafter................................     100.000%

          (b) OPTIONAL REDEMPTION UPON EQUITY OFFERINGS. At any time, or from time to time, on or prior to April 15, 2005, the Company and the Sport Maska may, at their joint option, use an amount equal to the net cash proceeds of one or more Equity Offerings (as defined in the Indenture) to redeem up to 33 1/3% of their respective outstanding Notes, as Units, at a redemption price equal to 111.25% of the principal amount thereof plus accrued and unpaid interest thereon, if any, to the date of redemption; PROVIDED that at least 66 2/3% of the aggregate principal amount of Notes issued under the Indenture remains outstanding immediately after any such redemption. In order to effect the foregoing redemption with the proceeds of any Equity Offering, the Company and Sport Maska shall make such redemption not more than 120 days after the consummation of any such Equity Offering.

          (c) TAX REDEMPTION. The Notes will be subject to redemption, as Units, at the joint option of the Issuers, as a whole but not in part, at any time upon not fewer than 30 nor more than 60 days' notice mailed to each Holder at the addresses appearing in the register at a redemption price equal to 100% of the principal amount of the Notes plus accrued interest to but excluding the Redemption Date if an Issuer has become or would become obligated to pay on the next date on which any amount would be payable under or with respect to the Notes, any Additional Amounts as a result of any change or amendment to the laws (or regulations promulgated thereunder) of Canada (or any subdivision thereof or by any authority or agency therein or thereof having power to tax), or any change in or amendment to any official position or administration or assessing practices regarding the application or interpretation of such laws or regulations, which change or amendment is announced or becomes effective on or after the Issue Date.

          7. NOTICE OF REDEMPTION. Notice of redemption will be mailed at least 30 days but not more than 60 days before the Redemption Date to each Holder of Units to be redeemed at such Holder's registered address. Units in denominations larger than $1,000 may be redeemed in part.

          8. OFFERS TO PURCHASE. SECTIONS 4.15 and 4.16 of the Indenture provide that after certain Asset Sales (as defined in the Indenture) and upon the occurrence of a Change of Control Triggering Event (as defined in the Indenture), and subject to further limitations contained therein, Sport Maska and the Company will jointly make an offer to purchase certain amounts of the Notes, as Units, in accordance with the procedures set forth in the Indenture.

          9. REGISTRATION RIGHTS. Pursuant to the Registration Rights Agreement among the Company, Sport Maska, the Guarantors and the Holders of the Initial Units, the Company and Sport Maska will be obligated to consummate an exchange offer. Upon such exchange offer being made, the Holder of a Unit shall have the right, subject to compliance with applicable Canadian securities laws, to exchange such Unit for Series B 11 1/4% Senior Secured Notes due 2009 (the "EXCHANGE UNITS"), which have been registered under the Securities Act, in like principal amount and having terms identical to the Initial Units as substitute evidence of indebtedness originally evidenced by the Initial Units. The Holders of the Initial Units shall be entitled to receive certain additional interest payments in the event such exchange offer is not consummated and upon certain other conditions, all pursuant to and in accordance with the terms of the Registration Rights Agreement.

          10. DENOMINATIONS; TRANSFER; EXCHANGE. The Subsidiary Issuer Notes are in registered form, without coupons, in denominations of $500 and integral multiples thereof.

          11. PERSONS DEEMED OWNERS. The registered Holder of a Unit shall be treated as the owner of it for all purposes.

          12. UNCLAIMED MONEY. If money for the payment of principal or interest remains unclaimed for two years, the Trustee and the Paying Agent will pay the money back to Sport Maska. After that, all liability of the Trustee and such Paying Agent with respect to such money shall cease.

          13. DISCHARGE PRIOR TO REDEMPTION OR MATURITY. If the Company and Sport Maska at any time deposit with the Trustee U.S. Legal Tender or U.S. Government Obligations sufficient to pay the principal of and interest on the Notes to redemption or maturity and comply with the other provisions of the Indenture relating thereto, Sport Maska will be discharged from certain provisions of the Indenture and the Notes (including certain covenants, but excluding its obligation to pay the principal of and interest on the Notes).

          14. AMENDMENT; SUPPLEMENT; WAIVER. Subject to certain exceptions, the Indenture, the Notes or the Guarantees may be amended or supplemented with the written consent of the Holders of at least a majority in aggregate principal amount of the Notes then outstanding, and any existing Default or Event of Default or noncompliance with any provision may be waived with the written consent of the Holders of a majority in aggregate principal amount of the Notes then outstanding. Without notice to or consent of any Holder, the parties thereto may amend or supplement the Indenture, the Notes or the Guarantees to, among other things, cure any ambiguity, defect or inconsistency, provide for uncertificated Notes or Guarantees in addition to or in place of certificated Notes or Guarantees, or comply with Article Five of the Indenture or make any other change that does not adversely affect in any material respect the rights of any Holder of a Note.

          15. RESTRICTIVE COVENANTS. The Indenture imposes certain limitations on the ability of the Company, the Subsidiary Issuer and their Restricted Subsidiaries to, among other things, incur additional Indebtedness or Liens, make payments in respect of their Capital Stock or certain Indebtedness, enter into transactions with Affiliates, create dividend or other payment restrictions affecting Subsidiaries, merge or consolidate with any other Person, sell, assign, transfer, lease, convey or otherwise dispose of all or substantially all of its assets or adopt a plan of liquidation. Such limitations are subject to a number of important qualifications and exceptions. The Company and the Subsidiary Issuer must annually report to the Trustee on compliance with such limitations.

          16. SUCCESSORS. When a successor assumes, in accordance with the Indenture, all the obligations of its predecessor under the Notes, the Guarantees and the Indenture, the predecessor will be released from those obligations.

          17. DEFAULTS AND REMEDIES. If an Event of Default occurs and is continuing, the Trustee or the Holders of at least 25% in aggregate principal amount of Notes then outstanding may declare all the Notes to be due and payable in the manner, at the time and with the effect provided in the Indenture. Holders of Notes may not enforce the Indenture or the Notes except as provided in the Indenture. The Trustee is not obligated to enforce the Indenture or the Notes unless it has received indemnity reasonably satisfactory to it. The Indenture permits, subject to certain limitations therein provided, Holders of a majority in aggregate principal amount of the Notes then outstanding to direct the Trustee in its exercise of any trust or power. The Trustee may withhold from Holders of Notes notice of any continuing Default or Event of Default (except a Default in payment of principal or interest) if it determines that withholding notice is in their interest.

          18. TRUSTEE DEALINGS WITH COMPANY. The Trustee under the Indenture, in its individual or any other capacity, may become the owner or pledgee of Notes and may otherwise deal with the Company, its Subsidiaries or their respective Affiliates as if it were not the Trustee.

          19. NO RECOURSE AGAINST OTHERS. No past, present or future stockholder, director, officer, employee or incorporator, as such, of the Company or the Guarantors shall have any liability for any obligation of the Company under the Notes, the Guarantees or the Indenture or for any claim based on, in respect of or by reason of such obligations or their creation. Each Holder of a Note by accepting a Note waives and releases all such liability. The waiver and release are part of the consideration for the issuance of the Notes.

          20. GUARANTEES. Payment of principal and interest (including interest on overdue principal and overdue interest, if lawful) is unconditionally guaranteed, jointly and severally, by each of the Guarantors.

          21. AUTHENTICATION. This Note shall not be valid until the Trustee or Authenticating Agent manually signs the certificate of authentication on this Note.

          22. GOVERNING LAW. The laws of the State of New York shall govern this Note, the Guarantees and the Indenture, without regard to principles of conflict of laws.

          23. ABBREVIATIONS AND DEFINED TERMS. Customary abbreviations may be used in the name of a Holder of a Note or an assignee, such as:
TEN COM (= tenants in common),

TEN ENT (= tenants by the entireties), JT TEN (= joint tenants with right of survivorship and not as tenants in common), CUST (Custodian), and*
U/G/M/A (= Uniform Gifts to Minors Act).

          The Company will furnish to any Holder of a Subsidiary Issuer Note upon written request and without charge a copy of the Indenture. Requests may be made to: Sport Maska Inc., 3500 Boulevard de Maisonneuve, Suite 800, Montreal, Quebec, Canada H3Z 3C1, Attn: Chief Executive Officer.

                                    GUARANTEE

          The Hockey Company and its successors under the Indenture, jointly and severally with any other Guarantors, hereby irrevocably and unconditionally guarantees, on a senior secured basis, (i) the due and punctual payment of the principal of, premium, if any, and interest on the Subsidiary Issuer Notes, whether at maturity, by acceleration or otherwise, the due and punctual payment of interest on the overdue principal of and interest, if any, on the Subsidiary Issuer Notes, to the extent lawful, and the due and punctual performance of all other obligations of Sport Maska Inc. (the "COMPANY") to the Holders or the Trustee all in accordance with the terms set forth in Article Ten of the Indenture, (ii) in case of any extension of time of payment or renewal of any Subsidiary Issuer Notes or any of such other obligations, that the same will be promptly paid in full when due or performed in accordance with the terms of the extension or renewal, whether at stated maturity, by acceleration or otherwise and (iii) has agreed to pay any and all costs and expenses (including reasonable attorneys' fees) incurred by the Trustee or any Holder in enforcing any rights under this Guarantee. Capitalized terms used herein have the meanings assigned to them in the Indenture unless otherwise indicated.

          No stockholder, employee, officer, director or incorporator, as such, past, present or future, of The Hockey Company shall have any personal liability under this Guarantee by reason of his or its status as such stockholder, employee, officer, director or incorporator. Each Holder by accepting this Guarantee waives and releases all such liability. The waiver and release are part of the consideration for issuance of the Subsidiary Issuer Notes and Guarantees. This Guarantee shall be binding upon The Hockey Company and its successors and assigns and shall inure to the benefit of the successors and assigns of the Trustee and the Holders and, in the event of any transfer or assignment of rights by any Holder or the Trustee, the rights and privileges herein conferred upon that party shall automatically extend to and be vested in such transferee or assignee, all subject to the terms and conditions hereof.

          This Guarantee shall not be valid or obligatory for any purpose until the certificate of authentication on the Subsidiary Issuer Note upon which this Guarantee is noted shall have been executed by the Trustee under the Indenture by the manual signature of one of its authorized officers.

          THE TERMS OF ARTICLE TEN OF THE INDENTURE ARE INCORPORATED HEREIN BY REFERENCE.

          This Guarantee shall be governed by and construed in accordance with the laws of the State of New York.

                                          THE HOCKEY COMPANY

                                          By:
                                              -------------------------------
                                               Name:
                                               Title:

                                    GUARANTEE

          Sports Holdings Corp. and its successors under the Indenture, jointly and severally with any other Guarantors, hereby irrevocably and unconditionally guarantees, on a senior secured basis, (i) the due and punctual payment of the principal of, premium, if any, and interest on the Subsidiary Issuer Notes, whether at maturity, by acceleration or otherwise, the due and punctual payment of interest on the overdue principal of and interest, if any, on the Subsidiary Issuer Notes, to the extent lawful, and the due and punctual performance of all other obligations of Sport Maska Inc. (the "COMPANY") to the Holders or the Trustee all in accordance with the terms set forth in Article Ten of the Indenture, (ii) in case of any extension of time of payment or renewal of any Subsidiary Issuer Notes or any of such other obligations, that the same will be promptly paid in full when due or performed in accordance with the terms of the extension or renewal, whether at stated maturity, by acceleration or otherwise and (iii) has agreed to pay any and all costs and expenses (including reasonable attorneys' fees) incurred by the Trustee or any Holder in enforcing any rights under this Guarantee. Capitalized terms used herein have the meanings assigned to them in the Indenture unless otherwise indicated.

          No stockholder, employee, officer, director or incorporator, as such, past, present or future, of Sports Holdings Corp. shall have any personal liability under this Guarantee by reason of his or its status as such stockholder, employee, officer, director or incorporator. Each Holder by accepting this Guarantee waives and releases all such liability. The waiver and release are part of the consideration for issuance of the Subsidiary Issuer Notes and Guarantees. This Guarantee shall be binding upon Sports Holdings Corp. and its successors and assigns and shall inure to the benefit of the successors and assigns of the Trustee and the Holders and, in the event of any transfer or assignment of rights by any Holder or the Trustee, the rights and privileges herein conferred upon that party shall automatically extend to and be vested in such transferee or assignee, all subject to the terms and conditions hereof.

          This Guarantee shall not be valid or obligatory for any purpose until the certificate of authentication on the Subsidiary Issuer Note upon which this Guarantee is noted shall have been executed by the Trustee under the Indenture by the manual signature of one of its authorized officers.

          THE TERMS OF ARTICLE TEN OF THE INDENTURE ARE INCORPORATED HEREIN BY REFERENCE.

          This Guarantee shall be governed by and construed in accordance with the laws of the State of New York.

                                          SPORTS HOLDINGS CORP.

                                          By:
                                              -------------------------------
                                               Name:
                                               Title:

                                    GUARANTEE

          Maska U.S., Inc. and its successors under the Indenture, jointly and severally with any other Guarantors, hereby irrevocably and unconditionally guarantees, on a senior secured basis, (i) the due and punctual payment of the principal of, premium, if any, and interest on the Subsidiary Issuer Notes, whether at maturity, by acceleration or otherwise, the due and punctual payment of interest on the overdue principal of and interest, if any, on the Subsidiary Issuer Notes, to the extent lawful, and the due and punctual performance of all other obligations of Sport Maska Inc. (the "COMPANY") to the Holders or the Trustee all in accordance with the terms set forth in Article Ten of the Indenture, (ii) in case of any extension of time of payment or renewal of any Subsidiary Issuer Notes or any of such other obligations, that the same will be promptly paid in full when due or performed in accordance with the terms of the extension or renewal, whether at stated maturity, by acceleration or otherwise and (iii) has agreed to pay any and all costs and expenses (including reasonable attorneys' fees) incurred by the Trustee or any Holder in enforcing any rights under this Guarantee. Capitalized terms used herein have the meanings assigned to them in the Indenture unless otherwise indicated.

          No stockholder, employee, officer, director or incorporator, as such, past, present or future, of Maska U.S., Inc. shall have any personal liability under this Guarantee by reason of his or its status as such stockholder, employee, officer, director or incorporator. Each Holder by accepting this Guarantee waives and releases all such liability. The waiver and release are part of the consideration for issuance of the Subsidiary Issuer Notes and Guarantees. This Guarantee shall be binding upon Maska U.S., Inc. and its successors and assigns and shall inure to the benefit of the successors and assigns of the Trustee and the Holders and, in the event of any transfer or assignment of rights by any Holder or the Trustee, the rights and privileges herein conferred upon that party shall automatically extend to and be vested in such transferee or assignee, all subject to the terms and conditions hereof.

          This Guarantee shall not be valid or obligatory for any purpose until the certificate of authentication on the Subsidiary Issuer Note upon which this Guarantee is noted shall have been executed by the Trustee under the Indenture by the manual signature of one of its authorized officers.

          THE TERMS OF ARTICLE TEN OF THE INDENTURE ARE INCORPORATED HEREIN BY REFERENCE.

          This Guarantee shall be governed by and construed in accordance with the laws of the State of New York.

                                          MASKA U.S., INC.

                                          By:
                                              -------------------------------
                                               Name:
                                               Title:

                                    GUARANTEE

          SLM Trademark Acquisition, Corp. and its successors under the Indenture, jointly and severally with any other Guarantors, hereby irrevocably and unconditionally guarantees, on a senior secured basis, (i) the due and punctual payment of the principal of, premium, if any, and interest on the Subsidiary Issuer Notes, whether at maturity, by acceleration or otherwise, the due and punctual payment of interest on the overdue principal of and interest, if any, on the Subsidiary Issuer Notes, to the extent lawful, and the due and punctual performance of all other obligations of Sport Maska Inc. (the "COMPANY") to the Holders or the Trustee all in accordance with the terms set forth in Article Ten of the Indenture, (ii) in case of any extension of time of payment or renewal of any Subsidiary Issuer Notes or any of such other obligations, that the same will be promptly paid in full when due or performed in accordance with the terms of the extension or renewal, whether at stated maturity, by acceleration or otherwise and (iii) has agreed to pay any and all costs and expenses (including reasonable attorneys' fees) incurred by the Trustee or any Holder in enforcing any rights under this Guarantee. Capitalized terms used herein have the meanings assigned to them in the Indenture unless otherwise indicated.

          No stockholder, employee, officer, director or incorporator, as such, past, present or future, of SLM Trademark Acquisition, Corp. shall have any personal liability under this Guarantee by reason of his or its status as such stockholder, employee, officer, director or incorporator. Each Holder by accepting this Guarantee waives and releases all such liability. The waiver and release are part of the consideration for issuance of the Subsidiary Issuer Notes and Guarantees. This Guarantee shall be binding upon SLM Trademark Acquisition, Corp. and its successors and assigns and shall inure to the benefit of the successors and assigns of the Trustee and the Holders and, in the event of any transfer or assignment of rights by any Holder or the Trustee, the rights and privileges herein conferred upon that party shall automatically extend to and be vested in such transferee or assignee, all subject to the terms and conditions hereof.

          This Guarantee shall not be valid or obligatory for any purpose until the certificate of authentication on the Subsidiary Issuer Note upon which this Guarantee is noted shall have been executed by the Trustee under the Indenture by the manual signature of one of its authorized officers.

          THE TERMS OF ARTICLE TEN OF THE INDENTURE ARE INCORPORATED HEREIN BY REFERENCE.

          This Guarantee shall be governed by and construed in accordance with the laws of the State of New York.

                                          SLM TRADEMARK ACQUISITION CORP.

                                          By:
                                              -------------------------------
                                               Name:
                                               Title:

                                    GUARANTEE

          WAP Holdings Inc. and its successors under the Indenture, jointly and severally with any other Guarantors, hereby irrevocably and unconditionally guarantees, on a senior secured basis, (i) the due and punctual payment of the principal of, premium, if any, and interest on the Subsidiary Issuer Notes, whether at maturity, by acceleration or otherwise, the due and punctual payment of interest on the overdue principal of and interest, if any, on the Subsidiary Issuer Notes, to the extent lawful, and the due and punctual performance of all other obligations of Sport Maska Inc. (the "COMPANY") to the Holders or the Trustee all in accordance with the terms set forth in Article Ten of the Indenture, (ii) in case of any extension of time of payment or renewal of any Subsidiary Issuer Notes or any of such other obligations, that the same will be promptly paid in full when due or performed in accordance with the terms of the extension or renewal, whether at stated maturity, by acceleration or otherwise and (iii) has agreed to pay any and all costs and expenses (including reasonable attorneys' fees) incurred by the Trustee or any Holder in enforcing any rights under this Guarantee. Capitalized terms used herein have the meanings assigned to them in the Indenture unless otherwise indicated.

          No stockholder, employee, officer, director or incorporator, as such, past, present or future, of WAP Holdings Inc. shall have any personal liability under this Guarantee by reason of his or its status as such stockholder, employee, officer, director or incorporator. Each Holder by accepting this Guarantee waives and releases all such liability. The waiver and release are part of the consideration for issuance of the Subsidiary Issuer Notes and Guarantees. This Guarantee shall be binding upon WAP Holdings Inc. and its successors and assigns and shall inure to the benefit of the successors and assigns of the Trustee and the Holders and, in the event of any transfer or assignment of rights by any Holder or the Trustee, the rights and privileges herein conferred upon that party shall automatically extend to and be vested in such transferee or assignee, all subject to the terms and conditions hereof.

          This Guarantee shall not be valid or obligatory for any purpose until the certificate of authentication on the Subsidiary Issuer Note upon which this Guarantee is noted shall have been executed by the Trustee under the Indenture by the manual signature of one of its authorized officers.

          THE TERMS OF ARTICLE TEN OF THE INDENTURE ARE INCORPORATED HEREIN BY REFERENCE.

          This Guarantee shall be governed by and construed in accordance with the laws of the State of New York.

                                          WAP HOLDINGS INC.

                                          By:
                                              -------------------------------
                                               Name:
                                               Title:

                                    GUARANTEE

          SLM Tradmark Acquisition Canada Corp. and its successors under the Indenture, jointly and severally with any other Guarantors, hereby irrevocably and unconditionally guarantees, on a senior secured basis, (i) the due and punctual payment of the principal of, premium, if any, and interest on the Subsidiary Issuer Notes, whether at maturity, by acceleration or otherwise, the due and punctual payment of interest on the overdue principal of and interest, if any, on the Subsidiary Issuer Notes, to the extent lawful, and the due and punctual performance of all other obligations of Sport Maska Inc. (the "COMPANY") to the Holders or the Trustee all in accordance with the terms set forth in Article Ten of the Indenture, (ii) in case of any extension of time of payment or renewal of any Subsidiary Issuer Notes or any of such other obligations, that the same will be promptly paid in full when due or performed in accordance with the terms of the extension or renewal, whether at stated maturity, by acceleration or otherwise and (iii) has agreed to pay any and all costs and expenses (including reasonable attorneys' fees) incurred by the Trustee or any Holder in enforcing any rights under this Guarantee. Capitalized terms used herein have the meanings assigned to them in the Indenture unless otherwise indicated.

          No stockholder, employee, officer, director or incorporator, as such, past, present or future, of SLM Tradmark Acquisition Canada Corp. shall have any personal liability under this Guarantee by reason of his or its status as such stockholder, employee, officer, director or incorporator. Each Holder by accepting this Guarantee waives and releases all such liability. The waiver and release are part of the consideration for issuance of the Subsidiary Issuer Notes and Guarantees. This Guarantee shall be binding upon SLM Tradmark Acquisition Canada Corp. and its successors and assigns and shall inure to the benefit of the successors and assigns of the Trustee and the Holders and, in the event of any transfer or assignment of rights by any Holder or the Trustee, the rights and privileges herein conferred upon that party shall automatically extend to and be vested in such transferee or assignee, all subject to the terms and conditions hereof.

          This Guarantee shall not be valid or obligatory for any purpose until the certificate of authentication on the Subsidiary Issuer Note upon which this Guarantee is noted shall have been executed by the Trustee under the Indenture by the manual signature of one of its authorized officers.

          THE TERMS OF ARTICLE TEN OF THE INDENTURE ARE INCORPORATED HEREIN BY REFERENCE.

          This Guarantee shall be governed by and construed in accordance with the laws of the State of New York.

                                          SLM TRADEMARK ACQUISITION CANADA CORP.

                                          By:
                                              -------------------------------
                                               Name:
                                               Title:

                                    GUARANTEE

          Jofa AB and its successors under the Indenture, jointly and severally with any other Guarantors, hereby irrevocably and unconditionally guarantees, on a senior secured basis, (i) the due and punctual payment of the principal of, premium, if any, and interest on the Subsidiary Issuer Notes, whether at maturity, by acceleration or otherwise, the due and punctual payment of interest on the overdue principal of and interest, if any, on the Subsidiary Issuer Notes, to the extent lawful, and the due and punctual performance of all other obligations of Sport Maska Inc. (the "COMPANY") to the Holders or the Trustee all in accordance with the terms set forth in Article Ten of the Indenture, (ii) in case of any extension of time of payment or renewal of any Subsidiary Issuer Notes or any of such other obligations, that the same will be promptly paid in full when due or performed in accordance with the terms of the extension or renewal, whether at stated maturity, by acceleration or otherwise and (iii) has agreed to pay any and all costs and expenses (including reasonable attorneys' fees) incurred by the Trustee or any Holder in enforcing any rights under this Guarantee. Capitalized terms used herein have the meanings assigned to them in the Indenture unless otherwise indicated.

          No stockholder, employee, officer, director or incorporator, as such, past, present or future, of Jofa AB shall have any personal liability under this Guarantee by reason of his or its status as such stockholder, employee, officer, director or incorporator. Each Holder by accepting this Guarantee waives and releases all such liability. The waiver and release are part of the consideration for issuance of the Subsidiary Issuer Notes and Guarantees. This Guarantee shall be binding upon Jofa AB and its successors and assigns and shall inure to the benefit of the successors and assigns of the Trustee and the Holders and, in the event of any transfer or assignment of rights by any Holder or the Trustee, the rights and privileges herein conferred upon that party shall automatically extend to and be vested in such transferee or assignee, all subject to the terms and conditions hereof.

          This Guarantee shall not be valid or obligatory for any purpose until the certificate of authentication on the Subsidiary Issuer Note upon which this Guarantee is noted shall have been executed by the Trustee under the Indenture by the manual signature of one of its authorized officers.

          THE TERMS OF ARTICLE TEN OF THE INDENTURE ARE INCORPORATED HEREIN BY REFERENCE.

          This Guarantee shall be governed by and construed in accordance with the laws of the State of New York.

                                          JOFA AB

                                          By:
                                              -------------------------------
                                               Name:
                                               Title:

                                    GUARANTEE

          Jofa Holding AB and its successors under the Indenture, jointly and severally with any other Guarantors, hereby irrevocably and unconditionally guarantees, on a senior secured basis, (i) the due and punctual payment of the principal of, premium, if any, and interest on the Subsidiary Issuer Notes, whether at maturity, by acceleration or otherwise, the due and punctual payment of interest on the overdue principal of and interest, if any, on the Subsidiary Issuer Notes, to the extent lawful, and the due and punctual performance of all other obligations of Sport Maska Inc. (the "COMPANY") to the Holders or the Trustee all in accordance with the terms set forth in Article Ten of the Indenture, (ii) in case of any extension of time of payment or renewal of any Subsidiary Issuer Notes or any of such other obligations, that the same will be promptly paid in full when due or performed in accordance with the terms of the extension or renewal, whether at stated maturity, by acceleration or otherwise and (iii) has agreed to pay any and all costs and expenses (including reasonable attorneys' fees) incurred by the Trustee or any Holder in enforcing any rights under this Guarantee. Capitalized terms used herein have the meanings assigned to them in the Indenture unless otherwise indicated.

          No stockholder, employee, officer, director or incorporator, as such, past, present or future, of Jofa Holding AB shall have any personal liability under this Guarantee by reason of his or its status as such stockholder, employee, officer, director or incorporator. Each Holder by accepting this Guarantee waives and releases all such liability. The waiver and release are part of the consideration for issuance of the Subsidiary Issuer Notes and Guarantees. This Guarantee shall be binding upon Jofa Holding AB and its successors and assigns and shall inure to the benefit of the successors and assigns of the Trustee and the Holders and, in the event of any transfer or assignment of rights by any Holder or the Trustee, the rights and privileges herein conferred upon that party shall automatically extend to and be vested in such transferee or assignee, all subject to the terms and conditions hereof.

          This Guarantee shall not be valid or obligatory for any purpose until the certificate of authentication on the Subsidiary Issuer Note upon which this Guarantee is noted shall have been executed by the Trustee under the Indenture by the manual signature of one of its authorized officers.

          THE TERMS OF ARTICLE TEN OF THE INDENTURE ARE INCORPORATED HEREIN BY REFERENCE.

          This Guarantee shall be governed by and construed in accordance with the laws of the State of New York.

                                          JOFA HOLDING AB

                                          By:
                                              -------------------------------
                                               Name:
                                               Title:

                      [OPTION OF HOLDER TO ELECT PURCHASE]

          If you want to elect to have this Note purchased by the Company pursuant to SECTION 4.15 or SECTION 4.16 of the Indenture, check the appropriate box:

               SECTION 4.15 [  ]
               SECTION 4.16 [  ]

          If you want to elect to have only part of this Note purchased by the Company pursuant to SECTION 4.15 or SECTION 4.16 of the Indenture, state the amount you elect to have purchased:

$
 ------------------------

Dated:
      --------------                      -----------------------------------
                                          NOTICE: The signature on this
                                                  assignment must correspond
                                                  with the name as it appears
                                                  upon the face of the within
                                                  Note in every particular
                                                  without alteration or
                                                  enlargement or any change
                                                  whatsoever and be guaranteed
                                                  by the endorser's bank or
                                                  broker.

                                            Signature Guarantee:
                                                                 ---------------